UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21213

Nuveen AMT-Free Quality Municipal Income Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Gifford R. Zimmerman
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: October 31

Date of reporting period: October 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

nuveen
A TIAA Company

Closed-End Funds

31 October 2018

Nuveen Municipal Closed-End Funds

Annual Report

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Table of Contents

Chairman’s Letter to Shareholders	4

Portfolio Manager’s Comments	5

Fund Leverage	9

Common Share Information	11

Risk Considerations	13

Performance Overview and Holding Summaries	14

Shareholder Meeting Report	18

Report of Independent Registered Public Accounting Firm	19

Portfolios of Investments	20

Statement of Assets and Liabilities	107

Statement of Operations	108

Statement of Changes in Net Assets	109

Statement of Cash Flows	110

Financial Highlights	112

Notes to Financial Statements	115

Additional Fund Information	130

Glossary of Terms Used in this Report	131

Reinvest Automatically, Easily and Conveniently	133

Annual Investment Management Agreement Approval Process	134

Board Members & Officers	142

Chairman’s Letter
to Shareholders
Dear Shareholders,
I am honored to serve as the new independent chairman of the Nuveen Fund Board, effective July 1, 2018. I’d like to gratefully acknowledge the stewardship of my predecessor William J. Schneider and, on behalf of my fellow Board members, reinforce our commitment to the legacy of strong, independent oversight of your Funds.
If stock markets are forward-looking, then the recently elevated volatility suggests the consensus view is changing. Rising interest rates, moderating corporate earnings growth prospects and unpredictable geopolitical events including trade wars and Brexit have clouded the horizon. With economic growth in China and Europe already slowing this year, and U.S. growth possibly peaking, investors are watching for clues as to the global economy’s resilience amid these headwinds.
However, it’s important to remember that interim market swings may not reflect longer-term economic conditions. Global growth is indeed slowing, but it’s still positive. The U.S. economy remains strong, even in the face of late-cycle pressures. Low unemployment and firming wages should continue to support consumer spending, and the November mid-term elections resulted in no major surprises. In China, the government remains committed to using fiscal stimulus to offset softening exports. Europe also remains vulnerable to trade policy, but European corporate earnings have remained healthy and their central bank has reaffirmed its commitment to a gradual stimulus withdrawal. In a slower growth environment, there are opportunities for investors who seek them more selectively.
A more challenging landscape can distract you from your investment goals. But you can maintain long-term perspective by setting realistic expectations about short-term volatility and working with your financial advisor to evaluate your goals, timeline and risk tolerance. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chairman of the Board
December 21, 2018

Portfolio Manager’s Comments

Nuveen Quality Municipal Income Fund (NAD)
Nuveen AMT-Free Quality Municipal Income Fund (NEA)
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen, LLC. Portfolio manager Christopher L. Drahn, CFA, reviews U.S. economic and municipal market conditions, key investment strategies and the twelve-month performance of these two national Funds.
What factors affected the U.S. economy and the national municipal market during the twelve-month reporting period ended October 31, 2018?
The U.S. economy accelerated in this reporting period, with gross domestic product (GDP) growth reaching 4.2% (annualized) in the second quarter of 2018, the fastest pace since 2014, then receding to a still relatively robust 3.5% annualized rate in the third quarter of 2018, according to the Bureau of Economic Analysis “second” estimate. GDP is the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. The boost in economic activity during the second quarter of 2018 was attributed to robust spending by consumers, businesses and the government, as well as a temporary increase in exports, as farmers rushed soybean shipments ahead of China’s retaliatory tariffs. While consumer and government spending continued to drive economic growth in the third quarter, the export contribution declined as expected and both business spending and housing investment weakened.
Consumer spending, the largest driver of the economy, remained well supported by low unemployment, wage gains and tax cuts. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 3.7% in October 2018 from 4.1% in October 2017 and job gains averaged around 210,000 per month for the past twelve months. The jobs market has continued to tighten, while average hourly earnings grew at an annualized rate of 3.1% in October 2018. The Consumer Price Index (CPI) increased 2.5% over the twelve-month reporting period ended October 31, 2018 on a seasonally adjusted basis, as reported by the Bureau of Labor Statistics.
Low mortgage rates and low inventory drove home prices higher during this recovery cycle. But the price momentum slowed in recent months as mortgage rates began to drift higher and homes have become less affordable. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, was up 5.5% in September 2018 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 4.8% and 5.1%, respectively.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
The ratings disclosed are the lowest rating given by one of the following national rating agencies: Standard & Poor’s Group (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Manager’s Comments (continued)
With the U.S. economy delivering a sustainable growth rate and employment strengthening, the Federal Reserve’s (Fed’s) policy making committee continued to incrementally raise its main benchmark interest rate. The most recent increase, in September 2018, was the third rate hike in 2018 to date and the eighth rate hike since December 2015. Fed Chair Janet Yellen’s term expired in February 2018, and incoming Chairman Jerome Powell indicated he would likely maintain the Fed’s gradual pace of interest rate hikes. The September 2018 meeting confirmed the market’s expectations of another increase in December 2018, followed by additional increases in 2019. Notably, the Fed’s statement dropped “accommodative” from the description of its monetary policy, which Chairman Powell explained did not represent a change in the course of policy but rather an acknowledgement of the strengthening economy. Additionally, the Fed continued reducing its balance sheet by allowing a small amount of maturing Treasury and mortgage securities to roll off each month without reinvestment. The market expects the pace to remain moderate and predictable, with minimal market disruption.
Geopolitical news remained a prominent market driver. The U.S. moved forward with tariffs on imported goods from China, as well as on steel and aluminum from Canada, Mexico and Europe. These countries announced retaliatory measures in kind, intensifying concerns about a trade war, although there have been some positive developments. In July 2018, the U.S. and the Europe Union announced they would refrain from further tariffs while they negotiate trade terms, and in October 2018, the U.S., Mexico and Canada agreed to a new trade deal to replace the North American Free Trade Agreement. The U.S. and China resumed trade negotiations in August 2018, but the talks yielded little progress and President Trump subsequently mentioned imposing tariffs on the balance of Chinese goods. Brexit negotiations made modest progress, but the Irish border remained a sticking point and Prime Minister Theresa May was expected to face difficulty getting a plan approved in Parliament. Elsewhere in Europe, markets remained nervous about Italy’s new euroskeptic coalition government, immigration policy and political risk in Turkey. The U.S. Treasury issued additional sanctions on Russia in April 2018 and re-imposed sanctions on Iran following the U.S. withdrawal from the 2015 nuclear agreement. Bearish crude oil supply news, along with heightened tensions between the U.S. and Saudi Arabia after the disappearance of a Saudi journalist, drove oil price volatility. On the Korean peninsula, the leaders of South Korea and North Korea met during April 2018 and jointly announced a commitment toward peace, while the U.S.-North Korea summit yielded an agreement with few additional details.
The broad municipal bond market posted a modestly negative return for this reporting period. As the economy gained momentum and the Fed continued to nudge its policy rate higher, interest rates rose across the yield curve. However, short-term rates increased by a wider margin than longer-term rates, which were anchored by modest inflation expectations, resulting in a flattening yield curve.
Along with the overall economic outlook, tax reform was a significant market driver for municipal bonds in this reporting period. Early drafts of the tax bill fostered significant uncertainty about the impact on the municipal bond market, leading municipal bonds to underperform taxable bonds in December 2017 and provoking issuers to rush bond offerings ahead of the pending tax law. Issuance in December 2017 reached an all-time high of $62.5 billion, exacerbating the market’s price decline during the month. However, all of the supply was absorbed and municipal bond valuations subsequently returned to more typical levels.
The final tax reform legislation signed on December 27, 2017 largely spared municipal bonds and was considered neutral to positive for the municipal market overall. Notably, a provision that would have eliminated the tax-preferred status of 20% to 30% of the municipal bond market was not included in the final bill. Moreover, investors were relieved that the adopted changes apply only to newly issued municipal bonds and also could be beneficial from a technical standpoint. Because new issue advance refunding bonds are no longer tax exempt, the total supply of municipal bonds will decrease going forward, boosting the scarcity value of existing municipal bonds. The new tax law also caps the state and local tax (SALT) deduction for individuals, which will likely increase demand for tax-exempt municipal bonds, especially in states with high income and/or property taxes.
Following the issuance surge in late 2017, issuance remained sharply lower in early 2018. However, the overall balance of municipal bond supply and demand remained advantageous for prices. Municipal bond issuance nationwide totaled $388.6 billion in this reporting period, a 0.3% increase from the issuance for the twelve-month reporting period ended October 31, 2018. The overall low level of interest rates encouraged issuers to continue to actively refund their outstanding debt. In these transactions the issuers are issuing new bonds and taking the bond proceeds and redeeming (calling) old bonds. These refunding transactions have ranged from 40% to 60% of total issuance over the past few years. Thus, the net issuance (all bonds issued less bonds redeemed) is actually much lower than the gross issuance. So, while gross issuance volume has been strong, the net has not, and this was an overall positive technical factor on municipal bond investment performance in recent years. Although the pace of refundings is slowing, net negative issuance is expected to continue.
Despite the volatility surrounding the potential tax law changes, demand remained robust and continued to outstrip supply. Low global interest rates have continued to drive investors toward higher after-tax yielding assets, including U.S. municipal bonds. As a result, municipal bond fund inflows have remained steady through the end of the reporting period.
What key strategies were used to manage these Funds during the twelve-month reporting period ended October 31, 2018?
Interest rates rose in this reporting period but not uniformly. The yield curve flattened as the rate increase on the short end outpaced that on the long end. The rise in yields weighed on bond prices, but the gradual pace of the increase kept municipal bond fund flows fairly stable. Supply and demand conditions remained favorable, and credit fundamentals were relatively robust. During this time, we continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that we believed had the potential to perform well over the long term.
Our trading activity continued to focus on pursuing the Funds’ investment objectives. We remained comfortable with the Funds’ broad positioning, maintaining overweight allocations to lower investment grade credits and from a sector standpoint overweights in health care (especially hospitals), transportation (mainly airports and toll roads) and tobacco, as well as an underweight in state and local general obligation (GO) bonds.
The rising interest rate environment provided attractive opportunities for tax loss swapping. This strategy involves selling bonds that were bought when interest rates were lower and reinvesting the proceeds into bonds offering higher yield levels to capitalize on the tax loss (which can be used to offset future taxable gains) and boost the Funds’ income distribution capabilities.
Over the course of the reporting period, NAD added to weightings in the transportation sector (primarily airports and maritime ports). The strategy primarily involved adding bonds in that sector subject to the alternative minimum tax (AMT). We consider the sector to generally possess good credit quality and liquidity (as well as incremental yield from the AMT designation) in an environment where fewer investors should find themselves subject to the AMT due to the tax code changes in the 2017 Tax Cuts and Jobs Act. NEA added bonds from a range of sectors. The purchases were made primarily using a mixture of proceeds from calls, maturities and tax loss swap transactions. Other trading activity during the reporting period included replacing some New Jersey Tobacco Settlement bonds that were refunded.
As of October 31, 2018, the Funds continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management and income and total return enhancement. As part of our duration management strategies, during the first half of the reporting period NEA also invested in forward interest rates swaps to help reduce price volatility risk due to movements in U.S. interest rates relative to the Fund’s benchmark. The swap position was eliminated in April 2018 and had a negligible impact on performance during the reporting period.
How did the Funds perform during the twelve-month reporting period ended October 31, 2018?
The tables in each Fund's Performance Overview and Holding Summaries section of this report provide the Funds’ total returns for the one-year, five-year and ten-year periods ended October 31, 2018. Each Fund's total returns at net asset value (NAV) are compared with the performance of a corresponding market index.

Portfolio Manager’s Comments (continued)
For the twelve months ended October 31, 2018, the total returns on common share NAV for the two Funds underperformed the returns for the national S&P Municipal Bond Index and the secondary benchmark, composed of 80% S&P Municipal Bond Investment Grade Index and 20% S&P Municipal Bond High Yield Index.
Yield curve and duration positioning and credit quality allocations had the largest impacts on the Funds’ relative performance, with a smaller contribution from sector allocations. NAD and NEA held overweight allocations in longer maturities, which was modestly beneficial to performance relative to the weaker performing intermediate part of the curve. However, the Funds’ relative performance was hurt by their slight overweight in older zero-coupon bonds that have drifted into the intermediate range of the yield curve.
From a credit ratings standpoint, lower rated credits outperformed in this reporting period. The Funds’ overweight allocations to BBB and single-B rated bonds contributed positively to performance, driven by both price appreciation and income generation.
Sector weightings were advantageous across the Funds’ overweights in tobacco and health care and an underweight in GO bonds. Security selection in the health care sector also aided performance. Both an overweight and security selection in Illinois bonds was another positive contributor, while an underweight in Puerto Rico bonds slightly detracted from relative results.
In addition, the use of regulatory leverage was an important factor affecting performance of the Funds. Leverage is discussed in more detail later in the Fund Leverage section of this report.
An Update on FirstEnergy Solutions Corp.
FirstEnergy Solutions Corp. and all of its subsidiaries filed for protection under Chapter 11 of the U.S. Bankruptcy Code on March 18, 2018. FirstEnergy Solutions and its subsidiaries specialize in coal and nuclear energy production. It is one of the main energy producers in the state of Ohio and a major energy provider in Pennsylvania. Because of the challenging market environment for nuclear and coal power in the face of inexpensive natural gas, FirstEnergy Corp., FirstEnergy Solution’s parent announced in late 2016 that it would begin a strategic review of its generation assets. FirstEnergy Solutions is a unique corporate issuer in that the majority of its debt was issued in the municipal market to finance pollution control and waste disposal for its coal and nuclear plants. A substantial amount of bondholders, of which Nuveen Funds are included, entered into an “Agreement in Principal” with FirstEnergy Corp., to resolve potential claims that bondholders may have against FirstEnergy Corp. The agreement is subject to the approval of the FirstEnergy Corp. board of directors, FirstEnergy Solutions and the bankruptcy court.
In terms of FirstEnergy Solutions holdings, shareholders should note that NEA had no exposure to FirstEnergy, while NAD had 0.06% and it should be noted that this exposure is senior lien secured and had a negligible effect on relative performance.

Fund Leverage
IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE
One important factor impacting the returns of the Funds’ common shares relative to their comparative benchmarks was the Funds’ use of leverage through their issuance of preferred shares and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments in recent years have been much lower than the interest the Fund has been earning on its portfolio of long-term bonds that it has bought with the proceeds of that leverage.
However, use of leverage can expose Fund common shares to additional price volatility. When a Fund uses leverage, the Fund common shares will experience a greater increase in their net asset value if the municipal bonds acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the bonds acquired through leverage decline in value, which will make the shares’ net asset value more volatile, and total return performance more variable, over time.
In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. Over the last few quarters, short-term interest rates have indeed increased from their extended lows after the 2007-09 financial crisis. This increase has reduced common share net income, and also reduced potential for long-term total returns. Nevertheless, the ability to effectively borrow at current short-term rates is still resulting in enhanced common share income, and management believes that the advantages of continuation of leverage outweigh the associated increase in risk and volatility described above.
Leverage had a negligible impact on the performance of NAD over the reporting period. Leverage had a positive impact on the performance of NEA during the reporting period.
As of October 31, 2018, the Funds’ percentages of leverage are as shown in the accompanying table.

	NAD	NEA
Effective Leverage*	39.92%	39.94%
Regulatory Leverage*	38.01%	37.67%

*	Effective Leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

Fund Leverage (continued)

THE FUNDS’ REGULATORY LEVERAGE
As of October 31, 2018, the Funds have issued and outstanding preferred shares as shown in the accompanying table.

	Variable Rate Preferred*	Variable Rate Remarketed Preferred**
	Shares	Shares
	Issued at	Issued at
	Liquidation	Liquidation
	Preference	Preference	Total
NAD	$1,152,500,000	$632,000,000	$1,784,500,000
NEA	$958,000,000	$1,290,300,000	$2,248,300,000

*
Preferred shares of the Fund featuring a floating rate dividend based on a predetermined formula or spread to an index rate. Includes the following preferred shares AMTP, iMTP, VMTP, MFP-VRM and VRDP in Special Rate Mode, where applicable. See Notes to Financial Statements, Note 4 – Fund Shares, Preferred Shares for further details.

**	Preferred shares of the Fund featuring floating rate dividends set by a remarketing agent via a regular remarketing. Includes the following preferred shares VRDP not in Special Rate Mode, MFP-VRRM and MFP-VRDM, where applicable. See Notes to Financial Statements, Note 4 – Fund Shares, Preferred Shares for further details.

Refer to Notes to Financial Statements, Note 4 — Fund Shares, Preferred Shares and Note 10 — Subsequent Events for further details on preferred shares and each Fund’s respective transactions.

Common Share Information

COMMON SHARE DISTRIBUTION INFORMATION
The following information regarding the Funds’ distributions is current as of October 31, 2018. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investment value changes.
During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

	Per Common
	Share Amounts
Monthly Distributions (Ex-Dividend Date)	NAD	NEA
November 2017	$0.0600	$0.0580
December	0.0575	0.0580
January	0.0575	0.0580
February	0.0575	0.0580
March	0.0575	0.0580
April	0.0575	0.0580
May	0.0575	0.0580
June	0.0575	0.0535
July	0.0575	0.0535
August	0.0575	0.0535
September	0.0535	0.0535
October 2018	0.0535	0.0535
Total Monthly Per Share Distributions	0.6845	0.6735
Ordinary Income Distribution*	0.0047	0.0045
Total Distributions from Net Investment Income	$0.6892	$0.6780

Yields
Market Yield**	5.17%	5.29%
Tax-Equivalent Yield**	6.80%	6.96%

*	Distribution paid in December 2017.
**
Market Yield is based on the Fund’s current annualized monthly dividend divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 24.0%. When comparing a Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.
All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains

Common Share Information (continued)

and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of each Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.
COMMON SHARE REPURCHASES
During August 2018, the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.
As of October 31, 2018, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	NAD	NEA
Common shares cumulatively repurchased and retired	17,900	75,000
Common shares authorized for repurchase	20,190,000	26,280,000

During the current reporting period, the Funds repurchased and retired their common shares at a weighted average price per share and a weighted average discount per share as shown in the accompanying table.

	NAD	NEA
Common shares repurchased and retired	17,900	55,700
Weighted average price per common share repurchased and retired	$12.33	$12.10
Weighted average discount per common share repurchased and retired	14.96%	14.89%

OTHER COMMON SHARE INFORMATION
As of October 31, 2018, and during the current reporting period, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	NAD	NEA
Common share NAV	$14.42	$14.16
Common share price	$12.41	$12.13
Premium/(Discount) to NAV	(13.94)%	(14.34)%
12-month average premium/(discount) to NAV	(11.65)%	(11.45)%

Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.
Nuveen Quality Municipal Income Fund (NAD)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NAD.
Nuveen AMT-Free Quality Municipal Income Fund (NEA)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NEA.

NAD	Nuveen Quality Municipal Income Fund
Performance Overview and Holding Summaries as of October 31, 2018

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of October 31, 2018

	Average Annual
	1-Year	5-Year	10-Year
NAD at Common Share NAV	(2.03)%	5.48%	8.14%
NAD at Common Share Price	(5.69)%	5.17%	7.97%
S&P Municipal Bond Index	(0.31)%	3.33%	4.97%
NAD Custom Blended Fund Performance Benchmark	0.56%	3.48%	5.04%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
The ratings disclosed are the lowest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	162.6%
Corporate Bonds	0.0%
Investment Companies	0.0%
Other Assets Less Liabilities	1.5%
Net Assets Plus Floating Rate Obligations,
MFP Shares, net of deferred offering costs,
VMTP Shares, net of deferred offering
costs & VRDP Shares, net of deferred
offering costs	164.1%
Floating Rate Obligations	(3.0)%
MFP Shares, net of deferred
offering costs	(20.8)%
VMTP Shares, net of deferred
offering costs	(18.7)%
VRDP Shares, net of deferred
offering costs	(21.6)%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	8.9%
AAA	2.5%
AA	31.4%
A	34.5%
BBB	13.1%
BB or Lower	6.5%
N/R (not rated)	3.1%
N/A (not applicable)	0.0%
Total	100%

Portfolio Composition
(% of total investments)
Transportation	27.0%
Health Care	16.6%
Tax Obligation/Limited	13.6%
U.S. Guaranteed	9.7%
Tax Obligation/General	8.8%
Utilities	6.7%
Education and Civic Organizations	5.3%
Other	12.3%
Total	100%

States and Territories
(% of total municipal bonds)
Illinois	11.8%
California	10.6%
Texas	10.3%
Colorado	6.3%
Florida	5.8%
Ohio	5.2%
New York	4.5%
Pennsylvania	3.2%
Washington	3.0%
New Jersey	2.9%
South Carolina	2.5%
Missouri	2.1%
Arizona	2.1%
Louisiana	2.0%
Virginia	2.0%
Nevada	1.9%
Michigan	1.5%
Wisconsin	1.4%
Tennessee	1.4%
Other	19.5%
Total	100%

NEA	Nuveen AMT-Free Quality Municipal Income Fund Performance Overview and Holding Summaries as of October 31, 2018

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of October 31, 2018

	Average Annual
	1-Year	5-Year	10-Year
NEA at Common Share NAV	(1.62)%	5.89%	6.91%
NEA at Common Share Price	(5.84)%	5.36%	6.54%
S&P Municipal Bond Index	(0.31)%	3.33%	4.97%
NEA Custom Blended Fund Performance Benchmark	0.56%	3.48%	5.04%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
The ratings disclosed are the lowest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	161.6%
Corporate Bonds	0.0%
Other Assets Less Liabilities	1.4%
Net Assets Plus Floating Rate
Obligations, MFP Shares, net of
deferred offering costs & VRDP
Shares, net of deferred offering costs	163.0%
Floating Rate Obligations	(2.8)%
MFP Shares, net of deferred
offering costs	(25.7)%
VRDP Shares, net of deferred
offering costs	(34.5)%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	9.9%
AAA	3.4%
AA	35.4%
A	27.1%
BBB	13.3%
BB or Lower	6.9%
N/R (not rated)	4.0%
Total	100%

Portfolio Composition
(% of total investments)
Health Care	18.5%
Transportation	18.5%
Tax Obligation/Limited	14.7%
Tax Obligation/General	12.4%
U.S. Guaranteed	10.0%
Education and Civic Organizations	6.1%
Water and Sewer	5.6%
Utilities	5.3%
Consumer Staples	5.3%
Other	3.6%
Total	100%

States and Territories
(% of total municipal bonds)
Illinois	14.4%
California	8.3%
Texas	8.0%
Colorado	6.3%
Ohio	6.2%
Florida	4.5%
New Jersey	4.0%
New York	3.9%
Pennsylvania	3.9%
Nevada	3.5%
Michigan	3.2%
Indiana	2.5%
Wisconsin	2.1%
Missouri	2.1%
South Carolina	2.1%
Washington	2.1%
Georgia	2.0%
Louisiana	1.9%
Other	19.0%
Total	100%

Shareholder Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen on August 8, 2018 for NAD and NEA; at this meeting the shareholders were asked to elect Board Members.

	NAD		NEA
	Common and Preferred shares voting together as a class	Preferred shares voting together as a class	Common and Preferred shares voting together as a class	Preferred shares voting together as a class
Approval of the Board Members was reached as follows:
Margo L. Cook
For	167,219,618	—	227,575,996	—
Withhold	16,109,188	—	13,258,876	—
Total	183,328,806	—	240,834,872	—
Jack B. Evans
For	166,535,336	—	226,632,515	—
Withhold	16,793,470	—	14,202,357	—
Total	183,328,806	—	240,834,872	—
Albin F. Moschner
For	166,945,081	—	227,009,207	—
Withhold	16,383,725	—	13,825,665	—
Total	183,328,806	—	240,834,872	—
William C. Hunter
For	—	16,501	—	19,527
Withhold	—	—	—	—
Total	—	16,501	—	19,527
William J. Schneider
For	—	16,501	—	19,527
Withhold	—	—	—	—
Total	—	16,501	—	19,527

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Nuveen Quality Municipal Income Fund
Nuveen AMT-Free Quality Municipal Income Fund:
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Quality Municipal Income Fund and Nuveen AMT-Free Quality Municipal Income Fund (the “Funds”) as of October 31, 2018, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of October 31, 2018, the results of their operations and cash flows for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers or other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP
We have served as the auditor of one or more Nuveen investment companies since 2014.
Chicago, Illinois
December 27, 2018

NAD	Nuveen Quality Municipal Income Fund Portfolio of Investments October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 162.6% (100.0% of Total Investments)
	MUNICIPAL BONDS – 162.6% (100.0% of Total Investments)
	Alabama – 1.3% (0.8% of Total Investments)
	Alabama State Port Authority, Docks Facilities Revenue Bonds, Refunding Series 2017A:
$ 5,000	5.000%, 10/01/33 – AGM Insured (Alternative Minimum Tax)	10/27 at 100.00	AA	$ 5,461,800
5,455	5.000%, 10/01/34 – AGM Insured (Alternative Minimum Tax)	10/27 at 100.00	AA	5,941,531
5,550	5.000%, 10/01/35 – AGM Insured (Alternative Minimum Tax)	10/27 at 100.00	AA	6,027,522
17,500	Lower Alabama Gas District, Alabama, Gas Project Revenue Bonds, Series 2016A, 5.000%, 9/01/46	No Opt. Call	A3	19,660,025
33,505	Total Alabama			37,090,878
	Alaska – 0.8% (0.5% of Total Investments)
	Alaska Industrial Development and Export Authority, Power Revenue Bonds, Snettisham
	Hydroelectric Project, Refunding Series 2015:
1,580	5.000%, 1/01/24 (Alternative Minimum Tax)	No Opt. Call	Baa2	1,714,316
3,400	5.000%, 1/01/25 (Alternative Minimum Tax)	No Opt. Call	Baa2	3,715,894
1,000	5.000%, 1/01/28 (Alternative Minimum Tax)	7/25 at 100.00	Baa2	1,078,560
1,075	5.000%, 1/01/29 (Alternative Minimum Tax)	7/25 at 100.00	Baa2	1,152,873
300	5.000%, 1/01/31 (Alternative Minimum Tax)	7/25 at 100.00	Baa2	319,185
	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds,
	Series 2006A:
245	4.625%, 6/01/23	12/18 at 100.00	Ba2	245,049
14,500	5.000%, 6/01/32	12/18 at 100.00	B3	14,471,145
22,100	Total Alaska			22,697,022
	Arizona – 3.4% (2.1% of Total Investments)
980	Apache County Industrial Development Authority, Arizona, Pollution Control Revenue Bonds,	3/22 at 100.00	A–	1,024,041
	Tucson Electric Power Company, Series 20102A, 4.500%, 3/01/30
2,500	Arizona Health Facilities Authority, Revenue Bonds, Scottsdale Lincoln Hospitals Project,	12/24 at 100.00	A2	2,705,150
	Refunding Series 2014A, 5.000%, 12/01/39
2,000	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Academies of	1/28 at 100.00	AA–	2,139,400
	Math & Science Projects, Series 2018A, 5.000%, 7/01/48
	Arizona Sports and Tourism Authority, Tax Revenue Bonds, Multipurpose Stadium Facility
	Project, Refunding Senior Series 2012A:
1,490	5.000%, 7/01/30	7/22 at 100.00	A1	1,567,733
2,500	5.000%, 7/01/32	7/22 at 100.00	A1	2,620,775
2,335	5.000%, 7/01/36	7/22 at 100.00	A1	2,431,506
11,795	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health,	1/27 at 100.00	AA–	11,925,689
	Refunding Series 2016A, 4.000%, 1/01/36
11,740	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien Series	7/20 at 100.00	A+ (4)	12,289,549
	2010A, 5.000%, 7/01/40 (Pre-refunded 7/01/20)
12,935	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Senior Lien Series	7/27 at 100.00	AA–	13,981,830
	2017A, 5.000%, 7/01/47 (Alternative Minimum Tax)
6,000	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Senior Lien Series	7/28 at 100.00	AA–	6,518,700
	2018, 5.000%, 7/01/48 (WI/DD, Settling 11/28/18) (Alternative Minimum Tax)
7,000	Phoenix Civic Improvement Corporation, Arizona, Revenue Bonds, Civic Plaza Expansion Project,	No Opt. Call	AA	8,785,210
	Series 2005B, 5.500%, 7/01/39 – FGIC Insured
1,000	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power	10/20 at 100.00	A–	1,050,290
	Company, Series 2010A, 5.250%, 10/01/40
1,000	Pinal County Electrical District 4, Arizona, Electric System Revenue Bonds, Refunding Series	12/25 at 100.00	AA	1,000,580
	2015, 4.000%, 12/01/38 – AGM Insured

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Arizona (continued)
	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc.
	Prepay Contract Obligations, Series 2007:
$ 500	5.500%, 12/01/29	No Opt. Call	BBB+	$ 587,660
24,765	5.000%, 12/01/37	No Opt. Call	BBB+	28,154,586
1,100	Student and Academic Services LLC, Arizona, Lease Revenue Bonds, Northern Arizona University	6/24 at 100.00	AA	1,197,493
	Project, Series 2014, 5.000%, 6/01/34 – BAM Insured
774	Watson Road Community Facilities District, Arizona, Special Assessment Revenue Bonds, Series	1/19 at 100.00	N/R	737,939
	2005, 6.000%, 7/01/30
90,414	Total Arizona			98,718,131
	Arkansas – 0.1% (0.1% of Total Investments)
2,055	Arkansas State University, Student Fee Revenue Bonds, Jonesboro Campus, Series 2013,	12/23 at 100.00	A1	2,190,342
	4.875%, 12/01/43
	California – 17.3% (10.6% of Total Investments)
1,500	ABAG Finance Authority for Non-Profit Corporations, California, Cal-Mortgage Insured Revenue	5/20 at 100.00	AA– (4)	1,593,360
	Bonds, Channing House, Series 2010, 6.000%, 5/15/30 (Pre-refunded 5/15/20)
	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Subordinate
	Lien Series 2004A:
185	0.000%, 10/01/20 – AMBAC Insured	No Opt. Call	BBB+	174,620
9,015	0.000%, 10/01/20 – AMBAC Insured (ETM)	No Opt. Call	Aaa	8,666,570
1,535	Alameda Corridor Transportation Authority, California, Revenue Bonds, Senior Lien Series	No Opt. Call	A	681,433
	1999A, 0.000%, 10/01/37 – NPFG Insured
13,000	Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement	1/19 at 100.00	A1	13,013,520
	Project, Refunding Series 2007A-1, 4.375%, 3/01/37 – FGIC Insured
	Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement
	Project, Series 1997C:
2,945	0.000%, 9/01/27	No Opt. Call	AA	2,177,238
7,150	0.000%, 9/01/28 – AGM Insured	No Opt. Call	AA	5,029,882
2,455	0.000%, 9/01/32 – AGM Insured	No Opt. Call	AA	1,402,370
200	0.000%, 9/01/35 – AGM Insured	No Opt. Call	AA	98,220
	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge,
	Series 2013S-4:
10,000	5.000%, 4/01/38 (Pre-refunded 4/01/23)	4/23 at 100.00	AA– (4)	11,252,200
3,500	5.250%, 4/01/53 (Pre-refunded 4/01/23)	4/23 at 100.00	AA– (4)	3,975,020
1,055	Brisbane School District, San Mateo County, California, General Obligation Bonds, Election	No Opt. Call	AA	536,457
	2003 Series 2005, 0.000%, 7/01/35 – AGM Insured
	Byron Unified School District, Contra Costa County, California, General Obligation Bonds,
	Series 2007B,
1,640	0.000%, 8/01/32 – SYNCORA GTY Insured	No Opt. Call	A+	951,446
60	0.000%, 8/01/32 – SYNCORA GTY Insured (ETM)	No Opt. Call	A2 (4)	37,289
	Calexico Unified School District, Imperial County, California, General Obligation Bonds,
	Series 2005B:
3,685	0.000%, 8/01/31 – FGIC Insured	No Opt. Call	A	2,246,597
4,505	0.000%, 8/01/33 – FGIC Insured	No Opt. Call	A	2,472,479
2,820	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	1/19 at 100.00	BBB+	2,827,276
	Sonoma County Tobacco Securitization Corporation, Series 2005, 5.000%, 6/01/26
10,000	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health,	11/26 at 100.00	AA–	10,903,700
	Refunding Series 2016B, 5.000%, 11/15/46
22,520	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health,	11/27 at 100.00	AA–	24,732,815
	Refunding Series 2017A, 5.000%, 11/15/48
2,275	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health,	11/27 at 100.00	AA–	2,243,833
	Series 2018A, 4.000%, 11/15/42

NAD	Nuveen Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 5,950	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services,	10/19 at 100.00	AA–	$ 6,134,271
	Series 2009B, 5.500%, 10/01/39
710	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System,	7/23 at 100.00	AA–	771,671
	Series 2013A, 5.000%, 7/01/37
	California Health Facilities Financing Authority, Revenue Bonds, Stanford Hospitals and
	Clinics, Tender Option Bond Trust 2016-XG0049:
825	7.783%, 8/15/51, 144A (IF), (5)	8/22 at 100.00	AA–	952,009
2,140	7.783%, 8/15/51, 144A (IF), (5)	8/22 at 100.00	AA–	2,469,453
790	7.778%, 8/15/51, 144A (IF), (5)	8/22 at 100.00	AA–	911,518
5,600	California Municipal Finance Authority, Revenue Bonds, Linxs APM Project, Senior Lien Series	6/28 at 100.00	N/R	5,993,792
	2018A, 5.000%, 12/31/43 (Alternative Minimum Tax)
3,250	California Municipal Finance Authority, Revenue Bonds, Community Medical Centers, Series	2/27 at 100.00	A–	3,502,233
	2017A, 5.000%, 2/01/42
810	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series	11/19 at 100.00	Aaa	847,365
	2009-I, 6.375%, 11/01/34 (Pre-refunded 11/01/19)
	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series
	2010A-1:
1,530	5.750%, 3/01/30 (Pre-refunded 3/01/20)	3/20 at 100.00	Aaa	1,609,055
1,000	6.000%, 3/01/35 (Pre-refunded 3/01/20)	3/20 at 100.00	Aaa	1,054,950
815	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series	11/23 at 100.00	A+	889,328
	2013I, 5.000%, 11/01/38
	California State, General Obligation Bonds, Various Purpose Series 2010:
2,100	5.250%, 3/01/30	3/20 at 100.00	AA–	2,187,696
3,000	5.500%, 3/01/40	3/20 at 100.00	AA–	3,130,230
4,250	5.250%, 11/01/40	11/20 at 100.00	AA–	4,504,490
500	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda	12/24 at 100.00	BB	523,525
	University Medical Center, Series 2014A, 5.250%, 12/01/44
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda
	University Medical Center, Series 2016A:
6,000	5.000%, 12/01/46, 144A	6/26 at 100.00	BB–	6,113,460
3,070	5.250%, 12/01/56, 144A	6/26 at 100.00	BB–	3,174,534
5,480	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda	6/28 at 100.00	BB–	5,762,987
	University Medical Center, Series 2018A, 5.500%, 12/01/58, 144A
	California Statewide Communities Development Authority, Revenue Bonds, American Baptist Homes
	of the West, Series 2010:
900	6.000%, 10/01/29	10/19 at 100.00	BBB+	931,257
1,030	6.250%, 10/01/39	10/19 at 100.00	BBB+	1,067,224
1,050	California Statewide Communities Development Authority, School Facility Revenue Bonds, Aspire	1/19 at 100.00	N/R (4)	1,057,529
	Public Schools, Series 2010, 6.000%, 7/01/40 (Pre-refunded 1/01/19)
	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity
	Health System, Series 2005A:
2,640	5.750%, 7/01/30	1/19 at 100.00	CC	2,245,927
7,230	5.500%, 7/01/39	1/19 at 100.00	CC	6,158,659
6,025	California Statewide Community Development Authority, Revenue Bonds, Methodist Hospital	8/19 at 100.00	N/R (4)	6,249,732
	Project, Series 2009, 6.750%, 2/01/38 (Pre-refunded 8/01/19)
4,890	Clovis Unified School District, Fresno County, California, General Obligation Bonds, Series	No Opt. Call	AA+	3,885,545
	2006B, 0.000%, 8/01/26 – NPFG Insured
1,000	Coachella Valley Unified School District, Riverside County, California, General Obligation	No Opt. Call	A2	640,400
	Bonds, Series 2005A, 0.000%, 8/01/30 – FGIC Insured
5,045	Culver City Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment	11/21 at 61.42	AA– (4)	2,909,906
	Project, Capital Appreciation Series 2011A, 0.000%, 11/01/27 (Pre-refunded 11/01/21)
1,260	Davis Redevelopment Agency, California, Tax Allocation Bonds, Davis Redevelopment Project,	12/21 at 100.00	A+	1,431,889
	Subordinate Series 2011A, 7.000%, 12/01/36

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 4,000	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California, Water	6/24 at 100.00	AAA	$ 4,423,320
	System Revenue Bonds, Series 2014C, 5.000%, 6/01/44
3,010	El Camino Community College District, California, General Obligation Bonds, Election of 2002	8/22 at 100.00	AA+	2,511,755
	Series 2012C, 0.000%, 8/01/25
3,500	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,	No Opt. Call	AA	1,885,625
	Refunding Senior Lien Series 2015A, 0.000%, 1/15/34 – AGM Insured
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,
	Refunding Series 2013A:
1,480	5.750%, 1/15/46	1/24 at 100.00	A–	1,655,720
6,480	6.000%, 1/15/49	1/24 at 100.00	A–	7,399,577
1,500	Gavilan Joint Community College District, Santa Clara and San Benito Counties, California,	8/21 at 100.00	Aa2 (4)	1,654,245
	General Obligation Bonds, Election of 2004 Series 2011D, 5.750%, 8/01/35 (Pre-refunded 8/01/21)
9,930	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement	6/25 at 100.00	A+	10,695,603
	Asset-Backed Revenue Bonds, Refunding Series 2015A, 5.000%, 6/01/45
	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement
	Asset-Backed Revenue Bonds, Series 2005A:
1,455	0.000%, 6/01/24 – AMBAC Insured	No Opt. Call	A+	1,249,990
3,500	0.000%, 6/01/26 – AGM Insured	No Opt. Call	AA	2,811,620
4,250	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed	6/22 at 100.00	N/R	4,156,840
	Bonds, Series 2018A-1, 5.000%, 6/01/47
14,945	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed	6/22 at 100.00	N/R	14,617,406
	Bonds, Series 2018A-2, 5.000%, 6/01/47
2,500	Huntington Beach Union High School District, Orange County, California, General Obligation	No Opt. Call	Aa2	1,494,050
	Bonds, Series 2007, 0.000%, 8/01/32 – FGIC Insured
9,740	Huntington Park Redevelopment Agency, California, Single Family Residential Mortgage Revenue	No Opt. Call	AA+ (4)	10,377,678
	Refunding Bonds, Series 1986A, 8.000%, 12/01/19 (ETM)
5,000	Kern Community College District, California, General Obligation Bonds, Safety, Repair &	No Opt. Call	AA	4,259,650
	Improvement, Election 2002 Series 2006, 0.000%, 11/01/24 – AGM Insured
1,045	Lake Tahoe Unified School District, El Dorado County, California, General Obligation Bonds,	No Opt. Call	A1	645,914
	Series 2001B, 0.000%, 8/01/31 – NPFG Insured
90	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/26 at 100.00	AA–	97,325
	Airport, Subordinate Lien Series 2016A, 5.000%, 5/15/42 (Alternative Minimum Tax)
	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International
	Airport, Subordinate Lien Series 2016B:
2,000	5.000%, 5/15/41 (Alternative Minimum Tax)	5/26 at 100.00	AA–	2,164,140
20,015	5.000%, 5/15/46 (Alternative Minimum Tax)	5/26 at 100.00	AA–	21,616,600
4,615	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/28 at 100.00	AA–	5,062,240
	Airport, Subordinate Lien Series 2018A, 5.000%, 5/15/44 (Alternative Minimum Tax)
2,665	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series	1/24 at 100.00	AA	2,910,127
	2014B, 5.000%, 7/01/43
15,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2011A,	1/21 at 100.00	AA+	15,833,400
	5.000%, 7/01/41
2,000	Los Rios Community College District, Sacramento County, California, General Obligation Bonds,	8/19 at 100.00	AA (4)	2,054,440
	Series 2009D, 5.375%, 8/01/34 (Pre-refunded 8/01/19)
250	Lynwood Redevelopment Agency, California, Tax Allocation Revenue Bonds, Project Area A,	9/21 at 100.00	A	281,498
	Subordinate Lien Series 2011A, 7.000%, 9/01/31
500	Madera County, California, Certificates of Participation, Children’s Hospital Central	3/20 at 100.00	AA– (4)	523,365
	California, Series 2010, 5.375%, 3/15/36 (Pre-refunded 3/15/20)
6,215	Martinez Unified School District, Contra Costa County, California, General Obligation Bonds,	8/24 at 100.00	AA	7,320,213
	Series 2011, 5.875%, 8/01/31
5,955	Mount San Antonio Community College District, Los Angeles County, California, General	8/35 at 100.00	Aa1	4,734,999
	Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/43 (6)

NAD	Nuveen Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 2,700	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series	No Opt. Call	A	$ 3,693,114
	2009A, 7.000%, 11/01/34
2,200	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series	No Opt. Call	A	2,946,086
	2009C, 6.500%, 11/01/39
365	Natomas Union School District, Sacramento County, California, General Obligation Refunding	No Opt. Call	A	383,224
	Bonds, Series 1999, 5.950%, 9/01/21 – NPFG Insured
14,065	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue Bonds,	No Opt. Call	Baa2	15,764,474
	Redevelopment Project 1, Refunding Series 1995, 7.400%, 8/01/25 – NPFG Insured
3,615	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009,	11/19 at 100.00	N/R (4)	3,792,894
	6.750%, 11/01/39 (Pre-refunded 11/01/19)
890	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010,	11/20 at 100.00	Ba1 (4)	920,936
	5.250%, 11/01/21 (Pre-refunded 11/01/20)
13,145	Perris, California, GNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue	No Opt. Call	AA+ (4)	16,520,110
	Bonds, Series 1988B, 8.200%, 9/01/23 (ETM)
2,500	Petaluma, Sonoma County, California, Wastewater Revenue Bonds, Refunding Series 2011, 5.500%,	5/21 at 100.00	AA (4)	2,717,200
	5/01/32 (Pre-refunded 5/01/21)
6,000	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates of	No Opt. Call	A2 (4)	3,569,580
	Participation, Series 2006, 0.000%, 10/01/34 – FGIC Insured (ETM)
7,825	Pomona, California, GNMA/FNMA Collateralized Securities Program Single Family Mortgage Revenue	No Opt. Call	AA+ (4)	8,718,693
	Bonds, Series 1990A, 7.600%, 5/01/23 (ETM)
2,000	Poway Unified School District, San Diego County, California, General Obligation Bonds, School	No Opt. Call	AA–	748,120
	Facilities Improvement District 2007-1, Series 2011A, 0.000%, 8/01/41
5,000	Rialto Unified School District, San Bernardino County, California, General Obligation Bonds,	8/36 at 100.00	AA	4,693,550
	Series 2011A, 0.000%, 8/01/41 – AGM Insured (6)
5,000	Riverside County Asset Leasing Corporation, California, Leasehold Revenue Bonds, Riverside	No Opt. Call	A1	4,062,600
	County Hospital Project, Series 1997, 0.000%, 6/01/25 – NPFG Insured
4,615	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project	No Opt. Call	A	1,913,564
	Area, Series 2011B, 0.000%, 10/01/38
330	Riverside County Transportation Commission, California, Toll Revenue Senior Lien Bonds, Series	6/23 at 100.00	BBB	359,268
	2013A, 5.750%, 6/01/48
14,900	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International	5/26 at 100.00	A+	15,986,657
	Airport, Second Series 2016B, 5.000%, 5/01/46 (Alternative Minimum Tax)
11,615	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International	5/27 at 100.00	A+	12,584,039
	Airport, Second Series 2017A, 5.000%, 5/01/42 (Alternative Minimum Tax)
12,285	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International	5/28 at 100.00	A+	13,349,004
	Airport, Second Series 2018D, 5.000%, 5/01/48 (Alternative Minimum Tax)
660	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds,	8/19 at 100.00	A– (4)	683,654
	Mission Bay North Redevelopment Project, Series 2009C, 6.500%, 8/01/39 (Pre-refunded 8/01/19)
2,000	San Francisco, California, Community Facilities District 6, Mission Bay South Public	8/22 at 29.31	N/R	509,280
	Improvements, Special Tax Refunding Bonds, Series 2013C, 0.000%, 8/01/43
2,000	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue	1/25 at 100.00	BBB+	2,143,960
	Bonds, Refunding Junior Lien Series 2014B, 5.250%, 1/15/44
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue
	Bonds, Refunding Senior Lien Series 2014A:
15,350	5.000%, 1/15/44	1/25 at 100.00	A–	16,375,994
25,840	5.000%, 1/15/50	1/25 at 100.00	A–	27,479,031
	San Jose, California, Airport Revenue Bonds, Refunding Series 2017A:
5,000	5.000%, 3/01/41 (Alternative Minimum Tax)	3/27 at 100.00	A	5,447,100
5,000	5.000%, 3/01/47 (Alternative Minimum Tax)	3/27 at 100.00	A	5,428,500
6,660	San Ysidro School District, San Diego County, California, General Obligation Bonds, Refunding	No Opt. Call	AA	1,977,021
	Series 2015, 0.000%, 8/01/43

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 880	Santee Community Development Commission, California, Santee Redevelopment Project Tax	2/21 at 100.00	A (4)	$ 977,214
	Allocation Bonds, Series 2011A, 7.000%, 8/01/31 (Pre-refunded 2/01/21)
2,460	Santee School District, San Diego County, California, General Obligation Bonds, Capital	No Opt. Call	AA	1,385,718
	Appreciation, Election 2006, Series 2008D, 0.000%, 8/01/33 – AGC Insured
5,000	Solano Community College District, Solano and Yolo Counties, California, General Obligation	8/23 at 100.00	AA	5,429,950
	Bonds, Election 2012 Series 2013A, 5.000%, 8/01/43
1,145	Southern Kern Unified School District, Kern County, California, General Obligation Bonds,	No Opt. Call	AA	739,281
	Series 2006C, 0.000%, 11/01/30 – AGM Insured
1,175	Southern Kern Unified School District, Kern County, California, General Obligation Bonds,	No Opt. Call	AA	588,463
	Series 2010B, 0.000%, 11/01/35 – AGM Insured
	Union City Community Redevelopment Agency, California, Tax Allocation Revenue Bonds,
	Redevelopment Project, Subordinate Lien Series 2011:
1,000	6.375%, 12/01/23 (Pre-refunded 12/01/21)	12/21 at 100.00	A+ (4)	1,131,340
1,000	6.500%, 12/01/24 (Pre-refunded 12/01/21)	12/21 at 100.00	A+ (4)	1,134,730
1,000	6.625%, 12/01/25 (Pre-refunded 12/01/21)	12/21 at 100.00	A+ (4)	1,138,450
1,325	6.750%, 12/01/26 (Pre-refunded 12/01/21)	12/21 at 100.00	A+ (4)	1,513,375
2,410	Victor Elementary School District, San Bernardino County, California, General Obligation	No Opt. Call	Aa3	1,894,621
	Bonds, Series 2002A, 0.000%, 8/01/26 – FGIC Insured
2,000	West Contra Costa Unified School District, Contra Costa County, California, General Obligation	8/21 at 100.00	AA– (4)	2,165,700
	Bonds, Election 2010 Series 2011A, 5.000%, 8/01/41 (Pre-refunded 8/01/21)
3,750	Wiseburn School District, Los Angeles County, California, General Obligation Bonds, Series	8/31 at 100.00	AA	3,198,262
	2011B, 0.000%, 8/01/36 – AGM Insured (6)
4,000	Yuba Community College District, California, General Obligation Bonds, Election 2006 Series	8/21 at 100.00	Aa2 (4)	4,358,040
	2011C, 5.250%, 8/01/47 (Pre-refunded 8/01/21)
509,280	Total California			502,987,097
	Colorado – 10.3% (6.3% of Total Investments)
3,000	Anthem West Metropolitan District, Colorado, General Obligation Bonds, Refunding Series 2015,	12/25 at 100.00	AA	3,283,920
	5.000%, 12/01/35 – BAM Insured
4,195	Boulder Larimer & Weld Counties School District RE-1J Saint Vrain Valley, Colorado, General	12/26 at 100.00	AA+	4,335,994
	Obligation Bonds, Series 2016C, 4.000%, 12/15/34
1,775	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding &	12/22 at 103.00	N/R	1,871,134
	Improvement Series 2017, 5.000%, 12/01/29, 144A
2,945	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds,	8/23 at 100.00	BB+	3,299,902
	Community Leadership Academy, Inc. Second Campus Project, Series 2013, 7.350%, 8/01/43
1,715	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds,	8/26 at 100.00	A+	1,533,502
	Flagstaff Academy Project, Refunding Series 2016, 3.625%, 8/01/46
500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Liberty	1/24 at 100.00	A+	521,575
	Common Charter School, Series 2014A, 5.000%, 1/15/44
1,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds,	8/24 at 100.00	A+	1,073,570
	Peak-to-Peak Charter School, Refunding Series 2014, 5.000%, 8/15/30
3,915	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Weld	6/26 at 100.00	A+	3,210,613
	County School District 6 – Frontier Academy, Refunding & Improvement Series 2016,
	3.250%, 6/01/46
1,250	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, University Corporation	No Opt. Call	A+	1,337,437
	for Atmospheric Research Project, Refunding Series 2012A, 4.500%, 9/01/22
545	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, University Corporation	9/27 at 100.00	A+	532,656
	for Atmospheric Research Project, Refunding Series 2017, 3.625%, 9/01/31
	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, University of Denver,
	Series 2017A:
1,200	4.000%, 3/01/36	3/27 at 100.00	AA–	1,227,288
1,600	4.000%, 3/01/37	3/27 at 100.00	AA–	1,631,776

NAD	Nuveen Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 1,465	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes Project,	8/19 at 100.00	N/R (4)	$ 1,526,647
	Series 2009A, 7.750%, 8/01/39 (Pre-refunded 8/01/19)
6,765	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives,	7/19 at 100.00	BBB+	6,917,483
	Series 2009A, 5.500%, 7/01/34
2,300	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives,	2/21 at 100.00	BBB+	2,355,798
	Series 2011A, 5.000%, 2/01/41
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives,
	Series 2013A:
3,020	5.250%, 1/01/40	1/23 at 100.00	BBB+	3,178,701
4,890	5.250%, 1/01/45	1/23 at 100.00	BBB+	5,146,969
4,600	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Christian Living Neighborhoods	1/24 at 102.00	N/R	4,708,100
	Project, Refunding Series 2016, 5.000%, 1/01/37
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good
	Samaritan Society Project, Series 2013A:
2,670	5.000%, 6/01/28	6/25 at 100.00	A–	2,911,715
6,425	5.000%, 6/01/40	6/25 at 100.00	A–	6,770,472
270	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good	6/23 at 100.00	BBB	290,409
	Samaritan Society Project, Series 2013, 5.625%, 6/01/43
665	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Frasier Meadows Project,	5/27 at 100.00	N/R	703,883
	Refunding & Improvement Series 2017A, 5.250%, 5/15/47
9,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of	1/20 at 100.00	AA–	9,239,490
	Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40
625	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Total Long-term Care National	11/20 at 100.00	N/R (4)	671,513
	Obligated Group Project, Series 2010A, 6.000%, 11/15/30 (Pre-refunded 11/15/20)
1,075	Colorado High Performance Transportation Enterprise, C-470 Express Lanes Revenue Bonds,	12/24 at 100.00	N/R	1,137,372
	Senior Lien Series 2017, 5.000%, 12/31/47
2,000	Colorado Mesa University, Colorado, Enterprise Revenue Bonds, Series 2012B, 4.250%, 5/15/37	5/21 at 100.00	Aa2	2,019,600
2,775	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System	3/28 at 100.00	AA	3,089,768
	Revenue Bonds, Refunding Series 2017C, 5.000%, 3/01/43
2,360	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System	3/28 at 100.00	AA	2,330,948
	Revenue Bonds, Refunding Series 2017E, 4.000%, 3/01/43
3,000	Commerce City, Colorado, Sales and Use Tax Revenue Bonds, Series 2014, 5.000%, 8/01/44 –	8/24 at 100.00	AA	3,235,530
	AGM Insured
7,250	Commerce City, Colorado, Sales and Use Tax Revenue Bonds, Series 2016, 5.000%, 8/01/46 –	8/26 at 100.00	AA	7,848,923
	AGM Insured
2,000	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2012B, 5.000%, 11/15/32	11/22 at 100.00	AA–	2,163,620
1,100	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013A,	11/23 at 100.00	A+	1,199,297
	5.250%, 11/15/43 (Alternative Minimum Tax)
4,515	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013B,	11/23 at 100.00	A+	4,909,882
	5.000%, 11/15/43
	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2018A:
17,960	5.000%, 12/01/43 (Alternative Minimum Tax)	12/28 at 100.00	A+	19,561,852
29,230	5.000%, 12/01/48 (Alternative Minimum Tax)	12/28 at 100.00	A+	31,710,166
1,820	Denver City and County, Colorado, Dedicated Tax Revenue Bonds, Refunding & Improvement Series	8/26 at 100.00	AA	1,816,888
	2016A, 4.000%, 8/01/46
6,405	Denver City and County, Colorado, Special Facilities Airport Revenue Bonds, United Airlines,	10/23 at 100.00	BB	6,731,719
	Inc. Project, Refunding Series 2017, 5.000%, 10/01/32 (Alternative Minimum Tax)
	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel,
	Refunding Senior Lien Series 2016:
2,955	5.000%, 12/01/28	12/26 at 100.00	Baa2	3,238,414
2,000	5.000%, 12/01/29	12/26 at 100.00	Baa2	2,181,560
2,635	5.000%, 12/01/35	12/26 at 100.00	Baa2	2,823,244
1,605	5.000%, 12/01/40	12/26 at 100.00	Baa2	1,688,781

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Capital Appreciation
	Series 2010A:
$ 385	0.000%, 9/01/35	No Opt. Call	A	$ 193,809
150	0.000%, 9/01/37	No Opt. Call	A	69,084
75	0.000%, 9/01/38	No Opt. Call	A	32,892
20	0.000%, 9/01/39	No Opt. Call	A	8,380
110	0.000%, 9/01/41	No Opt. Call	A	42,019
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B:
1,420	0.000%, 9/01/23 – NPFG Insured	No Opt. Call	A	1,243,295
18,380	0.000%, 9/01/25 – NPFG Insured	No Opt. Call	A	14,826,778
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
1,045	0.000%, 9/01/29 – NPFG Insured	No Opt. Call	A	694,371
2,175	0.000%, 9/01/30 – NPFG Insured	No Opt. Call	A	1,374,034
25,050	0.000%, 9/01/31 – NPFG Insured	No Opt. Call	A	15,146,232
23,305	0.000%, 9/01/32 – NPFG Insured	No Opt. Call	A	13,475,883
100	0.000%, 9/01/33 – NPFG Insured	No Opt. Call	A	55,096
12,500	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2006A, 0.000%,	9/26 at 54.77	A	5,001,625
	9/01/38 – NPFG Insured
	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A:
385	0.000%, 9/01/28 – NPFG Insured	No Opt. Call	A	268,495
60,000	0.000%, 3/01/36 – NPFG Insured	No Opt. Call	A	29,494,200
	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B:
345	0.000%, 9/01/28 – NPFG Insured	9/20 at 63.98	A	208,587
13,000	0.000%, 9/01/34 – NPFG Insured	9/20 at 45.40	A	5,546,320
14,500	0.000%, 3/01/36 – NPFG Insured	9/20 at 41.72	A	5,680,375
500	Eagle County Air Terminal Corporation, Colorado, Airport Terminal Project Revenue Bonds,	5/21 at 100.00	Baa2	535,215
	Refunding Series 2011A, 5.500%, 5/01/22 (Alternative Minimum Tax)
1,860	Metropolitan State University of Denver, Colorado, Institutional Enterprise Revenue Bonds,	12/25 at 100.00	Aa2	1,869,077
	Aerospace and Engineering Sciences Building Project, Series 2016, 4.000%, 12/01/40
	Park 70 Metropolitan District, City of Aurora, Colorado, General Obligation Refunding and
	Improvement Bonds, Series 2016:
1,565	5.000%, 12/01/36	12/26 at 100.00	Baa3	1,618,539
2,100	5.000%, 12/01/46	12/26 at 100.00	Baa3	2,153,235
3,000	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue	12/19 at 100.00	AA (4)	3,135,570
	Bonds, Refunding Series 2009, 6.250%, 12/01/30 (Pre-refunded 12/01/19) – AGC Insured
6,705	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue	12/25 at 100.00	N/R	7,076,591
	Bonds, Refunding Series 2015A, 5.000%, 12/01/45
5,715	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue	12/20 at 100.00	AA (4)	6,174,715
	Refunding Bonds, Series 2011, 6.125%, 12/01/41 (Pre-refunded 12/01/20) – AGM Insured
700	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs	No Opt. Call	A+	921,172
	Utilities, Series 2008, 6.500%, 11/15/38
	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private
	Activity Bonds, Series 2010:
2,500	6.500%, 1/15/30	7/20 at 100.00	BBB+	2,621,075
3,115	6.000%, 1/15/34	7/20 at 100.00	BBB+	3,224,150
2,615	6.000%, 1/15/41	7/20 at 100.00	BBB+	2,703,570
1,000	Sierra Ridge Metropolitan District 2, Douglas County, Colorado, General Obligation Bonds,	12/21 at 103.00	N/R	1,007,650
	Limited Tax Series 2016A, 5.500%, 12/01/46
750	Thompson Crossing Metropolitan District 2, Johnstown, Larimer County, Colorado, General	12/26 at 100.00	AA	808,305
	Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Series 2016B, 5.000%,
	12/01/36 – AGM Insured
	Traditions Metropolitan District 2, Colorado, Limited Tax General Obligation Bonds, Refunding
	Series 2016:
1,050	5.000%, 12/01/32 – BAM Insured	12/26 at 100.00	AA	1,149,929
1,000	4.125%, 12/01/37 – BAM Insured	12/26 at 100.00	AA	1,005,100

NAD	Nuveen Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 2,000	Vista Ridge Metropolitan District, In the Town of Erie, Weld County, Colorado, General	12/26 at 100.00	AA	$ 2,004,060
	Obligation Refunding Bonds, Series 2016A, 4.000%, 12/01/36 – BAM Insured
1,775	Waterview I Metropolitan District, El Paso County, Colorado, Limited Tax General Obligation	12/26 at 100.00	A–	1,901,540
	Bonds, Series 2016, 5.000%, 12/01/41
367,915	Total Colorado			299,239,079
	Connecticut – 1.4% (0.9% of Total Investments)
3,430	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart	7/22 at 100.00	AA (4)	3,758,594
	University, Series 2012H, 5.000%, 7/01/24 (Pre-refunded 7/01/22) – AGM Insured
	Connecticut Municipal Electric Energy Cooperative, Power Supply System Revenue Bonds, Tender
	Option Bond Trust 2016-XG0059:
1,295	12.666%, 1/01/32, 144A (IF), (5)	1/23 at 100.00	A+	1,719,462
190	12.564%, 1/01/38, 144A (IF), (5)	1/23 at 100.00	A+	248,009
	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes
	Series 2018A:
14,775	5.000%, 1/01/34	1/28 at 100.00	AA	16,099,727
6,410	5.000%, 1/01/37	1/28 at 100.00	AA	6,928,056
6,000	5.000%, 1/01/38	1/28 at 100.00	AA	6,475,320
2,500	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue	4/20 at 100.00	N/R (4)	2,697,825
	Bonds, Harbor Point Project, Series 2010A, 7.875%, 4/01/39 (Pre-refunded 4/01/20)
3,565	Hartford County Metropolitan District, Connecticut, Clean Water Project Revenue Bonds, Series	4/22 at 100.00	Aa2	3,506,213
	2013A, 4.000%, 4/01/39
4,899	Mashantucket Western Pequot Tribe, Connecticut, Special Revenue Bonds, Subordinate Series	No Opt. Call	N/R	172,430
	2013A, 4.000%, 7/01/31 (cash 4.000%, PIK 2.050%) (7)
43,064	Total Connecticut			41,605,636
	Delaware – 0.3% (0.2% of Total Investments)
7,255	Delaware Transportation Authority, Revenue Bonds, US 301 Project, Series 2015, 5.000%, 6/01/55	6/25 at 100.00	AA–	7,801,156
	District of Columbia – 1.7% (1.1% of Total Investments)
1,060	District of Columbia Housing Finance Agency, GNMA Collateralized Single Family Mortgage	12/18 at 100.00	AA+	1,062,544
	Revenue Bonds, Series 1988E-4, 6.375%, 6/01/26 (Alternative Minimum Tax)
4,365	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds,	No Opt. Call	A–	4,770,290
	Series 2001, 6.500%, 5/15/33
21,000	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds,	12/18 at 100.00	N/R	3,233,580
	Series 2006A, 0.000%, 6/15/46
23,745	District of Columbia Water and Sewerage Authority, Public Utility Revenue Bonds, Series 1998,	No Opt. Call	AA	25,914,581
	5.500%, 10/01/23 – AGM Insured (UB)
	District of Columbia, General Obligation Bonds, Series 1998B:
5,000	6.000%, 6/01/19 – NPFG Insured	No Opt. Call	Aaa	5,117,700
9,505	6.000%, 6/01/20 – NPFG Insured	No Opt. Call	Aaa	10,085,755
64,675	Total District of Columbia			50,184,450
	Florida – 9.5% (5.8% of Total Investments)
1,480	Atlantic Beach, Florida, Healthcare Facilities Revenue Refunding Bonds, Fleet Landing Project,	11/23 at 100.00	BBB	1,547,562
	Series 2013A, 5.000%, 11/15/37
	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter
	Academy, Inc. Project, Series 2013A:
450	5.000%, 9/01/45	9/23 at 100.00	BBB	458,469
875	5.000%, 9/01/48	9/23 at 100.00	BBB	890,330
1,000	Brevard County Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Health	4/19 at 100.00	A2 (4)	1,020,810
	First, Inc. Project, Series 2009B, 7.000%, 4/01/39 (Pre-refunded 4/01/19)
7,500	Broward County, Florida, Airport System Revenue Bonds, Series 2015A, 5.000%, 10/01/45	10/25 at 100.00	A+	8,047,200
	(Alternative Minimum Tax)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 4,315	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2011, 5.000%, 10/01/41	10/21 at 100.00	AA (4)	$ 4,659,208
	(Pre-refunded 10/01/21) – AGM Insured
100	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance	6/22 at 100.00	N/R	102,578
	Charter School, Inc. Projects, Series 2012A, 6.125%, 6/15/43, 144A
4,165	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Nova Southeastern	4/22 at 100.00	A–	4,379,331
	University Project, Refunding Series 2012A, 5.000%, 4/01/32
1,150	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Nova Southeastern	4/21 at 100.00	A–	1,238,573
	University, Refunding Series 2011, 6.375%, 4/01/31
2,000	Florida Ports Financing Commission, Revenue Bonds, State Transportation Trust Fund-Intermodal	10/21 at 100.00	AA+	2,160,000
	Program, Refunding Series 2011B, 5.375%, 10/01/29 (Alternative Minimum Tax)
7,050	Florida, Development Finance Corporation, Surface Transportation Facility Revenue Bonds,	1/19 at 105.00	N/R	7,295,904
	Brightline Passenger Rail Project – South Segment, Series 2017, 5.625%, 1/01/47, 144A
	(Alternative Minimum Tax)
2,500	Greater Orlando Aviation Authority, Florida, Airport Facilities Revenue Bonds, Refunding	10/19 at 100.00	AA– (4)	2,568,925
	Series 2009C, 5.000%, 10/01/34 (Pre-refunded 10/01/19)
	Greater Orlando Aviation Authority, Florida, Orlando Airport Facilities Revenue Bonds,
	Priority Subordinated Series 2017:
31,985	5.000%, 10/01/47 (Alternative Minimum Tax)	10/27 at 100.00	A+	34,337,497
8,565	5.000%, 10/01/52 (Alternative Minimum Tax)	10/27 at 100.00	A+	9,161,809
3,890	Greater Orlando Aviation Authority, Florida, Orlando Airport Facilities Revenue Bonds, Series	10/26 at 100.00	AA–	4,184,317
	2016A, 5.000%, 10/01/40 (Alternative Minimum Tax)
6,020	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International Airport,	10/24 at 100.00	A+	6,392,638
	Senior Lien Series 2015A, 5.000%, 10/01/44 (Alternative Minimum Tax)
5,000	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International Airport,	10/28 at 100.00	AA–	5,422,300
	Series 2018E, 5.000%, 10/01/48 (WI/DD, Settling 11/07/18) (Alternative Minimum Tax)
2,290	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International Airport,	10/24 at 100.00	A+	2,461,865
	Subordinate Lien Series 2015B, 5.000%, 10/01/40
10,305	Hillsborough County Aviation Authority, Florida, Tampa International Airport Customer Facility	10/24 at 100.00	A	11,027,380
	Charge Revenue Bonds, Series 2015A, 5.000%, 10/01/44
5,000	Hillsborough County Port District, Florida, Revenue Bonds, Tampa Port Authority Project,	6/28 at 100.00	N/R	5,349,300
	Series 2018B, 5.000%, 6/01/46 (Alternative Minimum Tax)
	JEA, Florida, Water and Sewer System Revenue Bonds, Series 2010D:
5,310	5.000%, 10/01/39 (Pre-refunded 4/01/20)	4/20 at 100.00	N/R (4)	5,518,789
2,690	5.000%, 10/01/39	4/20 at 100.00	AAA	2,778,232
5,075	Lakeland, Florida, Hospital System Revenue Bonds, Lakeland Regional Health, Series 2015,	11/24 at 100.00	A2	5,468,718
	5.000%, 11/15/35
1,500	Martin County Industrial Development Authority, Florida, Industrial Development Revenue	6/20 at 100.00	BBB+	1,529,475
	Refunding Bonds, Indiantown Cogeneration LP, Series 2013, 3.950%, 12/15/21, 144A
	(Alternative Minimum Tax)
9,820	Miami Beach Redevelopment Agency, Florida, Tax Increment Revenue Bonds, City Center/Historic	2/24 at 100.00	AA	10,781,574
	Convention Village, Series 2015A, 5.000%, 2/01/44 – AGM Insured
2,000	Miami Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Miami Jewish	7/27 at 100.00	N/R	2,146,600
	Health System Inc. Project, Series 2017, 5.125%, 7/01/46
2,930	Miami-Dade County Educational Facilities Authority, Florida, Revenue Bonds, University of	4/23 at 100.00	A–	3,134,192
	Miami, Series 2012A, 5.000%, 4/01/42
8,070	Miami-Dade County Educational Facilities Authority, Florida, Revenue Bonds, University of	4/25 at 100.00	A–	8,692,520
	Miami, Series 2015A, 5.000%, 4/01/45
12,000	Miami-Dade County Educational Facilities Authority, Florida, Revenue Bonds, University of	4/28 at 100.00	A–	12,923,520
	Miami, Series 2018A, 5.000%, 4/01/53
1,500	Miami-Dade County Health Facility Authority, Florida, Hospital Revenue Bonds, Nicklaus	8/27 at 100.00	A+	1,618,905
	Children’s Hospital, Refunding Series 2017, 5.000%, 8/01/42

NAD	Nuveen Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 1,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Refunding	10/22 at 100.00	A	$ 1,072,170
	Series 2012A, 5.000%, 10/01/29 (Alternative Minimum Tax)
1,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Refunding	10/24 at 100.00	A	1,087,830
	Series 2014B, 5.000%, 10/01/37
	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010B:
4,000	5.000%, 10/01/28	10/20 at 100.00	A	4,189,480
7,890	5.000%, 10/01/41	10/20 at 100.00	A	8,241,105
5,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Refunding Series 2014A, 5.000%, 10/01/35	10/24 at 100.00	A	5,397,350
	(Alternative Minimum Tax)
3,410	Miami-Dade County, Florida, Aviation Revenue Bonds, Refunding Series 2015A, 5.000%, 10/01/38	10/25 at 100.00	A	3,673,832
	(Alternative Minimum Tax)
2,865	Miami-Dade County, Florida, Special Obligation Bonds, Refunding Subordinate Series 2012B,	10/22 at 100.00	A+	3,075,033
	5.000%, 10/01/37
	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Refunding Series 2012:
3,000	5.000%, 7/01/42	7/22 at 100.00	AA	3,204,450
2,050	5.000%, 7/01/42 – AGM Insured	7/22 at 100.00	AA	2,202,971
1,000	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2010, 5.000%,	10/20 at 100.00	AA (4)	1,054,300
	10/01/39 (Pre-refunded 10/01/20) – AGM Insured
12,370	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2013A,	10/22 at 100.00	Aa3	13,267,443
	5.000%, 10/01/42
4,000	North Sumter County Utility Dependent District, Florida, Utility Revenue Bonds, Series 2010,	10/20 at 100.00	AA	4,213,520
	5.375%, 10/01/40
1,665	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando Health,	10/19 at 100.00	A+	1,710,171
	Inc., Series 2009, 5.125%, 10/01/26
115	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Sinai Residences of	6/22 at 102.00	N/R	129,180
	Boca Raton Project, Series 2014A, 7.250%, 6/01/34
4,635	Port Saint Lucie, Florida, Public Service Tax Revenue Bonds, Recovery Zone Facility Bond	9/24 at 100.00	AA–	5,135,163
	Series 2014B, 5.000%, 9/01/43
10,095	Putnam County Development Authority, Florida, Pollution Control Revenue Bonds, Seminole	5/28 at 100.00	A–	10,952,671
	Electric Cooperative, Inc. Project, Refunding Series 2018B, 5.000%, 3/15/42
	South Miami Health Facilities Authority, Florida, Hospital Revenue Bonds, Baptist Health
	Systems of South Florida Obligated Group, Series 2017:
5,770	5.000%, 8/15/42	8/27 at 100.00	AA–	6,314,400
6,040	5.000%, 8/15/47	8/27 at 100.00	AA–	6,586,197
705	Southeast Overtown/Park West Community Redevelopment Agency, Florida, Tax Increment	3/24 at 100.00	BBB+	757,762
	Revenue Bonds, Series 2014A-1, 5.000%, 3/01/30, 144A
1,500	Sumter County Industrial Development Authority, Florida, Hospital Revenue Bonds, Central	1/24 at 100.00	A–	1,586,610
	Florida Health Alliance Projects, Series 2014A, 5.250%, 7/01/44
700	Tampa, Florida, Cigarette Tax Allocation Bonds, H. Lee Moffitt Cancer Center Project,	9/22 at 100.00	A+	757,393
	Refunding & Capital Improvement Series 2012A, 5.000%, 9/01/29
14,610	Tampa-Hillsborough County Expressway Authority, Florida, Revenue Bonds, Refunding Series	7/22 at 100.00	A+ (4)	15,982,609
	2012B, 5.000%, 7/01/42 (Pre-refunded 7/01/22)
195	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible,	5/19 at 100.00	N/R	189,599
	Capital Appreciation, Series 2012A-3, 0.000%, 5/01/40 (6)
85	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible,	5/22 at 100.00	N/R	69,171
	Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40 (6)
120	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series	1/19 at 100.00	N/R	1
	2007-3, 6.650%, 5/01/40 (7)
10	Tolomato Community Development District, Florida, Special Assessment Bonds, Non Performing	1/19 at 100.00	N/R	9,561
	Parcel Series 2007-1. RMKT, 6.650%, 5/01/40
290	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series	1/19 at 100.00	N/R	230,968
	2015-1, 0.000%, 5/01/40 (7)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 180	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series	1/19 at 100.00	N/R	$ 117,949
	2015-2, 0.000%, 5/01/40 (7)
195	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series	1/19 at 100.00	N/R	2
	2015-3, 6.610%, 5/01/40 (7)
945	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2006,	1/19 at 100.00	N/R	945,794
	5.400%, 5/01/37
6,510	Volusia County Educational Facilities Authority, Florida, Revenue Bonds, Stetson University	6/25 at 100.00	A–	7,067,386
	Inc. Project, Series 2015, 5.000%, 6/01/45
258,485	Total Florida			276,520,592
	Georgia – 1.6% (1.0% of Total Investments)
1,820	Atlanta Development Authority, Georgia, Revenue Bonds, New Downtown Atlanta Stadium Project,	7/25 at 100.00	Aa3	2,020,327
	Senior Lien Series 2015A-1, 5.250%, 7/01/40
805	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008A. Remarketed, 7.500%,	1/19 at 100.00	A2 (4)	812,422
	1/01/31 (Pre-refunded 1/01/19)
	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2009B:
985	5.250%, 11/01/34 (Pre-refunded 11/01/19) – AGM Insured	11/19 at 100.00	AA (4)	1,017,042
525	5.250%, 11/01/34 – AGM Insured	11/19 at 100.00	AA	540,551
	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2015:
3,065	5.000%, 11/01/31	5/25 at 100.00	Aa2	3,428,264
5,000	5.000%, 11/01/32	5/25 at 100.00	Aa2	5,580,100
1,760	Dalton Development Authority, Georgia, Revenue Certificates, Hamilton Health Care System Inc.,	No Opt. Call	Baa2	1,940,858
	Series 1996, 5.500%, 8/15/26 – NPFG Insured
2,000	Fulton County Development Authority, Georgia, Hospital Revenue Bonds, Wellstar Health System,	4/27 at 100.00	A	2,118,160
	Inc. Project, Series 2017A, 5.000%, 4/01/47
	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates,
	Northeast Georgia Health Services Inc., Series 2010A:
590	5.000%, 2/15/30	2/20 at 100.00	A	608,762
1,910	5.000%, 2/15/30 (Pre-refunded 2/15/20)	2/20 at 100.00	N/R (4)	1,977,881
	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates,
	Northeast Georgia Health Services Inc., Series 2010B:
710	5.250%, 2/15/37	2/20 at 100.00	AA–	732,890
2,290	5.250%, 2/15/37 (Pre-refunded 2/15/20)	2/20 at 100.00	N/R (4)	2,378,600
10,260	Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project J Bonds, Series 2015A,	7/25 at 100.00	A	10,422,005
	5.000%, 7/01/60
1,000	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2006B, 5.000%, 3/15/20	No Opt. Call	A+	1,033,830
825	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Bonds, Refunding	No Opt. Call	N/R (4)	860,343
	Series 1992P, 6.250%, 7/01/20 – AMBAC Insured (ETM)
3,265	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Bonds, Third	7/26 at 100.00	AA+	3,612,396
	Indenture, Series 2015B, 5.000%, 7/01/41
5,000	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Emory University,	10/26 at 100.00	AA+	5,547,200
	Refunding Series 2016A, 5.000%, 10/01/46
1,220	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Series	10/21 at 100.00	Baa2	1,292,163
	2012A, 5.250%, 10/01/27
1,425	Valdosta and Lowndes County Hospital Authority, Georgia, Revenue Certificates, South Georgia	10/21 at 100.00	Aa2	1,505,142
	Medical Center Project, Series 2011B, 5.000%, 10/01/41
44,455	Total Georgia			47,428,936

NAD	Nuveen Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Guam – 0.1% (0.1% of Total Investments)
$ 765	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.000%, 1/01/31	1/22 at 100.00	A	$ 791,393
1,770	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds,	7/20 at 100.00	A– (4)	1,870,253
	Series 2010, 5.625%, 7/01/40 (Pre-refunded 7/01/20)
1,220	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds,	7/23 at 100.00	A–	1,289,113
	Series 2013, 5.500%, 7/01/43
3,755	Total Guam			3,950,759
	Hawaii – 1.8% (1.1% of Total Investments)
13,000	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific Health	7/23 at 100.00	AA–	14,196,910
	Obligated Group, Series 2013A, 5.500%, 7/01/43
6,000	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaiian Electric	3/27 at 100.00	A–	5,692,620
	Company, Inc. and Subsidiary Projects, Refunding Series 2017B, 4.000%, 3/01/37 (Alternative
	Minimum Tax)
4,500	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaiian Electric	No Opt. Call	A–	4,390,920
	Company, Inc. and Subsidiary Projects, Series 2017A, 3.100%, 5/01/26 (Alternative Minimum Tax)
11,205	Hawaii State, Airport System Revenue Bonds, Series 2015A, 5.000%, 7/01/45 (Alternative	7/25 at 100.00	AA–	12,147,228
	Minimum Tax)
10,000	Hawaii State, Airport System Revenue Bonds, Series 2018A, 5.000%, 7/01/48 (Alternative	7/28 at 100.00	AA–	10,852,900
	Minimum Tax)
5,000	Hawaii State, General Obligation Bonds, Series 2017FK, 4.000%, 5/01/35	5/27 at 100.00	AA+	5,137,900
49,705	Total Hawaii			52,418,478
	Idaho – 0.8% (0.5% of Total Investments)
5,000	Idaho Health Facilities Authority, Hospital Revenue Bonds, CHE Trinity Health Group, Series	12/27 at 100.00	AA–	5,385,300
	2017A, 5.000%, 12/01/47
11,205	Idaho Health Facilities Authority, Hospital Revenue Bonds, CHE Trinity Health Group, Series	6/27 at 100.00	AA–	12,036,971
	2017ID, 5.000%, 12/01/46
	Idaho Health Facilities Authority, Revenue Bonds, Madison Memorial Hospital Project, Refunding
	Series 2016:
1,795	5.000%, 9/01/23	No Opt. Call	BB+	1,913,632
1,700	5.000%, 9/01/29	9/26 at 100.00	BB+	1,806,182
	Idaho Water Resource Board, Water Resource Loan Program Revenue, Ground Water Rights
	Mitigation Series 2012A:
1,155	4.750%, 9/01/26	9/22 at 100.00	A3	1,239,708
310	5.000%, 9/01/32	9/22 at 100.00	A3	334,013
21,165	Total Idaho			22,715,806
	Illinois – 19.1% (11.8% of Total Investments)
	Bensenville, Illinois, General Obligation Bonds, Series 2011A:
1,055	5.000%, 12/15/30 – AGM Insured	12/21 at 100.00	AA	1,106,758
1,945	5.000%, 12/15/30 (Pre-refunded 12/15/21) – AGM Insured	12/21 at 100.00	AA (4)	2,107,660
6,000	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series	4/27 at 100.00	A	6,856,860
	2016, 6.000%, 4/01/46
1,470	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues Series	12/21 at 100.00	BB–	1,461,974
	2011A, 5.000%, 12/01/41
9,250	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series	12/25 at 100.00	B+	10,482,655
	2016A, 7.000%, 12/01/44
2,400	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series	12/26 at 100.00	B+	2,687,544
	2016B, 6.500%, 12/01/46
11,295	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series	12/27 at 100.00	B+	13,187,590
	2017A, 7.000%, 12/01/46, 144A

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax
	Revenues, Series 1998B-1:
$ 10,000	0.000%, 12/01/20 – FGIC Insured	No Opt. Call	Baa2	$ 9,389,600
10,130	0.000%, 12/01/24 – FGIC Insured	No Opt. Call	Baa2	7,947,795
7,140	0.000%, 12/01/25 – FGIC Insured	No Opt. Call	Baa2	5,315,944
4,325	0.000%, 12/01/29 – FGIC Insured	No Opt. Call	Baa2	2,598,849
4,235	0.000%, 12/01/31 – FGIC Insured	No Opt. Call	Baa2	2,285,926
	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax
	Revenues, Series 1999A:
15,000	0.000%, 12/01/21 – FGIC Insured	No Opt. Call	Baa2	13,565,400
10,000	0.000%, 12/01/23 – FGIC Insured	No Opt. Call	Baa2	8,251,000
8,845	5.500%, 12/01/26 – FGIC Insured	No Opt. Call	Baa2	9,511,825
7,900	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011,	12/21 at 100.00	AA	8,300,214
	5.250%, 12/01/40
1,880	Chicago, Illinois, Certificates of Participation Tax Increment Revenue Notes,	12/18 at 100.00	Ba3	1,879,947
	Fullerton/Milwaukee Redevelopment Project, Series 2011A, 6.830%, 3/15/24
	Chicago, Illinois, FHA/GNMA Multifamily Housing Revenue Bonds, Archer Court Apartments,
	Series 1999A:
130	5.500%, 12/20/19 (Alternative Minimum Tax)	4/19 at 100.00	N/R	130,295
1,210	5.600%, 12/20/29 (Alternative Minimum Tax)	4/19 at 100.00	AA–	1,211,658
1,925	5.650%, 12/20/40 (Alternative Minimum Tax)	4/19 at 100.00	AA–	1,926,964
2,245	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior Lien	1/25 at 100.00	A	2,391,688
	Series 2015C, 5.000%, 1/01/46 (Alternative Minimum Tax)
	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior Lien
	Series 2017D:
10,000	5.000%, 1/01/42 (Alternative Minimum Tax)	1/27 at 100.00	A	10,611,400
3,000	5.000%, 1/01/47 (Alternative Minimum Tax)	1/27 at 100.00	A	3,172,770
	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999:
4,115	0.000%, 1/01/33 – FGIC Insured	No Opt. Call	BBB+	2,101,819
29,600	0.000%, 1/01/38 – FGIC Insured	No Opt. Call	BBB+	11,424,416
11,675	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2017A, 6.000%, 1/01/38	1/27 at 100.00	BBB+	12,977,580
22,750	Chicago, Illinois, General Obligation Refunding Bonds, Emergency Telephone System, Series	No Opt. Call	BBB+	24,136,157
	1999, 5.500%, 1/01/23 – FGIC Insured
6,280	Chicago, Illinois, Sales Tax Revenue Bonds, Series 2011A, 5.000%, 1/01/41	1/22 at 100.00	N/R (4)	6,800,361
	(Pre-refunded 1/01/22)
6,410	Chicago, Illinois, Wastewater Transmission Revenue Bonds, Second Lien Series 2001A, 5.500%,	No Opt. Call	A	7,096,191
	1/01/30 – NPFG Insured
1,500	Chicago, Illinois, Water Revenue Bonds, Senior Lien Series 2001, 5.750%, 11/01/30 –	No Opt. Call	Baa2	1,671,000
	AMBAC Insured
4,500	Cook County Community College District 508, Illinois, General Obligation Bonds, Chicago City	12/27 at 100.00	AA	4,710,465
	Colleges, Series 2017, 5.000%, 12/01/47 – BAM Insured
13,310	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/33	11/20 at 100.00	AA–	13,854,246
	Cook County, Illinois, General Obligation Bonds, Refunding Series 2018:
4,800	5.000%, 11/15/34	11/26 at 100.00	AA–	5,226,816
3,250	5.000%, 11/15/35	11/26 at 100.00	AA–	3,529,565
	Illinois Educational Facilities Authority, Revenue Bonds, Field Museum of Natural History,
	Series 2002.RMKT:
2,785	5.500%, 11/01/36	11/23 at 100.00	A	2,986,857
815	4.500%, 11/01/36	11/24 at 100.00	A	824,829
5,000	4.450%, 11/01/36	11/25 at 102.00	A	5,062,900
410	Illinois Finance Authority, Charter School Revenue Bonds, Intrinsic Charter Schools Belmont	12/25 at 100.00	N/R	409,430
	School Project, Series 2015A, 6.000%, 12/01/45, 144A
13,955	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Series 2015, 5.000%,	5/25 at 100.00	Aa3	14,985,856
	5/01/45 (UB), (5)

NAD	Nuveen Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 2,000	Illinois Finance Authority, Revenue Bonds, Art Institute of Chicago, Series 2016,	3/26 at 100.00	AA–	$ 2,003,700
	4.000%, 3/01/38
2,500	Illinois Finance Authority, Revenue Bonds, Ascension Health/fkaPresence Health Network, Series	2/27 at 100.00	AA+	2,780,900
	2016C, 5.000%, 2/15/33
4,985	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2012, 5.000%, 9/01/32	9/22 at 100.00	AA+	5,318,845
	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A:
4,750	5.000%, 9/01/39	9/24 at 100.00	AA+	5,130,427
6,000	5.000%, 9/01/42	9/24 at 100.00	AA+	6,464,100
4,125	Illinois Finance Authority, Revenue Bonds, Central DuPage Health, Series 2009B, 5.500%,	11/19 at 100.00	AA+ (4)	4,265,167
	11/01/39 (Pre-refunded 11/01/19)
	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Refunding Series 2010A:
195	6.000%, 5/15/39	5/20 at 100.00	A	202,999
615	6.000%, 5/15/39 (Pre-refunded 5/15/20)	5/20 at 100.00	N/R (4)	650,006
10,745	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2015A,	11/25 at 100.00	A	11,425,266
	5.000%, 11/15/45
12,125	Illinois Finance Authority, Revenue Bonds, Palos Community Hospital, Series 2010C,	5/20 at 100.00	AA–	12,486,689
	5.125%, 5/15/35
	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A:
50	7.750%, 8/15/34 (Pre-refunded 8/15/19)	8/19 at 100.00	N/R (4)	52,213
4,995	7.750%, 8/15/34 (Pre-refunded 8/15/19)	8/19 at 100.00	N/R (4)	5,216,079
	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series 2013A:
415	5.500%, 7/01/28	7/23 at 100.00	A–	454,334
390	6.000%, 7/01/43	7/23 at 100.00	A–	423,037
	Illinois Finance Authority, Revenue Bonds, Resurrection Health Care Corporation, Refunding
	Series 2009:
90	6.125%, 5/15/25 (Pre-refunded 5/15/19)	5/19 at 100.00	N/R (4)	92,003
100	6.125%, 5/15/25 (Pre-refunded 5/15/19)	5/19 at 100.00	N/R (4)	102,226
2,810	6.125%, 5/15/25 (Pre-refunded 5/15/19)	5/19 at 100.00	AA+ (4)	2,872,551
1,120	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group,	5/19 at 100.00	Aaa	1,146,118
	Series 2009C, 6.625%, 11/01/39 (Pre-refunded 5/01/19)
4,250	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group,	5/25 at 100.00	A+	4,560,463
	Series 2015B, 5.000%, 11/15/39
	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers,
	Refunding Series 2015C:
560	5.000%, 8/15/35	8/25 at 100.00	Baa1	595,700
3,745	5.000%, 8/15/44	8/25 at 100.00	Baa1	3,922,326
	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers,
	Series 2009:
2,000	6.875%, 8/15/38 (Pre-refunded 8/15/19)	8/19 at 100.00	N/R (4)	2,075,580
3,000	7.000%, 8/15/44 (Pre-refunded 8/15/19)	8/19 at 100.00	N/R (4)	3,115,320
1,000	Illinois Finance Authority, Revenue Bonds, Southern Illinois Healthcare Enterprises, Inc.,	3/20 at 100.00	AA (4)	1,040,550
	Series 2005 Remarketed, 5.250%, 3/01/30 (Pre-refunded 3/01/20) – AGM Insured
	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center,
	Series 2009B:
930	5.000%, 8/15/26	8/20 at 100.00	AA–	969,999
470	5.000%, 8/15/26 (Pre-refunded 8/15/20)	8/20 at 100.00	N/R (4)	492,236
2,500	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series	2/21 at 100.00	AA– (4)	2,679,975
	2011C, 5.500%, 8/15/41 Pre-refunded 2/15/21) (UB) (5)
3,000	Illinois Finance Authority, Revenue Bonds, University of Chicago, Refunding Series 2015A,	10/25 at 100.00	AA+	3,258,780
	5.000%, 10/01/46

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 11,140	Illinois Finance Authority, Revenue Bonds, University of Chicago, Series 2012A,	10/21 at 100.00	AA+	$ 11,721,954
	5.000%, 10/01/51
2,000	Illinois Health Facilities Authority, Revenue Bonds, Midwest Care Center I Inc., Series 2001,	2/19 at 100.00	Aa1	2,008,640
	5.950%, 2/20/36
1,830	Illinois Sports Facility Authority, State Tax Supported Bonds, Refunding Series 2014, 5.250%,	6/24 at 100.00	AA	1,975,540
	6/15/32 – AGM Insured
	Illinois State, General Obligation Bonds, February Series 2014:
3,500	5.250%, 2/01/30	2/24 at 100.00	BBB	3,637,795
4,100	5.250%, 2/01/31	2/24 at 100.00	BBB	4,249,773
3,200	5.250%, 2/01/32	2/24 at 100.00	BBB	3,306,304
2,000	5.250%, 2/01/33	2/24 at 100.00	BBB	2,061,720
1,575	5.250%, 2/01/34	2/24 at 100.00	BBB	1,620,659
2,000	5.000%, 2/01/39	2/24 at 100.00	BBB	2,013,600
8,250	Illinois State, General Obligation Bonds, January Series 2016, 5.000%, 1/01/32	1/26 at 100.00	BBB	8,373,502
1,025	Illinois State, General Obligation Bonds, March Series 2012, 5.000%, 3/01/34	3/22 at 100.00	BBB	1,040,939
450	Illinois State, General Obligation Bonds, May Series 2014, 5.000%, 5/01/39	5/24 at 100.00	BBB	452,358
1,500	Illinois State, General Obligation Bonds, November Series 2016, 5.000%, 11/01/37	11/26 at 100.00	BBB	1,516,755
	Illinois State, General Obligation Bonds, October Series 2016:
3,790	5.000%, 2/01/26	No Opt. Call	BBB	3,941,486
3,510	5.000%, 2/01/28	2/27 at 100.00	BBB	3,622,250
2,375	Illinois State, General Obligation Bonds, Refunding Series 2012, 5.000%, 8/01/25	8/22 at 100.00	BBB	2,453,399
	Illinois State, General Obligation Bonds, Series 2013:
2,500	5.250%, 7/01/31	7/23 at 100.00	BBB	2,602,475
1,520	5.500%, 7/01/38	7/23 at 100.00	BBB	1,590,361
2,020	Illinois State, Sales Tax Revenue Bonds, Build Illinois Series 2011, 3.750%, 6/15/25	6/21 at 100.00	A–	2,046,624
1,395	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2013A,	1/23 at 100.00	AA–	1,491,548
	5.000%, 1/01/38
4,685	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2015A,	7/25 at 100.00	AA–	5,096,343
	5.000%, 1/01/40
4,435	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2015B,	1/26 at 100.00	AA–	4,786,030
	5.000%, 1/01/40
1,815	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Tender Option Bond Trust	1/23 at 100.00	AA–	2,317,791
	2015-XF0051, 13.175%, 1/01/38, 144A (IF)
1,875	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Tender Option Bond Trust	1/23 at 100.00	AA–	2,394,038
	2015-XF0052, 13.167%, 1/01/38, 144A (IF)
2,000	Kane & DeKalb Counties Community Unit School District 301, Illinois, General Obligation Bonds,	No Opt. Call	Aa2	1,836,940
	Series 2006, 0.000%, 12/01/21 – NPFG Insured
1,510	Macon County School District 61 Decatur, Illinois, General Obligation Bonds, Series 2011A,	1/21 at 100.00	A2	1,588,399
	5.250%, 1/01/39 – AGM Insured
1,000	McCook, Cook County, Illinois, General Obligation Bonds, Series 2008, 5.200%, 12/01/30	12/18 at 100.00	A–	1,001,970
9,000	McHenry County Community Unit School District 200, Woodstock, Illinois, General Obligation	No Opt. Call	Aa2	7,954,470
	Bonds, Series 2006B, 0.000%, 1/15/23 – FGIC Insured
1,890	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds,	12/25 at 100.00	BB+	1,942,296
	Refunding Series 2015B, 5.000%, 6/15/52
5,000	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds,	12/25 at 100.00	BB+	5,285,850
	Series 2015A, 5.500%, 6/15/53
1,500	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds,	12/27 at 100.00	BB+	1,544,205
	Series 2017A, 5.000%, 6/15/57

NAD	Nuveen Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project
	Refunding Bonds, Series 2010A
$ 8,055	5.500%, 6/15/50	6/20 at 100.00	BB+	$ 8,123,870
2,585	5.500%, 6/15/50	6/20 at 100.00	N/R	2,721,617
1,050	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion	6/20 at 100.00	AA	1,077,216
	Project, Capital Appreciation Refunding Series 2010B-1, 5.000%, 6/15/50
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion
	Project, Refunding Series 1996A:
6,015	0.000%, 12/15/21 – NPFG Insured	No Opt. Call	Baa2	5,373,199
12,250	0.000%, 12/15/22 – NPFG Insured	No Opt. Call	Baa2	10,503,027
23,575	0.000%, 12/15/23 – NPFG Insured	No Opt. Call	Baa2	19,325,842
10,775	0.000%, 12/15/24 – NPFG Insured	No Opt. Call	Baa2	8,430,575
2,685	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion	6/20 at 100.00	BBB–	2,687,336
	Project, Refunding Series 2010B-2, 5.000%, 6/15/50
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion
	Project, Series 2002A:
6,610	0.000%, 12/15/23	No Opt. Call	Baa2	5,418,614
5,000	0.000%, 12/15/34 – NPFG Insured	No Opt. Call	Baa2	2,262,600
1,100	0.000%, 12/15/35 – NPFG Insured	No Opt. Call	Baa2	469,942
3,805	0.000%, 6/15/41 – NPFG Insured	No Opt. Call	Baa2	1,186,171
155	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion	No Opt. Call	N/R	135,388
	Project, Series 2002A, 0.000%, 12/15/23
2,750	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place	No Opt. Call	AA+ (4)	3,260,207
	Hospitality Facility, Series 1996A, 7.000%, 7/01/26 (ETM)
	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds,
	Series 2010:
1,550	5.250%, 6/01/21	No Opt. Call	A	1,653,850
800	6.000%, 6/01/28 (Pre-refunded 6/01/21)	6/21 at 100.00	N/R (4)	874,152
	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties,
	Illinois, General Obligation Bonds, Series 1999:
22,650	5.750%, 6/01/19 – AGM Insured	No Opt. Call	AA	23,116,137
3,500	5.750%, 6/01/23 – AGM Insured	No Opt. Call	AA	3,897,390
2,395	Southwestern Illinois Development Authority, Local Government Revenue Bonds, Edwardsville	No Opt. Call	AA	2,096,415
	Community Unit School District 7 Project, Series 2007, 0.000%, 12/01/22 – AGM Insured
	Springfield, Illinois, Electric Revenue Bonds, Senior Lien Series 2015:
2,250	5.000%, 3/01/29	3/25 at 100.00	A	2,466,810
3,505	5.000%, 3/01/40 – AGM Insured	3/25 at 100.00	AA	3,766,017
	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013:
1,580	6.000%, 10/01/32	10/23 at 100.00	A–	1,761,384
9,625	6.250%, 10/01/38	10/23 at 100.00	A–	10,777,786
2,745	6.000%, 10/01/42	10/23 at 100.00	A–	3,035,284
4,930	Will County Community High School District 210 Lincoln-Way, Illinois, General Obligation	No Opt. Call	A2	4,273,768
	Bonds, Series 2006, 0.000%, 1/01/23 – AGM Insured
2,475	Will County School District 122, New Lenox, Illinois, General Obligation Bonds, Series 2000B,	No Opt. Call	A2	2,475,000
	0.000%, 11/01/18 – AGM Insured
580,805	Total Illinois			556,624,004

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Indiana – 1.9% (1.2% of Total Investments)
$ 6,180	Crown Point Multi-School Building Corporation, Indiana, First Mortgage Bonds, Crown Point	No Opt. Call	AA+	$ 5,534,993
	Community School Corporation, Series 2000, 0.000%, 1/15/23 – NPFG Insured
1,555	Indiana Finance Authority, Educational Facilities Revenue Bonds, Butler University Project,	2/22 at 100.00	A–	1,658,423
	Refunding Series 2012B, 5.000%, 2/01/28
1,050	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For	10/19 at 100.00	B	1,055,429
	Educational Excellence, Inc., Series 2009A, 7.000%, 10/01/39
2,865	Indiana Finance Authority, Hospital Revenue Bonds, Community Health Network Project, Series	5/23 at 100.00	A	3,026,500
	2012A, 5.000%, 5/01/42
1,500	Indiana Finance Authority, Hospital Revenue Bonds, Floyd Memorial Hospital and Health Services	3/20 at 100.00	N/R (4)	1,558,500
	Project, Refunding Series 2010, 5.125%, 3/01/30 (Pre-refunded 3/02/20)
7,480	Indiana Finance Authority, Hospital Revenue Bonds, Indiana University Health Obligation Group,	6/25 at 100.00	AA	8,093,061
	Refunding 2015A, 5.000%, 12/01/40
	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing
	Project, Series 2013A:
3,015	5.000%, 7/01/44 (Alternative Minimum Tax)	7/23 at 100.00	A–	3,160,263
1,420	5.000%, 7/01/48 (Alternative Minimum Tax)	7/23 at 100.00	A–	1,484,709
1,500	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing	7/23 at 100.00	A–	1,576,845
	Project, Series 2013B, 5.000%, 7/01/40 (Alternative Minimum Tax)
4,170	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group, Refunding Series 2009A,	12/19 at 100.00	AA– (4)	4,311,822
	5.250%, 12/01/38 (Pre-refunded 12/01/19)
2,500	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group, Refunding Series 2010B,	12/20 at 100.00	AA– (4)	2,641,550
	5.000%, 12/01/37 (Pre-refunded 12/01/20)
5,115	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, First Lien	10/26 at 100.00	AA	5,578,419
	Green Series 2016A, 5.000%, 10/01/41
2,750	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series	10/21 at 100.00	AA–	2,912,552
	2011B, 5.000%, 10/01/41
4,500	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series	10/22 at 100.00	AA	4,451,985
	2012A, 4.000%, 10/01/42
4,375	Indiana Municipal Power Agency Power Supply System Revenue Bonds, Refunding Series 2016A,	7/26 at 100.00	A+	4,787,956
	5.000%, 1/01/42
3,985	Valparaiso, Indiana, Exempt Facilities Revenue Bonds, Pratt Paper LLC Project, Series 2013,	1/24 at 100.00	N/R	4,579,562
	7.000%, 1/01/44 (Alternative Minimum Tax)
53,960	Total Indiana			56,412,569
	Iowa – 1.8% (1.1% of Total Investments)
1,505	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Alcoa Inc. Project,	8/22 at 100.00	BBB–	1,529,667
	Series 2012, 4.750%, 8/01/42
	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company
	Project, Series 2013:
5,645	5.500%, 12/01/22	12/18 at 100.00	B	5,655,838
1,335	5.250%, 12/01/25	12/23 at 100.00	B	1,412,243
1,710	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company	12/19 at 104.00	B	1,796,971
	Project, Series 2016, 5.875%, 12/01/26, 144A
1,990	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company	12/22 at 105.00	B	2,115,549
	Project, Series 2018B, 5.250%, 12/01/50 (Mandatory put 12/01/22)
3,000	Iowa Student Loan Liquidity Corporation, Student Loan Revenue Bonds, Refunding Series 2009-2,	12/19 at 100.00	AAA	3,084,240
	5.500%, 12/01/25
	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
24,420	5.500%, 6/01/42	1/19 at 100.00	B+	24,476,899
12,100	5.625%, 6/01/46	1/19 at 100.00	B	12,115,609
51,705	Total Iowa			52,187,016

NAD	Nuveen Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Kansas – 0.5% (0.3% of Total Investments)
$ 1,240	Johnson and Miami Counties Unified School District 230, Kansas, General Obligation Bonds,	9/21 at 100.00	Aa3 (4)	$ 1,324,518
	Series 2011A, 5.000%, 9/01/26 (Pre-refunded 9/01/21)
	Kansas Development Finance Authority, Hospital Revenue Bonds, Adventist Health System/Sunbelt
	Obligated Group, Series 2009C
1,505	5.500%, 11/15/23	11/19 at 100.00	AA	1,553,852
35	5.500%, 11/15/23 (Pre-refunded 11/15/19)	11/19 at 100.00	N/R (4)	36,180
3,965	Lawrence, Kansas, Hospital Revenue Bonds, Lawrence Memorial Hospital, Series 2018A,	7/28 at 100.00	A	4,260,274
	5.000%, 7/01/48
2,040	Overland Park Development Corporation, Kansas, First Tier Revenue Bonds, Overland Park	1/19 at 100.00	BB+	2,042,958
	Convention Center, Series 2007A, 5.125%, 1/01/22 – AMBAC Insured
455	Overland Park Transportation Development District, Kansas, Sales Tax Revenue Bonds, Oak Park	4/20 at 100.00	BBB	465,242
	Mall Project, Series 2010, 5.900%, 4/01/32
20	Sedgwick and Shawnee Counties, Kansas, GNMA Mortgage-Backed Securities Program Single	12/18 at 100.00	N/R (4)	20,078
	Family Revenue Bonds, Series 1997A-1, 6.950%, 6/01/29 (Pre-refunded 12/01/18)
	(Alternative Minimum Tax)
5,000	Wyandotte County/Kansas City Unified Government, Kansas, Utility System Revenue Bonds,	9/22 at 100.00	A+	5,408,050
	Improvement Series 2012B, 5.000%, 9/01/32
14,260	Total Kansas			15,111,152
	Kentucky – 1.7% (1.1% of Total Investments)
5,540	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare	8/21 at 100.00	A	5,771,018
	System Obligated Group, Series 2011, 5.250%, 8/15/46
	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro Medical
	Health System, Series 2010A:
2,000	6.000%, 6/01/30 (Pre-refunded 6/01/20)	6/20 at 100.00	Baa3 (4)	2,118,660
5,500	6.500%, 3/01/45 (Pre-refunded 6/01/20)	6/20 at 100.00	Baa3 (4)	5,867,950
2,730	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky	7/25 at 100.00	BBB+	2,835,351
	Information Highway Project, Senior Series 2015A, 5.000%, 1/01/45
	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds,
	Downtown Crossing Project, Convertible Capital Appreciation Series 2013C:
4,790	0.000%, 7/01/43 (6)	7/31 at 100.00	Baa3	4,398,130
3,655	0.000%, 7/01/46 (6)	7/31 at 100.00	Baa3	3,369,398
	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds,
	Downtown Crossing Project, Series 2013A:
8,360	5.750%, 7/01/49	7/23 at 100.00	Baa3	8,976,383
585	6.000%, 7/01/53	7/23 at 100.00	Baa3	634,941
9,195	Lexington-Fayette Urban County Government Public Facilities Corporation, Kentucky State Lease	6/21 at 100.00	A1	9,749,458
	Revenue Bonds, Eastern State Hospital Project, Series 2011A, 5.250%, 6/01/30
	Pikeville, Kentucky, Hospital Revenue Bonds, Pikeville Medical Center, Inc. Project,
	Improvement and Refunding Series 2011:
495	6.250%, 3/01/31	3/21 at 100.00	Baa2	540,283
4,505	6.250%, 3/01/31	3/21 at 100.00	Baa2	4,795,302
1,375	6.500%, 3/01/41	3/21 at 100.00	Baa2	1,468,376
48,730	Total Kentucky			50,525,250
	Louisiana – 3.3% (2.0% of Total Investments)
4,955	Ascension Parish Industrial development Board, Louisiana, Revenue Bonds, Impala Warehousing	7/23 at 100.00	N/R	5,238,575
	(US) LLC Project, Series 2013, 6.000%, 7/01/36
2,665	East Baton Rouge Sewerage Commission, Louisiana, Revenue Bonds, Refunding Series 2014B,	2/25 at 100.00	AA	2,931,367
	5.000%, 2/01/39
3,130	Jefferson Sales Tax District, Jefferson Parish, Louisiana, Special Sales Tax Revenue Bonds,	12/27 at 100.00	AA	3,469,323
	Series 2017B, 5.000%, 12/01/42 – AGM Insured

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Louisiana (continued)
	Lafayette Parish School Board, Louisiana, Sales Tax Revenue Bonds, Series 2018:
$ 1,500	4.000%, 4/01/40	4/27 at 100.00	AA	$ 1,505,280
4,685	4.000%, 4/01/43	4/27 at 100.00	AA	4,691,512
5,200	Louisiana Local Government Environmental Facilities and Community Development Authority,	2/24 at 100.00	AA–	5,627,700
	Revenue Bonds, East Baton Rouge Sewerage Commission Projects, Subordinate Lien
	Series 2014A, 5.000%, 2/01/44
1,380	Louisiana Local Government Environmental Facilities and Community Development Authority,	8/20 at 100.00	BBB	1,475,441
	Revenue Bonds, Westlake Chemical Corporation Projects, Series 2009A, 6.500%, 8/01/29
8,295	Louisiana Public Facilities Authority, Dock and Wharf Revenue Bonds, Impala Warehousing (US)	7/23 at 100.00	N/R	9,014,342
	LLC Project, Series 2013, 6.500%, 7/01/36, 144A (Alternative Minimum Tax)
845	Louisiana Public Facilities Authority, Hospital Revenue and Refunding Bonds, Lafayette General	11/25 at 100.00	BBB+	887,182
	Medical Center Project, Series 2016A, 5.000%, 11/01/45
1,830	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project,	5/26 at 100.00	A3	1,825,590
	Refunding Series 2016, 4.000%, 5/15/35
5,410	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project,	5/27 at 100.00	A3	5,693,917
	Refunding Series 2017, 5.000%, 5/15/46
4,305	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project,	5/21 at 100.00	A3 (4)	4,782,166
	Series 2011, 6.750%, 5/15/41 (Pre-refunded 5/15/21)
330	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series 2013A,	7/23 at 100.00	AA–	358,364
	5.000%, 7/01/36
14,000	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Refunding Series 2015A, 4.000%, 5/01/41	5/25 at 100.00	AA	14,071,680
	New Orleans Aviation Board, Louisiana, General Airport Revenue Bonds, North Terminal Project,
	Series 2015B:
6,235	5.000%, 1/01/40 (Alternative Minimum Tax)	1/25 at 100.00	A–	6,610,721
6,895	5.000%, 1/01/45 (Alternative Minimum Tax)	1/25 at 100.00	A–	7,291,187
4,800	New Orleans Aviation Board, Louisiana, General Airport Revenue Bonds, North Terminal Project,	1/27 at 100.00	A–	5,090,064
	Series 2017B, 5.000%, 1/01/48 (Alternative Minimum Tax)
1,000	New Orleans, Louisiana, General Obligation Bonds, Refunding Series 2012, 5.000%, 12/01/28 –	12/22 at 100.00	AA	1,083,050
	AGM Insured
5,350	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Refunding Series 2014, 5.000%, 6/01/44	6/24 at 100.00	A	5,719,899
1,200	New Orleans, Louisiana, Water Revenue Bonds, Refunding Series 2014, 5.000%, 12/01/44	12/24 at 100.00	A–	1,289,628
485	Saint Charles Parish, Louisiana, Gulf Opportunity Zone Revenue Bonds, Valero Project, Series	No Opt. Call	BBB	505,530
	2010, 4.000%, 12/01/40 (Mandatory put 6/01/22)
5,655	Shreveport, Louisiana, Water and Sewer Revenue Bonds, Refunding Series 2015, 5.000%, 12/01/40	12/25 at 100.00	A–	6,171,641
90,150	Total Louisiana			95,334,159
	Maine – 0.8% (0.5% of Total Investments)
2,775	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical	7/23 at 100.00	BBB	2,884,668
	Center Obligated Group Issue, Series 2013, 5.000%, 7/01/33
	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical
	Center Obligated Group Issue, Series 2016A:
3,820	4.000%, 7/01/41	7/26 at 100.00	BBB	3,504,353
2,800	4.000%, 7/01/46	7/26 at 100.00	BBB	2,506,168
3,245	Maine Health and Higher Educational Facilities Authority Revenue Bonds, MaineHealth Issue,	7/28 at 100.00	A+	3,527,218
	Series 2018A, 5.000%, 7/01/43
2,000	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Bates College, Series	7/23 at 100.00	A+	2,153,840
	2013, 5.000%, 7/01/43
	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General Medical
	Center, Series 2011:
3,000	6.750%, 7/01/36	7/21 at 100.00	BB	3,195,360
2,260	6.750%, 7/01/41	7/21 at 100.00	BB	2,398,967
1,720	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Series 2010A,	7/20 at 100.00	AA	1,783,606
	5.000%, 7/01/40

NAD	Nuveen Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Maine (continued)
	Maine Turnpike Authority, Special Obligation Bonds, Series 2014:
$ 1,290	5.000%, 7/01/33	7/24 at 100.00	A+	$ 1,408,667
1,020	5.000%, 7/01/34	7/24 at 100.00	A+	1,111,616
23,930	Total Maine			24,474,463
	Maryland – 0.3% (0.2% of Total Investments)
5,000	Baltimore, Maryland, Revenue Bonds, Wastewater Projects, Series 2014C, 5.000%, 7/01/44	1/25 at 100.00	AA–	5,447,100
450	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Medical	7/21 at 100.00	BBB	485,613
	Center, Series 2011, 6.000%, 7/01/25
515	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Patterson Park	7/19 at 100.00	BB+	517,075
	Public Charter School Issue, Series 2010, 6.000%, 7/01/40
1,790	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Peninsula Regional	7/24 at 100.00	A	1,914,441
	Medical Center Issue, Refunding Series 2015, 5.000%, 7/01/39
1,070	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Ingleside King	11/24 at 103.00	N/R	1,155,226
	Farm Project, Series 2017A-1, 5.000%, 11/01/28
8,825	Total Maryland			9,519,455
	Massachusetts – 2.0% (1.2% of Total Investments)
	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds,
	Refunding Senior Lien Series 2010B:
4,410	5.000%, 1/01/32	1/20 at 100.00	A+	4,532,466
7,500	5.000%, 1/01/37	1/20 at 100.00	A+	7,696,950
650	Massachusetts Development Finance Agency, Health Care Facility Revenue Bonds, Adventcare	1/19 at 100.00	N/R	650,826
	Project, Series 2007A, 6.750%, 10/15/37
815	Massachusetts Development Finance Agency, Health Care Facility Revenue Bonds, Adventcare	10/20 at 100.00	N/R	851,373
	Project, Series 2010, 7.625%, 10/15/37
825	Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue, Green	7/25 at 100.00	BBB	862,975
	Bonds, Series 2015D, 5.000%, 7/01/44
3,500	Massachusetts Development Finance Agency, Revenue Bonds, Boston University, Series 2016BB-1,	10/26 at 100.00	Aa3	3,837,260
	5.000%, 10/01/46
	Massachusetts Development Finance Agency, Revenue Bonds, Boston University, Tender Option
	Bond Trust 2016-XG0070:
505	12.748%, 10/01/48, 144A (IF) (5)	10/23 at 100.00	A+	661,116
930	12.683%, 10/01/48, 144A (IF) (5)	10/23 at 100.00	A+	1,217,147
3,200	Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2015,	1/25 at 100.00	BBB+	3,190,048
	4.500%, 1/01/45
1,220	Massachusetts Development Finance Agency, Revenue Bonds, Loomis Communities, Series 2013A,	1/23 at 100.00	BBB	1,317,246
	5.125%, 1/01/25
2,300	Massachusetts Development Finance Agency, Revenue Bonds, Olin College, Series 2013E,	11/23 at 100.00	A+	2,468,912
	5.000%, 11/01/43
1,500	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health Care, Series	7/26 at 100.00	BBB+	1,424,745
	2016I, 4.000%, 7/01/41
	Massachusetts Development Finance Agency, Revenue Bonds, Western New England University,
	Series 2015:
1,145	5.000%, 9/01/40	9/25 at 100.00	BBB	1,200,223
1,280	5.000%, 9/01/45	9/25 at 100.00	BBB	1,337,869
	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Suffolk University,
	Refunding Series 2009A:
3,190	5.750%, 7/01/39	7/19 at 100.00	Baa2	3,248,568
6,335	5.750%, 7/01/39 (Pre-refunded 7/01/19)	7/19 at 100.00	N/R (4)	6,496,226
2,265	Massachusetts Housing Finance Agency, Housing Bonds, Series 2009F, 5.700%, 6/01/40	12/18 at 100.00	AA	2,268,692
	(Alternative Minimum Tax)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Massachusetts (continued)
$ 700	Massachusetts Port Authority, Special Facilities Revenue Bonds, ConRac Project, Series 2011A,	7/21 at 100.00	A	$ 737,779
	5.125%, 7/01/41
5,930	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Senior Series	5/23 at 100.00	AAA	6,439,921
	2013A, 5.000%, 5/15/43
1,100	Massachusetts Turnpike Authority, Metropolitan Highway System Revenue Bonds, Senior Series	No Opt. Call	A+	952,875
	1997A, 0.000%, 1/01/24 – NPFG Insured
6,700	Metropolitan Boston Transit Parking Corporation, Massachusetts, Systemwide Parking Revenue	7/21 at 100.00	A+	7,056,172
	Bonds, Senior Lien Series 2011, 5.000%, 7/01/41
56,000	Total Massachusetts			58,449,389
	Michigan – 2.4% (1.5% of Total Investments)
3,535	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds,	7/22 at 100.00	A+	3,744,590
	Refunding Senior Lien Series 2012A, 5.250%, 7/01/39
2,020	Detroit, Michigan, Water Supply System Revenue Bonds, Senior Lien Series 2011A, 5.250%, 7/01/41	7/21 at 100.00	AA–	2,140,230
1,000	Eastern Michigan University, General Revenue Bonds, Series 2018A, 4.000%, 3/01/44 – AGM Insured	3/28 at 100.00	AA	971,990
3,665	Lansing Board of Water and Light, Michigan, Utility System Revenue Bonds, Series 2011A,	7/21 at 100.00	AA–	3,945,519
	5.500%, 7/01/41
1,500	Michigan Finance Authority, Hospital Revenue Bonds, Sparrow Obligated Group, Series 2012,	11/22 at 100.00	A+	1,594,440
	5.000%, 11/15/42
405	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water &	7/24 at 100.00	AA	437,027
	Sewerage Department Water Supply System Local Project, Refunding Senior Loan
	Series 2014D-1, 5.000%, 7/01/37 – AGM Insured
2,690	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water &	7/24 at 100.00	AA	2,934,521
	Sewerage Department Water Supply System Local Project, Series 2014C-3, 5.000%, 7/01/32 –
	AGM Insured
1,000	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water &	7/24 at 100.00	A+	1,065,300
	Sewerage Department Water Supply System Local Project, Series 2014D-6, 5.000%, 7/01/36 –
	NPFG Insured
	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2015:
2,500	5.000%, 12/01/31	6/22 at 100.00	AA–	2,686,975
3,670	5.000%, 12/01/32	6/22 at 100.00	AA–	3,944,479
2,000	Michigan Finance Authority, State Revolving Fund Revenue Bonds, Clean Water Series 2012,	10/22 at 100.00	AAA	2,201,760
	5.000%, 10/01/31 (Pre-refunded 10/01/22)
5,000	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Senior Credit Group,	11/26 at 100.00	AA+	4,865,800
	Refunding and Project Series 2010F-6, 4.000%, 11/15/47
1,000	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series	10/21 at 100.00	Aa2	1,075,120
	2011-I-A, 5.375%, 10/15/41
10,000	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2015-I,	10/25 at 100.00	Aa2	11,081,100
	5.000%, 4/15/34
3,495	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System,	11/19 at 100.00	N/R (4)	3,627,251
	Refunding Series 2009, 5.750%, 11/15/39 (Pre-refunded 11/15/19)
5,200	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series	6/22 at 100.00	AA–	5,490,680
	2009C, 5.000%, 12/01/48
5,000	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds,	12/18 at 100.00	B2	5,010,700
	Series 2008A, 6.875%, 6/01/42
3,000	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County	12/22 at 100.00	A	3,223,980
	Airport, Series 2012A, 5.000%, 12/01/37
	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County
	Airport, Series 2015D:
1,325	5.000%, 12/01/40	12/25 at 100.00	A	1,443,455
1,200	5.000%, 12/01/45	12/25 at 100.00	A	1,303,368

NAD	Nuveen Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan (continued)
$	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County
	Airport, Series 2017B:
1,350	5.000%, 12/01/42 (Alternative Minimum Tax)	12/27 at 100.00	A	$ 1,446,593
3,140	5.000%, 12/01/47 (Alternative Minimum Tax)	12/27 at 100.00	A	3,352,358
	Wayne State University, Michigan, General Revenue Bonds, Series 2018A:
1,140	5.000%, 11/15/35	11/25 at 100.00	Aa3	1,258,526
1,120	5.000%, 11/15/36	11/25 at 100.00	Aa3	1,233,501
65,955	Total Michigan			70,079,263
	Minnesota – 1.8% (1.1% of Total Investments)
310	Baytown Township, Minnesota Charter School Lease Revenue Bonds, Saint Croix Preparatory	8/26 at 100.00	BB+	286,167
	Academy, Refunding Series 2016A, 4.000%, 8/01/36
2,000	Brainerd Independent School District 181, Crow Wing County, Minnesota, General Obligation	2/27 at 100.00	AAA	2,015,300
	Bonds, School Building Series 2018A, 4.000%, 2/01/42
5,000	Dakota and Washington Counties Housing and Redevelopment Authority, Minnesota, GNMA	No Opt. Call	AA+ (4)	5,248,700
	Mortgage-Backed Securities Program Single Family Residential Mortgage Revenue Bonds,
	Series 1988, 8.450%, 9/01/19 (Alternative Minimum Tax) (ETM)
500	Deephaven, Minnesota, Charter School Lease Revenue Bonds, Eagle Ridge Academy Project,	7/25 at 100.00	BB+	462,075
	Series 2016A, 4.000%, 7/01/37
4,910	Duluth Economic Development Authority, Minnesota, Health Care Facilities Revenue Bonds,	2/28 at 100.00	A–	5,136,106
	Essentia Health Obligated Group, Series 2018A, 5.000%, 2/15/53 (WI/DD, Settling 11/01/18)
3,010	Independent School District 621, Mounds View, Minnesota, General Obligation Bonds, School	2/27 at 100.00	AAA	3,039,378
	Building Series 2018A, 4.000%, 2/01/42
2,000	Minneapolis, Minnesota, Health Care System Revenue Bonds, Fairview Health Services, Series	11/28 at 100.00	A+	2,138,360
	2018A, 5.000%, 11/15/49
3,000	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds,	1/20 at 100.00	AA–	3,084,000
	Senior Lien Series 2010A, 5.000%, 1/01/35
2,295	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds,	1/27 at 100.00	AA–	2,530,651
	Senior Lien Series 2016C, 5.000%, 1/01/46
	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds,
	Subordinate Lien Series 2016D:
470	5.000%, 1/01/32 (Alternative Minimum Tax)	1/27 at 100.00	A+	517,912
450	5.000%, 1/01/35 (Alternative Minimum Tax)	1/27 at 100.00	A+	491,540
580	5.000%, 1/01/37 (Alternative Minimum Tax)	1/27 at 100.00	A+	631,405
750	5.000%, 1/01/41 (Alternative Minimum Tax)	1/27 at 100.00	A+	810,435
	Minnesota Higher Education Facilities Authority, Revenue Bonds, Carleton College, Refunding
	Series 2017:
1,460	4.000%, 3/01/41	3/27 at 100.00	Aa2	1,474,381
1,700	4.000%, 3/01/47	3/27 at 100.00	Aa2	1,704,709
2,150	Minnesota Higher Education Facilities Authority, Revenue Bonds, Macalester College, Refunding	3/27 at 100.00	Aa3	2,151,419
	Series 2017, 4.000%, 3/01/48
	Minnesota Municipal Power Agency, Electric Revenue Bonds, Refunding Series 2014A:
700	5.000%, 10/01/34	10/24 at 100.00	A1	775,334
500	5.000%, 10/01/35	10/24 at 100.00	A1	552,665
2,000	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Mayo Clinic, Series 2018A,	5/28 at 100.00	AA	1,979,260
	4.000%, 11/15/48
2,000	Saint Louis Park, Minnesota, Health Care Facilities Revenue Bonds, Park Nicollet Health	7/19 at 100.00	Aaa	2,048,880
	Services, Refunding Series 2009, 5.750%, 7/01/39 (Pre-refunded 7/01/19)
1,520	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds,	12/24 at 100.00	BBB–	1,510,318
	Community of Peace Academy Project, Refunding Series 2015A, 5.000%, 12/01/50

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Minnesota (continued)
	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds,
	Hmong College Prep Academy Project, Series 2016A:
$ 2,205	5.500%, 9/01/36	9/26 at 100.00	BB+	$ 2,271,238
2,500	5.750%, 9/01/46	9/26 at 100.00	BB+	2,585,700
	Saint Paul Housing and Redevelopment Authority Minnesota, Senior Housing and Health Care
	Revenue Bonds, Episcopal Homes Project, Series 2013:
500	5.000%, 5/01/33	5/23 at 100.00	N/R	504,805
1,000	5.125%, 5/01/48	5/23 at 100.00	N/R	975,490
400	Saint Paul Housing and Redevelopment Authority, Minnesota, Upper Landing Project Tax	3/20 at 102.00	N/R	413,204
	Increment Revenue Refunding Bonds, Series 2012, 5.000%, 9/01/26
750	St. Paul Housing and Redevelopment Authority, Minnesota, Hospital Revenue Bonds, HealthEast	11/25 at 100.00	N/R (4)	861,930
	Inc., Series 2015A, 5.000%, 11/15/29 (Pre-refunded 11/15/25)
3,855	West Saint Paul-Mendota Heights-Eagan Independent School District 197, Dakota County,	2/27 at 100.00	AAA	3,879,055
	Minnesota, General Obligation Bonds, School Building Series 2018A, 4.000%, 2/01/41
2,000	Western Minnesota Municipal Power Agency, Power Supply Revenue Bonds, Series 2014A,	1/24 at 100.00	Aa3	2,176,980
	5.000%, 1/01/46
50,515	Total Minnesota			52,257,397
	Mississippi – 0.9% (0.6% of Total Investments)
620	Mississippi Business Finance Corporation, Pollution Control Revenue Refunding Bonds, System	4/19 at 100.00	BBB+	621,271
	Energy Resources Inc. Project, Series 1998, 5.875%, 4/01/22
	Mississippi Development Bank, Special Obligation Bonds, City of Jackson General Obligation
	Street Resurfacing Project, Series 2009:
1,325	5.500%, 1/01/23 (Pre-refunded 1/01/19)	1/19 at 100.00	A+ (4)	1,332,871
850	5.800%, 1/01/24 (Pre-refunded 1/01/19)	1/19 at 100.00	A+ (4)	855,389
	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial
	Healthcare, Series 2016A:
7,500	5.000%, 9/01/36	9/26 at 100.00	BBB+	7,901,550
15,500	5.000%, 9/01/46	9/26 at 100.00	BBB+	16,130,385
25,795	Total Mississippi			26,841,466
	Missouri – 3.5% (2.1% of Total Investments)
1,000	Boone County, Missouri, Hospital Revenue Bonds, Boone Hospital Center, Refunding Series 2016,	8/26 at 100.00	A–	1,040,960
	5.000%, 8/01/28
2,000	Bridgeton Industrial Development Authority, Missouri, Senior Housing Revenue Bonds, The Sarah	5/25 at 100.00	N/R	1,861,300
	Community Project, Refunding Series 2016, 3.625%, 5/01/30
500	Curators of the University of Missouri, System Facilities Revenue Bonds, Refunding Series	11/24 at 100.00	AA+	516,975
	2014A, 4.000%, 11/01/33
2,000	Hanley Road Corridor Transportation Development District, Brentwood and Maplewood, Missouri,	10/19 at 100.00	A–	2,036,500
	Transportation Sales Revenue Bonds, Refunding Series 2009A, 5.875%, 10/01/36
400	Kansas City Industrial Development Authority, Missouri, Sales Tax Revenue Bonds, Ward Parkway	4/26 at 100.00	N/R	398,208
	Center Community Improvement District, Senior Refunding & Improvement Series 2016,
	5.000%, 4/01/46, 144A
	Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds,
	Series 2004B-1:
7,000	0.000%, 4/15/27 – AMBAC Insured	No Opt. Call	AA–	5,203,310
5,000	0.000%, 4/15/28 – AMBAC Insured	No Opt. Call	AA–	3,561,950
5,000	0.000%, 4/15/29 – AMBAC Insured	No Opt. Call	AA–	3,408,300
4,470	Kansas City, Missouri, Sanitary Sewer System Revenue Bonds, Improvement Series 2018A,	1/28 at 100.00	AA	4,514,298
	4.000%, 1/01/42
940	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, Branson Landing	No Opt. Call	A	967,392
	Project, Series 2005A, 6.000%, 6/01/20
1,000	Missouri Health and Education Facilities Authority, Health Facilities Revenue Bonds, Saint	5/26 at 100.00	A+	1,090,300
	Luke’s Health System, Inc., Series 2016, 5.000%, 11/15/34

NAD	Nuveen Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Missouri (continued)
$ 3,080	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds,	5/23 at 100.00	BBB+	$ 3,241,238
	Saint Louis College of Pharmacy, Series 2013, 5.500%, 5/01/43
1,260	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds,	10/23 at 100.00	A+	1,374,307
	University of Central Missouri, Series 2013C-2, 5.000%, 10/01/34
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,
	CoxHealth, Series 2013A:
1,045	5.000%, 11/15/44	11/23 at 100.00	A2	1,100,009
11,090	5.000%, 11/15/48	11/23 at 100.00	A2	11,653,039
8,525	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Mercy	11/27 at 100.00	AA–	8,296,189
	Health, Series 2017C, 4.000%, 11/15/47
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, SSM
	Health Care, Series 2018A:
3,500	5.000%, 6/01/48	6/28 at 100.00	AA–	3,764,635
2,000	4.000%, 6/01/48	6/28 at 100.00	AA–	1,919,460
	Missouri Health and Educational Facilities Authority, Revenue Bonds, Children’s Mercy
	Hospital, Series 2017A:
1,250	4.000%, 5/15/42	5/25 at 102.00	A+	1,225,675
16,750	4.000%, 5/15/48	5/25 at 102.00	A+	16,240,968
11,295	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services	2/26 at 100.00	N/R	11,839,419
	Projects, Series 2016B, 5.000%, 2/01/46
400	Missouri Health and Educational Facilities Authority, Revenue Bonds, Maryville University of	6/22 at 100.00	BBB+	378,332
	St. Louis Project, Series 2015, 3.500%, 6/15/30
	Missouri Health and Educational Facilities Authority, Revenue Bonds, Saint Louis University,
	Series 2017A:
725	4.000%, 10/01/36	4/27 at 100.00	AA–	734,295
3,510	5.000%, 10/01/42	4/27 at 100.00	AA–	3,826,637
3,775	Missouri Health and Educational Facilities Authority, Revenue Bonds, Webster University,	4/21 at 100.00	A2 (4)	4,021,168
	Series 2011, 5.000%, 4/01/26 (Pre-refunded 4/01/21)
2,000	Missouri Joint Municipal Electric Utility Commission, Power Supply System Revenue Bonds, MoPEP	6/27 at 100.00	A2	2,168,180
	Facilities, Series 2018, 5.000%, 12/01/43
1,000	North Central Missouri Regional Water Commission, Waterworks System Revenue Bonds, Series	1/19 at 100.00	N/R	980,060
	2006, 5.000%, 1/01/37
2,000	Saint Charles County Public Water Supply District 2, Missouri, Certificates of Participation,	12/21 at 100.00	AA+	2,011,740
	Series 2015, 4.125%, 12/01/38
490	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport,	7/22 at 100.00	A2	502,686
	Refunding Series 2012, 4.250%, 7/01/29 – FGIC Insured (Alternative Minimum Tax)
575	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village	9/22 at 100.00	N/R (4)	630,930
	of Chesterfield, Series 2012, 5.000%, 9/01/42 (Pre-refunded 9/01/22)
375	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village	9/23 at 100.00	BB+	402,518
	of Sunset Hills, Series 2013A, 5.875%, 9/01/43
103,955	Total Missouri			100,910,978
	Montana – 0.2% (0.1% of Total Investments)
2,090	Montana Facilities Finance Authority, Healthcare Facility Revenue Bonds, Kalispell Regional	7/28 at 100.00	BBB	2,202,881
	Medical Center, Series 2018B, 5.000%, 7/01/43
3,315	Montana Facilities Finance Authority, Montana, Health Facilities Revenue Bonds, Bozeman	6/28 at 100.00	A	3,587,559
	Deaconess Health Services Obligated Group, Series 2018, 5.000%, 6/01/48
5,405	Total Montana			5,790,440
	Nebraska – 0.2% (0.1% of Total Investments)
2,300	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Series 2012,	9/22 at 100.00	A	2,472,960
	5.000%, 9/01/32

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Nebraska (continued)
	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska
	Methodist Health System, Refunding Series 2015:
$ 1,635	4.125%, 11/01/36	11/25 at 100.00	A	$ 1,647,361
470	5.000%, 11/01/45	11/25 at 100.00	A	502,580
4,405	Total Nebraska			4,622,901
	Nevada – 3.1% (1.9% of Total Investments)
39,625	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	Aa3	41,203,264
	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran
	International Airport, Series 2010A:
5,210	5.250%, 7/01/39 – AGM Insured	1/20 at 100.00	AA	5,378,648
9,725	5.250%, 7/01/42	1/20 at 100.00	Aa3	10,036,394
5,800	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A, 8.000%,	6/19 at 100.00	BBB+ (4)	6,011,120
	6/15/30 (Pre-refunded 6/15/19)
	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series 2015:
9,000	5.000%, 6/01/32	12/24 at 100.00	AA+	10,062,450
7,835	5.000%, 6/01/39	12/24 at 100.00	AA+	8,581,284
2,600	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Water Series 2012B,	6/22 at 100.00	AA+	2,788,032
	5.000%, 6/01/42
	Nevada System of Higher Education, Community College Revenue Bonds, Series 2017:
2,400	4.000%, 7/01/41	7/27 at 100.00	AA–	2,347,344
2,000	4.000%, 7/01/47	7/27 at 100.00	AA–	1,936,840
1,145	North Las Vegas, Nevada, General Obligation Bonds, Wastewater Reclamation System Series 2006,	1/19 at 100.00	Baa1	1,146,156
	5.000%, 10/01/25 – NPFG Insured
	Washoe County, Nevada, General Obligation Bonds, Reno-Sparks Convention & Visitors Authority,
	Refunding Series 2011:
1,955	5.000%, 7/01/32	7/21 at 100.00	AA	2,084,832
95	5.000%, 7/01/32	7/21 at 100.00	N/R	101,767
87,390	Total Nevada			91,678,131
	New Hampshire – 0.5% (0.3% of Total Investments)
5,000	New Hampshire Business Finance Authority, Revenue Bonds, Elliot Hospital Obligated Group	10/19 at 100.00	Baa1 (4)	5,186,200
	Issue, Series 2009A, 6.125%, 10/01/39 (Pre-refunded 10/01/19)
3,500	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Catholic Medical	7/22 at 100.00	A–	3,536,715
	Center, Series 2012, 4.000%, 7/01/32
1,110	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Dartmouth College,	6/19 at 100.00	AA+ (4)	1,175,002
	Tender Option Bond Trust 2016-XL0025, 11.330%, 6/01/39, 144A (Pre-refunded 6/01/19) (IF) (5)
4,000	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Dartmouth-Hitchcock	2/28 at 100.00	A	4,380,880
	Obligated Group, Series 2018A, 5.000%, 8/01/35
13,610	Total New Hampshire			14,278,797
	New Jersey – 4.6% (2.9% of Total Investments)
905	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue Bonds,	2/23 at 100.00	BBB+	966,757
	Cooper Health System Obligated Group Issue, Series 2013A, 5.750%, 2/15/42
	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge
	Replacement Project, Series 2013:
1,965	5.000%, 1/01/31 – AGM Insured (Alternative Minimum Tax)	1/24 at 100.00	AA	2,125,226
1,865	5.125%, 1/01/39 – AGM Insured (Alternative Minimum Tax)	1/24 at 100.00	AA	1,996,035
1,585	5.125%, 7/01/42 – AGM Insured (Alternative Minimum Tax)	1/24 at 100.00	AA	1,693,271
	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Refunding
	Series 2017A:
5,005	5.000%, 7/01/28 – BAM Insured	7/27 at 100.00	AA	5,593,388
4,275	3.125%, 7/01/31 – BAM Insured	7/27 at 100.00	AA	4,003,324
2,000	New Jersey Economic Development Authority, School Facilities Construction Bonds, Refunding	12/26 at 100.00	A–	2,198,860
	Series 2016BBB, 5.500%, 6/15/31

NAD	Nuveen Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
$ 6,770	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series	No Opt. Call	A–	$ 7,768,440
	2005N-1, 5.500%, 9/01/27 – FGIC Insured
2,825	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series	6/24 at 100.00	A–	2,975,968
	2014UU, 5.000%, 6/15/30
555	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident	6/20 at 100.00	Aaa	586,674
	Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series
	2010A, 5.750%, 6/01/31 (Pre-refunded 6/01/20)
6,030	New Jersey Economic Development Authority, Sublease Revenue Bonds, New Jersey Transit	No Opt. Call	A–	6,587,051
	Corporation Projects, Refunding Series 2017B, 5.000%, 11/01/25
900	New Jersey Educational Facilities Authority, Revenue Bonds, University of Medicine and	6/19 at 100.00	N/R (4)	928,944
	Dentistry of New Jersey, Refunding Series 2009B, 7.500%, 12/01/32 (Pre-refunded 6/01/19)
1,480	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters	1/19 at 100.00	BB+	1,483,271
	University Hospital, Series 2007, 5.750%, 7/01/37
8,415	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Barnabas Health	7/26 at 100.00	A+	9,227,048
	Obligated Group, Refunding Series 2016A, 5.000%, 7/01/43
2,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health	7/21 at 100.00	N/R (4)	2,175,140
	Care System, Refunding Series 2011A, 5.625%, 7/01/32 (Pre-refunded 7/01/21)
1,235	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, University Hospital	7/25 at 100.00	AA	1,322,216
	Issue, Refunding Series 2015A, 5.000%, 7/01/46 – AGM Insured
665	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender Option	6/19 at 100.00	BBB+	713,485
	Bond Trust 2016-XG0001, 15.544%, 6/01/30, 144A (IF) (5)
	New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes,
	Series 2016A-1:
2,020	5.000%, 6/15/28	6/26 at 100.00	A+	2,221,030
3,340	5.000%, 6/15/29	6/26 at 100.00	A+	3,651,388
1,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital	No Opt. Call	A–	713,560
	Appreciation Series 2010A, 0.000%, 12/15/26
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding
	Series 2006C:
21,120	0.000%, 12/15/28 – AMBAC Insured	No Opt. Call	A–	13,731,590
10,000	0.000%, 12/15/32 – AGM Insured	No Opt. Call	AA	5,454,000
20,000	0.000%, 12/15/33 – AGM Insured	No Opt. Call	AA	10,372,600
25,000	0.000%, 12/15/35 – AMBAC Insured	No Opt. Call	A–	11,136,000
30,000	0.000%, 12/15/36 – AMBAC Insured	No Opt. Call	A–	12,612,000
7,330	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2011B,	6/21 at 100.00	A–	7,716,144
	5.500%, 6/15/31
1,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2012A,	6/22 at 100.00	A–	1,022,510
	5.000%, 6/15/42
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2015AA:
1,690	5.250%, 6/15/33	6/25 at 100.00	A–	1,808,672
2,840	5.000%, 6/15/45	6/25 at 100.00	A–	2,928,580
700	New Jersey Turnpike Authority, Revenue Bonds, Series 2009E, 5.250%, 1/01/40	1/19 at 100.00	A+ (4)	703,815
	(Pre-refunded 1/01/19)
2,460	New Jersey Turnpike Authority, Revenue Bonds, Series 2017B, 4.000%, 1/01/34	1/28 at 100.00	A+	2,514,883
	New Jersey Turnpike Authority, Revenue Bonds, Tender Option Bond Trust 2016-XF1057:
480	12.523%, 1/01/43, 144A (IF) (5)	7/22 at 100.00	A2	648,715
835	12.523%, 1/01/43, 144A (Pre-refunded 7/01/22) (IF), (5)	7/22 at 100.00	N/R (4)	1,128,494
570	Rutgers State University, New Jersey, Revenue Bonds, Refunding Series 2013L, 5.000%, 5/01/43	5/23 at 100.00	Aa3	620,884
3,215	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds,	6/28 at 100.00	A–	3,466,027
	Series 2018A, 5.000%, 6/01/36
380	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds,	6/28 at 100.00	BBB	385,768
	Series 2018B, 5.000%, 6/01/46
182,455	Total New Jersey			135,181,758

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Mexico – 0.5% (0.3% of Total Investments)
$ 1,295	Farmington, New Mexico, Hospital Revenue Bonds, San Juan Regional Medical Center Inc., Series	1/19 at 100.00	A3	$ 1,298,095
	2004A, 5.125%, 6/01/19
2,000	Farmington, New Mexico, Pollution Control Revenue Bonds, Public Service Company of New Mexico	6/20 at 100.00	BBB+	2,102,140
	San Juan Project, Refunding Series 2010D, 5.900%, 6/01/40
3,370	New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds, Presbyterian Healthcare	11/27 at 100.00	AA	3,659,685
	Services, Series 2017A, 5.000%, 8/01/46
5,585	Santa Fe County, New Mexico, Correctional System Gross Receipts Tax Revenue Bonds, Series	No Opt. Call	AA	6,372,429
	1997, 6.000%, 2/01/27 – AGM Insured
12,250	Total New Mexico			13,432,349
	New York – 7.3% (4.5% of Total Investments)
	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue
	Bonds, Barclays Center Project, Series 2009:
4,605	6.000%, 7/15/30 (Pre-refunded 1/15/20)	1/20 at 100.00	AA+ (4)	4,826,639
3,065	6.250%, 7/15/40 (Pre-refunded 1/15/20)	1/20 at 100.00	AA+ (4)	3,221,560
6,600	0.000%, 7/15/44	No Opt. Call	BBB–	1,920,996
490	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds,	7/25 at 100.00	BBB+	527,867
	Catholic Health System, Inc. Project, Series 2015, 5.250%, 7/01/35
3,125	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns University,	7/23 at 100.00	A–	3,348,594
	Series 2013A, 5.000%, 7/01/44
	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Long Island Jewish
	Obligated Group, Series 2015A:
1,680	4.125%, 5/01/42	5/25 at 100.00	A–	1,688,081
3,195	5.000%, 5/01/43	5/25 at 100.00	A–	3,410,119
600	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center	6/27 at 100.00	BBB–	647,718
	Obligated Group, Series 2017, 5.000%, 12/01/34, 144A
5,325	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General	3/21 at 100.00	AAA	5,615,425
	Purpose Series 2011C, 5.000%, 3/15/41
	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012
	Series 2011A:
990	5.750%, 2/15/47	2/21 at 100.00	AA–	1,059,874
2,965	5.250%, 2/15/47	2/21 at 100.00	AA–	3,140,202
1,610	5.750%, 2/15/47 (Pre-refunded 2/15/21)	2/21 at 100.00	Aa3 (4)	1,741,939
135	5.250%, 2/15/47 (Pre-refunded 2/15/21)	2/21 at 100.00	Aa3 (4)	144,565
7,500	Liberty Development Corporation, New York, Goldman Sachs Headquarter Revenue Bonds, Series	No Opt. Call	A	8,909,850
	2005, 5.250%, 10/01/35
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2014A:
3,000	5.000%, 9/01/39	9/24 at 100.00	A–	3,275,010
1,155	4.000%, 9/01/39 – AGM Insured	9/24 at 100.00	AA	1,163,917
860	5.000%, 9/01/44	9/24 at 100.00	A–	936,927
5,000	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2018,	9/28 at 100.00	A–	5,570,600
	5.000%, 9/01/37
10,000	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Refunding Series	No Opt. Call	AA	5,815,000
	2012A, 0.000%, 11/15/32
1,000	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 2009B,	11/19 at 100.00	AA (4)	1,032,070
	5.000%, 11/15/34 (Pre-refunded 11/15/19)
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2011A:
465	,5.000%, 11/15/41	11/21 at 100.00	AA–	504,888
285	5.000%, 11/15/41 (Pre-refunded 11/15/21)	11/21 at 100.00	N/R (4)	309,447

NAD	Nuveen Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 5,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2013A,	5/23 at 100.00	AA–	$ 5,329,250
	5.000%, 11/15/38
	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx
	Parking Development Company, LLC Project, Series 2007:
500	5.750%, 10/01/37, (7)	1/19 at 100.00	N/R	315,000
1,000	5.875%, 10/01/46, (7)	10/37 at 100.00	N/R	630,000
4,755	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium Project	3/19 at 100.00	AA	4,847,057
	PILOT, Series 2009A, 7.000%, 3/01/49 – AGC Insured
3,400	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue	12/20 at 100.00	AA+	3,609,882
	Bonds, Second Generation Resolution, Fiscal 2011 Series EE, 5.375%, 6/15/43
5,900	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	6/23 at 100.00	AA+	6,331,526
	General Resolution Revenue Bonds, Fiscal 2014 Series BB, 5.000%, 6/15/46
500	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue	6/19 at 100.00	AA+	531,480
	Bonds, Tender Option Bond Trust 2015-XF0097, 13.186%, 6/15/39, 144A (IF)
5,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate	5/23 at 100.00	AAA	5,419,950
	Fiscal 2013 Series I, 5.000%, 5/01/38
2,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate	5/26 at 100.00	AAA	2,189,420
	Fiscal 2017 Series A-1, 5.000%, 5/01/40
3,760	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate	2/27 at 100.00	AAA	4,129,721
	Fiscal 2017 Series E-1, 5.000%, 2/01/43
5,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate	5/28 at 100.00	AAA	5,575,900
	Fiscal 2018 Series C-3, 5.000%, 5/01/40
2,060	New York City, New York, General Obligation Bonds, Fiscal 2017 Series B-1, 5.000%, 12/01/41	12/26 at 100.00	AA	2,274,281
5	New York City, New York, General Obligation Bonds, Fiscal Series 2005M, 5.000%, 4/01/24	1/19 at 100.00	AA	5,013
2,000	New York Convention Center Development Corporation, New York, Revenue Bonds, Hotel Unit Fee	11/25 at 100.00	Aa3	2,183,040
	Secured, Refunding Series 2015, 5.000%, 11/15/45
540	New York Counties Tobacco Trust I, Tobacco Settlement Pass-Through Bonds, Series 2000B,	1/19 at 100.00	A–	540,140
	6.500%, 6/01/35
25,170	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	25,814,855
	Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A
	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade
	Center Project, Series 2011:
1,560	5.000%, 11/15/44	11/21 at 100.00	A+	1,648,951
4,350	5.750%, 11/15/51	11/21 at 100.00	A+	4,744,849
5,260	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds,	8/21 at 100.00	BB–	5,432,581
	American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series 2016,
	5.000%, 8/01/31 (Alternative Minimum Tax)
3,050	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds,	1/28 at 100.00	Baa3	3,294,061
	Delta Air Lines, Inc. – LaGuardia Airport Terminals C&D Redevelopment Project, Series 2018,
	5.000%, 1/01/34 (Alternative Minimum Tax)
	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport
	Terminal B Redevelopment Project, Series 2016A:
2,000	4.000%, 7/01/35 – AGM Insured (Alternative Minimum Tax)	7/24 at 100.00	AA	2,014,040
10,800	5.000%, 7/01/41 (Alternative Minimum Tax)	7/24 at 100.00	BBB	11,275,200
10,000	5.000%, 7/01/46 (Alternative Minimum Tax)	7/24 at 100.00	BBB	10,419,400
19,560	5.250%, 1/01/50 (Alternative Minimum Tax)	7/24 at 100.00	BBB	20,614,871
500	Onondaga Civic Development Corporation, New York, Revenue Bonds, Saint Joseph’s Hospital	7/19 at 100.00	N/R (4)	510,610
	Health Center Project, Series 2014A, 5.125%, 7/01/31 (Pre-refunded 7/01/19)
1,310	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy	12/23 at 100.00	AA–	1,414,617
	Eighth Series 2013, 5.000%, 12/01/43 (Alternative Minimum Tax)
4,320	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy	12/23 at 100.00	AA–	4,771,397
	Ninth Series 2013, 5.000%, 12/01/38

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air
	Terminal LLC Project, Eighth Series 2010:
$ 5,000	6.500%, 12/01/28	1/19 at 100.00	Baa1	$ 5,252,750
590	5.500%, 12/01/31	12/20 at 100.00	Baa1	627,512
1,670	6.000%, 12/01/36	12/20 at 100.00	Baa1	1,791,259
3,045	6.000%, 12/01/42	12/20 at 100.00	Baa1	3,262,261
1,170	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Peconic Landing At	12/20 at 100.00	BBB–	1,239,510
	Southold, Inc. Project, Refunding Series 2010, 5.875%, 12/01/30
	Syracuse Industrial Development Authority, New York, PILOT Revenue Bonds, Carousel Center
	Project, Refunding Series 2016A:
2,835	5.000%, 1/01/29 (Alternative Minimum Tax)	1/26 at 100.00	A–	3,040,963
2,700	5.000%, 1/01/34 (Alternative Minimum Tax)	1/26 at 100.00	A–	2,849,391
209,960	Total New York			212,742,026
	North Carolina – 1.6% (1.0% of Total Investments)
12,250	Fayetteville State University, North Carolina, General Revenue Bonds, Series 2013A,	4/23 at 100.00	A–	13,129,672
	5.125%, 4/01/43
	North Carolina Department of Transportation, Private Activity Revenue Bonds, I-77 Hot Lanes
	Project, Series 2015:
3,555	5.000%, 12/31/37 (Alternative Minimum Tax)	6/25 at 100.00	BBB–	3,771,571
3,480	5.000%, 6/30/54 (Alternative Minimum Tax)	6/25 at 100.00	BBB–	3,646,309
10,300	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 1993B,	No Opt. Call	Baa2 (4)	11,469,462
	6.000%, 1/01/22 – CAPMAC Insured (ETM) (UB) (5)
1,570	North Carolina Medical Care Commission, Retirement Facilities First Mortgage Revenue Bonds,	10/24 at 102.00	N/R	1,650,525
	Southminster Project, Refunding Series 2016, 5.000%, 10/01/31
	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, WakeMed,
	Refunding Series 2012A:
5,000	5.000%, 10/01/27	10/22 at 100.00	A+	5,455,400
3,400	5.000%, 10/01/31	10/22 at 100.00	A+	3,676,692
500	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding Series	1/26 at 100.00	A	555,500
	2015A, 5.000%, 1/01/32
1,900	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Series 2009A,	1/19 at 100.00	AA (4)	1,912,084
	5.750%, 1/01/39 (Pre-refunded 1/01/19) – AGC Insured
41,955	Total North Carolina			45,267,215
	North Dakota – 0.3% (0.4% of Total Investments)
675	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center	7/22 at 100.00	N/R (4)	735,932
	Project, Refunding Series 2012A, 5.000%, 7/01/38 (Pre-refunded 7/01/22)
6,100	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series 2011,	11/21 at 100.00	A+	6,799,609
	6.250%, 11/01/31
1,875	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated	12/21 at 100.00	A–	1,953,619
	Group, Series 2012, 5.000%, 12/01/32
700	Grand Forks, North Dakota, Senior Housing & Nursing Facilities Revenue Bonds, Valley Homes and	12/26 at 100.00	N/R	681,289
	Services Obligated Group, Series 2017, 5.000%, 12/01/36
9,350	Total North Dakota			10,170,449
	Ohio – 8.5% (5.2% of Total Investments)
6,250	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Facilities Revenue	11/26 at 100.00	A–	6,662,875
	Bonds, Summa Health System, Refunding & Improvement Series 2016, 5.250%, 11/15/46
6,000	Allen County, Ohio, Hospital Facilities Revenue Bonds, Mercy Health, Series 2017A,	2/28 at 100.00	AA–	5,924,580
	4.000%, 8/01/36
1,340	Bowling Green State University, Ohio, General Receipts Bonds, Series 2017B, 5.000%, 6/01/45	6/27 at 100.00	A+	1,451,662

NAD	Nuveen Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue
	Bonds, Senior Lien, Series 2007A-2:
$ 4,930	5.375%, 6/01/24	12/18 at 100.00	B–	$ 4,817,300
12,835	5.125%, 6/01/24	12/18 at 100.00	B–	12,419,146
22,830	5.875%, 6/01/30	12/18 at 100.00	B–	22,499,422
11,785	5.750%, 6/01/34	12/18 at 100.00	B–	11,382,307
12,645	6.000%, 6/01/42	12/18 at 100.00	B–	12,487,190
2,355	6.500%, 6/01/47	12/18 at 100.00	B–	2,380,363
18,640	5.875%, 6/01/47	12/18 at 100.00	B–	18,173,068
24,910	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/22 at 100.00	B–	25,170,309
	Revenue Bonds, Senior Lien, Series 2007A-3, 6.250%, 6/01/37
	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Refunding Series 2017:
3,940	4.000%, 11/15/34	11/27 at 100.00	A	3,916,872
3,000	4.000%, 11/15/35	11/27 at 100.00	A	2,952,600
	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010:
7,125	5.250%, 11/01/29 (Pre-refunded 11/01/20)	11/20 at 100.00	A (4)	7,541,599
1,000	5.750%, 11/01/40 (Pre-refunded 11/01/20)	11/20 at 100.00	A (4)	1,068,180
1,665	5.500%, 11/01/40 (Pre-refunded 11/01/20)	11/20 at 100.00	N/R (4)	1,770,444
3,335	5.500%, 11/01/40 (Pre-refunded 11/01/20)	11/20 at 100.00	A (4)	3,546,206
4,795	Fairfield County, Ohio, Hospital Facilities Revenue Bonds, Fairfield Medical Center Project,	6/23 at 100.00	Baa3	4,917,896
	Series 2013, 5.000%, 6/15/43
760	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement	7/20 at 100.00	BBB	787,596
	Services, Improvement Series 2010A, 5.625%, 7/01/26
5,000	Hamilton County, Ohio, Hospital Facilities Revenue Bonds, TriHealth, Inc. Obligated Group	8/27 at 100.00	A+	5,359,400
	Project, Series 2017A, 5.000%, 8/15/42
	JobsOhio Beverage System, Ohio, Statewide Liquor Profits Revenue Bonds, Senior Lien
	Series 2013A:
1,000	5.000%, 1/01/38	1/23 at 100.00	AA	1,077,290
16,820	5.000%, 1/01/38 (UB) (5)	1/23 at 100.00	Aa3	18,120,018
	JobsOhio Beverage System, Ohio, Statewide Senior Lien Liquor Profits Revenue Bonds, Tender
	Option Bond Trust 2016-XG0052:
1,315	13.546%, 1/01/38, 144A (IF) (5)	1/23 at 100.00	Aa3	1,721,559
625	13.546%, 1/01/38, 144A (IF) (5)	1/23 at 100.00	Aa3	818,231
975	13.546%, 1/01/38, 144A (IF) (5)	1/23 at 100.00	Aa3	1,276,441
265	13.459%, 1/01/38, 144A (IF) (5)	1/23 at 100.00	Aa3	346,305
8,360	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc., Refunding	8/25 at 100.00	A–	8,801,241
	Series 2015, 5.000%, 8/15/45
7,495	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series	11/21 at 100.00	Baa1 (4)	8,313,004
	2011A, 6.000%, 11/15/41 (Pre-refunded 11/15/21)
1,000	Middleburg Heights, Ohio, Hospital Facilities Revenue Bonds, Southwest General Health Center	8/21 at 100.00	A2	1,069,510
	Project, Refunding Series 2011, 5.125%, 8/01/31
2,545	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Series 2004A,	1/19 at 100.00	BBB+	2,573,020
	5.000%, 5/01/30
2,000	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated	2/23 at 100.00	BB+	2,039,240
	Group Project, Series 2013, 5.000%, 2/15/33
3,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy	No Opt. Call	N/R	2,910,000
	Generation Corporation Project, Refunding Series 2009D, 4.250%, 8/01/29 (Mandatory
	put 9/15/21) (7)
1,000	Ohio Higher Educational Facilities Commission, Revenue Bonds, University of Dayton, Refunding	12/20 at 100.00	A+	1,059,380
	Series 2011A, 5.375%, 12/01/30
4,350	Ohio Higher Educational Facility Commission, Revenue Bonds, University of Dayton, Series	6/25 at 100.00	A+	4,656,501
	2015A, 5.000%, 12/01/44

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien
	Series 2013A-1:
$ 1,500	5.250%, 2/15/39	2/23 at 100.00	Aa3	$ 1,640,415
10,530	5.000%, 2/15/48	2/23 at 100.00	Aa3	11,304,903
3,710	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Projects, Junior Lien	2/31 at 100.00	Aa3	3,513,333
	Convertible Series 2013A-3, 0.000%, 2/15/36 (6)
	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Projects, Junior Lien
	Series 2018A:
3,375	4.000%, 2/15/38	2/28 at 100.00	Aa3	3,424,613
16,325	5.000%, 2/15/43	2/28 at 100.00	Aa3	18,033,248
241,330	Total Ohio			247,927,267
	Oklahoma – 0.4% (0.2% of Total Investments)
1,925	Fort Sill Apache Tribe of Oklahoma Economic Development Authority, Gaming Enterprise Revenue	8/21 at 100.00	N/R	2,194,519
	Bonds, Fort Sill Apache Casino, Series 2011A, 8.500%, 8/25/26, 144A
3,000	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Series 2013A,	6/23 at 100.00	AA	3,294,180
	5.625%, 6/01/43 – BAM Insured (Alternative Minimum Tax)
4,985	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Series 2015A,	6/24 at 100.00	AA	5,249,803
	5.000%, 6/01/45 – BAM Insured (Alternative Minimum Tax)
1,000	Tulsa County Industrial Authority, Oklahoma, Senior Living Community Revenue Bonds, Montereau,	11/25 at 102.00	N/R	1,082,770
	Inc. Project, Refunding Series 2017, 5.250%, 11/15/37
10,910	Total Oklahoma			11,821,272
	Oregon – 2.0% (1.2% of Total Investments)
2,435	Beaverton School District 48J, Washington and Multnomah Counties, Oregon, General Obligation	6/27 at 100.00	AA+	2,733,555
	Bonds, Convertible Deferred Interest Series 2017D, 5.000%, 6/15/36
4,875	Deschutes County Hospital Facility Authority, Oregon, Hospital Revenue Bonds, Saint Charles	1/26 at 100.00	A+	5,163,356
	Health System, Inc., Series 2016A, 5.000%, 1/01/48
1,750	Metro, Oregon, Dedicated Tax Revenue Bonds, Oregon Convention Center Hotel, Series 2017,	6/27 at 100.00	Aa3	1,920,590
	5.000%, 6/15/47
15,440	Oregon Facilities Authority, Revenue Bonds, Legacy Health Project, Refunding Series 2016A,	6/26 at 100.00	AA–	16,565,885
	5.000%, 6/01/46
1,500	Oregon Health and Science University, Revenue Bonds, Refunding Series 2016B, 5.000%, 7/01/39	7/26 at 100.00	AA–	1,648,980
	Port of Portland, Oregon, International Airport Revenue Bonds, Series 2017-24B:
4,000	5.000%, 7/01/36 (Alternative Minimum Tax)	1/27 at 100.00	AA–	4,369,240
1,000	5.000%, 7/01/37 (Alternative Minimum Tax)	1/27 at 100.00	AA–	1,090,100
12,645	5.000%, 7/01/42 (Alternative Minimum Tax)	1/27 at 100.00	AA–	13,663,934
10,000	5.000%, 7/01/47 (Alternative Minimum Tax)	1/27 at 100.00	AA–	10,769,500
53,645	Total Oregon			57,925,140
	Pennsylvania – 5.2% (3.2% of Total Investments)
1,100	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement	11/19 at 100.00	BB–	1,121,505
	Revenue Bonds, United States Steel Corporation Project, Refunding Series 2009, 6.750%, 11/01/24
7,500	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Allegheny Health	4/28 at 100.00	A	7,932,450
	Network Obligated Group Issue, Series 2018A, 5.000%, 4/01/47
2,000	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, University of	8/19 at 100.00	AA–	2,049,780
	Pittsburgh Medical Center, Series 2009A, 5.375%, 8/15/29
	Allegheny County, Pennsylvania, General Obligation Bonds, Series 2011C-65
1,960	5.375%, 5/01/31	5/21 at 100.00	AA–	2,098,062
2,570	5.375%, 5/01/31 (Pre-refunded 5/01/21)	5/21 at 100.00	N/R (4)	2,765,911
	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Master
	Settlement, Series 2018:
345	5.000%, 6/01/34	6/28 at 100.00	A1	378,558
550	5.000%, 6/01/35	6/28 at 100.00	A1	601,183

NAD	Nuveen Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social
	Ministries Project, Series 2009:
$ 900	6.125%, 1/01/29 (Pre-refunded 1/01/19)	1/19 at 100.00	N/R (4)	$ 905,958
100	6.125%, 1/01/29 (Pre-refunded 1/01/19)	1/19 at 100.00	BBB+ (4)	100,687
	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System
	Revenue Bonds, Series 2017:
3,500	5.000%, 7/01/37	7/27 at 100.00	A1	3,914,260
8,385	5.000%, 7/01/42	7/27 at 100.00	A1	9,297,791
	Erie Water Authority, Erie County, Pennsylvania, Water Revenue Bonds, Series 2008:
320	5.000%, 12/01/43 (Pre-refunded 12/01/18) – AGM Insured	12/18 at 100.00	AA (4)	320,822
1,670	5.000%, 12/01/43 (Pre-refunded 12/01/18) – AGM Insured	12/18 at 100.00	AA (4)	1,674,292
195	5.000%, 12/01/43 (Pre-refunded 12/01/18) – AGM Insured	12/18 at 100.00	AA (4)	195,501
315	Erie Water Authority, Erie County, Pennsylvania, Water Revenue Bonds, Series 2008, 5.000%,	12/18 at 100.00	AA	315,797
	12/01/43 – AGM Insured
	Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, Allentown Concession,
	Capital Appreciation Series 2013B:
5,400	0.000%, 12/01/33	No Opt. Call	A	2,851,254
11,000	0.000%, 12/01/38	No Opt. Call	A	4,465,670
5,375	Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, Allentown Concession,	12/23 at 100.00	A	5,814,567
	Series 2013A, 5.125%, 12/01/47
	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Thomas
	Jefferson University, Series 2018A:
2,400	5.000%, 9/01/35	9/28 at 100.00	A+	2,642,568
5,210	5.000%, 9/01/43	9/28 at 100.00	A+	5,638,575
1,665	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage	8/20 at 100.00	N/R (4)	1,757,124
	Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.375%, 8/01/38
	(Pre-refunded 8/01/20)
3,430	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue	1/25 at 100.00	Baa3	3,618,890
	Bonds, Albert Einstein Healthcare Network Issue, Series 2015A, 5.250%, 1/15/45
2,000	Montgomery County Industrial Development Authority, Pennsylvania, Revenue Bonds, ACTS	11/26 at 100.00	N/R	2,132,020
	Retirement-Life Communities, Inc. Obligated Group, Series 2016, 5.000%, 11/15/36
235	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds,	11/24 at 100.00	N/R	243,237
	National Gypsum Company, Refunding Series 2014, 5.500%, 11/01/44 (Alternative Minimum Tax)
400	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University	7/20 at 100.00	N/R (4)	423,536
	Foundation Student Housing Project, Series 2010, 6.000%, 7/01/43 (Pre-refunded 7/01/20)
	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Special Revenue Bonds,
	Subordinate Series 2010A1&2:
940	5.500%, 12/01/34 (Pre-refunded 12/01/20)	12/20 at 100.00	N/R (4)	1,003,723
4,310	5.500%, 12/01/34 (Pre-refunded 12/01/20)	12/20 at 100.00	AA– (4)	4,602,175
16,750	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E,	12/27 at 100.00	A	20,135,342
	6.375%, 12/01/38
4,305	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2015A-1, 5.000%, 12/01/45	6/25 at 100.00	A+	4,616,122
2,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Lien Series 2014A-1,	12/24 at 100.00	A	2,139,240
	5.000%, 12/01/38
14,500	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2009C,	6/26 at 100.00	AA	17,336,925
	6.250%, 6/01/33 – AGM Insured
6,250	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2015B-1,	12/25 at 100.00	A	6,576,750
	5.000%, 12/01/45
5,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2016A-1,	12/25 at 100.00	A3	5,258,250
	5.000%, 12/01/46
1,595	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Health System	5/20 at 100.00	N/R (4)	1,663,059
	Revenue Bonds, Jefferson Health System, Series 2010B, 5.000%, 5/15/40 (Pre-refunded 5/15/20)
8,650	Philadelphia, Pennsylvania, Airport Revenue Bonds, Refunding Series 2017B, 5.000%, 7/01/42	7/27 at 100.00	A	9,277,644
	(Alternative Minimum Tax)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$ 1,425	Philadelphia, Pennsylvania, General Obligation Bonds, Refunding Series 2011, 6.500%, 8/01/41	8/20 at 100.00	A (4)	$ 1,532,203
	(Pre-refunded 8/01/20)
2,350	Union County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Evangelical Community	No Opt. Call	A– (4)	2,485,031
	Hospital Project, Refunding & Improvement Series 2011, 5.500%, 8/01/20 (ETM)
10,000	Westmoreland County Municipal Authority, Pennsylvania, Municipal Service Revenue Bonds, Series	8/25 at 100.00	AA	10,823,200
	2016, 5.000%, 8/15/38 – BAM Insured
146,600	Total Pennsylvania			150,709,662
	Puerto Rico – 0.3% (0.2% of Total Investments)
4,300	Puerto Rico Housing Finance Authority, Capital Fund Program Revenue Bonds, Series 2003,	1/19 at 100.00	AA–	4,476,257
	4.500%, 12/01/23
800	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Bonds,	1/19 at 100.00	Ca	800,928
	Refunding Series 2002D, 5.450%, 7/01/31 – AMBAC Insured
14,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%,	No Opt. Call	Baa2	4,154,500
	8/01/42 – FGIC Insured
19,100	Total Puerto Rico			9,431,685
	Rhode Island – 0.5% (0.3% of Total Investments)
7,230	Rhode Island Health and Educational Building Corporation, Higher Education Facility Revenue	9/23 at 100.00	AA+	7,861,902
	Bonds, Brown University, Series 2013, 5.000%, 9/01/43
3,320	Rhode Island Health and Educational Building Corporation, Hospital Financing Revenue Bonds,	5/26 at 100.00	BBB+	3,527,467
	Lifespan Obligated Group, Refunding Series 2016, 5.000%, 5/15/39
30,175	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds,	1/19 at 100.00	CCC+	3,398,007
	Series 2007A, 0.000%, 6/01/52
40,725	Total Rhode Island			14,787,376
	South Carolina – 4.0% (2.5% of Total Investments)
	Lexington County Health Services District, Inc., South Carolina, Hospital Revenue Bonds,
	Lexington Medical Center, Series 2016:
7,500	5.000%, 11/01/41	5/26 at 100.00	A1	7,907,175
3,180	5.000%, 11/01/46	5/26 at 100.00	A1	3,342,180
	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2:
21,565	0.000%, 1/01/30 – AMBAC Insured	No Opt. Call	A–	14,011,427
1,250	0.000%, 1/01/31 – AMBAC Insured	No Opt. Call	AA	787,000
4,610	Rock Hill, South Carolina, Combined Utility System Revenue Bonds, Series 2016, 5.000%, 1/01/47	1/26 at 100.00	A	4,950,863
1,640	South Carolina Jobs-Economic Development Authority, Economic Development Revenue	10/25 at 100.00	AA–	1,811,052
	Bonds, Furman University, Refunding Series 2015, 5.000%, 10/01/45
6,000	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, McLeod Health	5/28 at 100.00	AA	6,549,540
	Projects, Refunding & Improvement Series 2018, 5.000%, 11/01/43
875	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto Health,	8/21 at 100.00	AA (4)	974,732
	Refunding Series 2011A, 6.500%, 8/01/39 (Pre-refunded 8/01/21) – AGM Insured
9,000	South Carolina Public Service Authority Santee Cooper Revenue Obligations, Refunding Series	12/26 at 100.00	A+	9,357,390
	2016B, 5.000%, 12/01/56
	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding
	Series 2014C:
5,875	5.000%, 12/01/39	12/24 at 100.00	A+	6,143,958
15,760	5.000%, 12/01/46	12/24 at 100.00	A+	16,404,111
5,500	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2013A,	12/23 at 100.00	A+	5,732,925
	5.125%, 12/01/43
3,455	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2014A,	6/24 at 100.00	A+	3,663,924
	5.500%, 12/01/54
14,765	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2015E,	12/25 at 100.00	A+	15,640,565
	5.250%, 12/01/55

NAD	Nuveen Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	South Carolina (continued)
$ 12,620	South Carolina State Ports Authority Revenue Bonds, Series 2018, 5.000%, 7/01/48 (Alternative	7/28 at 100.00	A+	$ 13,559,811
	Minimum Tax)
5,000	South Carolina State Ports Authority, Revenue Bonds, Series 2015, 5.250%, 7/01/55 (Alternative	7/25 at 100.00	A+	5,398,600
	Minimum Tax)
118,595	Total South Carolina			116,235,253
	South Dakota – 0.8% (0.5% of Total Investments)
1,300	Deadwood, South Dakota, Sales Tax Revenue Bonds, Series 2009B, 6.250%, 12/01/28	12/19 at 100.00	N/R	1,312,870
11,320	South Dakota Board of Regents, Housing and Auxiliary Facilities System Revenue Bonds, Series	10/27 at 100.00	Aa3	11,217,667
	2017, 4.000%, 4/01/42
2,685	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Regional Health,	9/27 at 100.00	A1	2,651,142
	Refunding Series 2017, 4.000%, 9/01/36
1,460	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health,	11/24 at 100.00	A+	1,553,980
	Series 2014B, 5.000%, 11/01/44
7,185	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health,	11/25 at 100.00	A+	7,646,852
	Series 2015, 5.000%, 11/01/45
23,950	Total South Dakota			24,382,511
	Tennessee – 2.3% (1.4% of Total Investments)
9,460	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Revenue Bonds, Catholic	1/23 at 100.00	BBB+	9,957,123
	Health Initiatives, Series 2013A, 5.250%, 1/01/45
9,000	Greeneville Health and Educational Facilities Board, Tennessee, Hospital Revenue Bonds, Ballad	7/28 at 100.00	A	9,828,180
	Health, Series 2018A, 5.000%, 7/01/36
3,125	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Bonds,	7/20 at 100.00	A– (4)	3,319,437
	Mountain States Health Alliance, Refunding Series 2010A, 6.000%, 7/01/38 (Pre-refunded 7/01/20)
75	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Refunding	7/23 at 100.00	Baa1 (4)	75,185
	and Improvement Bonds, Johnson City Medical Center, Series 1998C, 5.125%, 7/01/25
	(Pre-refunded 7/01/23) – NPFG Insured
17,000	Knox County Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds,	1/27 at 100.00	A	18,088,000
	Covenant Health, Refunding Series 2016A, 5.000%, 1/01/47
	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board,
	Tennessee, Revenue Bonds, Belmont University Project, Series 2012:
3,000	5.000%, 11/01/23	11/21 at 100.00	A	3,206,310
3,200	5.000%, 11/01/24	11/21 at 100.00	A	3,413,408
3,400	5.000%, 11/01/25	11/21 at 100.00	A	3,626,746
535	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board,	7/26 at 100.00	A3	569,620
	Tennessee, Revenue Bonds, Vanderbilt University Medical Center, Series 2016A, 5.000%, 7/01/46
10,000	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board,	10/19 at 100.00	AA+ (4)	10,275,700
	Tennessee, Revenue Bonds, Vanderbilt University, Refunding Series 2009B, 5.000%, 10/01/39
	(Pre-refunded 10/01/19)
4,000	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A, 5.250%, 9/01/26	No Opt. Call	A	4,546,040
62,795	Total Tennessee			66,905,749
	Texas – 16.8% (10.3% of Total Investments)
8,835	Arlington, Texas, Special Tax Revenue Bonds, Senior Lien Series 2018A, 5.000%, 2/15/43 –	2/28 at 100.00	AA+	9,708,340
	AGM Insured
3,040	Austin, Texas, Airport System Revenue Bonds, Series 2015, 5.000%, 11/15/44 (Alternative	11/24 at 100.00	A1	3,263,896
	Minimum Tax)
4,500	Austin, Texas, Airport System Revenue Bonds, Series 2017B, 5.000%, 11/15/46 (Alternative	11/26 at 100.00	A1	4,812,975
	Minimum Tax)
13,705	Austin, Texas, Electric Utility System Revenue Bonds, Series 2015A, 5.000%, 11/15/45 (UB) (5)	11/25 at 100.00	Aa3	15,057,821
5,000	Austin, Texas, Water and Wastewater System Revenue Bonds, Refunding Series 2013A,	5/23 at 100.00	AA	5,418,900
	5.000%, 11/15/43

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 1,000	Bell County Water Control Improvement District 1, Texas, Water Revenue Bonds, Series 2014,	7/23 at 100.00	AA	$ 1,078,200
	5.000%, 7/10/37 – BAM Insured
3,225	Brazos River Authority, Texas, Pollution Control Revenue Bonds, TXU Energy Company LLC	11/18 at 100.00	N/R	32
	Project, Series 2003C, 6.750%, 10/01/38 (Alternative Minimum Tax) (7)
4,670	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric	1/19 at 100.00	N/R	47
	Company, Series 1999C, 7.700%, 3/01/32 (Alternative Minimum Tax) (7)
	Bryan, Brazos County, Texas, Electric System Revenue Bonds, Refunding Series 2012:
1,000	5.000%, 7/01/28	7/22 at 100.00	A+	1,077,150
1,000	5.000%, 7/01/29	7/22 at 100.00	A+	1,076,790
5,500	Capital Area Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, The	4/20 at 100.00	Baa1	5,735,235
	Roman Catholic Diocese of Austin, Series 2005B, 6.125%, 4/01/45
	Central Texas Regional Mobility Authority, Revenue Bonds, Refunding Senior Lien Series 2013A:
765	5.000%, 1/01/43	1/23 at 100.00	A–	807,549
1,100	5.000%, 1/01/43 – AGM Insured	1/23 at 100.00	AA	1,169,949
1,250	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2010, 5.750%,	1/20 at 100.00	A– (4)	1,302,738
	1/01/25 (Pre-refunded 1/01/20)
	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011:
1,000	6.000%, 1/01/41 (Pre-refunded 1/01/21)	1/21 at 100.00	A– (4)	1,077,630
3,380	6.250%, 1/01/46 (Pre-refunded 1/01/21)	1/21 at 100.00	A– (4)	3,660,134
	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A:
2,600	5.000%, 1/01/35	7/25 at 100.00	A–	2,823,470
3,035	5.000%, 1/01/45	7/25 at 100.00	A–	3,253,004
1,000	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Idea Public	8/23 at 100.00	BBB+	1,090,810
	Schools, Series 2013, 6.000%, 8/15/43
2,500	Colorado River Municipal Water District, Texas, Water System Revenue Bonds, Series 2011,	1/21 at 100.00	AA– (4)	2,652,525
	5.000%, 1/01/36 (Pre-refunded 1/01/21)
2,770	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Improvement Series 2012D,	11/21 at 100.00	A+	2,891,271
	5.000%, 11/01/38 (Alternative Minimum Tax)
8,100	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Improvement Series 2013C,	11/22 at 100.00	A+	8,696,403
	5.125%, 11/01/43 (Alternative Minimum Tax)
16,980	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Improvement Series 2014B,	11/22 at 100.00	A+	17,103,445
	4.500%, 11/01/45 (Alternative Minimum Tax)
3,500	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2010A,	11/20 at 100.00	A+	3,645,075
	5.000%, 11/01/42
10,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2012E,	11/21 at 100.00	A+	10,420,400
	5.000%, 11/01/42 (Alternative Minimum Tax)
9,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Series 2012H, 5.000%,	11/21 at 100.00	A+	9,378,360
	11/01/42 (Alternative Minimum Tax)
200	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series 2014A,	9/24 at 100.00	BBB–	209,590
	5.250%, 9/01/44
6,090	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, First Tier Series	10/23 at 100.00	A–	6,544,436
	2013A, 5.125%, 10/01/43
9,120	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate Lien	10/23 at 100.00	AA+	9,800,626
	Series 2013B, 5.000%, 4/01/53
5,295	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate Lien	4/28 at 100.00	AA+	5,833,396
	Series 2018A. Tela Supported, 5.000%, 10/01/48
4,105	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Tender Option Bond	10/23 at 100.00	AA	5,330,712
	Trust 2015-XF0228, 13.326%, 11/01/44, 144A (IF)
2,960	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo	10/22 at 100.00	BB	3,019,526
	Petroleum Corporation Project, Series 1995, 4.875%, 5/01/25 (Alternative Minimum Tax)

NAD	Nuveen Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Houston
	Methodist Hospital System, Series 2015:
$ 3,480	5.000%, 12/01/45	6/25 at 100.00	AA	$ 3,746,185
1,895	4.000%, 12/01/45	6/25 at 100.00	AA	1,825,075
1,615	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Refunding	6/23 at 100.00	Baa2	1,701,273
	Bonds, Young Men’s Christian Association of the Greater Houston Area, Series 2013A,
	5.000%, 6/01/28
500	Harris County Metropolitan Transit Authority, Texas, Sales and Use Tax Revenue Bonds,	11/24 at 100.00	AA+	562,100
	Contractual Obligation Series 2014, 5.000%, 11/01/29
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Capital Appreciation Refunding
	Senior Lien Series 2014A:
510	0.000%, 11/15/41 – AGM Insured	11/31 at 62.66	AA	178,439
1,020	0.000%, 11/15/42 – AGM Insured	11/31 at 59.73	AA	339,344
1,255	0.000%, 11/15/43 – AGM Insured	11/31 at 56.93	AA	396,944
3,305	0.000%, 11/15/44 – AGM Insured	11/31 at 54.25	AA	993,582
4,460	0.000%, 11/15/45 – AGM Insured	11/31 at 51.48	AA	1,269,004
6,500	0.000%, 11/15/47 – AGM Insured	11/31 at 46.45	AA	1,664,715
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H:
150	0.000%, 11/15/24 – NPFG Insured	No Opt. Call	Baa2	119,441
4,440	0.000%, 11/15/29 – NPFG Insured	No Opt. Call	Baa2	2,824,772
730	0.000%, 11/15/30 – NPFG Insured	No Opt. Call	Baa2	443,168
7,570	0.000%, 11/15/31 – NPFG Insured	No Opt. Call	Baa2	4,392,038
600	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Second Lien Series	11/24 at 100.00	A3	646,548
	2014C, 5.000%, 11/15/33
1,000	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Senior Lien Series	11/24 at 100.00	A2	1,099,230
	2014A, 5.000%, 11/15/30
2,305	Harris County-Houston Sports Authority, Texas, Special Revenue Bonds, Refunding Senior Lien	No Opt. Call	AA	2,194,821
	Series 2001A, 0.000%, 11/15/20 – NPFG Insured
7,570	Houston, Texas, Airport System Revenue Bonds, Refunding & Subordinate Lien Series, Series	7/28 at 100.00	A1	8,184,003
	2018A, 5.000%, 7/01/41 (Alternative Minimum Tax)
5,000	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc.	No Opt. Call	BB	5,508,450
	Technical Operations Center Project, Series 2018, 5.000%, 7/15/28 (Alternative Minimum Tax)
380	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc.	7/24 at 100.00	BB	404,415
	Terminal E Project, Refunding Series 2014, 5.000%, 7/01/29 (Alternative Minimum Tax)
4,000	Houston, Texas, Combined Utility System Revenue Bonds, First Lien Series 2011D,	11/21 at 100.00	AA	4,228,080
	5.000%, 11/15/40
210	Houston, Texas, Combined Utility System Revenue Bonds, Refunding First Lien Series 2009A,	5/19 at 100.00	AA (4)	213,650
	5.125%, 11/15/32 (Pre-refunded 5/15/19) – AGC Insured
	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment
	Project, Series 2001B:
3,250	0.000%, 9/01/25 – AMBAC Insured	No Opt. Call	AA	2,614,657
4,130	0.000%, 9/01/26 – AMBAC Insured	No Opt. Call	AA	3,171,716
3,130	0.000%, 9/01/30 – AMBAC Insured	No Opt. Call	A2	1,941,007
12,030	0.000%, 9/01/31 – AMBAC Insured	No Opt. Call	A2	7,075,324
	Houston, Texas, Water and Sewerage System Revenue Bonds, Refunding Junior Lien Series 1998A:
12,030	0.000%, 12/01/22 – AGM Insured (ETM)	No Opt. Call	AA+ (4)	10,830,850
4,680	0.000%, 12/01/22 – AGM Insured,	No Opt. Call	AA+	4,225,385
	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation
	Bonds, Refunding Series 2015A:
8,000	4.000%, 8/15/37	8/25 at 100.00	AAA	8,190,800
2,275	5.000%, 8/15/40	8/25 at 100.00	AAA	2,486,621
4,800	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds,	11/20 at 100.00	A3	5,024,016
	Southwest Airlines Company, Series 2010, 5.250%, 11/01/40

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 6,500	Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA Transmission	5/26 at 100.00	A	$ 6,989,255
	Services Corporation Project, Refunding Series 2016, 5.000%, 5/15/46
9,180	Matagorda County Navigation District 1, Texas, Collateralized Revenue Refunding Bonds, Houston	No Opt. Call	A1	10,387,904
	Light and Power Company, Series 1997, 5.125%, 11/01/28 – AMBAC Insured (Alternative
	Minimum Tax)
2,000	McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013,	12/25 at 100.00	B1	2,070,020
	6.125%, 12/01/38
2,835	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project, Senior	10/21 at 105.00	BB–	2,833,497
	Lien Series 2018, 4.625%, 10/01/31, 144A (WI/DD, Settling 11/14/18) (Alternative Minimum Tax)
1,735	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue	4/24 at 100.00	AA	1,848,191
	Bonds, CHF-Collegiate Housing Foundation – College Station I LLC – Texas A&M University
	Project, Series 2014A, 5.000%, 4/01/46 – AGM Insured
	North Texas Tollway Authority, Special Projects System Revenue Bonds, Convertible Capital
	Appreciation Series 2011C:
4,030	0.000%, 9/01/43 (Pre-refunded 9/01/31) (6)	9/31 at 100.00	N/R (4)	4,314,921
8,470	0.000%, 9/01/45 (Pre-refunded 9/01/31) (6)	9/31 at 100.00	N/R (4)	9,942,425
2,000	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011A, 5.500%,	9/21 at 100.00	N/R (4)	2,174,340
	9/01/41 (Pre-refunded 9/01/21) (UB) (5)
	North Texas Tollway Authority, System Revenue Bonds, First Tier Series 2009A:
205	6.250%, 1/01/39	1/19 at 100.00	A+	206,312
895	6.250%, 1/01/39 (Pre-refunded 1/01/19)	1/19 at 100.00	N/R (4)	901,229
7,000	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier Capital Appreciation	1/25 at 100.00	A+	8,286,880
	Series 2008I, 6.500%, 1/01/43
10,260	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2015B,	1/23 at 100.00	A+	10,978,303
	5.000%, 1/01/40
	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2015A:
13,355	5.000%, 1/01/33	1/25 at 100.00	A	14,587,934
1,000	5.000%, 1/01/34	1/25 at 100.00	A	1,089,420
4,000	Sabine River Authority, Texas, Pollution Control Revenue Bonds, TXU Electric Company, Series	1/19 at 100.00	N/R	40
	2001C, 5.200%, 5/01/28 (7)
1,300	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue	9/19 at 100.00	AA	1,330,888
	Bonds, Hendrick Medical Center, Series 2009B, 5.250%, 9/01/26 – AGC Insured
	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue
	Bonds, Scott & White Healthcare Project, Series 2010:
355	5.500%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	N/R (4)	375,523
4,445	5.500%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	AA– (4)	4,706,010
2,000	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Texas	8/26 at 100.00	AA	2,171,560
	Health Resources System, Series 2016A, 5.000%, 2/15/41
16,600	Tender Option Bond Trust Receipts/Certificates, Texas, Series 2017, 5.000%, 10/15/42 (UB), (5)	10/27 at 100.00	AAA	18,526,430
650	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Senior	No Opt. Call	A–	741,702
	Lien Series 2008D, 6.250%, 12/15/26
	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds,
	Series 2012:
5,910	5.000%, 12/15/23	12/22 at 100.00	A3	6,429,193
2,050	5.000%, 12/15/26	12/22 at 100.00	A3	2,211,007
1,000	5.000%, 12/15/27	12/22 at 100.00	A3	1,075,320
12,745	5.000%, 12/15/29	12/22 at 100.00	A3	13,613,189
2,000	5.000%, 12/15/31	12/22 at 100.00	A3	2,126,720
1,620	Texas Private Activity Bond Surface Transportation Corporation, Revenue Bonds, NTE Mobility	12/19 at 100.00	Baa2	1,694,034
	Partners LLC North Tarrant Express Managed Lanes Project, Senior Lien Series 2009,
	6.875%, 12/31/39

NAD	Nuveen Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 19,735	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds,	12/25 at 100.00	Baa3	$ 20,627,417
	Blueridge Transportation Group, LLC SH 288 Toll Lanes Project, Series 2016, 5.000%,
	12/31/50 (Alternative Minimum Tax)
	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, NTE
	Mobility Partners Segments 3 Segments 3A & 3B Facility, Series 2013:
1,335	7.000%, 12/31/38 (Alternative Minimum Tax)	9/23 at 100.00	Baa3	1,545,423
4,040	6.750%, 6/30/43 (Alternative Minimum Tax)	9/23 at 100.00	Baa3	4,614,771
	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ
	Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010:
1,000	7.000%, 6/30/34	6/20 at 100.00	Baa3	1,065,800
1,000	7.000%, 6/30/40	6/20 at 100.00	Baa3	1,065,130
3,335	Texas State, General Obligation Bonds, Water Financial Assistance, Tender Option Bond Trust	8/19 at 100.00	AAA	3,538,802
	2015-XF0075, 10.431%, 8/01/39, 144A (IF)
9,430	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First Tier	8/22 at 100.00	A–	9,957,891
	Refunding Series 2012A, 5.000%, 8/15/41
	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First Tier
	Refunding Series 2015B:
8,335	0.000%, 8/15/36	8/24 at 59.60	A–	3,863,523
10,960	5.000%, 8/15/37	8/24 at 100.00	A–	11,873,516
	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Second Tier
	Refunding Series 2015C:
2,100	5.000%, 8/15/33	8/24 at 100.00	BBB+	2,242,044
15,750	5.000%, 8/15/42	8/24 at 100.00	BBB+	16,530,570
	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series 2002A:
7,715	0.000%, 8/15/21 – AMBAC Insured	No Opt. Call	A–	7,185,211
2,285	0.000%, 8/15/21 – AMBAC Insured (ETM)	No Opt. Call	A3 (4)	2,138,646
9,980	0.000%, 8/15/23 – AMBAC Insured	No Opt. Call	A–	8,736,392
2,020	0.000%, 8/15/23 – AMBAC Insured (ETM)	No Opt. Call	A3 (4)	1,782,549
21,170	0.000%, 8/15/24 – AMBAC Insured	No Opt. Call	A–	17,890,767
3,830	0.000%, 8/15/24 – AMBAC Insured (ETM)	No Opt. Call	A3 (4)	3,262,662
	Travis County Health Facilities Development Corporation, Texas, Revenue Bonds, Westminster
	Manor, Series 2010:
115	7.000%, 11/01/30	11/20 at 100.00	N/R	120,408
905	7.000%, 11/01/30 (Pre-refunded 11/01/20)	11/20 at 100.00	N/R (4)	987,753
485	Winter Garden Housing Finance Corporation, Texas, GNMA/FNMA Mortgage-Backed Securities	1/19 at 100.00	CC	486,358
	Program Single Family Mortgage Revenue Bonds, Series 1994, 6.950%, 10/01/27
	(Alternative Minimum Tax)
508,710	Total Texas			487,563,968
	Utah – 1.5% (0.9% of Total Investments)
23,980	Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2017A, 5.000%,	7/27 at 100.00	A+	25,738,214
	7/01/47 (Alternative Minimum Tax)
4,500	Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2018A, 5.000%,	7/28 at 100.00	A+	4,868,775
	7/01/48 (Alternative Minimum Tax)
2,000	Utah County, Utah, Hospital Revenue Bonds, IHC Health Services Inc., Series 2012,	5/21 at 100.00	AA+	2,120,600
	5.000%, 5/15/43
5,795	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Hawthorn Academy	4/26 at 100.00	AA	6,180,541
	Project, Series 2016, 5.000%, 10/15/46
2,445	Utah Transit Authority, Sales Tax Revenue Bonds, Refunding Series 2012
	5.000%, 6/15/42	6/22 at 100.00	AA	2,616,663
1,665	5.000%, 6/15/42 (Pre-refunded 6/15/22)	6/22 at 100.00	N/R (4)	1,826,305
40,385	Total Utah			43,351,098

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Virginia – 3.3% (2.0% of Total Investments)
$ 1,000	Amherst Industrial Development Authority, Virginia, Revenue Bonds, Sweet Briar College, Series	1/19 at 100.00	B+	$ 985,930
	2006, 5.000%, 9/01/26
515	Chesapeake, Virginia, Transportation System Senior Toll Road Revenue Bonds, Capital	7/28 at 100.00	BBB	434,763
	Appreciation Series 2012B, 0.000%, 7/15/40 (6)
1,000	Fairfax County Industrial Development Authority, Virginia, Healthcare Revenue Bonds, Inova	5/28 at 100.00	Aa2	979,590
	Health System, Series 2018A, 4.000%, 5/15/48 (UB) (5)
1,000	Fairfax County Redevelopment and Housing Authority, Virginia, Multifamily Housing Revenue	1/19 at 100.00	AA+	1,003,020
	Bonds, FHA-Insured Mortgage – Cedar Ridge Project, Series 2007, 4.850%, 10/01/48
	(Alternative Minimum Tax)
12,000	Hampton Roads Transportation Accountability Commission, Virginia, Hampton Roads Transportation	1/28 at 100.00	AA+	13,390,200
	Fund Revenue Bonds, Senior Lien Series 2018A, 5.000%, 7/01/52
2,400	Henrico County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours Health	11/22 at 100.00	A	2,593,632
	System Obligated Group, Series 2013, 5.000%, 11/01/30
5,000	Metropolitan Washington Airports Authority, Virginia, Airport System Revenue Bonds, Series	10/20 at 100.00	AA–	5,223,500
	2010A, 5.000%, 10/01/39
4,500	Metropolitan Washington Airports Authority, Virginia, Airport System Revenue Bonds, Refunding	10/23 at 100.00	AA–	4,869,765
	Series 2013A, 5.000%, 10/01/30 (Alternative Minimum Tax)
5,625	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles	4/22 at 100.00	BBB+	5,871,994
	Metrorail & Capital Improvement Projects, Refunding Second Senior Lien Series 2014A,
	5.000%, 10/01/53
2,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles	No Opt. Call	AA	910,720
	Metrorail & Capital improvement Projects, Second Senior Lien Series 2009B, 0.000%,
	10/01/36 – AGC Insured
5,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles	10/26 at 100.00	AA	6,106,200
	Metrorail & Capital improvement Projects, Second Senior Lien Series 2009C, 6.500%,
	10/01/41 – AGC Insured
	Prince William County Industrial Development Authority, Virginia, Health Care Facilities
	Revenue Bonds, Novant Health Obligated Group-Prince William Hospital, Refunding Series 2013B:
2,000	4.000%, 11/01/33	11/22 at 100.00	AA–	2,046,000
3,000	5.000%, 11/01/46	11/22 at 100.00	AA–	3,158,490
6,115	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds,	12/18 at 100.00	B–	6,017,833
	Series 2007B1, 5.000%, 6/01/47
	Virginia Small Business Financing Authority, Private Activity Revenue Bonds, Transform 66 P3
	Project, Senior Lien Series 2017:
11,200	5.000%, 12/31/49 (Alternative Minimum Tax)	6/27 at 100.00	BBB	11,761,344
4,255	5.000%, 12/31/52 (Alternative Minimum Tax)	6/27 at 100.00	BBB	4,455,708
4,535	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes LLC	1/22 at 100.00	BBB	4,728,554
	Project, Series 2012, 5.000%, 1/01/40 (Alternative Minimum Tax)
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River
	Crossing, Opco LLC Project, Series 2012:
3,670	6.000%, 1/01/37 (Alternative Minimum Tax)	7/22 at 100.00	BBB	3,997,217
14,930	5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB	15,935,983
89,745	Total Virginia			94,470,443
	Washington – 4.9% (3.0% of Total Investments)
11,345	Chelan County Public Utility District 1, Washington, Columbia River-Rock Island Hydro-Electric	No Opt. Call	AA+	11,208,293
	System Revenue Refunding Bonds, Series 1997A, 0.000%, 6/01/19 – NPFG Insured
2,000	Energy Northwest, Washington, Electric Revenue Bonds, Columbia Generating Station, Refunding	7/24 at 100.00	Aa1	2,197,020
	Series 2014A, 5.000%, 7/01/40
3,750	FYI Properties, Washington, Lease Revenue Bonds, Washington State Department of Information	6/19 at 100.00	AA	3,813,263
	Services Project, Series 2009, 5.500%, 6/01/39 (UB) (5)

NAD	Nuveen Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Washington (continued)
$ 2,375	Grant County Public Utility District 2, Washington, Revenue Bonds, Priest Rapids Hydroelectric	1/26 at 100.00	AA	$ 2,581,649
	Project, Refunding Series 2015A, 5.000%, 1/01/41
2,270	Port Everett, Washington, Revenue Bonds, Refunding Series 2016, 5.000%, 12/01/46	6/26 at 100.00	A1	2,469,715
	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2018A:
6,000	5.000%, 5/01/36 (Alternative Minimum Tax)	5/27 at 100.00	AA–	6,555,120
19,470	5.000%, 5/01/43 (Alternative Minimum Tax)	5/27 at 100.00	AA–	20,904,355
10,000	Spokane Public Facilities District, Washington, Hotel, Motel, and Sales Use Tax Revenue Bonds,	6/23 at 100.00	A+	10,769,800
	Series 2013A, 5.000%, 5/01/43
5,195	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center,	12/20 at 100.00	N/R (4)	5,541,662
	Series 2010, 5.500%, 12/01/39 (Pre-refunded 12/01/20)
1,590	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center,	12/21 at 100.00	N/R (4)	1,718,917
	Series 2012, 5.000%, 12/01/42 (Pre-refunded 12/01/21)
4,000	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services,	10/22 at 100.00	AA–	4,328,600
	Refunding Series 2012A, 5.000%, 10/01/32
1,000	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital,	10/22 at 100.00	Aa2	1,072,550
	Series 2012A, 5.000%, 10/01/42
11,500	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital,	4/25 at 100.00	AA	12,421,265
	Series 2015A, 5.000%, 10/01/45 (UB)
	Washington State Health Care Facilities Authority, Revenue Bonds, Central Washington Health
	Services Association, Series 2009:
845	6.250%, 7/01/24	7/19 at 100.00	Baa1	862,593
1,155	6.250%, 7/01/24 (Pre-refunded 7/01/19)	7/19 at 100.00	N/R (4)	1,187,017
4,000	Washington State Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer	7/19 at 100.00	A+ (4)	4,104,320
	Research Center, Series 2009A, 6.000%, 1/01/33 (Pre-refunded 7/01/19)
320	Washington State Housing Finance Commission, Revenue Bonds, Riverview Retirement Community,	1/23 at 100.00	BBB–	325,629
	Refunding Series 2012, 5.000%, 1/01/48
6,480	Washington State, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2002-03C, 0.000%,	No Opt. Call	AA+	5,585,371
	6/01/24 – NPFG Insured
11,050	Washington, General Obligation Bonds, Series 2000S-5, 0.000%, 1/01/20 – FGIC Insured	No Opt. Call	AA+	10,777,065
	Washington, General Obligation Compound Interest Bonds, Series 1999S-3:
17,650	0.000%, 1/01/20	No Opt. Call	AA+	17,214,045
18,470	0.000%, 1/01/21	No Opt. Call	AA+	17,567,002
140,465	Total Washington			143,205,251
	West Virginia – 1.0% (0.6% of Total Investments)
1,965	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Charleston Area Medical	9/19 at 100.00	Baa1	2,010,175
	Center, Series 2009A, 5.625%, 9/01/32
1,000	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Thomas Health System, Inc.,	12/18 at 100.00	N/R	824,350
	Series 2008, 6.500%, 10/01/38
7,000	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United Health	6/23 at 100.00	A	7,541,450
	System Obligated Group, Refunding & Improvement Series 2013A, 5.500%, 6/01/44
15,000	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United Health	6/28 at 100.00	A	15,841,050
	System Obligated Group, Series 2018A, 5.000%, 6/01/52
2,000	West Virginia Hospital Finance Authority, Revenue Bonds, West Virginia University Health	6/27 at 100.00	A	2,124,580
	System Obligated Group, Improvement Series 2017A, 5.000%, 6/01/42
26,965	Total West Virginia			28,341,605

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin – 2.3% (1.4% of Total Investments)
$ 2,230	Monroe Redevelopment Authority, Wisconsin, Development Revenue Bonds, The Monroe	2/19 at 100.00	N/R (4)	$2,255,467
	Clinic, Inc., Series 2009, 5.875%, 2/15/39 (Pre-refunded 2/15/19)
	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard
	Public Facilities Corporation, First Tier Series 2018A-1:
34	0.000%, 1/01/47, 144A – ACA Insured	No Opt. Call	N/R	1,058
30	0.000%, 1/01/48, 144A – ACA Insured	No Opt. Call	N/R	921
29	0.000%, 1/01/49, 144A – ACA Insured	No Opt. Call	N/R	902
28	0.000%, 1/01/50, 144A – ACA Insured	No Opt. Call	N/R	870
28	0.000%, 1/01/51, 144A – ACA Insured	No Opt. Call	N/R	852
36	0.000%, 1/01/52, 144A – ACA Insured	No Opt. Call	N/R	1,102
36	0.000%, 1/01/53, 144A – ACA Insured	No Opt. Call	N/R	1,084
35	0.000%, 1/01/54, 144A – ACA Insured	No Opt. Call	N/R	1,044
34	0.000%, 1/01/55, 144A – ACA Insured	No Opt. Call	N/R	1,019
33	0.000%, 1/01/56, 144A – ACA Insured	No Opt. Call	N/R	994
1,614	5.500%, 7/01/56, 144A – ACA Insured	3/28 at 100.00	N/R	1,574,089
37	0.000%, 1/01/57, 144A – ACA Insured	No Opt. Call	N/R	1,098
36	0.000%, 1/01/58, 144A – ACA Insured	No Opt. Call	N/R	1,067
35	0.000%, 1/01/59, 144A – ACA Insured	No Opt. Call	N/R	1,035
34	0.000%, 1/01/60, 144A – ACA Insured	No Opt. Call	N/R	1,011
34	0.000%, 1/01/61, 144A – ACA Insured	No Opt. Call	N/R	994
33	0.000%, 1/01/62, 144A – ACA Insured	3/28 at 17.35	N/R	963
32	0.000%, 1/01/63, 144A – ACA Insured	3/28 at 16.48	N/R	939
31	0.000%, 1/01/64, 144A – ACA Insured	No Opt. Call	N/R	916
31	0.000%, 1/01/65, 144A – ACA Insured	No Opt. Call	N/R	899
33	0.000%, 1/01/66, 144A – ACA Insured	No Opt. Call	N/R	966
401	0.000%, 1/01/67, 144A – ACA Insured	No Opt. Call	N/R	11,607
	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard
	Public Facilities Corporation, Second Tier Series 2018B:
59	0.000%, 1/01/46, 144A – ACA Insured	No Opt. Call	N/R	1,845
59	0.000%, 1/01/47, 144A – ACA Insured	No Opt. Call	N/R	1,812
58	0.000%, 1/01/48, 144A – ACA Insured	No Opt. Call	N/R	1,791
58	0.000%, 1/01/49, 144A – ACA Insured	No Opt. Call	N/R	1,771
57	0.000%, 1/01/50, 144A – ACA Insured	No Opt. Call	N/R	1,739
62	0.000%, 1/01/51, 144A – ACA Insured	No Opt. Call	N/R	1,898
1,625	3.750%, 7/01/51, 144A – ACA Insured	3/28 at 100.00	N/R	1,540,706
62	0.000%, 1/01/52, 144A – ACA Insured	No Opt. Call	N/R	1,878
61	0.000%, 1/01/53, 144A – ACA Insured	No Opt. Call	N/R	1,846
61	0.000%, 1/01/54, 144A – ACA Insured	No Opt. Call	N/R	1,827
60	0.000%, 1/01/55, 144A – ACA Insured	No Opt. Call	N/R	1,796
59	0.000%, 1/01/56, 144A – ACA Insured	No Opt. Call	N/R	1,765
59	0.000%, 1/01/57, 144A – ACA Insured	No Opt. Call	N/R	1,747
58	0.000%, 1/01/58, 144A – ACA Insured	No Opt. Call	N/R	1,717
57	0.000%, 1/01/59, 144A – ACA Insured	No Opt. Call	N/R	1,700
57	0.000%, 1/01/60, 144A – ACA Insured	No Opt. Call	N/R	1,682
56	0.000%, 1/01/61, 144A – ACA Insured	No Opt. Call	N/R	1,653
56	0.000%, 1/01/62, 144A – ACA Insured	No Opt. Call	N/R	1,635
55	0.000%, 1/01/63, 144A – ACA Insured	No Opt. Call	N/R	1,606
54	0.000%, 1/01/64, 144A – ACA Insured	No Opt. Call	N/R	1,590
54	0.000%, 1/01/65, 144A – ACA Insured	No Opt. Call	N/R	1,573
53	0.000%, 1/01/66, 144A – ACA Insured	No Opt. Call	N/R	1,545
693	0.000%, 1/01/67, 144A – ACA Insured	No Opt. Call	N/R	20,069
880	Public Finance Authority of Wisconsin, Exempt Facilities Revenue Bonds, National Gypsum	11/24 at 100.00	N/R	921,888
	Company Project, Refunding Series 2014, 5.250%, 4/01/30 (Alternative Minimum Tax)
4,400	Public Finance Authority of Wisconsin, Solid Waste Disposal Revenue Bonds, Waste Management	5/26 at 100.00	A–	4,165,172
	Inc., Refunding Series 2016A-2, 2.875%, 5/01/27 (Alternative Minimum Tax)
5,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Agnesian HealthCare,	7/23 at 100.00	N/R (4)	5,567,900
	Inc., Series 2013B, 5.000%, 7/01/36 (Pre-refunded 7/01/23)
10,225	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ascension Health	5/26 at 100.00	AA+	10,588,294
	Alliance Senior Credit Group, Series 2016A, 4.500%, 11/15/39

NAD	Nuveen Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
$210	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Bellin Memorial Hospital	No Opt. Call	A2	$212,022
	Inc., Series 2003, 5.500%, 2/15/19 – AMBAC Insured
1,035	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit Health System,	4/20 at 100.00	A–	1,057,253
	Inc., Series 2010B, 5.125%, 4/01/36
1,686	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit Health System,	7/26 at 100.00	N/R	1,567,488
	Inc., Series 2016, 4.000%, 7/01/46
4,330	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Children’s Hospital of	2/20 at 100.00	AA (4)	4,516,839
	Wisconsin Inc., Series 2008B, 5.500%, 8/15/29 (Pre-refunded 2/15/20)
4,220	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Children’s Hospital of	8/27 at 100.00	AA	4,112,221
	Wisconsin, Inc., Series 2017, 4.000%, 8/15/42
13,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic Health	2/27 at 100.00	A–	13,767,260
	System, Inc., Series 2017C, 5.000%, 2/15/47
1,250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic,	2/22 at 100.00	A–	1,317,200
	Series 2012B, 5.000%, 2/15/32
6,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic,	2/26 at 100.00	A–	6,329,040
	Series 2016A, 5.000%, 2/15/46
2,750	Wisconsin Health and Educational Facilities Authority, Revenues Bonds, Gundersen Lutheran,	10/21 at 100.00	AA–	2,910,765
	Series 2011A, 5.250%, 10/15/39
5,000	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A,	5/19 at 100.00	Aa2 (4)	5,102,750
	6.000%, 5/01/36 (Pre-refunded 5/01/19)
68,423	Total Wisconsin			67,594,180
$4,851,536	Total Municipal Bonds (cost $4,556,750,311)			4,732,091,449

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.0% (0.0% of Total Investments)
	Transportation – 0.0% (0.0% of Total Investments)
$725	Las Vegas Monorail Company, Senior Interest Bonds, (8), (9)	5.500%	7/15/19	N/R	$472,394
204	Las Vegas Monorail Company, Senior Interest Bonds, (6), (8), (9)	5.500%	7/15/55	N/R	103,659
$ 929	Total Corporate Bonds (cost $45,397)				576,053

Shares	Description (1), (10)	Value
	INVESTMENT COMPANIES – 0.0% (0.0% of Total Investments)
8,812	BlackRock MuniHoldings Fund Inc.	$123,633
32,524	Invesco Quality Municipal Income Trust	363,618
	Total Investment Companies (cost $530,611)	487,251
	Total Long-Term Investments (cost $4,557,326,319)	4,733,154,753
	Floating Rate Obligations – (3.0)%	(87,775,000)
	MuniFund Term Preferred Shares, net of deferred offering costs – (20.8)% (11)	(606,625,146)
	Variable Rate MuniFund Term Preferred Shares, net of deferred offering costs – (18.7)% (12)	(545,487,412)
	Variable Rate Demand Preferred Shares, net of deferred offering costs – (21.6)% (13)	(629,553,840)
	Other Assets Less Liabilities – 1.5%	47,021,555
	Net Assets Applicable to Common Shares – 100%	$2,910,734,910

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)
The ratings disclosed are the lowest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(7)
As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(8)
During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund was not accruing income for either senior interest corporate bond. On January 18, 2017, the Fund’s Adviser determined it was likely that this senior interest corporate bond would fulfill its obligation on the security maturing on July 15, 2019, and therefore began accruing income on the Fund’s records.

(9)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(10)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.
(11)	MuniFund Term Preferred Shares, net of deferring offering costs as a percentage of Total Investments is 12.8%.
(12)	Variable Rate MuniFund Term Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 11.5%.
(13)	Variable Rate Demand Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 13.3%.
144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ETM	Escrowed to maturity.
IF
Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

PIK
Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

UB
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

NEA	Nuveen AMT-Free Quality Municipal Income Fund Portfolio of Investments October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 161.6% (100.0% of Total Investments)
	MUNICIPAL BONDS – 161.6% (100.0% of Total Investments)
	Alabama – 0.9% (0.5% of Total Investments)
$ 4,250	Infirmary Health System Special Care Facilities Financing Authority of Mobile, Alabama,	2/26 at 100.00	BBB+	$ 4,479,288
	Revenue Bonds, Infirmary Health System, Inc., Series 2016A, 5.000%, 2/01/41
20,675	Lower Alabama Gas District, Alabama, Gas Project Revenue Bonds, Series 2016A, 5.000%, 9/01/46	No Opt. Call	A3	23,226,915
4,900	Mobile Spring Hill College Educational Building Authority, Alabama, Revenue Bonds, Spring Hill	4/25 at 100.00	N/R	4,996,334
	College Project, Series 2015, 5.875%, 4/15/45
29,825	Total Alabama			32,702,537
	Alaska – 0.7% (0.4% of Total Investments)
	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds,
	Series 2006A:
17,040	5.000%, 6/01/32	12/18 at 100.00	B3	17,006,090
10,070	5.000%, 6/01/46	12/18 at 100.00	B3	9,829,226
27,110	Total Alaska			26,835,316
	Arizona – 2.3% (1.4% of Total Investments)
1,460	Apache County Industrial Development Authority, Arizona, Pollution Control Revenue Bonds,	3/22 at 100.00	A–	1,525,612
	Tucson Electric Power Company, Series 20102A, 4.500%, 3/01/30
1,025	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Academies of	7/27 at 100.00	AA–	1,090,877
	Math & Science Projects, Series 2017A, 5.000%, 7/01/51
	Arizona State, Certificates of Participation, Series 2010A:
2,800	5.250%, 10/01/28 – AGM Insured	10/19 at 100.00	AA	2,877,056
3,500	5.000%, 10/01/29 – AGM Insured	10/19 at 100.00	AA	3,587,465
7,500	Arizona State, State Lottery Revenue Bonds, Series 2010A, 5.000%, 7/01/29 – AGC Insured	1/20 at 100.00	AA+	7,718,775
7,115	Lake Havasu City, Arizona, Wastewater System Revenue Bonds, Refunding Senior Lien Series	7/25 at 100.00	AA	7,744,108
	2015B, 5.000%, 7/01/43 – AGM Insured
	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health,
	Refunding Series 2016A:
5,135	4.000%, 1/01/36	1/27 at 100.00	AA–	5,191,896
10,000	5.000%, 1/01/38	1/27 at 100.00	AA–	10,952,600
7,780	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien Series	7/20 at 100.00	A+ (4)	8,144,182
	2010A, 5.000%, 7/01/40 (Pre-refunded 7/01/20)
	Phoenix Civic Improvement Corporation, Arizona, Revenue Bonds, Civic Plaza Expansion Project,
	Series 2005B:
6,545	5.500%, 7/01/37 – FGIC Insured	No Opt. Call	AA	8,173,069
10,000	5.500%, 7/01/40 – FGIC Insured	No Opt. Call	AA	12,579,400
3,000	Queen Creek, Arizona, Excise Tax & State Shared Revenue Obligation Bonds, Series 2018A,	8/28 at 100.00	AA	3,339,930
	5.000%, 8/01/47
11,080	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc.	No Opt. Call	BBB+	12,596,520
	Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37
76,940	Total Arizona			85,521,490
	Arkansas – 0.1% (0.1% of Total Investments)
5,080	Independence County, Arkansas, Hydroelectric Power Revenue Bonds, Series 2003, 5.350%,	1/19 at 100.00	N/R	4,686,351
	5/01/28 – ACA Insured
	California – 13.4% (8.3% of Total Investments)
22,880	Alameda Corridor Transportation Authority, California, Revenue Bonds, Senior Lien Series	No Opt. Call	A	13,061,277
	1999A, 0.000%, 10/01/32 – NPFG Insured

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 4,225	Alameda Unified School District, Alameda County, California, General Obligation Bonds, Series	No Opt. Call	AA	$ 3,106,516
	2005B, 0.000%, 8/01/28 – AGM Insured
15,870	Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement	No Opt. Call	AA	15,241,389
	Project, Series 1997C, 0.000%, 9/01/20 – AGM Insured
3,450	Antelope Valley Joint Union High School District, Los Angeles and Kern Counties, California,	No Opt. Call	A1	2,319,124
	General Obligation Bonds, Series 2004B, 0.000%, 8/01/29 – NPFG Insured
	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge,
	Series 2009F-1:
2,500	5.125%, 4/01/39 (Pre-refunded 4/01/19)	4/19 at 100.00	AA (4)	2,535,950
2,500	5.625%, 4/01/44 (Pre-refunded 4/01/19)	4/19 at 100.00	AA (4)	2,541,075
	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge,
	Series 2013S-4:
5,000	5.000%, 4/01/38 (Pre-refunded 4/01/23)	4/23 at 100.00	AA– (4)	5,626,100
6,500	5.250%, 4/01/53 (Pre-refunded 4/01/23)	4/23 at 100.00	AA– (4)	7,382,180
10,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series	4/24 at 100.00	AA	10,682,800
	2014F-1, 5.000%, 4/01/54
8,000	Beverly Hills Unified School District, Los Angeles County, California, General Obligation	No Opt. Call	Aaa	4,679,200
	Bonds, Series 2009, 0.000%, 8/01/33
	Burbank Unified School District, Los Angeles County, California, General Obligation Bonds,
	Series 2015A:
2,250	0.000%, 8/01/32	2/25 at 100.00	Aa2	1,964,115
1,350	0.000%, 8/01/33	2/25 at 100.00	Aa2	1,173,447
7,845	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los	12/18 at 100.00	B2	7,855,591
	Angeles County Securitization Corporation, Series 2006A, 5.600%, 6/01/36
	California Department of Water Resources, Central Valley Project Water System Revenue Bonds,
	Series 2009-AF:
2,910	5.000%, 12/01/29 (Pre-refunded 12/01/18)	12/18 at 100.00	AA+ (4)	2,918,003
2,090	5.000%, 12/01/29 (Pre-refunded 12/01/18)	12/18 at 100.00	AAA	2,095,748
	California Educational Facilities Authority, Revenue Refunding Bonds, Loyola Marymount
	University, Series 2001A:
3,255	0.000%, 10/01/23 – NPFG Insured	No Opt. Call	A2	2,858,639
5,890	0.000%, 10/01/24 – NPFG Insured	No Opt. Call	A2	4,979,465
7,615	0.000%, 10/01/25 – NPFG Insured	No Opt. Call	A2	6,172,795
1,350	0.000%, 10/01/39 – NPFG Insured	No Opt. Call	A2	549,990
3,330	California Health Facilities Financing Authority, Refunding Revenue Bonds, Stanford Hospital	11/21 at 100.00	AA (4)	3,651,378
	and Clinics, Series 2008A-2. RMKT, 5.250%, 11/15/40 (Pre-refunded 11/15/21)
	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard
	Children’s Hospital, Series 2012A:
10,000	5.000%, 8/15/51	8/22 at 100.00	AA–	10,725,100
3,000	Series 2012A, 5.000%, 8/15/51 (UB) (5)	8/22 at 100.00	A+	3,217,530
2,550	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services,	10/19 at 100.00	AA–	2,628,973
	Series 2009B, 5.500%, 10/01/39
530	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System,	7/23 at 100.00	AA–	576,036
	Series 2013A, 5.000%, 7/01/37
1,710	California Health Facilities Financing Authority, Revenue Bonds, Scripps Health, Series 2012A,	11/21 at 100.00	AA	1,843,585
	5.000%, 11/15/40
	California Health Facilities Financing Authority, Revenue Bonds, Stanford Hospitals and
	Clinics, Tender Option Bond Trust 2016-XG0049:
525	7.783%, 8/15/51, 144A (IF) (5)	8/22 at 100.00	AA–	605,824
1,285	7.783%, 8/15/51, 144A (IF) (5)	8/22 at 100.00	AA–	1,482,826
485	7.778%, 8/15/51, 144A (IF) (5)	8/22 at 100.00	AA–	559,603
1,500	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Refunding	7/27 at 100.00	Baa2	1,608,840
	Series 2017A, 5.000%, 7/01/42

NEA	Nuveen AMT-Free Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 2,330	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Series	7/20 at 100.00	Baa2 (4)	$ 2,473,015
	2010A, 5.750%, 7/01/40 (Pre-refunded 7/01/20)
965	California Public Finance Authority, Revenue Bonds, Henry Mayo Newhall Hospital, Series 2017,	10/26 at 100.00	BBB–	1,006,765
	5.000%, 10/15/47
2,930	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series	11/23 at 100.00	A+	3,197,216
	2013I, 5.000%, 11/01/38
	California State, Economic Recovery Revenue Bonds, Refunding Series 2009A:
2,540	5.250%, 7/01/21 (Pre-refunded 7/01/19)	7/19 at 100.00	Aaa	2,600,579
1,460	5.250%, 7/01/21 (Pre-refunded 7/01/19)	7/19 at 100.00	Aaa	1,494,821
5,000	California State, General Obligation Bonds, Refunding Various Purpose Series 2017,	8/26 at 100.00	AA–	5,140,750
	4.000%, 8/01/36
5	California State, General Obligation Bonds, Series 2004, 5.000%, 4/01/31 – AMBAC Insured	1/19 at 100.00	AA–	5,013
20,000	California State, General Obligation Bonds, Various Purpose Series 2009, 6.000%, 11/01/39	11/19 at 100.00	AA–	20,773,800
	California State, General Obligation Bonds, Various Purpose Series 2010:
7,000	5.250%, 3/01/30	3/20 at 100.00	AA–	7,292,320
4,250	5.250%, 11/01/40	11/20 at 100.00	AA–	4,504,490
10,000	California State, General Obligation Bonds, Various Purpose Series 2011, 5.000%, 10/01/41	10/21 at 100.00	AA–	10,741,900
9,130	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda	6/28 at 100.00	BB–	9,601,473
	University Medical Center, Series 2018A, 5.500%, 12/01/58, 144A
10,000	California Statewide Communities Development Authority, Revenue Bonds, Sutter Health, Series	8/20 at 100.00	AA– (4)	10,709,000
	2011A, 6.000%, 8/15/42 (Pre-refunded 8/15/20)
3,000	California Statewide Community Development Authority, Health Facility Revenue Bonds, Catholic	1/19 at 100.00	A	3,010,230
	Healthcare West, Series 2008C, 5.625%, 7/01/35
	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity
	Health System, Series 2005A:
3,895	5.750%, 7/01/30, (6)	1/19 at 100.00	CC	3,313,593
5,000	5.750%, 7/01/35, (6)	1/19 at 100.00	CC	4,259,200
6,000	5.500%, 7/01/39, (6)	1/19 at 100.00	CC	5,110,920
10,445	Castaic Lake Water Agency, California, Certificates of Participation, Water System Improvement	No Opt. Call	AA+	7,324,243
	Project, Series 1999a, 0.000%, 8/01/29 – AMBAC Insured
4,775	Clovis Unified School District, Fresno County, California, General Obligation Bonds, Series	No Opt. Call	Baa2 (4)	4,000,543
	2001A, 0.000%, 8/01/25 – NPFG Insured (ETM)
3,330	Contra Costa Community College District, Contra Costa County, California, General Obligation	8/23 at 100.00	AA+	3,664,299
	Bonds, Election of 2006, Series 2013, 5.000%, 8/01/38
7,775	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,	No Opt. Call	AA	4,188,781
	Refunding Senior Lien Series 2015A, 0.000%, 1/15/34 – AGM Insured
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,
	Refunding Series 2013A:
910	0.000%, 1/15/42 (6)	1/31 at 100.00	A–	813,176
3,350	5.750%, 1/15/46	1/24 at 100.00	A–	3,747,745
8,350	6.000%, 1/15/49	1/24 at 100.00	A–	9,534,948
30,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Series	No Opt. Call	AA+ (4)	28,704,900
	1995A, 0.000%, 1/01/21 (ETM)
3,120	Fullerton Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2005,	3/19 at 100.00	A	3,151,512
	5.000%, 9/01/27 – AMBAC Insured
10,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed	6/22 at 100.00	B+	10,232,600
	Bonds, Senior Convertible Series 2007A-2, 5.300%, 6/01/37
9,705	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed	6/22 at 100.00	N/R	9,492,266
	Bonds, Series 2018A-1, 5.000%, 6/01/47
15,170	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed	6/22 at 100.00	N/R	14,837,474
	Bonds, Series 2018A-2, 5.000%, 6/01/47

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 3,850	Grossmont Healthcare District, California, General Obligation Bonds, Series 2011B, 6.125%,	7/21 at 100.00	Aaa	$ 4,273,192
	7/15/40 (Pre-refunded 7/15/21)
5,000	Huntington Beach Union High School District, Orange County, California, General Obligation	No Opt. Call	Aa2	2,988,100
	Bonds, Series 2007, 0.000%, 8/01/32 – FGIC Insured
3,040	Kern Community College District, California, General Obligation Bonds, Safety, Repair &	No Opt. Call	AA	2,674,470
	Improvement, Election 2002 Series 2006, 0.000%, 11/01/23 – AGM Insured
1,500	Lincoln Unified School District, Placer County, California, Community Facilities District 1,	No Opt. Call	N/R	1,099,185
	Special Tax Bonds, Series 2005, 0.000%, 9/01/26 – AMBAC Insured
195	Los Angeles Department of Water and Power, California, Electric Plant Revenue Bonds, Second	No Opt. Call	N/R (4)	195,374
	Series 1993, 4.750%, 10/15/20 (ETM)
995	Los Angeles Department of Water and Power, California, Electric Plant Revenue Bonds, Series	No Opt. Call	N/R (4)	997,686
	1994, 5.375%, 2/15/34 (ETM)
2,495	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2009A,	1/19 at 100.00	AA+	2,509,022
	5.375%, 7/01/34
10,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2011A,	1/21 at 100.00	AA+	10,555,600
	5.000%, 7/01/41
2,490	Madera Unified School District, Madera County, California, General Obligation Bonds, Election	No Opt. Call	AA–	1,846,111
	2002 Series 2005, 0.000%, 8/01/27 – NPFG Insured
10,335	Mount San Antonio Community College District, Los Angeles County, California, General	8/35 at 100.00	Aa1	8,217,669
	Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/43 (6)
5,500	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series	No Opt. Call	A	7,365,215
	2009B, 6.500%, 11/01/39
650	Mt. Diablo Hospital District, California, Insured Hospital Revenue Bonds, Series 1993A,	No Opt. Call	N/R (4)	688,168
	5.125%, 12/01/23 – AMBAC Insured (ETM)
14,100	New Haven Unified School District, California, General Obligation Bonds, Refunding Series	No Opt. Call	AA	7,522,350
	2009, 0.000%, 8/01/34 – AGC Insured
3,515	Newport Beach, California, Revenue Bonds, Hoag Memorial Hospital Presbyterian, Series 2011A,	12/21 at 100.00	N/R (4)	3,924,357
	5.875%, 12/01/30 (Pre-refunded 12/01/21)
2,500	Norwalk La Mirada Unified School District, Los Angeles County, California, General Obligation	No Opt. Call	AA	1,740,125
	Bonds, Election of 2002 Series 2005B, 0.000%, 8/01/29 – FGIC Insured
4,460	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue Bonds,	No Opt. Call	Baa2	4,998,902
	Redevelopment Project 1, Refunding Series 1995, 7.400%, 8/01/25 – NPFG Insured
	Orange County Water District, California, Revenue Certificates of Participation, Series 2003B:
1,490	5.000%, 8/15/34 – NPFG Insured (ETM)	No Opt. Call	Aa1 (4)	1,746,936
1,745	5.000%, 8/15/34 (Pre-refunded 8/15/32) – NPFG Insured	8/32 at 100.00	AAA	2,118,971
1,000	Pajaro Valley Unified School District, Santa Cruz County, California, General Obligation	No Opt. Call	AA	688,010
	Bonds, Series 2005B, 0.000%, 8/01/29 – AGM Insured
5,000	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010,	11/20 at 100.00	Ba1 (4)	5,399,900
	6.000%, 11/01/30 (Pre-refunded 11/01/20)
2,000	Palomar Pomerado Health, California, General Obligation Bonds, Capital Appreciation, Election	No Opt. Call	A2	1,674,000
	of 2004, Series 2007A, 0.000%, 8/01/24 – NPFG Insured
9,320	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/33 –	No Opt. Call	AA	5,129,914
	AGC Insured
4,435	Pomona, California, GNMA/FHLMC Collateralized Single Family Mortgage Revenue Refunding Bonds,	No Opt. Call	AA+ (4)	4,989,020
	Series 1990B, 7.500%, 8/01/23 (ETM)
1,800	Rialto Unified School District, San Bernardino County, California, General Obligation Bonds,	No Opt. Call	AA	1,307,070
	Series 2011A, 0.000%, 8/01/28
1,000	Rim of the World Unified School District, San Bernardino County, California, General	8/21 at 100.00	AA (4)	1,081,450
	Obligation Bonds, Series 2011C, 5.000%, 8/01/38 (Pre-refunded 8/01/21) – AGM Insured

NEA	Nuveen AMT-Free Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 760	Riverside County Transportation Commission, California, Toll Revenue Senior Lien Bonds, Series	6/23 at 100.00	BBB	$ 828,742
	2013A, 5.750%, 6/01/44
4,020	San Bernardino, California, GNMA Mortgage-Backed Securities Program Single Family Mortgage	No Opt. Call	AA+ (4)	4,474,300
	Revenue Refunding Bonds, Series 1990A, 7.500%, 5/01/23 (ETM)
2,250	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011,	12/21 at 100.00	BB	2,460,983
	7.500%, 12/01/41
1,830	San Diego Public Facilities Financing Authority, California, Water Utility Revenue Bonds,	8/19 at 100.00	N/R (4)	2,035,948
	Tender Option Bond Trust 2015-XF0098, 15.248%, 8/01/39, 144A (Pre-refunded 8/01/19) (IF)
4,000	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International	5/23 at 100.00	A+	4,335,960
	Airport, Governmental Purpose, Second Series 2013B, 5.000%, 5/01/43
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue
	Bonds, Refunding Senior Lien Series 2014A:
10,595	5.000%, 1/15/44	1/25 at 100.00	A–	11,303,170
32,725	5.000%, 1/15/50	1/25 at 100.00	A–	34,800,747
7,210	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue	No Opt. Call	Baa2	6,372,414
	Bonds, Refunding Series 1997A, 0.000%, 1/15/23 – NPFG Insured
2,965	San Juan Unified School District, Sacramento County, California, General Obligation Bonds,	No Opt. Call	Aa2	2,180,076
	Series 2004A, 0.000%, 8/01/28 – NPFG Insured
4,455	San Mateo County Community College District, California, General Obligation Bonds, Series	No Opt. Call	AAA	4,198,036
	2006A, 0.000%, 9/01/21 – NPFG Insured
4,005	San Mateo Union High School District, San Mateo County, California, General Obligation Bonds,	No Opt. Call	Aaa	3,206,483
	Election of 2000, Series 2002B, 0.000%, 9/01/26 – FGIC Insured
15,750	San Ysidro School District, San Diego County, California, General Obligation Bonds, 1997	No Opt. Call	AA	6,218,100
	Election Series 2012G, 0.000%, 8/01/39 – AGM Insured
	San Ysidro School District, San Diego County, California, General Obligation Bonds, Refunding
	Series 2015:
5,000	0.000%, 8/01/46	No Opt. Call	AA	1,245,350
6,570	0.000%, 8/01/47	No Opt. Call	AA	1,538,760
1,840	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed	12/18 at 100.00	Baa3	1,849,660
	Bonds, Series 2005A-1, 4.750%, 6/01/23
2,630	Union Elementary School District, Santa Clara County, California, General Obligation Bonds,	No Opt. Call	AA+	2,188,291
	Series 2001B, 0.000%, 9/01/25 – FGIC Insured
3,900	West Hills Community College District, California, General Obligation Bonds, School Facilities	8/19 at 100.00	AA (4)	4,372,290
	Improvement District 3, 2008 Election Series 2011, 6.500%, 8/01/41 (Pre-refunded 8/01/19) –
	AGM Insured
549,750	Total California			498,910,778
	Colorado – 10.2% (6.3% of Total Investments)
500	Blue Lake Metropolitan District No. 2 , Lochbuie, Colorado, Limited Tax General Obligation	12/21 at 103.00	N/R	497,900
	Bonds, Series 2016A, 5.750%, 12/01/46
	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding &
	Improvement Series 2017:
1,575	5.000%, 12/01/37, 144A	12/22 at 103.00	N/R	1,589,900
3,620	5.000%, 12/01/47, 144A	12/22 at 103.00	N/R	3,621,955
1,250	Central Platte Valley Metropolitan District, Colorado, General Obligation Bonds, Refunding	12/23 at 100.00	BBB	1,367,312
	Series 2013A, 5.375%, 12/01/33
115	Central Platte Valley Metropolitan District, Colorado, General Obligation Bonds, Refunding	12/23 at 100.00	BB+	120,075
	Series 2014, 5.000%, 12/01/43
1,700	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Skyview	7/24 at 100.00	BB	1,713,481
	Academy Project, Series 2014, 5.375%, 7/01/44, 144A

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
	Colorado Health Facilities Authority, Colorado, Health Facilities Revenue Bonds, The
	Evangelical Lutheran Good Samaritan Society Project, Refunding Series 2017:
$ 2,005	5.000%, 6/01/34	6/27 at 100.00	BBB	$ 2,169,029
4,615	5.000%, 6/01/35	6/27 at 100.00	BBB	4,978,570
7,205	5.000%, 6/01/36	6/27 at 100.00	BBB	7,756,255
8,715	5.000%, 6/01/37	6/27 at 100.00	BBB	9,355,553
2,190	5.000%, 6/01/42	6/27 at 100.00	BBB	2,334,562
10,000	5.000%, 6/01/47	6/27 at 100.00	BBB	10,563,700
6,350	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives,	1/19 at 100.00	BBB+	6,355,778
	Series 2006A, 4.500%, 9/01/38
2,295	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives,	2/21 at 100.00	BBB+	2,350,677
	Series 2011A, 5.000%, 2/01/41
5,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives,	1/23 at 100.00	BBB+	5,262,750
	Series 2013A, 5.250%, 1/01/45
5,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Children’s Hospital Colorado	12/23 at 100.00	A+	5,358,200
	Project, Series 2013A, 5.000%, 12/01/36
750	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Christian Living Communities	1/19 at 100.00	N/R	750,773
	Project, Series 2012, 5.125%, 1/01/37
3,050	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Christian Living Neighborhoods	1/24 at 102.00	N/R	3,121,675
	Project, Refunding Series 2016, 5.000%, 1/01/37
2,375	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good	6/22 at 100.00	BBB	2,467,079
	Samaritan Society Project, Refunding Series 2012, 5.000%, 12/01/42
1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good	6/23 at 100.00	BBB	1,075,590
	Samaritan Society Project, Series 2013, 5.625%, 6/01/43
750	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Frasier Meadows Project,	5/27 at 100.00	N/R	799,890
	Refunding & Improvement Series 2017A, 5.250%, 5/15/37
1,500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Parkview Medical Center,	9/25 at 100.00	A3	1,502,610
	Refunding Series 2015B, 4.000%, 9/01/34
25,750	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of	1/20 at 100.00	AA–	26,435,207
	Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40
2,500	Colorado High Performance Transportation Enterprise, C-470 Express Lanes Revenue Bonds,	12/24 at 100.00	N/R	2,639,450
	Senior Lien Series 2017, 5.000%, 12/31/51
	Colorado International Center Metropolitan District 14, Denver, Colorado, Limited Tax General
	Obligation Bonds, Refunding & Improvement Series 2018:
1,895	5.625%, 12/01/32	12/23 at 103.00	N/R	1,956,322
2,660	5.875%, 12/01/46	12/23 at 103.00	N/R	2,761,107
	Colorado School of Mines Board of Trustees, Golden, Colorado, Institutional Enterprise Revenue
	Bonds, Series 2017B:
2,000	5.000%, 12/01/42	12/27 at 100.00	A+	2,203,780
1,225	5.000%, 12/01/47	12/27 at 100.00	A+	1,344,854
1,500	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System	3/27 at 100.00	Aa3	1,654,455
	Revenue Bonds, Refunding Series 2016B, 5.000%, 3/01/41
2,000	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System	9/27 at 100.00	AA	2,022,200
	Revenue Bonds, Refunding Series 2017A, 4.000%, 3/01/40
4,000	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System	3/28 at 100.00	AA	3,950,760
	Revenue Bonds, Refunding Series 2017E, 4.000%, 3/01/43
5,000	Colorado State, Certificates of Participation, Rural Series 2018A, 4.000%, 12/15/35	12/28 at 100.00	Aa2	5,074,800
	Commerce City, Colorado, Sales and Use Tax Revenue Bonds, Series 2016:
7,115	5.000%, 8/01/41 – AGM Insured	8/26 at 100.00	AA	7,727,673
1,000	5.000%, 8/01/46 – AGM Insured	8/26 at 100.00	AA	1,082,610
11,140	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2012B,	11/22 at 100.00	AA–	12,007,249
	5.000%, 11/15/37

NEA	Nuveen AMT-Free Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 12,900	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013B,	11/23 at 100.00	A+	$ 14,028,234
	5.000%, 11/15/43
2,500	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2018B,	12/28 at 100.00	A+	2,766,875
	5.000%, 12/01/48
	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel,
	Refunding Senior Lien Series 2016:
2,000	5.000%, 12/01/33	12/26 at 100.00	Baa2	2,169,000
3,000	5.000%, 12/01/34	12/26 at 100.00	Baa2	3,237,540
2,400	5.000%, 12/01/36	12/26 at 100.00	Baa2	2,555,712
1,800	5.000%, 12/01/40	12/26 at 100.00	Baa2	1,893,960
365	Denver Urban Renewal Authority, Colorado, Tax Increment Revenue Bonds, 9th and Colorado	12/23 at 103.00	N/R	362,682
	Urban Redevelopment Area, Series 2018A, 5.250%, 12/01/39, 144A
13,920	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%,	No Opt. Call	A	12,974,693
	9/01/21 – NPFG Insured
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
6,200	0.000%, 9/01/22 – NPFG Insured	No Opt. Call	A	5,605,234
45,540	0.000%, 9/01/30 – NPFG Insured	No Opt. Call	A	28,769,440
16,635	0.000%, 9/01/32 – NPFG Insured	No Opt. Call	A	9,619,022
49,250	0.000%, 9/01/33 – NPFG Insured	No Opt. Call	A	27,134,780
	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A:
9,310	0.000%, 9/01/28 – NPFG Insured	No Opt. Call	A	6,492,701
2,900	0.000%, 9/01/34 – NPFG Insured	No Opt. Call	A	1,527,720
18,500	0.000%, 3/01/36 – NPFG Insured	No Opt. Call	A	9,094,045
	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B:
3,800	0.000%, 9/01/27 – NPFG Insured	9/20 at 67.94	A	2,443,286
13,300	0.000%, 9/01/31 – NPFG Insured	9/20 at 53.77	A	6,737,248
6,250	0.000%, 9/01/32 – NPFG Insured	9/20 at 50.83	A	2,989,187
10,000	0.000%, 3/01/36 – NPFG Insured	9/20 at 41.72	A	3,917,500
1,140	Fort Lupton, Colorado, Water System Revenue Bonds, Refunding & Improvement Series 2017,	12/27 at 100.00	AA	1,142,554
	4.000%, 12/01/42 – AGM Insured
1,000	Lorson Ranch Metropolitan District 2, El Paso County, Colorado, Limited Tax General Obligation	12/26 at 100.00	BBB+	1,067,720
	Bonds, Series 2016, 5.000%, 12/01/36
1,000	Louisville, Boulder County, Colorado, General Obligation Bonds, Limited Tax, Series 2017,	12/26 at 100.00	AA+	1,029,930
	4.000%, 12/01/36
1,085	North Range Metropolitan District No. 2 , In the City of Commerce City, Adams County, Colorado,	12/22 at 103.00	N/R	1,060,967
	Limited Tax General Obligation and Special Revenue and Improvement Bonds, Refunding
	Series 2017A, 5.750%, 12/01/47
1,245	Palisade Metropolitan District 2, Broomfield County, Colorado, General Obligation Limited Tax	12/21 at 103.00	N/R	1,182,377
	and Revenue Bonds, Series 2016, 4.375%, 12/01/31
17,735	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue	12/25 at 100.00	N/R	18,717,874
	Bonds, Refunding Series 2015A, 5.000%, 12/01/45
2,640	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue	12/20 at 100.00	AA (4)	2,852,362
	Refunding Bonds, Series 2011, 6.125%, 12/01/41 (Pre-refunded 12/01/20) – AGM Insured
	Rampart Range Metropolitan District 1, Lone Tree, Colorado, Limited Tax Supported and Special
	Revenue Bonds, Refunding & Improvement Series 2017:
615	5.000%, 12/01/42 – AGM Insured	12/27 at 100.00	AA	670,221
11,750	5.000%, 12/01/47 – AGM Insured	12/27 at 100.00	AA	12,758,150
630	Regional Transportation District, Colorado, Certificates of Participation, Series 2010A,	6/20 at 100.00	Aa3	658,287
	5.375%, 6/01/31
	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private
	Activity Bonds, Series 2010:
15,000	6.500%, 1/15/30	7/20 at 100.00	BBB+	15,726,450
4,150	6.000%, 1/15/41	7/20 at 100.00	BBB+	4,290,560

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 3,250	Thompson Crossing Metropolitan District 2, Johnstown, Larimer County, Colorado, General	12/26 at 100.00	AA	$ 3,447,080
	Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Series 2016B, 5.000%,
	12/01/46 – AGM Insured
4,000	University of Colorado Hospital Authority, Colorado, Revenue Bonds, Series 2012A,	11/22 at 100.00	AA	4,316,160
	5.000%, 11/15/42
14,500	University of Colorado, Enterprise System Revenue Bonds, Series 2014A, 5.000%, 6/01/46	6/24 at 100.00	Aa1 (4)	16,474,030
	(Pre-refunded 6/01/24)
2,500	Vista Ridge Metropolitan District, In the Town of Erie, Weld County, Colorado, General	12/26 at 100.00	AA	2,505,075
	Obligation Refunding Bonds, Series 2016A, 4.000%, 12/01/36 – BAM Insured
2,175	Weld County School District RE1, Colorado, General Obligation Bonds, Series 2017, 5.000%,	12/26 at 100.00	AA	2,454,575
	12/15/30 – AGM Insured
444,330	Total Colorado			380,647,012
	Connecticut – 0.3% (0.2% of Total Investments)
1,650	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Fairfield University,	7/26 at 100.00	A–	1,770,285
	Series 2016Q-1, 5.000%, 7/01/46
7,165	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Quinnipiac University,	7/25 at 100.00	A–	7,688,403
	Refunding Series 2015L, 5.000%, 7/01/45
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart
	University, Series 2017I-1:
500	5.000%, 7/01/34	7/27 at 100.00	A	551,290
2,425	5.000%, 7/01/42	7/27 at 100.00	A	2,606,463
11,740	Total Connecticut			12,616,441
	Delaware – 0.4% (0.2% of Total Investments)
1,000	Delaware Health Facilities Authority, Revenue Bonds, Christiana Care Health Services Inc.,	10/20 at 100.00	AA+	1,045,460
	Series 2010A, 5.000%, 10/01/40 – NPFG Insured
3,250	Delaware Health Facilities Authority, Revenue Bonds, Nanticoke Memorial Hospital, Series 2013,	7/23 at 100.00	BBB+	3,409,412
	5.000%, 7/01/32
9,070	Delaware Transportation Authority, Revenue Bonds, US 301 Project, Series 2015, 5.000%, 6/01/55	6/25 at 100.00	AA–	9,752,790
13,320	Total Delaware			14,207,662
	District of Columbia – 1.1% (0.7% of Total Investments)
1,250	District of Columbia Student Dormitory Revenue Bonds, Provident Group – Howard Properties LLC	10/22 at 100.00	BB+	1,205,175
	Issue, Series 2013, 5.000%, 10/01/45
107,000	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds,	12/18 at 100.00	N/R	16,475,860
	Series 2006A, 0.000%, 6/15/46
	District of Columbia, Revenue Bonds, Georgetown University, Refunding Series 2017:
3,500	5.000%, 4/01/35	4/27 at 100.00	A	3,874,290
3,500	5.000%, 4/01/36	4/27 at 100.00	A	3,858,225
15,150	District of Columbia, Revenue Bonds, Georgetown University, Series 2007A, 5.000%, 4/01/40 –	4/21 at 100.00	A	15,799,783
	AMBAC Insured
130,400	Total District of Columbia			41,213,333
	Florida – 7.2% (4.5% of Total Investments)
2,800	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter	9/23 at 100.00	BBB	2,851,492
	Academy, Inc. Project, Series 2016, 5.000%, 9/01/46
11,000	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2011, 5.000%, 10/01/41	10/21 at 100.00	AA (4)	11,877,470
	(Pre-refunded 10/01/21) – AGM Insured
2,830	City of Miami Beach, Florida, Stormwater Revenue Bonds, Series 2015, 5.000%, 9/01/41	9/25 at 100.00	AA–	3,100,180
3,010	Cocoa, Florida, Water and Sewer System Revenue Bonds, Refunding Series 2003, 5.500%,	No Opt. Call	AA	3,289,448
	10/01/23 – AMBAC Insured
3,570	Collier County Educational Facilities Authority, Florida, Revenue Bonds, Hodges University,	11/23 at 100.00	BBB–	3,856,849
	Refunding Series 2013, 6.125%, 11/01/43

NEA	Nuveen AMT-Free Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Davie, Florida, Educational Facilities Revenue Bonds, Nova Southeastern University Project,
	Refunding Series 2013A:
$ 8,555	6.000%, 4/01/42	4/23 at 100.00	A–	$ 9,488,864
4,280	5.625%, 4/01/43	4/23 at 100.00	A–	4,659,807
	Florida Municipal Loan Council, Revenue Bonds, Series 2000B:
1,040	0.000%, 11/01/25 – NPFG Insured	No Opt. Call	Baa2	808,558
1,590	0.000%, 11/01/26 – NPFG Insured	No Opt. Call	Baa2	1,185,011
1,500	Florida Water Pollution Control Financing Corporation, Revolving Fund Revenue Bonds, Series	1/19 at 100.00	AAA	1,509,000
	2009A, 5.000%, 1/15/29
	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International Airport,
	Subordinate Lien Series 2015B:
5,730	5.000%, 10/01/40	10/24 at 100.00	A+	6,160,037
12,885	5.000%, 10/01/44	10/24 at 100.00	A+	13,823,672
15,000	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International Airport,	10/28 at 100.00	Aa3	16,551,300
	Series 2018F, 5.000%, 10/01/48 (WI/DD, Settling 11/08/18) (UB)
400	Jacksonville, Florida, Better Jacksonville Sales Tax Revenue Bonds, Refunding Series 2012,	10/22 at 100.00	A+	433,016
	5.000%, 10/01/30
1,530	Lakeland, Florida, Hospital System Revenue Bonds, Lakeland Regional Health, Refunding Series	11/21 at 100.00	A2	1,635,126
	2011, 5.000%, 11/15/24
2,500	Lakeland, Florida, Hospital System Revenue Bonds, Lakeland Regional Health, Series 2015,	11/24 at 100.00	A2	2,664,600
	5.000%, 11/15/45
	Miami Beach Redevelopment Agency, Florida, Tax Increment Revenue Bonds, City Center/Historic
	Convention Village, Series 2015A:
3,810	5.000%, 2/01/40 – AGM Insured	2/24 at 100.00	AA	4,190,848
19,145	5.000%, 2/01/44 – AGM Insured	2/24 at 100.00	AA	21,019,678
	Miami Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Miami Jewish
	Health System Inc. Project, Series 2017:
205	5.000%, 7/01/32	7/27 at 100.00	N/R	222,376
2,000	5.125%, 7/01/38	7/27 at 100.00	N/R	2,158,720
5,035	5.125%, 7/01/46	7/27 at 100.00	N/R	5,404,065
1,200	Miami, Florida, Special Obligation Non-Ad Valorem Revenue Bonds, Refunding Series 2011A,	2/21 at 100.00	AA (4)	1,302,156
	6.000%, 2/01/30 (Pre-refunded 2/01/21) – AGM Insured
7,390	Miami-Dade County Educational Facilities Authority, Florida, Revenue Bonds, University of	4/25 at 100.00	A–	7,960,065
	Miami, Series 2015A, 5.000%, 4/01/45
12,385	Miami-Dade County Educational Facilities Authority, Florida, Revenue Bonds, University of	4/28 at 100.00	A–	13,338,150
	Miami, Series 2018A, 5.000%, 4/01/53
10,000	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Series 2010A,	7/20 at 100.00	AA	10,414,600
	5.000%, 7/01/35
1,210	Miami-Dade County Industrial Development Authority, Florida, Revenue Bonds, Doral Academy,	1/28 at 100.00	BBB–	1,260,651
	Series 2018, 5.000%, 1/15/37
1,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Refunding	10/24 at 100.00	A	1,087,830
	Series 2014B, 5.000%, 10/01/37
5,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2009A,	10/19 at 100.00	A2 (4)	5,160,350
	5.500%, 10/01/41 (Pre-refunded 10/01/19)
7,500	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series	10/20 at 100.00	A2 (4)	7,952,475
	2010A-1, 5.375%, 10/01/41 (Pre-refunded 10/01/20)
	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010B:
3,000	5.000%, 10/01/26	10/20 at 100.00	A	3,144,420
2,500	5.000%, 10/01/27	10/20 at 100.00	A	2,619,400
4,000	5.000%, 10/01/35 – AGM Insured	10/20 at 100.00	AA	4,186,440
1,500	Miami-Dade County, Florida, Aviation Revenue Bonds, Refunding Series 2016A, 5.000%, 10/01/41	10/26 at 100.00	A	1,635,900
4,715	Miami-Dade County, Florida, Public Facilities Revenue Bonds, Jackson Health System, Series	6/27 at 100.00	Aa3	5,122,235
	2017, 5.000%, 6/01/38

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 1,850	Miami-Dade County, Florida, Special Obligation Bonds, Refunding Subordinate Series 2012B,	10/22 at 100.00	A+	$ 1,985,623
	5.000%, 10/01/37
	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Refunding Series 2012:
5,500	5.000%, 7/01/31	7/22 at 100.00	AA	5,950,285
3,000	5.000%, 7/01/42	7/22 at 100.00	AA	3,204,450
5,770	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2013A,	10/22 at 100.00	Aa3	6,188,613
	5.000%, 10/01/42
1,665	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando Health,	10/19 at 100.00	A+	1,710,171
	Inc., Series 2009, 5.125%, 10/01/26
750	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando Health,	4/22 at 100.00	A+	791,325
	Inc., Series 2012A, 5.000%, 10/01/42
255	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Sinai Residences of	6/22 at 102.00	N/R	286,442
	Boca Raton Project, Series 2014A, 7.250%, 6/01/34
4,000	Palm Beach County, Florida, Water and Sewer Revenue Bonds, FPL Reclaimed Water Project, Series	10/19 at 100.00	AAA	4,115,240
	2009, 5.250%, 10/01/33
1,385	Rivercrest Community Development District, Florida, Special Assessment Bonds, Series 2007,	1/19 at 100.00	AA	1,386,316
	5.000%, 5/01/30 – RAAI Insured
880	Seminole County, Florida, Water and Sewer Revenue Bonds, Refunding & Improvement Series 1992,	No Opt. Call	Aa2 (4)	912,190
	6.000%, 10/01/19 – NPFG Insured (ETM)
6,625	South Broward Hospital District, Florida, Hospital Revenue Bonds, Refunding Series 2015,	5/25 at 100.00	AA	6,727,356
	4.000%, 5/01/33
	South Miami Health Facilities Authority, Florida, Hospital Revenue Bonds, Baptist Health
	Systems of South Florida Obligated Group, Series 2017:
4,595	5.000%, 8/15/42	8/27 at 100.00	AA–	5,028,538
12,325	5.000%, 8/15/47	8/27 at 100.00	AA–	13,439,550
1,200	Tamarac, Florida, Utility System Revenue Bonds, Series 2009, 5.000%, 10/01/39 (Pre-refunded	10/19 at 100.00	AA+ (4)	1,233,084
	10/01/19) – AGC Insured
	Tampa Sports Authority, Hillsborough County, Florida, Sales Tax Payments Special Purpose
	Bonds, Stadium Project, Series 1995:
545	5.750%, 10/01/20 – NPFG Insured	No Opt. Call	N/R	566,936
2,785	5.750%, 10/01/25 – NPFG Insured	No Opt. Call	N/R	3,102,574
3,300	Tampa, Florida, Health System Revenue Bonds, Baycare Health System, Series 2012A,	5/22 at 100.00	Aa2	3,548,523
	5.000%, 11/15/33
4,000	Tampa, Florida, Health System Revenue Bonds, Baycare Health System, Series 2016A,	5/26 at 100.00	Aa2	3,907,560
	4.000%, 11/15/46
9,720	Tampa-Hillsborough County Expressway Authority, Florida, Revenue Bonds, Refunding Series	7/22 at 100.00	A+ (4)	10,633,194
	2012B, 5.000%, 7/01/42 (Pre-refunded 7/01/22)
1,500	Volusia County Educational Facilities Authority, Florida, Revenue Bonds, Embry-Riddle	10/21 at 100.00	AA (4)	1,616,745
	Aeronautical University, Inc. Project, Refunding Series 2011, 5.000%, 10/15/29
	(Pre-refunded 10/15/21) – AGM Insured
2,000	Volusia County Educational Facilities Authority, Florida, Revenue Bonds, Embry-Riddle	4/25 at 100.00	A3	2,169,500
	Aeronautical University, Series 2015B, 5.000%, 10/15/45
7,400	Volusia County Educational Facilities Authority, Florida, Revenue Bonds, Stetson University	6/25 at 100.00	A–	8,033,588
	Inc. Project, Series 2015, 5.000%, 6/01/45
250,865	Total Florida			268,612,592

NEA	Nuveen AMT-Free Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Georgia – 3.3% (2.0% of Total Investments)
$ 6,950	Atlanta, Georgia, Airport General Revenue Bonds, Refunding Series 2010A, 5.000%, 1/01/40 –	1/20 at 100.00	AA	$ 7,163,295
	AGM Insured
7,230	Atlanta, Georgia, Airport General Revenue Bonds, Refunding Series 2012B, 5.000%, 1/01/42	1/22 at 100.00	AA–	7,696,841
	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2009B:
1,990	5.375%, 11/01/39 (Pre-refunded 11/01/19) – AGM Insured	11/19 at 100.00	AA (4)	2,057,182
1,060	5.375%, 11/01/39 – AGM Insured	11/19 at 100.00	AA	1,092,266
	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2015:
3,400	5.000%, 11/01/33	5/25 at 100.00	Aa2	3,783,860
2,040	5.000%, 11/01/35	5/25 at 100.00	Aa2	2,258,912
5,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 1999A, 5.500%, 11/01/22 –	No Opt. Call	Aa2	5,461,550
	FGIC Insured
1,535	Cherokee County Water and Sewerage Authority, Georgia, Revenue Bonds, Refunding Series 2007,	8/20 at 100.00	AA	1,571,165
	4.000%, 8/01/26
2,000	Cobb County Kennestone Hospital Authority, Georgia, Revenue Anticipation Certificates,	4/27 at 100.00	A	2,132,800
	Wellstar Health System, Series 2017A, 5.000%, 4/01/42
2,000	DeKalb County Hospital Authority, Georgia, Anticipation Certificates Revenue Bonds, DeKalb	9/20 at 100.00	N/R (4)	2,135,920
	Medical Center, Inc. Project, Series 2010, 6.000%, 9/01/30 (Pre-refunded 9/01/20)
5,725	Fayette County Hospital Authority, Georgia, Revenue Anticipation Certificates, Piedmont	7/26 at 100.00	AA–	6,122,773
	Healthcare, Inc. Project, Series 2016A, 5.000%, 7/01/46
	Fulton County Development Authority, Georgia, Hospital Revenue Bonds, Wellstar Health System,
	Inc. Project, Series 2017A:
2,750	5.000%, 4/01/42	4/27 at 100.00	A	2,932,600
13,620	5.000%, 4/01/47	4/27 at 100.00	A	14,424,670
	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates,
	Northeast Georgia Health Services Inc., Series 2010B:
2,360	5.250%, 2/15/45	2/20 at 100.00	AA–	2,431,225
7,640	5.250%, 2/15/45 (Pre-refunded 2/15/20)	2/20 at 100.00	N/R (4)	7,935,592
12,590	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates,	2/25 at 100.00	AA	14,066,807
	Northeast Georgia Health Services Inc., Series 2014A, 5.500%, 8/15/54
7,500	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates,	2/27 at 100.00	AA–	8,362,350
	Northeast Georgia Health Services Inc., Series 2017B, 5.250%, 2/15/45
7,905	Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project J Bonds, Series 2015A,	7/25 at 100.00	A	8,029,820
	5.000%, 7/01/60
11,000	Griffin-Spalding County Hospital Authority, Georgia, Revenue Anticipation Certificates,	4/27 at 100.00	A	10,594,320
	Wellstar Health System Inc., Series 2017A, 4.000%, 4/01/42
1,350	Henry County Water and Sewerage Authority, Georgia, Revenue Bonds, Series 2005, 5.250%,	No Opt. Call	AA+	1,595,281
	2/01/27 – BHAC Insured
8,230	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Series	10/25 at 100.00	Baa2	8,566,113
	2015, 5.000%, 10/01/40
2,615	Valdosta and Lowndes County Hospital Authority, Georgia, Revenue Certificates, South Georgia	10/21 at 100.00	Aa2	2,762,068
	Medical Center Project, Series 2011B, 5.000%, 10/01/41
116,490	Total Georgia			123,177,410
	Guam – 0.1% (0.1% of Total Investments)
4,060	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013,	7/23 at 100.00	A–	4,289,999
	5.500%, 7/01/43
	Hawaii – 0.0% (0.0% of Total Investments)
275	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific	7/23 at 100.00	BB	284,400
	University, Series 2013A, 6.875%, 7/01/43

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Idaho – 0.1% (0.1% of Total Investments)
$ 2,110	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke’s Health System Project, Series	3/22 at 100.00	A–	$ 2,203,853
	2012A, 5.000%, 3/01/47 – AGM Insured
2,650	Idaho Housing and Finance Association, GNMA Housing Revenue Refunding Bonds,	1/19 at 100.00	A1	2,683,867
	Wedgewood Terrace Project, Series 2002A-1, 7.250%, 3/20/37
4,760	Total Idaho			4,887,720
	Illinois – 23.2% (14.4% of Total Investments)
	Board of Regents of Illinois State University, Auxiliary Facilities System Revenue Bonds,
	Series 2018A:
1,000	5.000%, 4/01/34 – AGM Insured	4/28 at 100.00	AA	1,081,850
285	5.000%, 4/01/37 – AGM Insured	4/28 at 100.00	AA	305,315
1,370	5.000%, 4/01/38 – AGM Insured	4/28 at 100.00	AA	1,463,242
	Bolingbrook, Illinois, General Obligation Refunding Bonds, Refunding Series 2002B:
4,595	0.000%, 1/01/32 – FGIC Insured	No Opt. Call	A2	2,597,645
4,000	0.000%, 1/01/34 – FGIC Insured	No Opt. Call	A2	2,021,960
11,000	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series	4/27 at 100.00	A	12,570,910
	2016, 6.000%, 4/01/46
2,940	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues Series	12/21 at 100.00	BB–	2,923,948
	2011A, 5.000%, 12/01/41
5,000	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding	12/27 at 100.00	B+	5,069,050
	Series 2017G, 5.000%, 12/01/34
11,450	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series	12/25 at 100.00	B+	12,975,827
	2016A, 7.000%, 12/01/44
1,785	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series	12/26 at 100.00	B+	1,998,861
	2016B, 6.500%, 12/01/46
23,535	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series	12/27 at 100.00	B+	27,478,525
	2017A, 7.000%, 12/01/46, 144A
10,510	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax	No Opt. Call	Baa2	10,205,420
	Revenues, Series 1998B-1, 0.000%, 12/01/19 – FGIC Insured
	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax
	Revenues, Series 1999A:
19,600	0.000%, 12/01/20 – FGIC Insured	No Opt. Call	Baa2	18,403,616
1,000	5.500%, 12/01/26 – FGIC Insured	No Opt. Call	Baa2	1,075,390
3,500	Chicago Transit Authority, Illinois, Capital Grant Receipts Revenue Bonds, Federal Transit	6/21 at 100.00	AA	3,707,480
	Administration Section 5307 Urbanized Area Formula Funds, Refunding Series 2011,
	5.250%, 6/01/26 – AGM Insured
5,785	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011,	12/21 at 100.00	AA	6,078,068
	5.250%, 12/01/40
9,285	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2014,	12/24 at 100.00	AA	10,104,123
	5.250%, 12/01/49
13,100	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Third Lien	1/20 at 100.00	AA	13,511,733
	Refunding Series 2010C, 5.250%, 1/01/35 – AGC Insured
	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999:
32,170	0.000%, 1/01/21 – FGIC Insured	No Opt. Call	BBB+	30,111,120
32,670	0.000%, 1/01/22 – FGIC Insured	No Opt. Call	BBB+	29,456,252
22,670	0.000%, 1/01/25 – FGIC Insured	No Opt. Call	BBB+	17,759,451
10,565	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2017A, 6.000%, 1/01/38	1/27 at 100.00	BBB+	11,743,737
5,540	Chicago, Illinois, Motor Fuel Tax Revenue Bonds, Series 2008A, 5.000%, 1/01/38 – AGC Insured	1/19 at 100.00	AA	5,552,576
5,000	Chicago, Illinois, Sales Tax Revenue Bonds, Series 2011A, 5.000%, 1/01/41	1/22 at 100.00	N/R (4)	5,414,300
	(Pre-refunded 1/01/22)
5,000	Cook County Community College District 508, Illinois, General Obligation Bonds, Chicago City	12/23 at 100.00	A+	5,131,900
	Colleges, Series 2013, 5.250%, 12/01/43

NEA	Nuveen AMT-Free Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 4,500	Cook County Community College District 508, Illinois, General Obligation Bonds, Chicago City	12/27 at 100.00	AA	$ 4,710,465
	Colleges, Series 2017, 5.000%, 12/01/47 – BAM Insured
4,865	Cook County Community Consolidated School District 15, Palatine, Illinois, General Obligation	No Opt. Call	Aa2	4,609,490
	Bonds, Series 2001, 0.000%, 12/01/20 – NPFG Insured
	Cook County Community High School District 219, Niles Township, Illinois, General Obligation
	Capital Appreciation Bonds, Series 2001:
2,575	0.000%, 12/01/20 – NPFG Insured	No Opt. Call	Baa2	2,400,080
3,615	0.000%, 12/01/20 – NPFG Insured (ETM)	No Opt. Call	N/R (4)	3,445,601
	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A:
3,500	5.250%, 11/15/22	11/20 at 100.00	AA–	3,692,010
12,425	5.250%, 11/15/33	11/20 at 100.00	AA–	12,933,058
	DuPage County Forest Preserve District, Illinois, General Obligation Bonds, Series 2000:
8,000	0.000%, 11/01/18	No Opt. Call	AAA	8,000,000
15,285	0.000%, 11/01/19	No Opt. Call	AAA	14,953,621
	Illinois Educational Facilities Authority, Revenue Bonds, Field Museum of Natural History,
	Series 2002.RMKT:
5,265	5.500%, 11/01/36	11/23 at 100.00	A	5,646,607
2,750	3.900%, 11/01/36	11/27 at 102.00	A	2,578,730
5,020	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Series 2012,	6/22 at 100.00	AA	5,285,006
	5.000%, 6/01/42
	Illinois Finance Authority, Revenue Bonds, Ascension Health/fkaPresence Health Network,
	Series 2016C:
3,500	5.000%, 2/15/32	2/27 at 100.00	AA+	3,911,985
1,000	5.000%, 2/15/41	2/27 at 100.00	AA+	1,086,780
27,135	4.000%, 2/15/41	2/27 at 100.00	AA+	26,162,753
4,200	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2012, 5.000%, 9/01/38	9/22 at 100.00	AA+	4,440,786
	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A:
8,750	5.000%, 9/01/39	9/24 at 100.00	AA+	9,450,787
11,030	5.000%, 9/01/42	9/24 at 100.00	AA+	11,883,170
1,500	Illinois Finance Authority, Revenue Bonds, Central DuPage Health, Series 2009B, 5.500%,	11/19 at 100.00	AA+ (4)	1,550,970
	11/01/39 (Pre-refunded 11/01/19)
2,910	Illinois Finance Authority, Revenue Bonds, Ingalls Health System, Series 2013, 5.000%, 5/15/43	5/22 at 100.00	Baa2	3,000,181
6,000	Illinois Finance Authority, Revenue Bonds, Memorial Health System, Series 2009, 5.500%, 4/01/34	4/19 at 100.00	AA–	6,083,460
16,165	Illinois Finance Authority, Revenue Bonds, Mercy Health Corporation, Series 2016,	6/26 at 100.00	A3	17,158,339
	5.000%, 12/01/40
1,100	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Healthcare, Tender Option	8/22 at 100.00	Aa2	1,383,327
	Bond Trust 2015-XF0076, 13.167%, 8/15/37, 144A (IF)
	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Refunding Series 2010A
1,080	6.000%, 5/15/39,	5/20 at 100.00	A	1,124,302
3,460	I 6.000%, 5/15/39 (Pre-refunded 5/15/20)	5/20 at 100.00	N/R (4)	3,656,943
13,540	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2015A,	11/25 at 100.00	A	14,397,217
	5.000%, 11/15/45
	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A:
85	7.750%, 8/15/34 (Pre-refunded 8/15/19)	8/19 at 100.00	N/R (4)	88,762
8,400	7.750%, 8/15/34 (Pre-refunded 8/15/19)	8/19 at 100.00	N/R (4)	8,771,784
2,215	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series 2013A,	7/23 at 100.00	A–	2,402,633
	6.000%, 7/01/43
4,135	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers,	8/25 at 100.00	Baa1	4,330,792
	Refunding Series 2015C, 5.000%, 8/15/44

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 5,000	Illinois Finance Authority, Revenue Bonds, Southern Illinois Healthcare Enterprises, Inc.,	3/27 at 100.00	A+	$ 5,300,100
	Series 2017A, 5.000%, 3/01/47
8,040	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Series 2011A, 6.000%,	8/21 at 100.00	AA	8,704,345
	8/15/41 – AGM Insured
1,000	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series	2/21 at 100.00	AA– (4)	1,071,990
	2011C, 5.500%, 8/15/41 (Pre-refunded 2/15/21)
2,500	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series	2/21 at 100.00	AA– (4)	2,679,975
	2011C, 5.500%, 8/15/41 (Pre-refunded 2/15/21) (UB) (5)
15,510	Illinois Finance Authority, Revenue Bonds, University of Chicago, Series 2012A,	10/21 at 100.00	AA+	16,320,242
	5.000%, 10/01/51
	Illinois State, General Obligation Bonds, February Series 2014:
1,600	5.250%, 2/01/32	2/24 at 100.00	BBB	1,653,152
5,450	5.000%, 2/01/39	2/24 at 100.00	BBB	5,487,060
1,750	Illinois State, General Obligation Bonds, January Series 2016, 5.000%, 1/01/32	1/26 at 100.00	BBB	1,776,198
5,420	Illinois State, General Obligation Bonds, May Series 2014, 5.000%, 5/01/39	5/24 at 100.00	BBB	5,448,401
5,000	Illinois State, General Obligation Bonds, November Series 2016, 5.000%, 11/01/34	11/26 at 100.00	BBB	5,075,700
15,000	Illinois State, General Obligation Bonds, November Series 2017C, 5.000%, 11/01/29	11/27 at 100.00	BBB	15,371,250
3,500	Illinois State, General Obligation Bonds, November Series 2017D, 5.000%, 11/01/25	No Opt. Call	BBB	3,644,550
	Illinois State, General Obligation Bonds, October Series 2016:
3,510	5.000%, 2/01/28	2/27 at 100.00	BBB	3,622,250
6,100	5.000%, 2/01/29	2/27 at 100.00	BBB	6,257,014
10,000	Illinois State, General Obligation Bonds, Refunding Series 2010, 5.000%, 1/01/21 – AGM Insured	1/20 at 100.00	AA	10,268,400
2,515	Illinois State, General Obligation Bonds, Refunding Series 2012, 5.000%, 8/01/24	8/22 at 100.00	BBB	2,603,327
	Illinois State, General Obligation Bonds, Series 2012A:
2,500	5.000%, 3/01/25	3/22 at 100.00	BBB	2,577,100
4,500	5.000%, 3/01/27	3/22 at 100.00	BBB	4,611,960
2,035	Illinois State, General Obligation Bonds, Series 2013, 5.500%, 7/01/38	7/23 at 100.00	BBB	2,129,200
5,030	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2013A,	1/23 at 100.00	AA–	5,378,126
	5.000%, 1/01/38
	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2014B:
8,000	5.000%, 1/01/38	1/24 at 100.00	AA–	8,668,160
6,500	5.000%, 1/01/39	1/24 at 100.00	AA–	7,036,445
10,040	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2015A,	7/25 at 100.00	AA–	10,921,512
	5.000%, 1/01/40
8,890	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2015B,	1/26 at 100.00	AA–	9,593,644
	5.000%, 1/01/40
10,000	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2017A,	1/28 at 100.00	AA–	10,864,300
	5.000%, 1/01/42
1,115	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Tender Option Bond Trust	1/23 at 100.00	AA–	1,423,877
	2015-XF0051, 13.175%, 1/01/38, 144A (IF)
11,050	Illinois, General Obligation Bonds, Illinois FIRST Program, Series 2001, 6.000%, 11/01/26 –	No Opt. Call	Baa2	12,385,503
	FGIC Insured
	Lake County Community Unit School District 60, Waukegan, Illinois, General Obligation
	Refunding Bonds, Series 2001B:
3,230	0.000%, 11/01/19 – AGM Insured	No Opt. Call	A2	3,149,702
1,740	0.000%, 11/01/21 – AGM Insured	No Opt. Call	A2	1,592,378
4,020	Lake, Cook, Kane and McHenry Counties Community Unit School District 220, Barrington,	No Opt. Call	A2	4,256,135
	Illinois, General Obligation Bonds, Series 2002, 5.250%, 12/01/20 – AGM Insured (UB)
5,000	Macon County School District 61 Decatur, Illinois, General Obligation Bonds, Series 2011A,	1/21 at 100.00	A2	5,259,600
	5.250%, 1/01/39 – AGM Insured

NEA	Nuveen AMT-Free Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 17,945	McHenry and Kane Counties Community Consolidated School District 158, Huntley, Illinois,	No Opt. Call	Baa2	$ 16,311,287
	General Obligation Bonds, Series 2003, 0.000%, 1/01/22 – FGIC Insured
2,910	McHenry County Community High School District 154, Marengo, Illinois, Capital Appreciation	No Opt. Call	Aa2	2,748,873
	School Bonds, Series 2001, 0.000%, 1/01/21 – FGIC Insured
5,000	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds,	12/25 at 100.00	BB+	5,285,850
	Series 2015A, 5.500%, 6/15/53
2,030	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds,	12/27 at 100.00	BB+	2,089,824
	Series 2017A, 5.000%, 6/15/57
	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project
	Refunding Bonds, Series 2010A:
11,795	5.500%, 6/15/50	6/20 at 100.00	BB+	11,895,847
3,790	5.500%, 6/15/50 (Pre-refunded 6/15/20)	6/20 at 100.00	N/R (4)	3,990,301
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion
	Project, Capital Appreciation Refunding Series 2010B-1:
33,000	0.000%, 6/15/45 – AGM Insured	No Opt. Call	AA	8,978,970
5,355	0.000%, 6/15/46 – AGM Insured	No Opt. Call	AA	1,383,786
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion
	Project, Refunding Series 1996A:
9,400	0.000%, 12/15/18 – NPFG Insured	No Opt. Call	Baa2	9,369,356
16,570	0.000%, 12/15/20 – NPFG Insured	No Opt. Call	Baa2	15,411,260
5,010	0.000%, 12/15/21 – NPFG Insured	No Opt. Call	Baa2	4,475,433
23,920	0.000%, 12/15/22 – NPFG Insured	No Opt. Call	Baa2	20,508,769
13,350	0.000%, 12/15/24 – NPFG Insured	No Opt. Call	Baa2	10,445,307
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion
	Project, Refunding Series 1998A:
5,100	5.500%, 12/15/23 – FGIC Insured	No Opt. Call	Baa2	5,521,311
5,180	5.500%, 12/15/23 – FGIC Insured (ETM)	No Opt. Call	Ba1 (4)	5,594,348
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion
	Project, Refunding Series 2010B-2:
8,000	5.250%, 6/15/50	6/20 at 100.00	BBB–	8,037,680
2,330	5.000%, 6/15/50	6/20 at 100.00	BBB–	2,332,027
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion
	Project, Series 2002A:
5,080	5.700%, 6/15/25	6/24 at 100.00	BB+	5,519,522
1,420	5.700%, 6/15/25 (Pre-refunded 6/15/22)	6/22 at 101.00	N/R (4)	1,599,786
8,000	5.750%, 6/15/26 – NPFG Insured	6/22 at 101.00	Baa2	8,677,120
1,115	5.750%, 6/15/27	No Opt. Call	BB+	1,205,426
4,610	5.750%, 6/15/27 (Pre-refunded 6/15/22)	6/22 at 101.00	N/R (4)	5,201,601
3,505	0.000%, 6/15/30	No Opt. Call	BB+	2,038,333
195	0.000%, 6/15/30 (ETM)	No Opt. Call	N/R (4)	133,616
28,000	0.000%, 12/15/35 – AGM Insured	No Opt. Call	AA	12,598,320
3,280	0.000%, 6/15/37 – NPFG Insured	No Opt. Call	Baa2	1,281,890
11,715	0.000%, 12/15/38 – NPFG Insured	No Opt. Call	Baa2	4,211,542
5,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion	6/22 at 100.00	BBB–	5,067,400
	Project, Series 2012B, 5.000%, 6/15/52 (UB) (5)
9,760	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place	No Opt. Call	AA+ (4)	11,570,773
	Hospitality Facility, Series 1996A, 7.000%, 7/01/26 (ETM)
	Midlothian, Illinois, General Obligation Bonds, Series 2010A:
2,685	5.000%, 2/01/30 – AGM Insured	2/20 at 100.00	AA	2,697,029
2,080	5.250%, 2/01/34 – AGM Insured	2/20 at 100.00	AA	2,093,042
17,865	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties,	No Opt. Call	AA	19,893,392
	Illinois, General Obligation Bonds, Series 1999, 5.750%, 6/01/23 – AGM Insured

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 2,300	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties,	No Opt. Call	AA	$ 2,873,689
	Illinois, General Obligation Bonds, Series 2000A, 6.500%, 7/01/30 – NPFG Insured
4,125	Southwestern Illinois Development Authority, Health Facility Revenue Bonds, Memorial Group,	11/23 at 100.00	N/R (4)	5,114,505
	Inc., Series 2013, 7.625%, 11/01/48 (Pre-refunded 11/01/23)
	Springfield, Illinois, Electric Revenue Bonds, Senior Lien Series 2015:
2,250	5.000%, 3/01/29	3/25 at 100.00	A	2,466,810
7,000	5.000%, 3/01/31	3/25 at 100.00	A	7,628,600
2,685	Sterling, Whiteside County, Illinois, General Obligation Bonds, Recovery Zone Facility Series	5/20 at 100.00	AA	2,793,259
	2010A, 5.250%, 5/01/31 – AGM Insured
2,000	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013,	10/23 at 100.00	A–	2,239,540
	6.250%, 10/01/38
4,810	Will County Community High School District 210 Lincoln-Way, Illinois, General Obligation	No Opt. Call	A2	4,169,741
	Bonds, Series 2006, 0.000%, 1/01/23 – AGM Insured
	Will County Community Unit School District 201U, Crete-Monee, Illinois, General Obligation
	Bonds, Capital Appreciation Series 2004:
2,550	0.000%, 11/01/22 – NPFG Insured	No Opt. Call	A+	2,256,724
780	0.000%, 11/01/22 – NPFG Insured (ETM)	No Opt. Call	Baa2 (4)	702,647
1,895	Williamson & Johnson Counties Community Unit School District 2, Marion, Illinois, General	12/20 at 100.00	AA (4)	2,086,490
	Obligation Bonds, Series 2011, 7.250%, 12/01/28 (Pre-refunded 12/01/20) – AGM Insured
908,295	Total Illinois			863,514,560
	Indiana – 4.0% (2.5% of Total Investments)
6,000	Indiana Finance Authority, Educational Facilities Revenue Bonds, Valparaiso University	10/24 at 100.00	A3	6,384,480
	Project, Series 2014, 5.000%, 10/01/44
7,910	Indiana Finance Authority, Health System Revenue Bonds, Sisters of Saint Francis Health	11/19 at 100.00	Aa3 (4)	8,159,402
	Services, Inc. Obligated Group, Series 2009, 5.250%, 11/01/39 (Pre-refunded 11/01/19)
	Indiana Finance Authority, Hospital Revenue Bonds, Community Health Network Project,
	Series 2012A:
5,000	4.000%, 5/01/35	5/23 at 100.00	A	5,028,650
5,420	5.000%, 5/01/42	5/23 at 100.00	A	5,725,525
	Indiana Finance Authority, Hospital Revenue Bonds, Indiana University Health Obligation Group,
	Refunding 2015A:
3,400	5.000%, 12/01/40	6/25 at 100.00	AA	3,678,664
1,875	4.000%, 12/01/40	6/25 at 100.00	AA	1,834,538
8,630	Indiana Finance Authority, Revenue Bonds, Community Foundation of Northwest Indiana Obligated	3/22 at 100.00	AA–	9,099,903
	Group, Series 2012, 5.000%, 3/01/41
6,290	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group, Refunding Series 2009A,	12/19 at 100.00	AA– (4)	6,503,923
	5.250%, 12/01/38 (Pre-refunded 12/01/19)
2,500	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group, Refunding Series 2010B,	12/20 at 100.00	AA– (4)	2,641,550
	5.000%, 12/01/37 (Pre-refunded 12/01/20)
10,000	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2009A, 5.250%,	12/19 at 100.00	Aa3 (4)	10,340,100
	12/01/38 (Pre-refunded 12/01/19) (UB) (5)
11,000	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, First Lien	10/26 at 100.00	AA	11,918,060
	Green Series 2016A, 5.000%, 10/01/46
5,000	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series	10/21 at 100.00	AA–	5,295,550
	2011B, 5.000%, 10/01/41
5,000	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series	10/22 at 100.00	AA	5,385,750
	2012A, 5.000%, 10/01/37
13,215	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series	10/24 at 100.00	AA	14,353,472
	2014A, 5.000%, 10/01/44
5,130	Indiana Finance Authority, Water Utility Revenue Bonds, Citizens Energy Group Project, First	10/26 at 100.00	AA	5,558,150
	Lien Series 2016A, 5.000%, 10/01/46

NEA	Nuveen AMT-Free Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Indiana (continued)
$ 4,320	Indiana Health Facility Financing Authority, Revenue Bonds, Ancilla Systems Inc. Obligated	No Opt. Call	N/R (4)	$ 4,326,653
	Group, Series 1997, 5.250%, 7/01/22 – NPFG Insured (ETM)
14,100	Indiana Municipal Power Agency Power Supply System Revenue Bonds, Refunding Series 2016A,	7/26 at 100.00	A+	15,430,899
	5.000%, 1/01/42
3,000	Indiana Municipal Power Agency, Power Supply System Revenue Bonds, Series 2011A, 5.000%,	7/21 at 100.00	A+ (4)	3,221,730
	1/01/31 (Pre-refunded 7/01/21)
	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E:
9,255	0.000%, 2/01/25 – AMBAC Insured	No Opt. Call	AA	7,717,189
9,560	0.000%, 2/01/26 – AMBAC Insured	No Opt. Call	AA	7,660,524
	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project Series 2009A:
585	5.500%, 1/01/38 (Pre-refunded 1/01/19) – AGC Insured	1/19 at 100.00	AA (4)	588,528
2,415	5.500%, 1/01/38 (Pre-refunded 1/01/19) – AGC Insured	1/19 at 100.00	AA (4)	2,428,935
5,000	5.500%, 1/01/38 – AGC Insured (UB)	1/19 at 100.00	A+	5,029,103
1,580	Zionsville Community Schools Building Corporation, Indiana, First Mortgage Bonds, Series	No Opt. Call	AA	1,171,191
	2005Z, 0.000%, 1/15/28 – AGM Insured
146,185	Total Indiana			149,482,469
	Iowa – 2.5% (1.6% of Total Investments)
4,000	Ames, Iowa, Hospital Revenue Bonds, Mary Greeley Medical Center, Series 2011, 5.250%, 6/15/36	6/20 at 100.00	A2 (4)	4,192,280
	(Pre-refunded 6/15/20)
	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company
	Project, Series 2013:
7,255	5.500%, 12/01/22	12/18 at 100.00	B	7,268,930
16,130	5.250%, 12/01/25	12/23 at 100.00	B	17,063,282
2,310	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company	12/19 at 104.00	B	2,427,487
	Project, Series 2016, 5.875%, 12/01/26, 144A
2,690	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company	12/22 at 105.00	B	2,859,712
	Project, Series 2018B, 5.250%, 12/01/50 (Mandatory put 12/01/22)
	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
13,950	5.375%, 6/01/38	1/19 at 100.00	B+	13,986,828
12,830	5.500%, 6/01/42	1/19 at 100.00	B+	12,859,894
5,675	5.625%, 6/01/46	1/19 at 100.00	B	5,682,321
16,100	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B,	1/19 at 100.00	BB–	16,145,885
	5.600%, 6/01/34
	Xenia Rural Water District, Iowa, Water Revenue Bonds, Refunding Capital Loan Note Series 2016:
4,700	5.000%, 12/01/36	12/26 at 100.00	BBB+	4,971,754
5,990	5.000%, 12/01/41	12/26 at 100.00	BBB+	6,277,640
91,630	Total Iowa			93,736,013
	Kansas – 0.5% (0.3% of Total Investments)
2,000	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Stormont-Vail Health	11/22 at 100.00	A2	2,118,940
	Care Inc., Series 2013J, 5.000%, 11/15/38
3,000	Kansas Development Finance Authority, Hospital Revenue Bonds, Adventist Health System/Sunbelt	5/22 at 100.00	AA	3,217,560
	Obligated Group, Series 2012A, 5.000%, 11/15/28
3,700	Kansas Municipal Energy Agency, Power Project Revenue Bonds, Dogwood Project, Series 2018A,	4/26 at 100.00	AA	3,957,261
	5.000%, 4/01/38 – BAM Insured
5,270	Lawrence, Kansas, Hospital Revenue Bonds, Lawrence Memorial Hospital, Series 2018A,	7/28 at 100.00	A	5,684,327
	5.000%, 7/01/43
2,305	Overland Park Development Corporation, Kansas, First Tier Revenue Bonds, Overland Park	1/19 at 100.00	BB+	2,308,342
	Convention Center, Series 2007A, 5.125%, 1/01/22 – AMBAC Insured
16,275	Total Kansas			17,286,430

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Kentucky – 1.3% (0.8% of Total Investments)
$ 6,010	Kentucky Economic Development Finance Authority, Health System Revenue Bonds, Norton	No Opt. Call	A+	$ 4,130,012
	Healthcare Inc., Series 2000B, 0.000%, 10/01/28 – NPFG Insured
2,000	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare	8/21 at 100.00	A	2,067,040
	System Obligated Group, Series 2011, 5.000%, 8/15/42
1,300	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro Health,	6/27 at 100.00	Baa3	1,344,863
	Refunding Series 2017A, 5.000%, 6/01/37
4,525	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro Medical	6/20 at 100.00	Baa3 (4)	4,827,722
	Health System, Series 2010A, 6.500%, 3/01/45 (Pre-refunded 6/01/20)
	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds,
	Downtown Crossing Project, Convertible Capital Appreciation Series 2013C:
5,000	0.000%, 7/01/43 (6)	7/31 at 100.00	Baa3	4,590,950
8,610	0.000%, 7/01/46 (6)	7/31 at 100.00	Baa3	7,937,215
	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds,
	Downtown Crossing Project, Series 2013A:
2,655	5.750%, 7/01/49	7/23 at 100.00	Baa3	2,850,753
430	6.000%, 7/01/53	7/23 at 100.00	Baa3	466,709
4,630	Lexington-Fayette Urban County Government Public Facilities Corporation, Kentucky State Lease	6/21 at 100.00	A1	4,905,670
	Revenue Bonds, Eastern State Hospital Project, Series 2011A, 5.250%, 6/01/31
	Louisville/Jefferson County Metro Government, Kentucky, Revenue Bonds, Catholic Health
	Initiatives, Series 2012A:
2,980	5.000%, 12/01/35	6/22 at 100.00	BBB+	3,102,627
9,635	5.000%, 12/01/35 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R (4)	10,541,461
47,775	Total Kentucky			46,765,022
	Louisiana – 3.1% (1.9% of Total Investments)
7,715	Ascension Parish Industrial development Board, Louisiana, Revenue Bonds, Impala Warehousing	7/23 at 100.00	N/R	8,156,529
	(US) LLC Project, Series 2013, 6.000%, 7/01/36
4,000	Board of Commissioners of the Port of New Orleans, Louisiana, Port Facility Revenue Bonds,	4/28 at 100.00	AA	4,340,480
	Refunding Series 2018A, 5.000%, 4/01/48 – AGM Insured
670	Jefferson Parish Hospital District1, Louisiana, Hospital Revenue Bonds, West Jefferson Medical	1/21 at 100.00	AA (4)	722,749
	Center, Refunding Series 2011A, 6.000%, 1/01/39 (Pre-refunded 1/01/21) – AGM Insured
1,870	Jefferson Sales Tax District, Jefferson Parish, Louisiana, Special Sales Tax Revenue Bonds,	12/27 at 100.00	AA	2,072,727
	Series 2017B, 5.000%, 12/01/42 – AGM Insured
5,000	Lafayette Public Trust Financing Authority, Louisiana, Revenue Bonds, Ragin’ Cajun Facilities	10/20 at 100.00	AA (4)	5,313,300
	Inc. Housing & Parking Project, Series 2010, 5.500%, 10/01/41 (Pre-refunded 10/01/20) –
	AGM Insured
1,695	Louisiana Public Facilities Authority, Lease Revenue Bonds, Provident Group-Flagship	7/26 at 100.00	A	1,800,090
	Properties LLC – Louisiana State University Nicolson Gateway Project, Series 2016A,
	5.000%, 7/01/46
	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project,
	Refunding Series 2016:
20	4.000%, 5/15/35 (Pre-refunded 5/15/26)	5/26 at 100.00	N/R (4)	21,805
2,345	4.000%, 5/15/36	5/26 at 100.00	A3	2,324,528
20	5.000%, 5/15/47 (Pre-refunded 5/15/26)	5/26 at 100.00	N/R (4)	23,162
	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project,
	Refunding Series 2017:
4,000	5.000%, 5/15/42	5/27 at 100.00	A3	4,245,200
22,625	5.000%, 5/15/46	5/27 at 100.00	A3	23,812,360
5,750	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project,	5/21 at 100.00	A3 (4)	6,387,330
	Series 2011, 6.750%, 5/15/41 (Pre-refunded 5/15/21)
1,975	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project,	5/25 at 100.00	A3	2,078,293
	Series 2015, 5.000%, 5/15/47

NEA	Nuveen AMT-Free Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Louisiana (continued)
$ 13,590	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series 2013A,	7/23 at 100.00	AA–	$ 14,758,060
	5.000%, 7/01/36
1,015	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Refunding Second Lien Series 2017C,	11/27 at 100.00	AA	1,123,382
	5.000%, 5/01/45
5,000	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Second Lien Series 2010B, 5.000%,	5/20 at 100.00	AA (4)	5,211,850
	5/01/45 (Pre-refunded 5/01/20)
12,000	New Orleans Aviation Board, Louisiana, General Airport Revenue Bonds, North Terminal Project,	1/25 at 100.00	A–	12,824,880
	Series 2015A, 5.000%, 1/01/45
5,000	New Orleans Aviation Board, Louisiana, General Airport Revenue Bonds, North Terminal Project,	1/27 at 100.00	A–	5,402,900
	Series 2017A, 5.000%, 1/01/48
6,280	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Refunding Series 2014, 5.000%, 6/01/44	6/24 at 100.00	A	6,714,199
1,355	Shreveport, Louisiana, Water and Sewer Revenue Bonds, Refunding Series 2015, 5.000%, 12/01/40	12/25 at 100.00	A–	1,478,793
5,000	St. Tammany Parish Hospital District No. 1, Louisiana,Hospital Revenue and Revenue Refunding	7/28 at 100.00	N/R	5,347,550
	Bonds, St. Tammany Parish Hospital Project, Series 2018, 5.000%, 7/01/48
106,925	Total Louisiana			114,160,167
	Maine – 0.6% (0.4% of Total Investments)
7,000	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical	7/23 at 100.00	BBB	7,198,730
	Center Obligated Group Issue, Series 2013, 5.000%, 7/01/43
6,300	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical	7/26 at 100.00	BBB	6,522,579
	Center Obligated Group Issue, Series 2016A, 5.000%, 7/01/41
6,375	Maine Health and Higher Educational Facilities Authority Revenue Bonds, MaineHealth Issue,	7/28 at 100.00	A+	6,929,434
	Series 2018A, 5.000%, 7/01/43
1,050	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General Medical	7/21 at 100.00	BB	1,114,564
	Center, Series 2011, 6.750%, 7/01/41
20,725	Total Maine			21,765,307
	Maryland – 1.3% (0.8% of Total Investments)
	Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017:
3,260	5.000%, 9/01/35	9/27 at 100.00	BBB–	3,534,492
1,000	5.000%, 9/01/39	9/27 at 100.00	BBB–	1,057,700
1,645	5.000%, 9/01/46	9/27 at 100.00	BBB–	1,728,763
8,610	Baltimore, Maryland, Revenue Bonds, Water Projects, Subordinate Series 2017A, 5.000%, 7/01/41	1/27 at 100.00	AA–	9,468,503
1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Medical	7/21 at 100.00	BBB	1,076,440
	Center, Series 2011, 6.250%, 7/01/31
3,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of	7/22 at 100.00	A	3,717,280
	Maryland Medical System Issue, Series 2013A, 5.000%, 7/01/43
4,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of	1/28 at 100.00	A	3,858,280
	Maryland Medical System Issue, Taxable Series 2017D, 4.000%, 7/01/48
17,000	Maryland Stadium Authority, Lease Revenue Bonds, Baltimore City Public Schools Construction &	5/28 at 100.00	AA	18,727,540
	Revitalization Program, Series 2018A, 5.000%, 5/01/47
2,000	Montgomery County, Maryland, Revenue Bonds, Trinity Health Credit Group, Series 2015,	6/25 at 100.00	AA–	2,171,240
	5.000%, 12/01/44
1,150	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Ingleside King	11/24 at 103.00	N/R	1,195,609
	Farm Project, Series 2017A-1, 5.000%, 11/01/37
2,100	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Series 2017B,	11/24 at 103.00	N/R	2,166,003
	5.000%, 11/01/42
45,265	Total Maryland			48,701,850

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Massachusetts – 2.8% (1.7% of Total Investments)
$ 5,500	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds,	1/20 at 100.00	AA+	$ 5,668,135
	Commonwealth Contract Assistance Secured, Refunding Series 2010B, 5.000%, 1/01/35
14,375	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds,	1/20 at 100.00	A+	14,752,487
	Refunding Senior Lien Series 2010B, 5.000%, 1/01/37
1,250	Massachusetts Development Finance Agency, Hospital Revenue Bonds, Cape Cod Healthcare	11/23 at 100.00	A+	1,341,825
	Obligated Group, Series 2013, 5.250%, 11/15/41
930	Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue, Green	7/25 at 100.00	BBB	972,808
	Bonds, Series 2015D, 5.000%, 7/01/44
12,370	Massachusetts Development Finance Agency, Revenue Bonds, Boston University, Series 2016BB-1,	10/26 at 100.00	Aa3	13,561,973
	5.000%, 10/01/46
3,630	Massachusetts Development Finance Agency, Revenue Bonds, CareGroup Issue, Series 2018J-2,	7/28 at 100.00	A–	3,843,734
	5.000%, 7/01/53
1,100	Massachusetts Development Finance Agency, Revenue Bonds, Dana-Farber Cancer Institute Issue,	12/26 at 100.00	A1	1,179,992
	Series 2016N, 5.000%, 12/01/46
	Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2015:
8,800	5.000%, 1/01/45	1/25 at 100.00	BBB+	9,154,112
2,070	4.500%, 1/01/45	1/25 at 100.00	BBB+	2,063,562
2,700	Massachusetts Development Finance Agency, Revenue Bonds, Olin College, Series 2013E,	11/23 at 100.00	A+	2,898,288
	5.000%, 11/01/43
4,000	Massachusetts Development Finance Agency, Revenue Bonds, Partners HealthCare System Issue,	1/28 at 100.00	AA–	4,021,200
	Series 2017S-1, 4.000%, 7/01/35
	Massachusetts Development Finance Agency, Revenue Bonds, Western New England University,
	Series 2015:
1,380	5.000%, 9/01/40	9/25 at 100.00	BBB	1,446,557
1,545	5.000%, 9/01/45	9/25 at 100.00	BBB	1,614,849
3,000	Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation,	No Opt. Call	AA–	3,811,170
	Series 2002A, 5.750%, 1/01/42 – AMBAC Insured
4,500	Massachusetts Health and Education Facilities Authority, Revenue Bonds, Partners HealthCare	7/19 at 100.00	AA– (4)	4,592,385
	System, Series 2010J-1, 5.000%, 7/01/39 (Pre-refunded 7/01/19)
3,335	Massachusetts Health and Education Facilities Authority, Revenue Bonds, Partners HealthCare	7/19 at 100.00	AA– (4)	3,540,403
	System, Tender Option Trust 2015-XF0047, 10.360%, 7/01/34, 144A (Pre-refunded 7/01/19) (IF)
1,800	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Massachusetts Eye	7/20 at 100.00	N/R (4)	1,892,214
	and Ear Infirmary, Series 2010C, 5.375%, 7/01/35 (Pre-refunded 7/01/20)
900	Massachusetts Port Authority, Special Facilities Revenue Bonds, ConRac Project, Series 2011A,	7/21 at 100.00	A	948,573
	5.125%, 7/01/41
6,840	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Senior Series	5/23 at 100.00	AAA	7,428,172
	2013A, 5.000%, 5/15/43
7,500	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Tender Option	8/22 at 100.00	Aa2	8,948,550
	Bond Trust 2016-XF2223, 7.759%, 8/15/24, 144A (IF)
8,050	Metropolitan Boston Transit Parking Corporation, Massachusetts, Systemwide Parking Revenue	7/21 at 100.00	A+	8,477,938
	Bonds, Senior Lien Series 2011, 5.000%, 7/01/41
500	Springfield Water and Sewer Commission, Massachusetts, General Revenue Bonds, Refunding Series	11/20 at 100.00	AA (4)	528,850
	2010B, 5.000%, 11/15/30 (Pre-refunded 11/15/20) – AGC Insured
96,075	Total Massachusetts			102,687,777
	Michigan – 5.1% (3.2% of Total Investments)
5,335	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds,	7/22 at 100.00	A+	5,651,312
	Refunding Senior Lien Series 2012A, 5.250%, 7/01/39
2,830	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2001B, 5.500%,	No Opt. Call	A	3,208,569
	7/01/29 – FGIC Insured
10,000	Detroit, Michigan, Water Supply System Revenue Bonds, Senior Lien Series 2011A, 5.250%, 7/01/41	7/21 at 100.00	AA–	10,595,200

NEA	Nuveen AMT-Free Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan (continued)
$ 3,500	Eastern Michigan University, General Revenue Bonds, Series 2018A, 4.000%, 3/01/44 – AGM Insured	3/28 at 100.00	AA	$ 3,401,965
	Grand Rapids and Kent County Joint Building Authority, Michigan, Limited Tax General
	Obligation Bonds, Devos Place Project, Series 2001:
7,660	0.000%, 12/01/21	No Opt. Call	AAA	7,110,701
7,955	0.000%, 12/01/22	No Opt. Call	AAA	7,182,251
8,260	0.000%, 12/01/23	No Opt. Call	AAA	7,236,834
8,575	0.000%, 12/01/24	No Opt. Call	AAA	7,280,346
10,000	Great Lakes Water Authority, Michigan, Water Supply Revenue Bonds, Refunding Senior Lien	7/26 at 100.00	AA–	11,092,400
	Series 2016C, 5.000%, 7/01/35
27,960	Great Lakes Water Authority, Michigan, Water Supply Revenue Bonds, Senior Lien Series 2016A,	7/26 at 100.00	AA–	30,540,428
	5.000%, 7/01/46
	Kalamazoo Hospital Finance Authority, Michigan, Hospital Revenue Refunding Bonds, Bronson
	Methodist Hospital, Remarketed Series 2006:
895	5.250%, 5/15/36 – AGM Insured	5/20 at 100.00	A2	925,958
1,105	5.250%, 5/15/36 (Pre-refunded 5/15/20) – AGM Insured	5/20 at 100.00	A2 (4)	1,155,454
405	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water &	7/24 at 100.00	AA	437,027
	Sewerage Department Water Supply System Local Project, Refunding Senior Loan Series 2014D-1,
	5.000%, 7/01/37 – AGM Insured
1,300	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water &	7/22 at 100.00	A+	1,375,166
	Sewerage Department Water Supply System Local Project, Series 2014C-1, 5.000%, 7/01/44
12,520	Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health Credit Group, Refunding	12/27 at 100.00	AA–	12,567,075
	Series 2017A, 4.000%, 12/01/36
	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding
	Series 2011MI:
9,965	5.000%, 12/01/39	12/21 at 100.00	AA–	10,510,982
35	5.000%, 12/01/39 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (4)	37,838
3,000	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2015,	6/22 at 100.00	AA–	3,224,370
	5.000%, 12/01/31
9,000	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Senior Credit Group,	11/26 at 100.00	AA+	8,758,440
	Refunding and Project Series 2010F-6, 4.000%, 11/15/47
1,315	Michigan Public Power Agency, AFEC Project Revenue Bonds, Series 2012A, 5.000%, 1/01/43	1/22 at 100.00	A2	1,362,353
	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2015-I:
17,000	5.000%, 4/15/31	10/25 at 100.00	Aa2	19,051,220
1,615	5.000%, 4/15/38	10/25 at 100.00	Aa2	1,779,036
11,345	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System,	11/19 at 100.00	N/R (4)	11,774,295
	Refunding Series 2009, 5.750%, 11/15/39 (Pre-refunded 11/15/19)
2,000	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series	6/22 at 100.00	AA–	2,111,800
	2009C, 5.000%, 12/01/48
4,575	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds,	12/18 at 100.00	B2	4,584,790
	Series 2008A, 6.875%, 6/01/42
5,780	Oakland University, Michigan, General Revenue Bonds, Series 2012, 5.000%, 3/01/42	3/22 at 100.00	A1	6,145,469
2,500	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont	8/19 at 100.00	A1 (4)	2,579,850
	Hospital Obligated Group, Refunding Series 2009W, 6.375%, 8/01/29 (Pre-refunded 8/01/19)
2,200	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County	12/25 at 100.00	A	2,389,508
	Airport, Series 2015D, 5.000%, 12/01/45
5,000	Wayne State University, Michigan, General Revenue Bonds, Series 2018A, 5.000%, 11/15/43	11/28 at 100.00	Aa3	5,487,950
183,630	Total Michigan			189,558,587
	Minnesota – 1.6% (1.0% of Total Investments)
285	Baytown Township, Minnesota Charter School Lease Revenue Bonds, Saint Croix Preparatory	8/26 at 100.00	BB+	263,089
	Academy, Refunding Series 2016A, 4.000%, 8/01/36

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Minnesota (continued)
$ 4,005	City of Milaca, Minnesota Refunding Revenue Bonds, Grandview Christian Home Project, Series	10/24 at 102.00	N/R	$ 4,059,708
	2016, 5.000%, 10/01/41
	Dakota County Community Development Agency, Minnesota, Senior Housing Revenue Bonds,
	Walker Highview Hills LLC Project, Refunding Series 2016A:
2,130	3.500%, 8/01/25, 144A	8/22 at 100.00	N/R	2,040,668
1,000	5.000%, 8/01/46, 144A	8/22 at 100.00	N/R	995,460
4,210	Duluth Economic Development Authority, Minnesota, Health Care Facilities Revenue Bonds,	2/28 at 100.00	A–	4,403,871
	Essentia Health Obligated Group,Series 2018A, 5.000%, 2/15/53 (WI/DD, Settling 11/01/18)
9,840	Independent School District 621, Mounds View, Minnesota, General Obligation Bonds, School	2/27 at 100.00	AAA	9,956,899
	Building Series 2018A, 4.000%, 2/01/41
5,600	Itasca County Independent School District 318, Minnesota, General Obligation Bonds, Series	2/27 at 100.00	AAA	5,710,208
	2018A, 4.000%, 2/01/37
680	Minneapolis, Minnesota, Health Care System Revenue Bonds, Fairview Health Services, Series	11/28 at 100.00	A+	727,042
	2018A, 5.000%, 11/15/49
	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds,
	Senior Lien Series 2016C:
3,500	5.000%, 1/01/41	1/27 at 100.00	AA–	3,872,470
5,000	5.000%, 1/01/46	1/27 at 100.00	AA–	5,513,400
2,855	Rochester, Minnesota, Electric Utility Revenue Bonds, Refunding Series 2017A, 5.000%, 12/01/47	12/26 at 100.00	Aa3	3,143,526
4,230	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds,	9/24 at 102.00	BBB–	3,904,332
	Nova Classical Academy, Series 2016A, 4.125%, 9/01/47
3,000	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Facility Revenue Bonds,	7/25 at 100.00	A+	3,331,140
	HealthPartners Obligated Group, Refunding Series 2015A, 5.000%, 7/01/30
595	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Fairview	11/27 at 100.00	A+	596,339
	Health Services, Series 2017A, 4.000%, 11/15/35
850	Sartell, Minnesota, Health Care Facilities Revenue Bonds, Country Manor Campus LLC Project,	9/27 at 100.00	N/R	903,559
	Refunding Series 2017, 5.000%, 9/01/42
	St. Paul Housing and Redevelopment Authority, Minnesota, Hospital Revenue Bonds, HealthEast
	Inc., Series 2015A:
550	5.250%, 11/15/35 (Pre-refunded 11/15/20)	11/20 at 100.00	N/R (4)	583,330
3,595	5.000%, 11/15/40 (Pre-refunded 11/15/25)	11/25 at 100.00	N/R (4)	4,131,518
5,315	5.000%, 11/15/44 (Pre-refunded 11/15/25)	11/25 at 100.00	N/R (4)	6,108,211
57,240	Total Minnesota			60,244,770
	Mississippi – 0.6% (0.4% of Total Investments)
13,390	Medical Center Educational Building Corporation, Mississippi, Revenue Bonds, University of	6/27 at 100.00	Aa2	12,881,716
	Mississippi Medical Center New Facilities & Refinancing Project, Series 2017A, 4.000%, 6/01/47
9,705	Mississippi Business Finance Corporation, Pollution Control Revenue Refunding Bonds, System	4/19 at 100.00	BBB+	9,724,895
	Energy Resources Inc. Project, Series 1998, 5.875%, 4/01/22
23,095	Total Mississippi			22,606,611
	Missouri – 3.4% (2.1% of Total Investments)
2,585	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit Sales	10/22 at 100.00	AA+	2,803,355
	Tax Appropriation Bonds, Refunding Combined Lien Series 2013A, 5.000%, 10/01/44
	Boone County, Missouri, Hospital Revenue Bonds, Boone Hospital Center, Refunding Series 2016:
2,470	4.000%, 8/01/33	8/26 at 100.00	A–	2,322,541
4,590	5.000%, 8/01/35	8/26 at 100.00	A–	4,660,365
640	4.000%, 8/01/38	8/26 at 100.00	A–	578,138
	Hannibal Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Hannibal
	Regional Healthcare System, Series 2017:
2,860	5.000%, 10/01/42	10/27 at 100.00	BBB+	3,046,072
1,000	5.000%, 10/01/47	10/27 at 100.00	BBB+	1,060,460

NEA	Nuveen AMT-Free Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Missouri (continued)
	Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds,
	Series 2004B-1:
$ 8,150	0.000%, 4/15/27 – AMBAC Insured	No Opt. Call	AA–	$ 6,058,139
5,000	0.000%, 4/15/31 – AMBAC Insured	No Opt. Call	AA–	3,117,400
	Kansas City, Missouri, Sanitary Sewer System Revenue Bonds, Improvement Series 2018A:
2,475	4.000%, 1/01/38	1/28 at 100.00	AA	2,514,823
4,470	4.000%, 1/01/42	1/28 at 100.00	AA	4,514,298
315	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, Branson Landing	No Opt. Call	A	324,179
	Project, Series 2005A, 6.000%, 6/01/20
1,350	Missouri Health and Education Facilities Authority, Health Facilities Revenue Bonds, Saint	5/26 at 100.00	A+	1,465,412
	Luke’s Health System, Inc., Series 2016, 5.000%, 11/15/35
1,400	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds,	6/27 at 100.00	A1	1,514,534
	Kansas City University of Medicine and Biosciences, Series 2017A, 5.000%, 6/01/42
11,985	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds,	5/23 at 100.00	BBB+	12,612,415
	Saint Louis College of Pharmacy, Series 2013, 5.500%, 5/01/43
8,665	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, BJC	1/25 at 100.00	AA	8,622,801
	Health System, Series 2015A, 4.000%, 1/01/45
14,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, BJC	1/28 at 100.00	AA	13,762,420
	Health System, Series 2018, 4.000%, 1/01/58 (UB) (5)
1,500	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, BJC	7/26 at 100.00	AA	1,470,675
	Health System, Variable Rate Demand Obligation Series 2013C, 4.000%, 1/01/50
	(Mandatory put 1/01/46)
17,300	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	11/23 at 100.00	A2	18,178,321
	CoxHealth, Series 2013A, 5.000%, 11/15/48
2,220	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Mercy	11/27 at 100.00	AA–	2,418,557
	Health, Series 2017C, 5.000%, 11/15/42
3,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, SSM	6/24 at 100.00	AA–	3,014,850
	Health Care, Series 2014A, 4.000%, 6/01/33
10,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, Children’s Mercy	5/25 at 102.00	A+	9,805,400
	Hospital, Series 2017A, 4.000%, 5/15/42
4,155	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services	2/24 at 100.00	BBB	4,357,681
	Projects, Series 2014A, 5.000%, 2/01/35
	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services
	Projects, Series 2016A:
1,900	5.000%, 2/01/36	2/26 at 100.00	N/R	2,007,388
2,550	5.000%, 2/01/46	2/26 at 100.00	N/R	2,672,910
7,085	Missouri Joint Municipal Electric Utility Commission, Prairie State Power Project Revenue	6/26 at 100.00	A2	7,846,708
	Bonds, Refunding Series 2016A, 5.000%, 12/01/34
	Saint Charles County Public Water Supply District 2, Missouri, Certificates of Participation,
	Refunding Series 2016C:
1,675	4.000%, 12/01/31	12/25 at 100.00	AA+	1,729,203
2,535	5.000%, 12/01/32	12/25 at 100.00	AA+	2,844,169
220	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village	9/23 at 100.00	BB+	236,144
	of Sunset Hills, Series 2013A, 5.875%, 9/01/43
126,095	Total Missouri			125,559,358
	Montana – 0.4% (0.2% of Total Investments)
1,475	Kalispell, Montana, Housing and Healthcare Facilities Revenue Bonds, Immanuel Lutheran	5/25 at 102.00	N/R	1,505,474
	Corporation, Series 2017A, 5.250%, 5/15/47
3,310	Montana Facilities Finance Authority, Montana, Health Facilities Revenue Bonds, Bozeman	6/28 at 100.00	A	3,582,148
	Deaconess Health Services Obligated Group, Series 2018, 5.000%, 6/01/48
4,965	Montana Facility Finance Authority, Healthcare Facility Revenue Bonds, Kalispell Regional	7/28 at 100.00	BBB	5,213,151
	Medical Center, Series 2018B, 5.000%, 7/01/48

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Montana (continued)
$ 2,580	Montana Facility Finance Authority, Hospital Revenue Bonds, Benefis Health System Obligated	2/27 at 100.00	N/R	$ 2,765,941
	Group, Refunding Series 2016, 5.000%, 2/15/41
1,825	Montana Facility Finance Authority, Revenue Bonds, Billings Clinic Obligated Group, Series	8/28 at 100.00	AA–	2,004,051
	2018A, 5.000%, 8/15/48
14,155	Total Montana			15,070,765
	Nebraska – 1.1% (0.7% of Total Investments)
2,620	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Series 2012,	9/22 at 100.00	A	2,817,024
	5.000%, 9/01/42
3,000	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds, Children’s	5/27 at 100.00	AA–	3,217,350
	Hospital Obligated Group, Series 2017, 5.000%, 11/15/47
	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska
	Methodist Health System, Refunding Series 2015:
700	5.000%, 11/01/45	11/25 at 100.00	A	748,524
1,400	5.000%, 11/01/48	11/25 at 100.00	A	1,491,742
2,280	Lincoln County Hospital Authority 1, Nebraska, Hospital Revenue and Refunding Bonds, Great	11/21 at 100.00	A–	2,378,496
	Plains Regional Medical Center Project, Series 2012, 5.000%, 11/01/42
4,000	Lincoln, Nebraska, Electric System Revenue Bonds, Refunding Series 2012, 5.000%, 9/01/37	9/22 at 100.00	AA	4,326,440
	Madison County Hospital Authority 1, Nebraska, Hospital Revenue Bonds, Faith Regional Health
	Services Project, Refunding Series 2017A:
2,150	5.000%, 7/01/29	7/27 at 100.00	BBB	2,332,234
2,000	5.000%, 7/01/30	7/27 at 100.00	BBB	2,158,800
	Madison County Hospital Authority 1, Nebraska, Hospital Revenue Bonds, Faith Regional Health
	Services Project, Series 2018:
1,000	5.000%, 7/01/32	7/25 at 100.00	BBB	1,056,140
820	5.000%, 7/01/33	7/25 at 100.00	BBB	864,075
2,000	5.000%, 7/01/34	7/25 at 100.00	BBB	2,102,740
5,110	Municipal Energy Agency of Nebraska, Power Supply System Revenue Bonds, Refunding Series	10/26 at 100.00	A	5,602,400
	2016A, 5.000%, 4/01/38
10,000	Omaha Public Power District, Nebraska, Electric System Revenue Bonds, Series 2012A, 5.000%,	2/22 at 100.00	AA (4)	10,866,000
	2/01/42 (Pre-refunded 2/01/22)
37,080	Total Nebraska			39,961,965
	Nevada – 5.7% (3.5% of Total Investments)
6,030	Carson City, Nevada, Hospital Revenue Bonds, Carson Tahoe Regional Healthcare Project, Series	9/27 at 100.00	BBB+	6,373,409
	2017A, 5.000%, 9/01/47
2,000	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2009C, 5.000%, 7/01/26 –	7/19 at 100.00	AA	2,038,780
	AGM Insured
27,000	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	Aa3	28,075,410
	Clark County, Nevada, General Obligation Bonds, Limited Tax Bond Bank Additionally Secured by
	Pledged Revenues, Refunding Series 2009:
3,520	5.000%, 6/01/27	6/19 at 100.00	AA+	3,577,306
3,695	5.000%, 6/01/28	6/19 at 100.00	AA+	3,754,490
3,880	5.000%, 6/01/29	6/19 at 100.00	AA+	3,941,808
17,525	Clark County, Nevada, General Obligation Bonds, Stadium Improvement, Limited Tax Additionally	6/28 at 100.00	AA+	19,452,750
	Secured by Pledged Revenues, Series 2018A, 5.000%, 5/01/48
	Clark County, Nevada, General Obligation Bonds, Transportation, Refunding Series 2010B:
4,915	5.000%, 7/01/25	1/20 at 100.00	AA+	5,075,573
4,160	5.000%, 7/01/26	1/20 at 100.00	AA+	4,295,907
	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran
	International Airport, Series 2010A:
12,265	5.250%, 7/01/39 – AGM Insured	1/20 at 100.00	AA	12,662,018
35,860	5.250%, 7/01/42	1/20 at 100.00	Aa3	37,008,237

NEA	Nuveen AMT-Free Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Nevada (continued)
$ 365	Director of the State of Nevada Department of Business and Industry, Charter School Lease	12/25 at 100.00	BB	$ 366,062
	Revenue Bonds, Somerset Academy, Series 2018A, 5.000%, 12/15/38, 144A
	Henderson, Nevada, Limited Obligation Bonds, Local Improvement District T-18 Inspirada,
	Refunding Series 2016:
2,300	4.000%, 9/01/26	No Opt. Call	N/R	2,319,941
1,525	4.000%, 9/01/27	9/26 at 100.00	N/R	1,519,312
2,660	4.000%, 9/01/29	9/26 at 100.00	N/R	2,607,146
2,920	4.000%, 9/01/30	9/26 at 100.00	N/R	2,839,291
10,000	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series 2011C,	6/21 at 100.00	AA+	10,589,900
	5.000%, 6/01/38
	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series 2015:
5,000	5.000%, 6/01/32	12/24 at 100.00	AA+	5,590,250
10,000	5.000%, 6/01/33	12/24 at 100.00	AA+	11,150,900
7,170	5.000%, 6/01/39	12/24 at 100.00	AA+	7,852,942
11,915	5.000%, 6/01/39 (UB)	12/24 at 100.00	AA+	13,049,904
	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Tender Option
	Bond Trust 2015-XF0233:
1,000	13.323%, 12/01/22, 144A (IF)	No Opt. Call	AA+	1,380,990
1,250	13.323%, 6/01/39, 144A (IF)	12/24 at 100.00	AA+	1,726,238
1,250	13.323%, 6/01/39, 144A (IF)	12/24 at 100.00	AA+	1,726,238
2,500	13.323%, 6/01/39, 144A (IF)	12/24 at 100.00	AA+	3,452,475
3,995	13.316%, 12/01/22, 144A (IF)	No Opt. Call	AA+	5,516,096
4,100	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Water Series 2012B,	6/22 at 100.00	AA+	4,396,512
	5.000%, 6/01/42
3,760	Reno, Nevada, Capital Improvement Revenue Bonds, Series 2005B, 0.000%, 6/01/37 – FGIC Insured	6/24 at 49.90	BBB+	1,480,688
	Washoe County, Nevada, General Obligation Bonds, Reno-Sparks Convention & Visitors Authority,
	Refunding Series 2011:
8,145	5.000%, 7/01/32	7/21 at 100.00	AA	8,685,909
395	5.000%, 7/01/32 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	423,136
201,100	Total Nevada			212,929,618
	New Hampshire – 0.4% (0.2% of Total Investments)
8,000	New Hampshire Business Finance Authority,Revenue Bonds, Elliot Hospital Obligated Group Issue,	10/19 at 100.00	Baa1 (4)	8,297,920
	Series 2009A, 6.125%, 10/01/39 (Pre-refunded 10/01/19)
1,500	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Concord Hospital,	10/27 at 100.00	A+	1,605,675
	Series 2017, 5.000%, 10/01/47
	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Dartmouth-Hitchcock
	Obligated Group, Series 2018A:
1,115	5.000%, 8/01/36	2/28 at 100.00	A	1,214,815
1,435	5.000%, 8/01/37	2/28 at 100.00	A	1,557,635
12,050	Total New Hampshire			12,676,045
	New Jersey – 6.5% (4.0% of Total Investments)
20,890	New Jersey Economic Development Authority, School Facilities Construction Bonds, Refunding	12/26 at 100.00	A–	23,058,382
	Series 2016BBB, 5.500%, 6/15/30
	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2014UU:
5,515	5.000%, 6/15/30	6/24 at 100.00	A–	5,809,722
5,000	5.000%, 6/15/40	6/24 at 100.00	A–	5,147,700
1,005	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series	6/27 at 100.00	A–	1,039,070
	2017DDD, 5.000%, 6/15/42
6,975	New Jersey Economic Development Authority, School Facilities Construction Financing Program	3/21 at 100.00	A–	7,273,669
	Bonds, Refunding Series 2011GG, 5.000%, 9/01/24
10,600	New Jersey Economic Development Authority, Sublease Revenue Bonds, New Jersey Transit	No Opt. Call	A–	11,579,228
	Corporation Projects, Refunding Series 2017B, 5.000%, 11/01/25

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
$ 6,000	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University,	6/27 at 100.00	AA	$ 6,387,060
	Refunding Series 2017, 5.000%, 6/01/42 – AGM Insured
2,020	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters	1/19 at 100.00	BB+	2,024,464
	University Hospital, Series 2007, 5.750%, 7/01/37
2,500	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hackensack Meridian	7/27 at 100.00	AA–	2,782,025
	Health Obligated Group, Refunding Series 2017A, 5.000%, 7/01/37
720	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Robert Wood Johnson	7/23 at 100.00	A+	790,855
	University Hospital, Series 2013A, 5.500%, 7/01/43
10,970	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Barnabas Health	7/26 at 100.00	A+	12,028,605
	Obligated Group, Refunding Series 2016A, 5.000%, 7/01/43
695	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, University Hospital	7/25 at 100.00	AA	744,081
	Issue, Refunding Series 2015A, 5.000%, 7/01/46 – AGM Insured
	New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes,
	Series 2016A-1:
3,050	5.000%, 6/15/28	6/26 at 100.00	A+	3,353,536
7,795	5.000%, 6/15/29	6/26 at 100.00	A+	8,521,728
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital
	Appreciation Series 2010A:
5,000	0.000%, 12/15/26	No Opt. Call	A–	3,567,800
16,495	0.000%, 12/15/33	No Opt. Call	A–	8,075,622
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding
	Series 2006C:
1,815	0.000%, 12/15/26 – AMBAC Insured	No Opt. Call	AA+	1,388,094
10,000	0.000%, 12/15/30 – FGIC Insured	No Opt. Call	A–	5,880,000
38,000	0.000%, 12/15/33 – AGM Insured	No Opt. Call	AA	19,707,940
45,000	0.000%, 12/15/35 – AMBAC Insured	No Opt. Call	A–	20,044,800
10,000	0.000%, 12/15/36 – AMBAC Insured	No Opt. Call	A–	4,204,000
4,500	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2001C,	No Opt. Call	AA	4,518,045
	5.500%, 12/15/18 – AGM Insured
10,500	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2007A,	11/18 at 100.00	AA (4)	10,515,855
	5.000%, 12/15/34 (Pre-refunded 11/19/18) – AMBAC Insured
5,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D,	No Opt. Call	A–	5,446,350
	5.000%, 12/15/23
2,310	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2011B,	6/21 at 100.00	A–	2,431,691
	5.500%, 6/15/31
1,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2012A,	6/22 at 100.00	A–	1,022,510
	5.000%, 6/15/42
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2013AA:
5,500	5.000%, 6/15/29	6/23 at 100.00	A–	5,796,065
7,500	5.500%, 6/15/39	6/23 at 100.00	A–	7,963,350
14,000	New Jersey Turnpike Authority, Revenue Bonds, Refunding Series 2005D-1, 5.250%, 1/01/26 –	No Opt. Call	AA	16,248,400
	AGM Insured
	New Jersey Turnpike Authority, Revenue Bonds, Series 2009H:
1,750	5.000%, 1/01/36 (Pre-refunded 1/01/19)	1/19 at 100.00	N/R (4)	1,759,118
3,250	5.000%, 1/01/36 (Pre-refunded 1/01/19)	1/19 at 100.00	A+ (4)	3,266,933
1,160	New Jersey Turnpike Authority, Revenue Bonds, Series 2017B, 4.000%, 1/01/34	1/28 at 100.00	A+	1,185,880
	New Jersey Turnpike Authority, Revenue Bonds, Tender Option Bond Trust 2016-XF1057:
505	12.523%, 1/01/43, 144A (IF) (5)	7/22 at 100.00	A2	682,502
810	12.523%, 1/01/43, 144A (Pre-refunded 7/01/22) (IF) (5)	7/22 at 100.00	N/R (4)	1,094,707
1,500	New Jersey Turnpike Authority, Turnpike Revenue Bonds, Series 2017G, 4.000%, 1/01/33	1/28 at 100.00	A+	1,542,885
3,000	Rahway Valley Sewerage Authority, New Jersey, Sewer Revenue Bonds, Series 2005A, 0.000%,	No Opt. Call	Aa2	2,449,530
	9/01/25 – NPFG Insured

NEA	Nuveen AMT-Free Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
	Rutgers State University, New Jersey, Revenue Bonds, Refunding Series 2013L:
$ 2,000	5.000%, 5/01/38	5/23 at 100.00	Aa3	$ 2,181,180
910	5.000%, 5/01/43	5/23 at 100.00	Aa3	991,236
15,235	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds,	6/28 at 100.00	BBB+	16,140,111
	Series 2018A, 5.250%, 6/01/46
2,615	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds,	6/28 at 100.00	BBB	2,654,696
	Series 2018B, 5.000%, 6/01/46
293,090	Total New Jersey			241,299,425
	New York – 6.3% (3.9% of Total Investments)
7,000	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue	No Opt. Call	BBB–	1,921,780
	Bonds, Barclays Center Project, Series 2009, 0.000%, 7/15/45
3,000	Dormitory Authority of the State of New York, Revenue Bonds, Columbia University, Series	4/21 at 100.00	AAA	3,171,660
	2011A, 5.000%, 10/01/41
7,435	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series	7/20 at 100.00	AA (4)	7,853,516
	2010, 5.500%, 7/01/43 (Pre-refunded 7/01/20) – AGM Insured
12,830	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series	7/25 at 100.00	A–	13,798,665
	2015A, 5.000%, 7/01/50
3,200	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series	7/22 at 100.00	Aa2	3,449,184
	2012A, 5.000%, 7/01/42
4,000	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series	7/23 at 100.00	Aa2	4,360,160
	2013A, 5.000%, 7/01/43
1,000	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical	6/27 at 100.00	BBB–	1,082,570
	Center Obligated Group, Series 2017, 5.000%, 12/01/33, 144A
14,075	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	2/25 at 100.00	AAA	15,397,628
	General Purpose Series 2015B Group C, 5.000%, 2/15/36
	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012
	Series 2011A:
1,295	5.750%, 2/15/47	2/21 at 100.00	AA–	1,386,401
9,670	5.250%, 2/15/47	2/21 at 100.00	AA–	10,241,400
2,105	5.750%, 2/15/47 (Pre-refunded 2/15/21)	2/21 at 100.00	Aa3 (4)	2,277,505
445	5.250%, 2/15/47 (Pre-refunded 2/15/21)	2/21 at 100.00	Aa3 (4)	476,528
10,000	Liberty Development Corporation, New York, Goldman Sachs Headquarter Revenue Bonds, Series	No Opt. Call	A	11,879,800
	2005, 5.250%, 10/01/35
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2014A:
1,045	4.000%, 9/01/39 – AGM Insured	9/24 at 100.00	AA	1,053,067
780	5.000%, 9/01/44	9/24 at 100.00	A–	849,771
5,000	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2018,	9/28 at 100.00	A–	5,570,600
	5.000%, 9/01/37
7,240	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A, 5.000%,	5/21 at 100.00	A– (4)	7,751,868
	5/01/38 (Pre-refunded 5/01/21)
15,100	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2012A,	9/22 at 100.00	A–	16,184,482
	5.000%, 9/01/42
3,500	Monroe County Industrial Development Corporation, New York, FHA Insured Mortgage Revenue	2/21 at 100.00	AA	3,783,570
	Bonds, Unity Hospital of Rochester Project, Series 2010, 5.750%, 8/15/30
1,000	Monroe County Industrial Development Corporation, New York, Revenue Bonds,University of	7/23 at 100.00	AA– (4)	1,123,440
	Rochester Project, Series 2013A, 5.000%, 7/01/43 (Pre-refunded 7/01/23)
2,100	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue	12/20 at 100.00	AA+	2,229,633
	Bonds, Second Generation Resolution, Fiscal 2011 Series EE, 5.375%, 6/15/43
7,225	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	6/23 at 100.00	AA+	7,753,436
	General Resolution Revenue Bonds, Fiscal 2014 Series BB, 5.000%, 6/15/46

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 5,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	6/27 at 100.00	AA+	$ 5,577,350
	General Resolution Revenue Bonds, Fiscal 2017 Series EE, 5.000%, 6/15/37
3,500	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal	7/27 at 100.00	AA	3,530,625
	2018, Series 2017S-1, 4.000%, 7/15/36
5,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate	5/23 at 100.00	AAA	5,419,950
	Fiscal 2013 Series I, 5.000%, 5/01/38
5,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate	5/28 at 100.00	AAA	5,563,100
	Fiscal 2018 Series C-3, 5.000%, 5/01/41
2,060	New York City, New York, General Obligation Bonds, Fiscal 2017 Series B-1, 5.000%, 12/01/41	12/26 at 100.00	AA	2,274,281
10	New York City, New York, General Obligation Bonds, Fiscal Series 1996J, 5.500%, 2/15/26	1/19 at 100.00	AA	10,031
5	New York City, New York, General Obligation Bonds, Fiscal Series 1997H, 6.125%, 8/01/25	1/19 at 100.00	AA	5,018
23,920	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	24,532,830
	Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A
6,385	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade	11/21 at 100.00	A+	6,964,566
	Center Project, Series 2011, 5.750%, 11/15/51
4,045	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water	6/22 at 100.00	AAA	5,133,105
	Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects,
	Tender Option Bond Trust 2016-XL0002, 10.612%, 6/15/26, 144A (IF) (5)
8,000	New York State Thruway Authority, General Revenue Junior Indebtedness Obligations, Series	1/26 at 100.00	A–	8,586,320
	2016A, 5.000%, 1/01/51, (UB) (5)
2,105	Onondaga Civic Development Corporation, New York, Revenue Bonds, Saint Joseph’s Hospital	7/22 at 100.00	N/R (4)	2,311,332
	Health Center Project, Series 2012, 5.000%, 7/01/42 (Pre-refunded 7/01/22)
3,925	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy	12/23 at 100.00	AA–	4,335,123
	Ninth Series 2013, 5.000%, 12/01/38
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air
	Terminal LLC Project, Eighth Series 2010:
8,550	5.500%, 12/01/31	12/20 at 100.00	Baa1	9,093,609
3,710	6.000%, 12/01/42	12/20 at 100.00	Baa1	3,974,708
9,950	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding	No Opt. Call	AA–	11,032,361
	Bonds, Tender Option Bond Trust 2016-XL0003, 5.794%, 11/15/21, 144A (IF) (5)
5,000	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding	5/25 at 100.00	AA–	5,468,350
	Series 2015A, 5.000%, 11/15/50
	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding
	Subordinate Lien Series 2013A:
10,725	0.000%, 11/15/31	No Opt. Call	A+	6,515,438
1,105	0.000%, 11/15/32	No Opt. Call	A+	639,917
227,040	Total New York			234,564,678
	North Carolina – 1.1% (0.7% of Total Investments)
3,555	Charlotte, North Carolina, Water and Sewer System Refunding Bonds, Tender Option Bond Trust	7/20 at 100.00	AAA	4,030,872
	2016-XL0012, 10.562%, 7/01/38, 144A (IF) (5)
1,000	Charlotte-Mecklenberg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA	1/21 at 100.00	AA–	1,056,560
	Carolinas HealthCare System, Series 2011A, 5.250%, 1/15/42
3,440	New Hanover County, North Carolina, Hospital Revenue Bonds, New Hanover Regional Medical	10/27 at 100.00	A+	3,719,810
	Center, Series 2017, 5.000%, 10/01/47
9,485	North Carolina Capital Facilities Finance Agency, Revenue Bonds, Duke University Project,	10/25 at 100.00	AA+	10,449,625
	Series 2015B, 5.000%, 10/01/55, (UB) (5)
2,720	North Carolina Medical Care Commission,Retirement Facilities First Mortgage Revenue Bonds,	10/24 at 102.00	N/R	2,800,485
	Southminster Project, Refunding Series 2016, 5.000%, 10/01/37
3,560	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Duke University	6/19 at 100.00	Aa2 (4)	3,624,614
	Health System, Series 2009A, 5.000%, 6/01/42 (Pre-refunded 6/01/19)

NEA	Nuveen AMT-Free Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	North Carolina (continued)
$ 5,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Duke University	6/22 at 100.00	AA	$ 5,363,350
	Health System, Series 2012A, 5.000%, 6/01/42
1,455	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Vidant Health,	6/22 at 100.00	A+	1,542,402
	Refunding Series 2012A, 5.000%, 6/01/36
	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, WakeMed,
	Refunding Series 2012A:
3,300	5.000%, 10/01/31	10/22 at 100.00	A+	3,568,554
1,500	5.000%, 10/01/38	10/22 at 100.00	A+	1,616,295
1,900	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Series 2009A,	1/19 at 100.00	AA (4)	1,912,084
	5.750%, 1/01/39 (Pre-refunded 1/01/19) – AGC Insured
36,915	Total North Carolina			39,684,651
	North Dakota – 0.9% (0.5% of Total Investments)
5,080	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center	7/22 at 100.00	N/R (4)	5,450,027
	Project, Refunding Series 2012A, 4.500%, 7/01/32 (Pre-refunded 7/01/22)
	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series 2011:
1,500	6.000%, 11/01/28	11/21 at 100.00	A+	1,664,460
3,910	6.250%, 11/01/31	11/21 at 100.00	A+	4,358,438
1,015	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated	12/21 at 100.00	A–	1,053,357
	Group, Series 2012, 5.000%, 12/01/35
4,635	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated	12/27 at 100.00	A–	4,934,004
	Group, Series 2017A, 5.000%, 12/01/42
900	Grand Forks, North Dakota, Senior Housing & Nursing Facilities Revenue Bonds, Valley Homes and	12/26 at 100.00	N/R	875,943
	Services Obligated Group, Series 2017, 5.000%, 12/01/36
500	Grand Forks, North Dakota, Senior Housing and Nursing Facilities Revenue Bonds, Valley Homes	No Opt. Call	N/R	522,120
	Obligated Group, Series 2016A, 5.125%, 12/01/24
12,565	Ward County Health Care, North Dakota, Revenue Bonds, Trinity Obligated Group, Series 2017C,	6/28 at 100.00	BBB–	12,881,889
	5.000%, 6/01/48
1,420	Williston, North Dakota, Multifamily Housing Revenue Bonds, Eagle Crest Apartments LLC	9/23 at 100.00	N/R	568,000
	Project, Series 2013, 7.750%, 9/01/38 (7)
31,525	Total North Dakota			32,308,238
	Ohio – 10.1% (6.2% of Total Investments)
	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Facilities Revenue
	Bonds, Summa Health System, Refunding & Improvement Series 2016:
3,020	5.250%, 11/15/41	11/26 at 100.00	A–	3,232,215
8,255	5.250%, 11/15/46	11/26 at 100.00	A–	8,800,325
320	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Revenue Bonds,	5/22 at 100.00	AA–	337,139
	Children’s Hospital Medical Center, Improvement & Refunding Series 2012, 5.000%, 11/15/42
	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Health Partners, Refunding and
	Improvement Series 2012A:
650	5.000%, 5/01/33	5/22 at 100.00	AA–	695,084
860	4.000%, 5/01/33	5/22 at 100.00	AA–	861,109
800	5.000%, 5/01/42	5/22 at 100.00	AA–	847,288
10,990	Allen County, Ohio, Hospital Facilities Revenue Bonds, Mercy Health, Refunding & Improvement	11/24 at 100.00	AA–	11,600,824
	Series 2015A, 5.000%, 11/01/43
6,655	Allen County, Ohio, Hospital Facilities Revenue Bonds, Mercy Health, Series 2017A,	2/28 at 100.00	AA–	6,468,527
	4.000%, 8/01/38
2,750	Bowling Green State University, Ohio, General Receipts Bonds, Series 2017B, 5.000%, 6/01/42	6/27 at 100.00	A+	2,985,428

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue
	Bonds, Senior Lien, Series 2007A-2:
$ 4,370	5.375%, 6/01/24	12/18 at 100.00	B–	$ 4,270,102
12,060	5.125%, 6/01/24	12/18 at 100.00	B–	11,669,256
22,350	5.875%, 6/01/30	12/18 at 100.00	B–	22,026,372
37,190	5.750%, 6/01/34	12/18 at 100.00	B–	35,919,218
14,555	6.000%, 6/01/42	12/18 at 100.00	B–	14,373,354
1,500	6.500%, 6/01/47	12/18 at 100.00	B–	1,516,155
33,485	5.875%, 6/01/47	12/18 at 100.00	B–	32,646,201
14,570	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/22 at 100.00	B–	14,722,256
	Revenue Bonds, Senior Lien, Series 2007A-3, 6.250%, 6/01/37
6,000	Butler County, Ohio,Hospital Facilities Revenue Bonds, UC Health, Series 2010, 5.250%,	11/20 at 100.00	A (4)	6,350,820
	11/01/29 (Pre-refunded 11/01/20)
	Cleveland Heights-University Heights City School District, Ohio, General Obligation Bonds,
	School Improvement Series 2014:
7,060	5.000%, 12/01/51	6/23 at 100.00	AA	7,535,209
10,480	5.000%, 12/01/51 (Pre-refunded 6/01/23)	6/23 at 100.00	N/R (4)	11,659,943
5,165	Cuyahoga Community College District, Ohio, General Obligation Bonds, Facilities Construction &	6/26 at 100.00	Aa1	5,259,623
	Improvement Series 2018, 4.000%, 12/01/38
5,975	Fairfield County, Ohio, Hospital Facilities Revenue Bonds, Fairfield Medical Center Project,	6/23 at 100.00	Baa3	6,128,139
	Series 2013, 5.000%, 6/15/43
1,465	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children’s Hospital Project,	5/22 at 100.00	Aa2	1,551,098
	Improvement Series 2012A, 5.000%, 11/01/42
6,345	Franklin County, Ohio, Hospital Revenue Bonds, OhioHealth Corporation, Series 2011A,	11/21 at 100.00	AA+	6,721,893
	5.000%, 11/15/41
6,950	Franklin County, Ohio, Revenue Bonds, Trinity Health Credit Group, Series 2017A,	12/27 at 100.00	AA–	7,485,567
	5.000%, 12/01/47
10,000	Greene County, Ohio, Hospital Facilities Revenue Bonds, Kettering Health Network Series 2009,	4/19 at 100.00	A+	10,141,600
	5.500%, 4/01/39
	Hamilton County, Ohio, Healthcare Revenue Bonds, Life Enriching Communities Project,
	Series 2017A:
1,500	5.000%, 1/01/47	1/27 at 100.00	N/R	1,529,100
1,120	5.000%, 1/01/52	1/27 at 100.00	N/R	1,137,931
	Hamilton County, Ohio, Healthcare Revenue Bonds, Life Enriching Communities, Refunding &
	Improvement Series 2016:
3,425	5.000%, 1/01/46	1/26 at 100.00	N/R	3,486,684
6,000	5.000%, 1/01/51	1/26 at 100.00	N/R	6,089,820
	JobsOhio Beverage System, Ohio, Statewide Liquor Profits Revenue Bonds, Senior Lien
	Series 2013A:
6,920	5.000%, 1/01/38	1/23 at 100.00	Aa3	7,454,847
14,850	5.000%, 1/01/38 (UB) (5)	1/23 at 100.00	Aa3	15,997,757
	JobsOhio Beverage System, Ohio, Statewide Senior Lien Liquor Profits Revenue Bonds, Tender
	Option Bond Trust 2016-XG0052:
875	13.546%, 1/01/38, 144A (IF), (5)	1/23 at 100.00	Aa3	1,145,524
1,050	13.546%, 1/01/38, 144A (IF), (5)	1/23 at 100.00	Aa3	1,374,628
2,305	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series	11/21 at 100.00	Baa1 (4)	2,556,568
	2011A, 6.000%, 11/15/41 (Pre-refunded 11/15/21)
6,000	Middletown City School District, Butler County, Ohio, General Obligation Bonds, Refunding	No Opt. Call	A2	6,928,140
	Series 2007, 5.250%, 12/01/31 – AGM Insured
4,380	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Series 2004A,	1/19 at 100.00	BBB+	4,428,224
	5.000%, 5/01/30
21,000	Northeast Ohio Regional Sewer District, Wastewater Improvement Revenue Bonds, Refunding &	11/24 at 100.00	AA+	22,975,260
	Improvement Series 2014, 5.000%, 11/15/49
9,365	Ohio Higher Educational Facility Commission, Revenue Bonds, University of Dayton, Series	6/28 at 100.00	A+	10,205,134
	2018A, 5.000%, 12/01/48

NEA	Nuveen AMT-Free Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$ 7,500	Ohio State, Hospital Facility Revenue Bonds, Cleveland Clinic Health System Obligated Group,	1/19 at 100.00	AA (4)	$ 7,543,275
	Refunding Series 2009A, 5.500%, 1/01/39 (Pre-refunded 1/01/19)
19,515	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien Series	2/23 at 100.00	Aa3	20,951,109
	2013A-1, 5.000%, 2/15/48
7,550	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Projects, Junior Lien	2/31 at 100.00	Aa3	7,149,774
	Convertible Series 2013A-3, 0.000%, 2/15/36 (6)
9,000	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Projects, Junior Lien Series	2/28 at 100.00	Aa3	9,027,270
	2018A, 4.000%, 2/15/46
	Southeastern Ohio Port Authority, Hospital Facilities Revenue Bonds, Memorial Health System
	Obligated Group Project, Refunding and Improvement Series 2012:
135	5.750%, 12/01/32	12/22 at 100.00	BB–	142,456
130	6.000%, 12/01/42	12/22 at 100.00	BB–	135,372
4,190	Springboro Community City School District, Warren County, Ohio, General Obligation Bonds,	No Opt. Call	AA	4,868,445
	Refunding Series 2007, 5.250%, 12/01/26 – AGM Insured
3,670	Tuscarawas County Economic Development and Finance Alliance, Ohio, Higher Education Facilities	3/25 at 100.00	N/R	3,640,824
	Revenue Bonds, Ashland University, Refunding & Improvement Series 2015, 6.000%, 3/01/45
364,300	Total Ohio			374,572,887
	Oklahoma – 0.4% (0.2% of Total Investments)
	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project,
	Series 2018B:
4,905	5.250%, 8/15/48	8/28 at 100.00	Baa3	5,205,235
1,380	5.500%, 8/15/52	8/28 at 100.00	Baa3	1,485,901
3,190	5.500%, 8/15/57	8/28 at 100.00	Baa3	3,421,754
4,000	Oklahoma Development Finance Authority, Revenue Bonds, Provident Oklahoma Education	8/27 at 100.00	BB	3,705,720
	Resources Inc.- Cross Village Student Housing Project, Series 2017, 5.000%, 8/01/47
1,125	Tulsa County Industrial Authority, Oklahoma, Senior Living Community Revenue Bonds,	11/25 at 102.00	N/R	1,218,116
	Montereau, Inc. Project, Refunding Series 2017, 5.250%, 11/15/37
14,600	Total Oklahoma			15,036,726
	Oregon – 1.1% (0.7% of Total Investments)
	Clackamas Community College District, Oregon, General Obligation Bonds, Deferred Interest
	Series 2017A:
760	0.000%, 6/15/38 (6)	6/27 at 100.00	Aa1	773,726
2,750	0.000%, 6/15/39 (6)	6/27 at 100.00	Aa1	2,793,368
	Columbia County School District 502 Saint Helens, Oregon, General Obligation Bonds,
	Series 2017:
1,310	5.000%, 6/15/38	6/27 at 100.00	Aa1	1,461,266
1,705	5.000%, 6/15/39	6/27 at 100.00	Aa1	1,897,836
7,420	Oregon Facilities Authority, Revenue Bonds, Legacy Health Project, Refunding Series 2016A,	6/26 at 100.00	AA–	7,961,066
	5.000%, 6/01/46
	Oregon Facilities Authority, Revenue Bonds, Samaritan Health Services, Refunding Series 2016A:
6,240	5.000%, 10/01/35	10/26 at 100.00	BBB+	6,734,208
2,260	5.000%, 10/01/46	10/26 at 100.00	BBB+	2,388,368
8,890	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Senior Lien Series	11/23 at 100.00	AAA	9,798,202
	2013A, 5.000%, 11/15/38
5,265	Salem Hospital Facility Authority, Oregon, Revenue Bonds, Salem Hospital Project, Refunding	5/26 at 100.00	A+	5,629,285
	Series 2016A, 5.000%, 5/15/46
36,600	Total Oregon			39,437,325
	Pennsylvania – 6.3% (3.9% of Total Investments)
15,000	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Allegheny Health	4/28 at 100.00	A	15,864,900
	Network Obligated Group Issue, Series 2018A, 5.000%, 4/01/47

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, University of
	Pittsburgh Medical Center, Series 2009A:
$ 1,250	5.500%, 8/15/34	8/19 at 100.00	AA–	$ 1,280,638
3,000	5.625%, 8/15/39	8/19 at 100.00	AA–	3,072,870
	Bethlehem Authority, Northampton and Lehigh Counties, Pennsylvania, Guaranteed Water Revenue
	Bonds, Series 1998:
3,125	0.000%, 5/15/22 – AGM Insured	No Opt. Call	AA	2,820,531
3,125	0.000%, 5/15/23 – AGM Insured	No Opt. Call	AA	2,725,281
3,135	0.000%, 5/15/24 – AGM Insured	No Opt. Call	AA	2,639,764
3,155	0.000%, 5/15/26 – AGM Insured	No Opt. Call	AA	2,467,147
4,145	0.000%, 11/15/26 – AGM Insured	No Opt. Call	AA	3,178,800
2,800	0.000%, 5/15/28 – AGM Insured	No Opt. Call	AA	2,013,116
3,000	0.000%, 11/15/28 – AGM Insured	No Opt. Call	AA	2,115,720
1,200	Centre County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Mount Nittany Medical	11/27 at 100.00	A	1,298,748
	Center Project, Series 2018A, 5.000%, 11/15/42
	Chester County Health and Education Facilities Authority, Pennsylvania, Health System Revenue
	Bonds, Jefferson Health System, Series 2010A:
1,835	5.000%, 5/15/40	5/20 at 100.00	AA	1,893,592
5,165	5.000%, 5/15/40 (Pre-refunded 5/15/20)	5/20 at 100.00	N/R (4)	5,389,419
895	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Master	6/28 at 100.00	A1	982,057
	Settlement, Series 2018, 5.000%, 6/01/34
2,150	Dauphin County General Authority, Pennsylvania, Health System Revenue Bonds, Pinnacle Health	6/22 at 100.00	A+	2,278,398
	System Project, Series 2012A, 5.000%, 6/01/42
190	Delaware County Industrial Development Authority, Pennsylvania, Resource Recovery Revenue	1/19 at 100.00	Ba1	190,471
	Refunding Bonds, Series 1997A, 6.200%, 7/01/19
26,595	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System	7/27 at 100.00	A1	29,490,132
	Revenue Bonds, Series 2017, 5.000%, 7/01/42
3,500	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds,Series 2010E,	1/20 at 100.00	AA	3,594,745
	5.000%, 1/01/40 – AGM Insured
1,050	Delaware Valley Regional Finance Authority, Pennsylvania, Local Government Revenue Bonds,	No Opt. Call	A1	1,235,902
	Series 1997B, 5.700%, 7/01/27 – AMBAC Insured
4,000	Erie Water Authority, Erie County, Pennsylvania, Water Revenue Bonds, Series 2011A, 4.625%,	12/21 at 100.00	A2	4,072,840
	12/01/44 – AGM Insured
2,900	Lancaster County Hospital Authority, Pennsylvania, Revenue Bonds, United Zion Retirement	6/27 at 100.00	N/R	2,860,502
	Community, Series 2017A, 5.000%, 12/01/47
	Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, Allentown Concession,
	Capital Appreciation Series 2013B:
4,480	0.000%, 12/01/31	No Opt. Call	A	2,611,123
5,180	0.000%, 12/01/32	No Opt. Call	A	2,877,127
9,270	Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, Allentown Concession,	12/23 at 100.00	A	10,028,101
	Series 2013A, 5.125%, 12/01/47
5,410	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Thomas	9/28 at 100.00	A+	5,823,108
	Jefferson University, Series 2018A, 5.000%, 9/01/48
5,000	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds,	1/25 at 100.00	Baa3	5,275,350
	Albert Einstein Healthcare Network Issue, Series 2015A, 5.250%, 1/15/45
3,210	Montgomery County Industrial Development Authority, Pennsylvania, Revenue Bonds, ACTS	11/26 at 100.00	N/R	3,421,892
	Retirement-Life Communities, Inc. Obligated Group, Series 2016, 5.000%, 11/15/36
630	Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue Bonds,	1/19 at 100.00	N/R	189,062
	Northampton Generating Project, Senior Lien Series 2013A0 & AE2, 5.000%, 12/01/23 (7)
115	Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue Bonds,	1/19 at 100.00	N/R	34,402
	Northampton Generating Project, Senior Lien Taxable Series 2013B, 5.000%, 12/31/23 (cash
	5.000%, PIK 5.000%) (8)

NEA	Nuveen AMT-Free Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$ 1,700	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, AICUP Financing	11/22 at 100.00	Ba1	$ 1,475,889
	Program-Delaware Valley College of Science and Agriculture Project, Series 2012 LL1,
	4.000%, 11/01/32
	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Special Revenue Bonds,
	Subordinate Series 2010A1&2:
1,250	5.500%, 12/01/34 (Pre-refunded 12/01/20)	12/20 at 100.00	N/R (4)	1,334,737
5,725	5.500%, 12/01/34 (Pre-refunded 12/01/20)	12/20 at 100.00	AA– (4)	6,113,098
	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Special Revenue Bonds,
	Subordinate Series 2011B:
965	5.000%, 12/01/41	12/21 at 100.00	A2	1,022,244
1,035	5.000%, 12/01/41 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (4)	1,120,522
3,115	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Special Revenue Bonds,	12/22 at 100.00	AA–	3,318,005
	Subordinate Series 2013A, 5.000%, 12/01/36
16,805	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E,	12/27 at 100.00	A	20,201,459
	6.375%, 12/01/38
5,575	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2015B, 5.000%, 12/01/45	12/25 at 100.00	A1	6,004,665
6,340	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2016A-1, 5.000%, 12/01/41	6/26 at 100.00	A1	6,854,174
19,250	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2009C, 6.250%,	6/26 at 100.00	AA	23,016,262
	6/01/33 – AGM Insured
1,445	Philadelphia Authority for Industrial Development Senior Living Facilities, Pennsylvania,	7/27 at 100.00	N/R	1,473,409
	Revenue Bonds, Wesley Enhanced Living Obligated Group, Series 2017A, 5.000%, 7/01/37
505	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital	7/22 at 100.00	BBB–	531,098
	Revenue Bonds, Temple University Health System Obligated Group, Series 2012A, 5.625%, 7/01/42
26,765	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Health System	5/20 at 100.00	N/R (4)	27,907,063
	Revenue Bonds, Jefferson Health System, Series 2010B, 5.000%, 5/15/40 (Pre-refunded 5/15/20)
1,425	Philadelphia, Pennsylvania, General Obligation Bonds, Refunding Series 2011, 6.500%, 8/01/41	8/20 at 100.00	A (4)	1,532,203
	(Pre-refunded 8/01/20)
3,410	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 1997A, 5.125%,	No Opt. Call	A1 (4)	4,006,716
	8/01/27 – AMBAC Insured (ETM)
3,415	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Sales Tax	8/20 at 100.00	AA	3,558,157
	Revenue Bonds, Refunding Series 2010, 5.000%, 2/01/31 – AGM Insured
1,125	Scranton, Pennsylvania, Sewer Authority Revenue Bonds, Series 2011A, 5.250%, 12/01/31	12/21 at 100.00	AA (4)	1,226,284
	(Pre-refunded 12/01/21) – AGM Insured
1,930	Susquehanna Area Regional Airport Authority, Pennsylvania, Airport System Revenue Bonds,	1/23 at 100.00	Baa3	1,891,033
	Series 2012B, 4.000%, 1/01/33
226,290	Total Pennsylvania			234,312,756
	Puerto Rico – 0.6% (0.4% of Total Investments)
625	Puerto Rico Electric Power Authority, Power Revenue Bonds, Refunding Series 2005SS, 5.000%,	1/19 at 100.00	Baa2	627,306
	7/01/25 – NPFG Insured
1,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2007VV, 5.250%, 7/01/24 –	No Opt. Call	Baa2	1,061,590
	NPFG Insured
1,305	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2005L, 5.250%,	No Opt. Call	Baa2	1,379,790
	7/01/23 – NPFG Insured
1,000	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.250%,	No Opt. Call	C	1,084,310
	7/01/31 – AMBAC Insured
4,300	Puerto Rico Housing Finance Authority, Capital Fund Program Revenue Bonds, Series 2003,	1/19 at 100.00	AA–	4,476,257
	4.500%, 12/01/23
5,880	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series	8/20 at 100.00	AA	6,061,751
	2010C, 5.125%, 8/01/42 – AGM Insured

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Puerto Rico (continued)
$ 51,225	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%,	No Opt. Call	Ca	$ 7,454,262
	8/01/54 – AMBAC Insured
65,335	Total Puerto Rico			22,145,266
	Rhode Island – 0.6% (0.4% of Total Investments)
1,315	Rhode Island Health and Educational Building Corporation, Hospital Financing Revenue Bonds,	5/26 at 100.00	BBB+	1,397,174
	Lifespan Obligated Group, Refunding Series 2016, 5.000%, 5/15/39
174,390	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds,	1/19 at 100.00	CCC+	19,638,058
	Series 2007A, 0.000%, 6/01/52
2,235	Rhode Island Turnpike and Bridge Authority, Motor Fuel Tax Revenue Bonds, Series 2016A,	4/26 at 100.00	A+	2,420,304
	5.000%, 10/01/40
177,940	Total Rhode Island			23,455,536
	South Carolina – 3.3% (2.1% of Total Investments)
	Lexington County Health Services District, Inc., South Carolina, Hospital Revenue Bonds,
	Lexington Medical Center, Series 2016:
1,290	5.000%, 11/01/41	5/26 at 100.00	A1	1,360,034
6,820	5.000%, 11/01/46	5/26 at 100.00	A1	7,167,820
	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2:
26,955	0.000%, 1/01/31 – AMBAC Insured	No Opt. Call	A–	16,749,567
15,420	0.000%, 1/01/32 – AMBAC Insured	No Opt. Call	A–	9,131,416
	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, McLeod Health
	Projects, Refunding & Improvement Series 2018:
10,000	5.000%, 11/01/43	5/28 at 100.00	AA	10,915,900
6,000	5.000%, 11/01/48	5/28 at 100.00	AA	6,509,760
375	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto Health,	8/21 at 100.00	AA (4)	417,743
	Refunding Series 2011A, 6.500%, 8/01/39 (Pre-refunded 8/01/21) – AGM Insured
10,000	South Carolina Public Service Authority Santee Cooper Revenue Obligations, Refunding Series	12/26 at 100.00	A+	10,397,100
	2016B, 5.000%, 12/01/56
	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding
	Series 2014C:
3,850	5.000%, 12/01/39	12/24 at 100.00	A+	4,026,253
4,000	5.000%, 12/01/46	12/24 at 100.00	A+	4,163,480
6,790	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2013A,	12/23 at 100.00	A+	7,077,556
	5.125%, 12/01/43
	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2014A:
2,000	5.000%, 12/01/49	6/24 at 100.00	A+	2,072,760
17,240	5.500%, 12/01/54	6/24 at 100.00	A+	18,282,503
20,035	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2015E,	12/25 at 100.00	A+	21,223,076
	5.250%, 12/01/55
4,500	Spartanburg Regional Health Services District, Inc., South Carolina, Hospital Refunding	4/22 at 100.00	A	4,753,665
	Revenue Bonds, Series 2012A, 5.000%, 4/15/32
135,275	Total South Carolina			124,248,633
	South Dakota – 0.8% (0.5% of Total Investments)
	Sioux Falls, South Dakota, Health Facilities Revenue Bonds, Dow Rummel Village Project,
	Series 2017:
3,000	5.000%, 11/01/42	11/26 at 100.00	N/R	3,003,900
3,150	5.125%, 11/01/47	11/26 at 100.00	N/R	3,167,451
8,800	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Avera Health System,	7/24 at 100.00	AA–	9,346,920
	Series 2014, 5.000%, 7/01/44
2,580	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Avera Health,	7/27 at 100.00	AA–	2,747,752
	Refunding Series 2017, 5.000%, 7/01/46
3,565	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health,	11/24 at 100.00	A+	3,794,479
	Series 2014B, 5.000%, 11/01/44

NEA	Nuveen AMT-Free Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	South Dakota (continued)
$ 8,260	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health,	11/25 at 100.00	A+	$ 8,790,953
	Series 2015, 5.000%, 11/01/45
29,355	Total South Dakota			30,851,455
	Tennessee – 1.2% (0.7% of Total Investments)
10,670	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Revenue Bonds, Catholic	1/23 at 100.00	BBB+	11,230,708
	Health Initiatives, Series 2013A, 5.250%, 1/01/45
2,180	Greeneville Health and Educational Facilities Board, Tennessee, Hospital Revenue Bonds, Ballad	7/28 at 100.00	A	2,389,825
	Health, Series 2018A, 5.000%, 7/01/35
2,065	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Bonds,	8/22 at 100.00	A	2,148,550
	Mountain States Health Alliance, Series 2012A, 5.000%, 8/15/42
95	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Refunding	7/23 at 100.00	Baa1 (4)	95,234
	and Improvement Bonds, Johnson City Medical Center, Series 1998C, 5.125%, 7/01/25
	(Pre-refunded 7/01/23) – NPFG Insured
	Knox County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds,
	University Health System, Inc., Series 2016:
5,000	5.000%, 9/01/36	9/26 at 100.00	BBB	5,360,850
1,000	5.000%, 9/01/47	9/26 at 100.00	BBB	1,053,540
	Knox County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds,
	University Health System, Inc., Series 2017:
445	5.000%, 4/01/31	4/27 at 100.00	BBB	478,816
1,745	5.000%, 4/01/36	4/27 at 100.00	BBB	1,845,564
	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board,
	Tennessee, Revenue Bonds, Lipscomb University, Refunding & Improvement Series 2016A:
2,225	5.000%, 10/01/41	10/26 at 100.00	BBB	2,348,310
1,000	5.000%, 10/01/45	10/26 at 100.00	BBB	1,052,670
11,000	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board,	7/26 at 100.00	A3	11,711,810
	Tennessee, Revenue Bonds, Vanderbilt University Medical Center, Series 2016A, 5.000%, 7/01/46
4,120	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board,	No Opt. Call	N/R	4,181,429
	Tennessee, Revenue Refunding and Improvement Bonds, Meharry Medical College, Series 1996,
	6.000%, 12/01/19 – AMBAC Insured
41,545	Total Tennessee			43,897,306
	Texas – 12.9% (8.0% of Total Investments)
18,000	Arlington, Texas, Special Tax Revenue Bonds, Senior Lien Series 2018A, 5.000%, 2/15/48 –	2/28 at 100.00	AA+	19,690,560
	AGM Insured
14,615	Austin, Texas, Electric Utility System Revenue Bonds, Series 2015A, 5.000%, 11/15/45 (UB) (5)	11/25 at 100.00	Aa3	16,057,647
3,035	Bexar County, Texas, Venue Project Revenue Bonds, Refunding Combined Venue Tax Series 2010,	8/19 at 100.00	AA	3,106,990
	5.500%, 8/15/49 – AGM Insured
4,790	Bryan, Brazos County, Texas, Electric System Revenue Bonds, Refunding & Improvement Series	7/26 at 100.00	A+	4,712,594
	2016, 4.000%, 7/01/41
2,500	Capital Area Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, The	4/20 at 100.00	Baa1	2,606,925
	Roman Catholic Diocese of Austin, Series 2005B. Remarketed, 6.125%, 4/01/45
1,000	Cedar Hill Independent School District, Dallas County, Texas, General Obligation Bonds,	No Opt. Call	AA–	590,330
	Refunding Series 2002, 0.000%, 8/15/32 – FGIC Insured
1,330	Central Texas Regional Mobility Authority, Revenue Bonds, Refunding Senior Lien Series 2013A,	1/23 at 100.00	A–	1,403,975
	5.000%, 1/01/43
	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011:
2,080	5.750%, 1/01/31 (Pre-refunded 1/01/21)	1/21 at 100.00	A– (4)	2,230,571
1,000	6.000%, 1/01/41 (Pre-refunded 1/01/21)	1/21 at 100.00	A– (4)	1,077,630
6,940	6.250%, 1/01/46 (Pre-refunded 1/01/21)	1/21 at 100.00	A– (4)	7,515,187
7,750	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A,	7/25 at 100.00	A–	8,306,682
	5.000%, 1/01/45

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift Education
	Charter School, Series 2013A:
$ 1,925	4.350%, 12/01/42	12/22 at 100.00	BBB–	$ 1,839,106
1,000	4.400%, 12/01/47	12/22 at 100.00	BBB–	951,150
2,500	Comal Independent School District, Comal, Bexar, Guadalupe, Hays, and Kendall Counties, Texas,	No Opt. Call	Aaa	2,244,925
	General Obligation Bonds, Series 2005A, 0.000%, 2/01/23
6,340	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding and Improvement	11/21 at 100.00	A+	6,637,790
	Bonds, Series 2012C, 5.000%, 11/01/45 – AGM Insured
160	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series 2014A,	9/24 at 100.00	BBB–	167,672
	5.250%, 9/01/44
3,700	El Paso Independent School District, El Paso County, Texas, General Obligation Bonds, School	8/26 at 100.00	Aaa	4,061,971
	Building Series 2017, 5.000%, 8/15/42
1,500	El Paso, Texas, Airport Revenue Bonds, El Paso International Airport Series 2011,	8/20 at 100.00	A+	1,570,755
	5.250%, 8/15/33
	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate Lien
	Series 2013B:
16,920	5.000%, 4/01/53	10/23 at 100.00	AA+	18,182,740
15,000	5.000%, 4/01/53, (UB)	10/23 at 100.00	AA	16,119,450
5,295	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate Lien	4/28 at 100.00	AA+	5,833,396
	Series 2018A Tela Supported, 5.000%, 10/01/48
6,610	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Tender Option	10/23 at 100.00	AA	8,583,680
	Bond Trust 2015-XF0228, 13.326%, 11/01/44, 144A (IF)
	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Houston
	Methodist Hospital System, Series 2015:
2,320	5.000%, 12/01/45	6/25 at 100.00	AA	2,497,457
2,845	4.000%, 12/01/45	6/25 at 100.00	AA	2,740,020
	Harris County, Texas, Toll Road Revenue Bonds, Refunding Senior Lien Series 2018A:
13,890	5.000%, 8/15/43	2/28 at 100.00	Aa2	15,401,093
7,000	4.000%, 8/15/48	2/28 at 100.00	Aa2	6,915,510
4,040	Harris County, Texas, Toll Road Revenue Bonds, Subordinate Lien Unlimited Tax Tender Options	No Opt. Call	AAA	6,460,445
	Bond Trust 2015-XF2184, 11.238%, 8/15/28, 144A – AGM Insured (IF) (5)
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Capital Appreciation Refunding
	Senior Lien Series 2014A:
1,195	0.000%, 11/15/41 – AGM Insured	11/31 at 62.66	AA	418,107
2,390	0.000%, 11/15/42 – AGM Insured	11/31 at 59.73	AA	795,129
2,660	0.000%, 11/15/43 – AGM Insured	11/31 at 56.93	AA	841,331
7,260	0.000%, 11/15/44 – AGM Insured	11/31 at 54.25	AA	2,182,574
10,440	0.000%, 11/15/45 – AGM Insured	11/31 at 51.48	AA	2,970,493
7,165	0.000%, 11/15/49 – AGM Insured	11/31 at 41.91	AA	1,651,389
3,000	0.000%, 11/15/52 – AGM Insured	11/31 at 35.81	AA	588,600
3,885	Houston Independent School District Public Facility Corporation, Harris County, Texas, Lease	No Opt. Call	Aa1	3,814,410
	Revenue Bonds, Cesar E. Chavez High School, Series 1998A, 0.000%, 9/15/19 – AMBAC Insured
	Houston, Texas, Airport System Revenue Bonds, Refunding & Subordinate Lien Series 2018B:
2,000	5.000%, 7/01/43	7/28 at 100.00	A1	2,209,540
2,710	5.000%, 7/01/48	7/28 at 100.00	A1	2,982,355
4,550	Houston, Texas, Airport System Revenue Bonds, Refunding Subordinate Lien Series 2012B,	7/22 at 100.00	A+	4,904,308
	5.000%, 7/01/31
990	Houston, Texas, Airport System Revenue Bonds, Subordinate Lien Series 2000B, 5.450%, 7/01/24 –	No Opt. Call	AA	1,114,304
	AGM Insured
6,000	Houston, Texas, Combined Utility System Revenue Bonds, First Lien Series 2011D,	11/21 at 100.00	AA	6,342,120
	5.000%, 11/15/40

NEA	Nuveen AMT-Free Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment
	Project, Series 2001B:
$ 1,495	0.000%, 9/01/23 – AMBAC Insured	No Opt. Call	AA	$ 1,307,721
10,850	0.000%, 9/01/25 – AMBAC Insured	No Opt. Call	A2	8,688,029
1,715	0.000%, 9/01/32 – AMBAC Insured	No Opt. Call	A2	956,061
2,870	Hutto Independent School District, Williamson County, Texas, General Obligation Bonds,	8/21 at 100.00	A+	3,031,811
	Refunding Series 2012A, 5.000%, 8/01/46
2,340	Laredo, Webb County, Texas, Waterworks and Sewer System Revenue Bonds, Series 2011, 5.000%,	3/21 at 100.00	AA	2,462,850
	3/01/41 – AGM Insured
	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation
	Bonds, Refunding Series 2015A:
2,725	5.000%, 8/15/40	8/25 at 100.00	AAA	2,978,480
4,000	4.000%, 8/15/41	8/25 at 100.00	AAA	3,970,240
3,000	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds,	11/20 at 100.00	A3	3,140,010
	Southwest Airlines Company, Series 2010, 5.250%, 11/01/40
8,305	Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA Transmission	5/25 at 100.00	A+	8,976,708
	Services Corporation Project, Refunding Series 2015, 5.000%, 5/15/45
	McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013:
1,780	5.750%, 12/01/33	12/25 at 100.00	B1	1,834,094
1,800	6.125%, 12/01/38	12/25 at 100.00	B1	1,863,018
	Midtown Redevelopment Authority, Texas, Tax Increment Contract Revenue, Refunding Series 2017:
16,285	5.000%, 1/01/36	1/27 at 100.00	A	17,455,729
10,040	5.000%, 1/01/38 – AGM Insured	1/27 at 100.00	AA	10,805,349
	Montgomery County Toll Road Authority, Texas, Toll Road Revenue Bonds, Senior Lien Series 2018:
2,100	5.000%, 9/15/43	9/25 at 100.00	BBB–	2,223,669
1,815	5.000%, 9/15/48	9/25 at 100.00	BBB–	1,916,295
850	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue	11/24 at 102.00	N/R	894,183
	Bonds, Methodist Retirement Communities Crestview Project, Series 2016, 5.000%, 11/15/31
4,290	North Fort Bend Water Authority, Texas, Water System Revenue Bonds, Series 2011, 5.000%,	12/21 at 100.00	AA	4,573,869
	12/15/36 – AGM Insured
	North Texas Tollway Authority, Special Projects System Revenue Bonds, Convertible Capital
	Appreciation Series 2011C:
1,880	0.000%, 9/01/43 (Pre-refunded 9/01/31) (6)	9/31 at 100.00	N/R (4)	2,012,916
7,990	0.000%, 9/01/45 (Pre-refunded 9/01/31) (6)	9/31 at 100.00	N/R (4)	9,378,982
4,000	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier Capital Appreciation	1/25 at 100.00	A+	4,735,360
	Series 2008I, 6.500%, 1/01/43
2,125	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2008D,	No Opt. Call	AA	1,554,586
	0.000%, 1/01/28 – AGC Insured
	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2015B:
10,260	5.000%, 1/01/40	1/23 at 100.00	A+	10,978,303
12,205	5.000%, 1/01/45	1/25 at 100.00	A+	13,120,497
	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2015A:
6,285	5.000%, 1/01/33	1/25 at 100.00	A	6,865,231
4,000	5.000%, 1/01/34	1/25 at 100.00	A	4,357,680
4,000	5.000%, 1/01/35	1/25 at 100.00	A	4,346,080
2,250	Red River Education Finance Corporation, Texas, Higher Education Revenue Bonds, Saint Edward’s	6/26 at 100.00	BBB+	2,183,490
	University Project, Series 2016, 4.000%, 6/01/36
1,000	Sabine River Authority, Texas, Pollution Control Revenue Bonds, TXU Electric Company, Series	1/19 at 100.00	N/R	10
	2001C, 5.200%, 5/01/28 (7)
3,170	Southwest Higher Education Authority Inc., Texas, Revenue Bonds, Southern Methodist	10/20 at 100.00	AA– (4)	3,342,131
	University, Series 2010, 5.000%, 10/01/41 (Pre-refunded 10/01/20)
2,410	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue	11/21 at 100.00	AA–	2,559,661
	Bonds, Baylor Health Care System, Series 2011A, 5.000%, 11/15/30

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 3,480	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue	9/23 at 100.00	A	$ 3,780,220
	Bonds, Hendrick Medical Center, Refunding Series 2013, 5.500%, 9/01/43
	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue
	Bonds, Scott & White Healthcare Project, Series 2010:
430	5.500%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	N/R (4)	454,858
5,350	5.500%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	AA– (4)	5,664,152
4,000	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue	8/23 at 100.00	AA–	4,273,000
	Bonds, Scott & White Healthcare Project, Series 2013A, 5.000%, 8/15/43
2,500	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Texas	8/26 at 100.00	AA	2,714,450
	Health Resources System, Series 2016A, 5.000%, 2/15/41
	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds,
	Series 2012:
14,815	5.000%, 12/15/27	12/22 at 100.00	A3	15,930,866
7,925	5.000%, 12/15/28	12/22 at 100.00	A3	8,490,132
6,550	5.000%, 12/15/30	12/22 at 100.00	A3	6,977,977
2,340	5.000%, 12/15/32	12/22 at 100.00	A3	2,484,542
2,500	Texas State, General Obligation Bonds, Transportation Commission Highway Improvement	4/22 at 100.00	AAA	2,706,650
	Series 2012A, 5.000%, 4/01/31
17,760	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds,First Tier	8/22 at 100.00	A–	18,754,205
	Refunding Series 2012A, 5.000%, 8/15/41
7,345	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds,First Tier	8/24 at 100.00	A–	7,957,206
	Refunding Series 2015B, 5.000%, 8/15/37
	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds,Second Tier
	Refunding Series 2015C:
3,650	5.000%, 8/15/33	8/24 at 100.00	BBB+	3,896,886
1,600	5.000%, 8/15/37	8/24 at 100.00	BBB+	1,690,288
48,905	5.000%, 8/15/42	8/24 at 100.00	BBB+	51,328,732
4,000	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series	No Opt. Call	A–	3,252,880
	2002A, 0.000%, 8/15/25 – AMBAC Insured
479,315	Total Texas			481,190,998
	Utah – 0.9% (0.6% of Total Investments)
5,760	Central Weber Sewer Improvement District, Utah, Sewer Revenue Bonds, Refunding Series 2010A,	3/20 at 100.00	AA (4)	5,979,456
	5.000%, 3/01/33 (Pre-refunded 3/01/20) – AGC Insured
12,335	Riverton, Utah, Hospital Revenue Bonds, IHC Health Services, Inc., Series 2009, 5.000%,	8/19 at 100.00	AA+ (4)	12,630,670
	8/15/41 (Pre-refunded 8/15/19)
	Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2017B:
3,560	5.000%, 7/01/42	7/27 at 100.00	A+	3,897,452
1,975	5.000%, 7/01/47	7/27 at 100.00	A+	2,154,567
4,000	Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2018B,	7/28 at 100.00	A+	4,402,000
	5.000%, 7/01/48
	Utah Charter School Finance Authority, Charter School Revenue Bonds, Utah Charter Academies
	Project, Series 2018:
1,000	5.000%, 10/15/38	10/27 at 100.00	AA	1,087,160
2,320	5.000%, 10/15/43	10/27 at 100.00	AA	2,505,786
1,200	5.000%, 10/15/48	10/27 at 100.00	AA	1,291,404
32,150	Total Utah			33,948,495
	Vermont – 0.3% (0.2% of Total Investments)
	University of Vermont and State Agricultural College, Revenue Bonds, Refunding Series 2015:
1,000	4.000%, 10/01/40	10/25 at 100.00	Aa3	1,002,970
10,000	5.000%, 10/01/45	10/25 at 100.00	Aa3	10,952,400
11,000	Total Vermont			11,955,370

NEA	Nuveen AMT-Free Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Virginia – 2.3% (1.4% of Total Investments)
$ 430	Chesapeake, Virginia, Transportation System Senior Toll Road Revenue Bonds, Capital	7/28 at 100.00	BBB	$ 363,006
	Appreciation Series 2012B, 0.000%, 7/15/40 (6)
4,000	Fairfax County Industrial Development Authority, Virginia, Healthcare Revenue Bonds, Inova	5/28 at 100.00	Aa2	3,918,360
	Health System, Series 2018A, 4.000%, 5/15/48 (UB) (5)
1,800	Henrico County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours Health	11/22 at 100.00	A	1,945,224
	System Obligated Group, Series 2013, 5.000%, 11/01/30
11,960	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles	4/22 at 100.00	BBB+	12,485,164
	Metrorail & Capital Improvement Projects, Refunding Second Senior Lien Series 2014A,
	5.000%, 10/01/53
7,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles	No Opt. Call	AA	3,187,520
	Metrorail & Capital improvement Projects, Second Senior Lien Series 2009B, 0.000%,
	10/01/36 – AGC Insured
32,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles	10/26 at 100.00	AA	39,079,680
	Metrorail & Capital improvement Projects, Second Senior Lien Series 2009C, 6.500%,
	10/01/41 – AGC Insured
18,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles	10/28 at 100.00	BBB+	22,302,360
	Metrorail Capital Appreciation, Second Senior Lien Series 2010B, 6.500%, 10/01/44
2,000	Prince William County Industrial Development Authority, Virginia, Health Care Facilities	11/22 at 100.00	AA–	2,046,000
	Revenue Bonds, Novant Health Obligated Group-Prince William Hospital, Refunding
	Series 2013B, 4.000%, 11/01/33
	Roanoke Industrial Development Authority, Virginia, Hospital Revenue Bonds, Carilion Health
	System Obligated Group, Series 2005B:
245	5.000%, 7/01/38	7/20 at 100.00	AA	253,127
5	5.000%, 7/01/38 (Pre-refunded 7/01/20)	7/20 at 100.00	AA (4)	5,235
77,440	Total Virginia			85,585,676
	Washington – 3.3% (2.1% of Total Investments)
7,000	Central Puget Sound Regional Transit Authority, Washington, Sales Tax and Motor Vehicle Excise	11/26 at 100.00	AAA	7,747,530
	Tax Bonds, Green Series 2016S-1, 5.000%, 11/01/41
12,235	Chelan County Public Utility District 1, Washington, Columbia River-Rock Island Hydro-Electric	No Opt. Call	AA+	9,675,683
	System Revenue Refunding Bonds, Series 1997A, 0.000%, 6/01/26 – NPFG Insured
4,200	King County Public Hospital District 1, Washington, Limited Tax General Obligation Bonds,	12/26 at 100.00	A2	4,572,120
	Refunding Series 2016, 5.000%, 12/01/36
15,000	King County, Washington, Sewer Revenue Bonds, Refunding Series 2012, 5.000%, 1/01/52	1/22 at 100.00	AA+	15,917,100
2,500	King County, Washington, Sewer Revenue Bonds, Series 2009, 5.250%, 1/01/42	1/19 at 100.00	AA+ (4)	2,514,050
	(Pre-refunded 1/01/19)
3,000	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2015A, 5.000%, 4/01/40	10/24 at 100.00	AA–	3,256,770
1,250	Seattle Housing Authority, Washington, Pooled Housing Revenue Bonds, Refunding Series 2014,	12/23 at 100.00	AA	1,325,187
	5.000%, 12/01/44
12,515	Spokane Public Facilities District, Washington, Hotel, Motel, and Sales Use Tax Revenue Bonds,	6/23 at 100.00	A+	13,511,695
	Series 2013A, 5.000%, 12/01/38
8,310	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research	1/21 at 100.00	A+	8,725,915
	Center, Series 2011A, 5.625%, 1/01/35
4,415	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center,	12/20 at 100.00	N/R (4)	4,709,613
	Series 2010, 5.500%, 12/01/39 (Pre-refunded 12/01/20)
	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services,
	Refunding Series 2012A:
4,000	5.000%, 10/01/32	10/22 at 100.00	AA–	4,328,600
10,000	4.250%, 10/01/40	10/22 at 100.00	AA–	10,158,300
3,135	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital,	10/22 at 100.00	Aa2	3,399,813
	Refunding Series 2012B, 5.000%, 10/01/30
8,230	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital,	10/22 at 100.00	Aa2	8,827,086
	Series 2012A, 5.000%, 10/01/42

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Washington (continued)
$ 7,000	Washington State Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer	7/19 at 100.00	A+ (4)	$ 7,182,560
	Research Center, Series 2009A, 6.000%, 1/01/33 (Pre-refunded 7/01/19)
500	Washington State Housing Finance Commission, Non-profit Housing Revenue Bonds, Presbyterian	1/25 at 102.00	N/R	519,315
	Retirement Communities Northwest Project, Refunding Series 2016A, 5.000%, 1/01/46, 144A
9,000	Washington State, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2003C, 0.000%,	No Opt. Call	AA+	6,683,760
	6/01/28 – FGIC Insured
10,855	Washington, General Obligation Bonds, Series 2000S-5, 0.000%, 1/01/20 – FGIC Insured	No Opt. Call	AA+	10,586,881
123,145	Total Washington			123,641,978
	West Virginia – 1.0% (0.6% of Total Investments)
	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United Health
	System Obligated Group, Refunding & Improvement Series 2013A:
3,000	5.375%, 6/01/38	6/23 at 100.00	A	3,234,750
16,846	5.500%, 6/01/44	6/23 at 100.00	A	18,147,961
9,000	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United Health	6/28 at 100.00	A	9,504,630
	System Obligated Group, Series 2018A, 5.000%, 6/01/52
3,500	West Virginia Hospital Finance Authority, Revenue Bonds, West Virginia University Health	6/27 at 100.00	A	3,718,015
	System Obligated Group, Improvement Series 2017A, 5.000%, 6/01/42
3,000	West Virginia State Building Commission, Lease Revenue Refunding Bonds, Regional Jail and	No Opt. Call	N/R	3,209,610
	Corrections Facility, Series 1998A, 5.375%, 7/01/21 – AMBAC Insured
35,346	Total West Virginia			37,814,966
	Wisconsin – 3.5% (2.1% of Total Investments)
	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard
	Public Facilities Corporation, Second Tier Series 2018B:
43	0.000%, 1/01/46, 144A – ACA Insured	No Opt. Call	N/R	1,335
42	0.000%, 1/01/47, 144A – ACA Insured	No Opt. Call	N/R	1,311
42	0.000%, 1/01/48, 144A – ACA Insured	No Opt. Call	N/R	1,296
42	0.000%, 1/01/49, 144A – ACA Insured	No Opt. Call	N/R	1,281
41	0.000%, 1/01/50, 144A – ACA Insured	No Opt. Call	N/R	1,258
45	0.000%, 1/01/51, 144A – ACA Insured	No Opt. Call	N/R	1,373
1,176	3.750%, 7/01/51, 144A – ACA Insured	3/28 at 100.00	N/R	1,114,872
45	0.000%, 1/01/52, 144A – ACA Insured	No Opt. Call	N/R	1,359
44	0.000%, 1/01/53, 144A – ACA Insured	No Opt. Call	N/R	1,336
44	0.000%, 1/01/54, 144A – ACA Insured	No Opt. Call	N/R	1,322
43	0.000%, 1/01/55, 144A – ACA Insured	No Opt. Call	N/R	1,300
43	0.000%, 1/01/56, 144A – ACA Insured	No Opt. Call	N/R	1,277
42	0.000%, 1/01/57, 144A – ACA Insured	No Opt. Call	N/R	1,264
42	0.000%, 1/01/58, 144A – ACA Insured	No Opt. Call	N/R	1,243
42	0.000%, 1/01/59, 144A – ACA Insured	No Opt. Call	N/R	1,230
41	0.000%, 1/01/60, 144A – ACA Insured	No Opt. Call	N/R	1,217
41	0.000%, 1/01/61, 144A – ACA Insured	No Opt. Call	N/R	1,196
40	0.000%, 1/01/62, 144A – ACA Insured	No Opt. Call	N/R	1,183
40	0.000%, 1/01/63, 144A – ACA Insured	No Opt. Call	N/R	1,162
39	0.000%, 1/01/64, 144A – ACA Insured	No Opt. Call	N/R	1,150
39	0.000%, 1/01/65, 144A – ACA Insured	No Opt. Call	N/R	1,138
38	0.000%, 1/01/66, 144A – ACA Insured	No Opt. Call	N/R	1,118
501	0.000%, 1/01/67, 144A – ACA Insured	No Opt. Call	N/R	14,522
	Public Finance Authority, Wisconsin, Educational Revenue Bonds, Lake Norman Charter School,
	Series 2018A:
6,000	5.000%, 6/15/38, 144A	6/26 at 100.00	BBB–	6,258,240
2,335	5.000%, 6/15/48, 144A	6/26 at 100.00	BBB–	2,418,640
4,100	University of Wisconsin Hospitals and Clinics Authority, Revenue Bonds, Refunding Series	4/23 at 100.00	AA–	4,399,669
	2013A, 5.000%, 4/01/38
5,140	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ascension Health	5/26 at 100.00	AA+	5,220,235
	Alliance Senior Credit Group, Series 2016A, 4.000%, 11/15/34

NEA	Nuveen AMT-Free Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
$ 1,240	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care,	4/20 at 100.00	AA (4)	$ 1,302,025
	Inc., Series 2010A, 5.625%, 4/15/39 (Pre-refunded 4/15/20)
6,775	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care,	7/21 at 100.00	AA (4)	7,273,572
	Inc., Series 2012A, 5.000%, 7/15/25 (Pre-refunded 7/15/21)
2,500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care,	4/23 at 100.00	AA (4)	2,793,900
	Inc., Series 2013A, 5.125%, 4/15/31 (Pre-refunded 4/15/23)
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Franciscan Sisters of
	Christian Charity Sponsored Ministry, Series 2017A:
1,000	5.000%, 9/01/30	9/27 at 100.00	BBB–	1,083,010
1,110	5.000%, 9/01/31	9/27 at 100.00	BBB–	1,197,834
1,100	5.000%, 9/01/32	9/27 at 100.00	BBB–	1,181,950
1,725	5.000%, 9/01/33	9/27 at 100.00	BBB–	1,844,232
1,775	5.000%, 9/01/34	9/27 at 100.00	BBB–	1,892,257
1,910	5.000%, 9/01/35	9/27 at 100.00	BBB–	2,030,349
2,065	5.000%, 9/01/36	9/27 at 100.00	BBB–	2,187,289
1,015	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert Health Inc.	10/22 at 100.00	AA	1,070,592
	Obligated Group, Series 2012A, 5.000%, 4/01/42
11,475	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic Health	2/27 at 100.00	A–	12,152,255
	System, Inc., Series 2017C, 5.000%, 2/15/47
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic,
	Series 2012B:
1,000	5.000%, 2/15/27	2/22 at 100.00	A–	1,058,560
1,000	5.000%, 2/15/28	2/22 at 100.00	A–	1,057,600
4,735	5.000%, 2/15/40	2/22 at 100.00	A–	4,962,422
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic,
	Series 2016A:
6,375	5.000%, 2/15/42	2/26 at 100.00	A–	6,741,053
8,500	5.000%, 2/15/46	2/26 at 100.00	A–	8,966,140
2,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic,	2/26 at 100.00	A–	2,143,500
	Series 2016B, 5.000%, 2/15/35
5,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Medical College of	11/26 at 100.00	AA–	5,421,200
	Wisconsin, Inc., Series 2016, 5.000%, 12/01/41
7,625	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc.,	6/22 at 100.00	A3	7,972,547
	Series 2012, 5.000%, 6/01/39
1,165	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital Inc.,	No Opt. Call	A1	1,219,149
	Series 1992A, 6.000%, 12/01/22 – FGIC Insured
2,650	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health Care,	8/22 at 100.00	N/R (4)	2,900,875
	Inc., Refunding 2012C, 5.000%, 8/15/32 (Pre-refunded 8/15/22)
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Saint John’s Communities
	Inc., Series 2018A:
1,500	5.000%, 9/15/45	9/23 at 100.00	N/R	1,544,955
5,455	5.000%, 9/15/50	9/23 at 100.00	N/R	5,606,431
1,000	Wisconsin Health and Educational Facilities Authority, Revenues Bonds, Gundersen Lutheran,	10/21 at 100.00	AA–	1,058,460
	Series 2011A, 5.250%, 10/15/39
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Benevolent
	Corporation Cedar Community, Series 2017:
1,110	5.000%, 6/01/37	6/25 at 103.00	N/R	1,131,112
955	5.000%, 6/01/41	6/25 at 103.00	N/R	969,497
10,230	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, ThedaCare	12/24 at 100.00	AA–	10,729,019
	Inc., Series 2015, 5.000%, 12/15/44
	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A:
955	5.750%, 5/01/33 (Pre-refunded 5/01/19)	5/19 at 100.00	N/R (4)	973,441
9,115	5.750%, 5/01/33 (Pre-refunded 5/01/19)	5/19 at 100.00	Aa2 (4)	9,291,011
124,190	Total Wisconsin			129,208,764

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wyoming – 0.5% (0.3% of Total Investments)
$ 4,080	Campbell County, Wyoming Solid Waste Facilities Revenue Bonds, Basin Electric Power	7/19 at 100.00	A	$ 4,176,818
	Cooperative – Dry Fork Station Facilities, Series 2009A, 5.750%, 7/15/39
9,626	Sweetwater County, Wyoming, Hospital Revenue Bonds, Memorial Hospital Project, Refunding	9/23 at 100.00	BB+	9,743,677
	Series 2013A, 5.000%, 9/01/37
	Teton County Hospital District, Wyoming, Hospital Revenue Bonds, St. John’s Medical Center
	Project, Series 2011B:
2,000	5.500%, 12/01/27	12/21 at 100.00	A–	2,112,200
1,000	6.000%, 12/01/36	12/21 at 100.00	A–	1,068,150
16,706	Total Wyoming			17,100,845
$6,377,642	Total Municipal Bonds (cost $5,748,180,551)			6,011,562,329

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.0% (0.0% of Total Investments)
	Transportation – 0.0% (0.0% of Total Investments)
$ 1,065	Las Vegas Monorail Company, Senior Interest Bonds, (9), (10)	5.500%	7/15/19	N/R	$693,504
299	Las Vegas Monorail Company, Senior Interest Bonds, (6), (9), (10)	5.500%	7/15/55	N/R	152,175
$ 1,364	Total Corporate Bonds (cost $66,654)				845,679
	Total Long-Term Investments (cost $5,748,247,205)				6,012,408,008
	Floating Rate Obligations – (2.8)%				(104,410,000)
	MuniFund Term Preferred Shares, net of deferred offering costs – (25.7)% (11)				(957,134,850)
	Variable Rate Demand Preferred Shares, net of deferred offering costs – (34.5)% (12)				(1,282,848,267)
	Other Assets Less Liabilities – 1.4%				51,759,493
	Net Assets Applicable to Common Shares – 100%				$3,719,774,384

NEA	Nuveen AMT-Free Quality Municipal Income Fund Portfolio of Investments (continued) October 31, 2018

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)
The ratings disclosed are the lowest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(7)
As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(8)
On July 1, 2017, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.000% to 2.000%.

(9)
During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund was not accruing income for either senior interest corporate bond. On January 18, 2017, the Fund’s Adviser determined it was likely that this senior interest corporate bond would fulfill its obligation on the security maturing on July 15, 2019, and therefore began accruing income on the Fund’s records.

(10)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(11)	MuniFund Term Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 15.9%.
(12)	Variable Rate Demand Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 21.3%.
144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ETM	Escrowed to maturity.
IF
Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

PIK
Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

UB
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Statement of Assets and Liabilities
October 31, 2018

	NAD	NEA
Assets
Long-term investments, at value (cost $4,557,326,319 and $5,748,247,205, respectively)	$4,733,154,753	$6,012,408,008
Cash	4,815,138	2,195,864
Receivable for:
Dividends and interest	64,636,614	79,877,066
Investments sold	17,130,870	17,948,152
Other assets	1,340,734	2,053,923
Total assets	4,821,078,109	6,114,483,013
Liabilities
Floating rate obligations	87,775,000	104,410,000
Payable for:
Dividends	10,250,453	13,359,745
Interest	1,345,983	178,520
Investments purchased	25,626,104	32,071,442
MuniFund Term Preferred (“MFP”) Shares, net of deferred offering
costs (liquidation preference $607,000,000 and $958,000,000, respectively)	606,625,146	957,134,850
Variable Rate MuniFund Term Preferred (“VMTP”) Shares, net of deferred offering
costs (liquidation preference $545,500,000 and $—, respectively)	545,487,412	—
Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs
(liquidation preference $632,000,000 and $1,290,300,000, respectively)	629,553,840	1,282,848,267
Accrued expenses:
Management fees	2,267,660	2,869,422
Trustees fees	853,607	1,120,383
Other	557,994	716,000
Total liabilities	1,910,343,199	2,394,708,629
Net assets applicable to common shares	$2,910,734,910	$3,719,774,384
Common shares outstanding	201,864,367	262,720,647
Net asset value (“NAV”) per common share outstanding	$14.42	$14.16
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$2,018,644	$2,627,206
Paid-in-surplus	2,778,314,665	3,509,359,804
Total distributable earnings	130,401,601	207,787,374
Net assets applicable to common shares	$2,910,734,910	$3,719,774,384
Authorized shares:
Common	Unlimited	Unlimited
Preferred	Unlimited	Unlimited

See accompanying notes to financial statements.

Statement of Operations

Year Ended October 31, 2018

	NAD	NEA
Investment Income	$209,824,335	$268,138,438
Expenses
Management fees	27,194,531	34,242,711
Interest expense and amortization of offering costs	35,964,856	40,027,635
Liquidity fees	5,547,373	11,078,016
Remarketing fees	640,778	1,299,367
Custodian fees	492,266	591,806
Trustees fees	134,297	171,779
Professional fees	218,630	232,029
Shareholder reporting expenses	241,404	299,961
Shareholder servicing agent fees	126,892	142,785
Stock exchange listing fees	56,301	73,270
Investor relations expenses	124,310	156,913
Other	205,558	267,036
Total expenses	70,947,196	88,583,308
Net investment income (loss)	138,877,139	179,555,130
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(6,103,105)	8,500,454
Swaps	—	1,220,000
Change in net unrealized appreciation (depreciation) of:
Investments	(192,714,707)	(251,685,230)
Swaps	—	1,158,822
Net realized and unrealized gain (loss)	(198,817,812)	(240,805,954)
Net increase (decrease) in net assets applicable to common shares from operations	$(59,940,673)	$(61,250,824)

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	NAD		NEA
	Year Ended 10/31/18	Year Ended(1) 10/31/17	Year Ended 10/31/18	Year Ended(1) 10/31/17
Operations
Net investment income (loss)	$138,877,139	$148,139,555	$179,555,130	$186,851,157
Net realized gain (loss) from:
Investments	(6,103,105)	7,281,041	8,500,454	384,047
Swaps	—	(97,584)	1,220,000	5,855,000
Change in net unrealized appreciation (depreciation) of:
Investments	(192,714,707)	(68,471,494)	(251,685,230)	(76,608,038)
Swaps	—	1,380,160	1,158,822	1,165,992
Net increase (decrease) in net assets applicable to common shares
from operations	(59,940,673)	88,231,678	(61,250,824)	117,648,158
Distributions to Common Shareholders(2)
Dividends(3)	(139,137,258)	(157,366,179)	(178,160,720)	(194,980,050)
Decrease in net assets applicable to common shares from distributions
to common shareholders	(139,137,258)	(157,366,179)	(178,160,720)	(194,980,050)
Capital Share Transactions
Cost of shares repurchased and retired	(221,079)	—	(675,211)	—
Net increase (decrease) in net assets applicable to common shares from
capital share transactions	(221,079)	—	(675,211)	—
Net increase (decrease) in net assets applicable to common shares	(199,299,010)	(69,134,501)	(240,086,755)	(77,331,892)
Net assets applicable to common shares at the beginning of period	3,110,033,920	3,179,168,421	3,959,861,139	4,037,193,031
Net assets applicable to common shares at the end of period	$2,910,734,910	$3,110,033,920	$3,719,774,384	$3,959,861,139

(1)	Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 9 – New Accounting Pronouncements for further details.
(2)
The composition and per share amounts of the Funds’ distributions are presented in the Financial Highlights. The distribution information for the Fund as of its most recent tax year end is presented within the Notes to Financial Statements, Note 6 – Income Tax Information.

(3)	For the fiscal year ended October 31, 2017 the Fund’s distributions to shareholders were paid from net investment income.

See accompanying notes to financial statements.

Statement of Cash Flows

Year Ended October 31, 2018

	NAD	NEA
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$(59,940,673)	$(61,250,824)
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(1,192,933,814)	(955,394,188)
Proceeds from sales and maturities of investments	969,544,209	664,988,997
Proceeds from (Purchases of) short-term investments, net	61,680,000	92,535,000
Payment-in-kind distributions	(35,123)	(10,767)
Taxes paid	(34,903)	(42,219)
Amortization (Accretion) of premiums and discounts, net	(6,442,491)	(19,267,309)
Amortization of deferred offering costs	262,685	521,590
(Increase) Decrease in:
Receivable for dividends and interest	(2,068,650)	(3,795,730)
Receivable for investments sold	(6,378,619)	466,848
Other assets	(110,347)	(118,533)
Increase (Decrease) in:
Payable for interest	(171,248)	(1,034,772)
Payable for investments purchased	15,692,665	22,679,366
Accrued management fees	(27,477)	(34,220)
Accrued Trustees fees	79,993	106,213
Accrued other expenses	(130,908)	(445,034)
Net realized (gain) loss from investments	6,103,105	(8,500,454)
Change in net unrealized appreciation (depreciation) of:
Investments	192,714,707	251,685,230
Swaps	—	(1,158,822)
Net cash provided by (used in) operating activities	(22,196,889)	(18,069,628)
Cash Flows from Financing Activities:
Proceeds from MFP Shares issued, at liquidation preference	607,000,000	958,000,000
(Payments for) VMTP Shares redeemed, at liquidation preference	(407,000,000)	(773,000,000)
(Payments for) deferred offering costs	(305,000)	(890,000)
Increase (Decrease) in:
Floating rate obligations	(32,505,000)	15,560,000
Cash distributions paid to common shareholders	(140,375,084)	(179,245,556)
Cost of common shares repurchased and retired	(221,079)	(675,211)
Net cash provided by (used in) financing activities	26,593,837	19,749,233
Net Increase (Decrease) in Cash	4,396,948	1,679,605
Cash at the beginning of period	418,190	516,259
Cash at the end of period	$4,815,138	$2,195,864

Supplemental Disclosure of Cash Flow Information	NAD	NEA
Cash paid for interest (excluding amortization of offering costs)	$35,776,841	$40,501,148

See accompanying notes to financial statements.

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Financial Highlights

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumu- lated Net Realized Gains	Total	Discount per Share Repurchased and Retired		Ending NAV	Ending Share Price
NAD
Year Ended 10/31:
2018	$15.41	$0.69	$(0.99)	$(0.30)	$(0.69)	$—	$(0.69)	$—	*	$14.42	$12.41
2017	15.75	0.73	(0.29)	0.44	(0.78)	—	(0.78)	—		15.41	13.86
2016	15.44	0.71	0.45	1.16	(0.85)	—	(0.85)	—		15.75	14.19
2015	15.64	0.84	(0.17)	0.67	(0.87)	—	(0.87)	—		15.44	14.05
2014	14.42	0.87	1.25	2.12	(0.90)	—	(0.90)	—		15.64	14.16

NEA
Year Ended 10/31:
2018	15.07	0.68	(0.91)	(0.23)	(0.68)	—	(0.68)	—	*	14.16	12.13
2017	15.36	0.71	(0.26)	0.45	(0.74)	—	(0.74)	—		15.07	13.57
2016	14.82	0.72	0.58	1.30	(0.76)	—	(0.76)	—		15.36	13.75
2015	15.13	0.77	(0.28)	0.49	(0.80)	—	(0.80)	—		14.82	13.26
2014	13.73	0.79	1.43	2.22	(0.82)	—	(0.82)	—		15.13	13.75

(a)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share
Total Returns			Ratios to Average Net Assets(b)

	Based
Based	on	Ending		Net	Portfolio
on	Share	Net		Investment	Turnover
NAV(a)	Price(a)	Assets (000)	Expenses(c)	Income (Loss)	Rate(d)

(2.03)%	(5.69)%	$2,910,735	2.34%	4.57%	20%
3.01	3.26	3,110,034	1.95	4.84	18
7.54	6.88	3,179,168	1.90	4.64	11
4.43	5.57	606,607	1.41	5.41	15
15.19	17.10	614,452	1.73	5.82	9

(1.62)	(5.84)	3,719,774	2.29	4.63	11
3.16	4.21	3,959,861	1.94	4.80	15
8.84	9.33	4,037,193	1.77	4.59	12
3.38	2.30	1,168,847	1.46	5.16	18
16.58	18.31	1,193,109	1.60	5.48	13

(b)	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares issued by the Fund.
(c)
The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 4 – Fund Shares, Preferred Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

NAD		NEA
Year Ended 10/31:		Year Ended 10/31:
2018	1.39%	2018	1.35%
2017	1.00	2017	1.00
2016	0.90	2016	0.78
2015	0.47	2015	0.50
2014	0.75	2014	0.61

(d)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

*	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Financial Highlights (continued)

	MFP Shares at the End of Period		MTP Shares at the End of Period(a)		VMTP Shares at the End of Period		VRDP Shares at the End of Period		MFP, MTP, VMTP and/or VRDP Shares at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $10 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Asset Coverage Per $1 Liquidation Preference
NAD
Year Ended 10/31:
2018	$607,000	$263,112	$—	$—	$545,500	$263,112	$632,000	$263,112	$2.63
2017	—	—	—	—	952,500	296,279	632,000	296,279	2.96
2016	—	—	—	—	952,500	300,642	632,000	300,642	3.01
2015	—	—	—	—	265,000	328,908	—	—	—
2014	—	—	—	—	265,000	331,869	—	—	—

NEA
Year Ended 10/31:
2018	958,000	265,448	—	—	—	—	1,290,300	265,448	2.65
2017	—	—	—	—	773,000	291,919	1,290,300	291,919	2.92
2016	—	—	—	—	773,000	295,667	1,290,300	295,667	2.96
2015	—	—	—	—	151,000	333,349	349,900	333,349	3.33
2014	—	—	—	—	151,000	338,193	349,900	338,193	3.38

(a)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares outstanding were as follows:

	2014
NAD
Series 2015 (NAD PRC)
Ending Market Value per Share	$—
Average Market Value per Share	10.04	^

NEA
Series 2015 (NEA PRCCL)
Ending Market Value per Share	$—
Average Market Value per Share	10.05	^

^	For the period November 1, 2013 through December 20, 2013.

See accompanying notes to financial statements.

Notes to
Financial Statements
1. General Information and Significant Accounting Policies
General Information
Fund Information
The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):
• Nuveen Quality Municipal Income Fund (NAD)
• Nuveen AMT-Free Quality Municipal Income Fund (NEA)
The Funds are registered under the Investment Company Act of 1940, as amended, as diversified closed-end management investment companies. NAD and NEA were organized as Massachusetts business trusts on January 15, 1999 and July 29, 2002, respectively.
The end of the reporting period for the Funds is October 31, 2018, and the period covered by these Notes to Financial Statements is the fiscal year ended October 31, 2018 (the ”current fiscal period”).
Investment Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Investment Objectives and Principal Investment Strategies
Each Fund seeks to provide current income exempt from regular federal income tax, and in the case of NEA the alternative minimum tax (“AMT”) applicable to individuals, by investing primarily in a portfolio of municipal obligations issued by state and local government authorities or certain U.S. territories.
Significant Accounting Policies
Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).
Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
As of the end of the reporting period, the Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	NAD	NEA
Outstanding when-issued/delayed delivery purchase commitments	$19,892,909	$9,025,595

Investment Income
Dividend income is recorded on the ex-dividend date. Investment income is comprised of interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, and is recorded on an accrual basis. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.

Notes to Financial Statements (continued)
Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.
Dividends and Distributions to Common Shareholders
Dividends from net investment income, if any, are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.
Distributions to common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Compensation
The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Funds’ Board of Trustees (“the Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Indemnifications
Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the current fiscal period. Actual results may differ from those estimates.
2. Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Prices of fixed income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above and are generally classified as Level 2.
Investments in investment companies are valued at their respective net asset value (“NAV”) on valuation date and are generally classified as Level 1.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

NAD	Level 1	Level 2	Level 3		Total
Long-Term Investments:
Municipal Bonds*	$—	$4,732,091,449	$—		$4,732,091,449
Corporate Bonds**	—	—	576,053	***	576,053
Investment Companies	487,251	—	—		487,251
Total	$487,251	$4,732,091,449	$576,053		$4,733,154,753

NEA
Long-Term Investments:
Municipal Bonds*	$—	$6,011,562,329	$—		$6,011,562,329
Corporate Bonds**	—	—	845,679	***	845,679
Total	$—	$6,011,562,329	$845,679		$6,012,408,008

*	Refer to the Fund’s Portfolio of Investments for state classifications.
**	Refer to the Fund’s Portfolio of Investments for industry classifications.
***	Refer to the Fund’s Portfolio of Investments for securities classified as Level 3.

3. Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the

Notes to Financial Statements (continued)
short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).
An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations Outstanding	NAD	NEA
Floating rate obligations: self-deposited Inverse Floaters	$87,775,000	$104,410,000
Floating rate obligations: externally-deposited Inverse Floaters	61,720,000	121,350,000
Total	$149,495,000	$225,760,000

During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

Self-Deposited Inverse Floaters	NAD	NEA
Average floating rate obligations outstanding	$107,467,671	$90,896,356
Average annual interest rate and fees	1.90%	1.91%

TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond is not sufficient to pay the purchase price of the Floaters.

The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, NEA had outstanding borrowings under such liquidity facilities in the amount of $20,265, which is recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities. There were no loans outstanding under such facilities for NAD as of the end of the reporting period.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.
As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations — Recourse Trusts	NAD	NEA
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$61,345,000	$73,705,000
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	30,165,000	52,725,000
Total	$91,510,000	$126,430,000

Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain other derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Interest Rate Swap Contracts
Interest rate swap contracts involve a Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”).
The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.
Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), a Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an over-the-counter (“OTC”) swap that is not cleared through a clearing house (“OTC Uncleared”), the amount recorded on these transactions is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps.”

Notes to Financial Statements (continued)
Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers for investments in swaps” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps” as described in the preceding paragraph.
The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums received and/or paid” on the Statement of Assets and Liabilities.
During the current fiscal period, NEA invested in forward interest rate swap contracts to help reduce price volatility risk to movements in U.S. interest rates relative to the Fund’s benchmark.The swap contracts were terminated during the current reporting period.
The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

NEA
Average notional amount of interest rate swap contracts outstanding*	$32,800,000

*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
NEA	Interest rate	Swaps	1,220,000	1,158,822

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares
Common Share Transactions
Transactions in common shares for the Funds during the Funds’ current and prior fiscal period, where applicable, were as follows:

	NAD		NEA
	Year Ended 10/31/18	Year Ended 10/31/17	Year Ended 10/31/18	Year Ended 10/31/17
Common shares:
Repurchased and retired	(17,900)	—	(55,700)	—
Weighted average common share:
Price per share repurchased and retired	$12.33	—	$12.10	—
Discount per share repurchased and retired	14.96%	—	14.89%	—

Preferred Shares
MuniFund Preferred Shares
The Funds have issued and have outstanding MuniFund Preferred (“MFP”) Shares, with a $100,000 liquidation preference per share. These MFP Shares were issued via private placement and are not publically available.
The Funds are obligated to redeem their MFP Shares by the date as specified in its offering documents (“Term Redemption Date”), unless earlier redeemed by the Funds. MFP Shares are initially issued in a pre-specified mode, however, MFP Shares can be subsequently designated as an alternative mode at a later date at the discretion of the Funds. The modes within MFP Shares detail the dividend mechanics and are described as follows. At a subsequent date, the Funds may establish additional mode structures with the MFP Share.
•
Variable Rate Remarketed Mode (“VRRM”) – Dividends for MFP Shares within this mode will be established by a remarketing agent; therefore, market value of the MFP Shares is expected to approximate its liquidation preference. Shareholders have the ability to request a best-efforts tender of its shares upon seven days notice. If the remarketing agent is unable to identify an alternative purchaser, the shares will be retained by the shareholder requesting tender and the subsequent dividend rate will increase to its step-up dividend rate. If after one consecutive year of unsuccessful remarketing attempts, the Fund will be required to designate an alternative mode or redeem the shares.

Each Fund will pay a remarketing fee on the aggregate principal amount of all MFP Shares while designated in VRRM. Payments made by the Fund to the remarketing agent are recognized as “Remarketing fees” on the Statement of Operations.
•
Variable Rate Mode (“VRM”) – Dividends for MFP Shares designated in this mode are based upon a short-term index plus an additional fixed “spread” amount established at the time of issuance or renewal / conversion of its mode. At the end of the period of the mode, the Fund will be required to either extend the term of the mode, designate an alternative mode or redeem the MFP Shares.

The fair value of MFP Shares while in VRM are expected to approximate their liquidation preference so long as the fixed “spread” on the shares remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market. In current market conditions, the Adviser has determined that the fair value of the shares are approximately their liquidation preference, but their fair value could vary if market conditions change materially.
•
Variable Rate Demand Mode (“VRDM”) – Dividends for MFP Shares designated in this mode will be established by a remarketing agent; therefore, the market value of the MFP Shares is expected to approximate its liquidation preference. While in this mode, Shares will have an unconditional liquidity feature that enable its shareholders to require a liquidity provider, which the Fund has entered into a contractual agreement, to purchase shares in the event that the shares are not able to be successfully remarketed. In the event that shares within this mode are unable to be successfully remarketed and are purchased by the liquidity provider, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the shares. Each Fund is required redeem any shares that are still owned by a liquidity provider after six months of continuous, unsuccessful remarketing.

The Fund will pay a liquidity and remarketing fee on the aggregate principal amount of all MFP shares while within VRDM. Payments made by the Fund to the liquidity provider and remarketing agent are recognized as “Liquidity fees” and “Remarketing fees”, respectively, on the Statement Operations.

Notes to Financial Statements (continued)
For financial reporting purposes, the liquidation preference of MFP Shares is recorded as a liability and is recognized as a component of “MuniFund Preferred (“MFP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities. Dividends on the MFP shares are treated as interest payments for financial reporting purposes. Unpaid dividends on MFP shares are recognized as a component on “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on MFP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.
Subject to certain conditions, MFP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The Fund may also be required to redeem certain MFP shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share in all circumstances is equal to the liquidation preference per share plus any accumulated but unpaid dividends.
NAD and NEA incurred offering costs of $305,000 and $890,000, respectively in connection with their offering of MFP Shares, which were recorded as a deferred charge and are being amortized over the life of the shares. These offering costs are recognized as a component of “MuniFund Preferred (“MFP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.
As of the end of the reporting period, NAD and NEA had $606,625,146 and $957,134,850 of MFP Shares at liquidation preference, net of deferred offering costs, respectively. Further details of each Fund’s MFP Shares outstanding as of the end of the reporting period, were as follows:

Fund	Series	Shares Outstanding	Liquidation Preference	Term Redemption Date	Mode	Mode Termination Date
NAD	A	6,070	$607,000,000	1/03/28	VRM	1/03/28*
NEA	A	1,850	$185,000,000	2/03/48	VRM	2/03/48*
	B	5,350	535,000,000	3/02/28	VRM	3/02/28*
	C	2,380	238,000,000	3/02/28	VRM	3/02/28*

*	Subject to earlier termination by either the Fund or the holder.

The average liquidation preference of MFP Shares outstanding and annualized dividend rate for the Funds during the current fiscal period were as follows:

	NAD**	NEA***
Average liquidation preference of MFP Shares outstanding	$607,000,000	$815,605,263
Annualized dividend rate	2.11%	2.20%

**	For the period January 29, 2018 (first issuance of shares) through October 31,2018.
***	For the period February 8, 2018 (first issuance of shares) through October 31,2018.

Variable Rate MuniFund Term Preferred Shares
The Funds have issued and have outstanding Variable Rate MuniFund Term Preferred (“VMTP”) Shares, with a $100,000 liquidation preference per share. VMTP Shares are issued via private placement and are not publicly available.
On January 29, 2018, NAD redeemed all of its outstanding Series 2018 VMTP Shares and on March 29, 2018, NEA redeemed all of its outstanding Series 2018 and Series 2019 VMTP Shares. Each Fund’s VMTP Shares were redeemed at their $100,000 liquidation value per share, plus dividend amounts owed, using proceeds from its issuance of MFP Shares (as described above in MuniFund Preferred Shares).
As of the end of the reporting period, NAD had $545,487,412 of VMTP Shares outstanding, at liquidation preference, net of deferred offering costs.
Further details of NAD’s VMTP Shares outstanding as of the end of the reporting period, were as follows:

		Shares	Liquidation
Fund	Series	Outstanding	Preference
NAD	2019-1	2,085	$208,500,000
	2019	3,370	337,000,000

The Fund is obligated to redeem its VMTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed by the Fund. VMTP Shares are subject to optional and mandatory redemption in certain circumstances. The VMTP Shares may be redeemed at the option of the Fund, subject to payment of premium for approximately one year following the date of issuance (“Premium Expiration Date”), and at the redemption price per share thereafter. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends. The Fund may be obligated to redeem a certain amount of the VMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The Term Redemption Date and Premium Expiration Date for the Fund’s series of VMTP Shares are as follows:

		Term	Premium
Fund	Series	Redemption Date	Expiration Date
NAD	2019-1	November 1, 2019	September 30, 2017
	2019	August 1, 2019	June 30, 2017

The average liquidation preference of VMTP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:

	NAD	NEA*
Average liquidation preference of VMTP Shares outstanding	$644,741,096	$773,000,000
Annualized dividend rate	2.27%	2.07%

*	For the period November 1, 2017 through March 29, 2018.

VMTP Shares are subject to restrictions on transfer, generally do not trade, and market quotations are generally not available. VMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed “spread” amount established at the time of issuance. The fair value of VMTP Shares is expected to be approximately their liquidation preference so long as the fixed “spread” on the VMTP Shares remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Funds’ Adviser has determined that fair value of VMTP Shares is approximately their liquidation preference, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation preference of VMTP Shares is a liability and is recognized as a component of “Variable Rate MuniFund Term Preferred (“VMTP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities.
Dividends on the VMTP Shares (which are treated as interest payments for financial reporting purposes) are set weekly. Unpaid dividends on VMTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on VMTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.
Costs incurred in connection with each Fund’s initial offering of VMTP Shares were recorded as a deferred charges, which are amortized over the life of the shares and are recognized as components of “Variable Rate MuniFund Term Preferred (“VMTP“) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.
In conjunction with NAD and NEA’s redemption of VMTP Shares, the remaining deferred cost of $6,130 and $19,656, respectively, were fully expensed during the current fiscal period, as the redemptions were deemed an extinguishment of debt.
Variable Rate Demand Preferred Shares
The Funds have issued and have outstanding Variable Rate Demand Preferred (“VRDP”) Shares, with a $100,000 liquidation preference per share. VRDP Shares are issued via private placement and are not publicly available.
As of the end of the reporting period, NAD and NEA had $629,553,840 and $1,282,848,267 of VRDP Shares at liquidation preference, net of deferred offering costs, respectively. Further details of the Funds’ VRDP Shares outstanding as of the end of the reporting period, were as follows:

		Shares	Liquidation
Fund	Series	Outstanding	Preference	Maturity
NAD	1	2,368	$236,800,000	September 11, 2026
	2	2,675	$267,500,000	September 11, 2026
	3	1,277	$127,700,000	September 11, 2026
NEA	1	2,190	$219,000,000	June 1, 2040
	2	1,309	$130,900,000	December 1, 2040
	3	3,509	$350,900,000	March 1, 2040
	4	4,895	$489,500,000	September 11, 2026
	5	1,000	$100,000,000	October 1, 2046

VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom each Fund has contracted in the event that VRDP Shares are not able to be successfully remarketed. Each Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Each Fund pays an annual remarketing fee of 0.10% on the aggregate principal amount of all VRDP Shares outstanding. Each Fund’s VRDP Shares have successfully remarketed since issuance.
Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation preference. In the event that VRDP shares are unable to be successfully remarketed, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.
Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of each Fund. Each Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.

Notes to Financial Statements (continued)
The average liquidation preference of VRDP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:

	NAD	NEA
Average liquidation preference of VRDP Shares outstanding	$632,000,000	$1,290,300,000
Annualized dividend rate	1.47%	1.41%

For financial reporting purposes, the liquidation preference of VRDP Shares is a liability and is recognized as a component of “Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Funds in connection with their offerings of VRDP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as a component of “Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offerings costs” on the Statement of Operations. In addition to interest expense, each Fund also pays a per annum liquidity fee to the liquidity provider, as well as a remarketing fee, which are recognized as “Liquidity fees” and “Remarketing fees,” respectively, on the Statement of Operations.
Preferred Share Transactions
Transactions in preferred shares for the Funds during the Funds’ current and prior fiscal period, where applicable, are noted in the following tables.
Transactions in MFP Shares for the Funds, where applicable, were as follows:

	Year Ended
	October 31, 2018
NAD	Series	Shares	Amount
MFP Shares issued	A	6,070	$607,000,000

	Year Ended
	October 31, 2018
NEA	Series	Shares	Amount
MFP Shares issued	A	1,850	$185,000,000
	B	5,350	535,000,000
	C	2,380	238,000,000
Net increase (decrease)		9,580	$958,000,000

Transactions VMTP Shares for the Funds, where applicable, were as follows:

	Year Ended
	October 31, 2018
NAD	Series	Shares	Amount
VMTP Shares redeemed	2018	(4,070)	$(407,000,000)

	Year Ended
	October 31, 2018
NEA	Series	Shares	Amount
VMTP Shares redeemed	2019	(2,380)	$(238,000,000)
	2018	(5,350)	(535,000,000)
Net increase (decrease)		(7,730)	$(773,000,000)

5. Investment Transactions
Long-term purchases and sales (including maturities but excluding derivative transactions) during the current fiscal period were as follows:

	NAD	NEA
Purchases	$1,192,933,669	$955,394,188
Sales and maturities	969,544,209	664,988,997

6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, and in the case of NEA the AMT applicable to individuals, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of October 31, 2018.

	NAD	NEA
Tax cost of investments	$4,464,099,379	$5,635,202,564
Gross unrealized:
Appreciation	$219,827,588	$313,257,353
Depreciation	(38,546,640)	(40,462,404)
Net unrealized appreciation (depreciation) of investments	$181,280,948	$272,794,949

Permanent differences, primarily due to federal taxes paid, nondeductible offering costs, expiration of capital loss carryforwards and taxable market discount resulted in reclassifications among the Funds’ components of common share net assets as of October 31, 2018, the Funds’ tax year end.
The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of October 31, 2018, the Funds’ tax year end, were as follows:

	NAD	NEA
Undistributed net tax-exempt income[1]	$348,904	$1,712,028
Undistributed net ordinary income[2]	562,276	1,519,642
Undistributed net long-term capital gains	—	—

[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on October 1, 2018, and paid on November 1, 2018.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

Notes to Financial Statements (continued)
The tax character of distributions paid during the Funds’ tax years ended October 31, 2018 and October 31, 2017 was designated for purposes of the dividends paid deduction as follows:

2018	NAD	NEA
Distributions from net tax-exempt income[3]	$173,386,092	$217,103,284
Distributions from net ordinary income[2]	951,380	1,182,494
Distributions from net long-term capital gains	—	—
2017	NAD	NEA
Distributions from net tax-exempt income	$181,705,862	$222,447,569
Distributions from net ordinary income[2]	—	—
Distributions from net long-term capital gains	—	—

[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
[3]	The Funds hereby designate these amounts paid during the fiscal year ended October 31, 2018, as Exempt Interest Dividends.

As of October 31, 2018, the Funds’ tax year end, the Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

	NAD[4]	NEA[4]
Not subject to expiration:
Short-term	$26,606,543	$21,964,832
Long-term	13,193,467	32,217,521
Total	$39,800,010	$54,182,353

[4]	A portion of NAD’s and NEA’s capital loss carryforwards are subject to an annual limitation under the Internal Revenue Code and related regulations.

As of October 31, 2018, the Funds’ tax year end, the Funds’ capital loss carryforwards expired as follows:

	NAD	NEA
Expired capital loss carryforwards	$76,136	$3,341,464

During the Funds’ tax year ended October 31, 2018, NEA utilized $9,964,617 of its capital loss carryforward.
7. Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Averaged Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For the next $3 billion	0.3750
For managed assets over $5 billion	0.3625

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*	For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of October 31, 2018, the complex-level fee for each Fund was 0.1595%.

Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds managed by the Adviser (“inter-fund trade”) under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trade of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of “Receivable for investments sold” and/or “Payable for investments purchased” on the Statement of Assets and Liabilities, when applicable.
During the current fiscal period, the Funds engaged in inter-fund trades pursuant to these procedures as follows:

Inter-Fund Trades	NAD	NEA
Purchases	$46,769,282	$57,001,641
Sales	47,389,825	67,130,455

8. Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $2.65 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in July 2019 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

Notes to Financial Statements (continued)
During the current fiscal period, NEA utilized this facility. The Fund’s maximum outstanding balance during the utilization period was as follows:

NEA
Maximum outstanding balance	$30,100,000

During the Fund’s utilization periods, during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:

NEA
Average daily balance outstanding	$19,194,307
Average annual interest rate	2.57%

During the current fiscal period, NAD did not utilize this facility.
Inter-Fund Borrowing and Lending
The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.
The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.
9. New Accounting Pronouncements
Disclosure Update and Simplification
During August 2018, the SEC issued Final Rule Release No. 33-10532, Disclosure Update and Simplification (“Final Rule Release No. 33-10532”). Final Rule Release No. 33-10532 amends certain financial statement disclosure requirements to conform to U.S. GAAP. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) remove the requirement to separately state the book basis components of net assets: undistributed (over-distribution of) net investment income (“UNII”), accumulated undistributed net realized gains (losses), and net unrealized appreciation (depreciation) at the balance sheet date. Instead, consistent with U.S. GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) remove the requirement to separately state the sources of distributions paid. Instead, consistent with U.S. GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The amendments also remove the requirement to parenthetically state the book basis amount of UNII on the statement of changes in net assets.

The requirements of Final Rule Release No. 33-10532 are effective November 5, 2018, and the Funds’ Statement of Assets and Liabilities and Statement of Changes in Net Assets for the current reporting period have been modified accordingly. In addition, certain amounts within each Fund’s Statement of Changes in Net Assets for the prior fiscal period have been modified to conform to Final Rule Release No. 33-10532.
For the prior fiscal period, the total amount of distributions paid to shareholders from net investment income and from accumulated net realized gains, if any, are recognized as “Dividends” on the Statement of Changes in Net Assets.
As of October 31, 2017, the Funds’ Statement of Changes in Net Assets reflected the following UNII balances.

	NAD	NEA
UNII at the end of period	$(5,263,305)	$(3,720,891)

FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities
The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.
10. Subsequent Events
Adjustable Rate MuniFund Term Preferred Shares
During December 2018, NAD issued 3,370 Series 2028 Adjustable Rate Term Preferred (“AMTP”) Shares in exchange for 3,370 Series 2019 VMTP Shares and 2,085 Series 2028-1 AMTP Shares in exchange for 2,085 Series 2019-1 VMTP Shares.
MuniFund Preferred Shares
During November 2018, NEA announced that it has filed notice with the SEC of its intent to redeem a portion of its outstanding MFP Shares. The Fund expects to finance the MFP share redemptions with the proceeds of newly issued preferred shares and the redemptions are contingent upon the completion of all aspects of such preferred share placements by the Fund, which may not occur as planned.

Additional Fund Information (unaudited)

Board of Trustees
Margo Cook*	Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	William J. Schneider**
Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff	Robert L. Young

*	Interested Board Member.
**	Retired from the Funds’ Board of Trustees effective December 31, 2018.

Fund Manager	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP	Computershare Trust
Chicago, IL 60606	One Lincoln Street		200 East Randolph Street	Company, N.A.
	Boston, MA 02111		Chicago, IL 60601	250 Royall Street
Canton, MA 02021
(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases
Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NAD	NEA
Common shares repurchased	17,900	55,700

FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report (unaudited)

■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

■
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumula- tive performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

■
Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■
Forward Interest Rate Swap: A contractual agreement between two counterparties under which one party agrees to make peri- odic payments to the other for an agreed period of time based on a fixed rate, while the other party agrees to make periodic payments based on a floating rate of interest based on an underlying index. Alternatively, both series of cash flows to be exchanged could be calculated using floating rates of interest but floating rates that are based upon different underlying indexes.

■
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the under- lying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

Glossary of Terms Used in this Report (unaudited) (continued)

■
NAD and NEA Custom Blended Fund Performance Benchmark: The Fund Performance Benchmark is an unleveraged index consisting of the returns of the S&P Municipal Bond Index prior to 9/12/16 and thereafter the returns of an 80%/20% blend of the S&P Municipal Bond Investment Grade Index and the S&P Municipal Bond High Yield Index, respectively. The S&P Municipal Bond Index is an unmanaged, market value-weighted index designed to measure the performance of tax-exempt municipal bonds. The S&P Municipal Bond Investment Grade Index is an unmanaged, market value-weighted index designed to measure the perform- ance of tax-exempt municipal bonds rated investment grade by Standard & Poor’s, Moody’s and/or Fitch. The S&P Municipal Bond High Yield Index is an unmanaged, market value-weighted index designed to measure the performance of the tax-exempt, high yield municipal bonds. Index returns assume compounding and do not include the effects of any fees or expenses.

■
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receiv- ables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■
Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

■
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Reinvest Automatically, Easily and Conveniently
Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan
Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient
To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Annual Investment Management Agreement Approval Process (unaudited)
At a meeting held on May 22-24, 2018 (the “May Meeting”), the Board of Trustees (each, a “Board,” and each Trustee, a “Board Member”) of each Fund, including the Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for its respective Fund, the renewal of the management agreement (the “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (the “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as investment sub-adviser to such Fund. Following an initial two-year period, the Board, including the Independent Board Members, is required under the 1940 Act to review and approve each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.”
In response to a request on behalf of the Independent Board Members by independent legal counsel, the Board received and reviewed prior to the May Meeting extensive materials specifically prepared for the annual review of Advisory Agreements by the Adviser as well as by Broadridge Financial Solutions, Inc. (“Broadridge” or “Lipper”), an independent provider of investment company data. The materials provided in connection with the annual review covered a breadth of subject matter including, but not limited to, a description of the nature, extent and quality of services provided by each Fund Adviser; a review of the Sub-Adviser and the applicable investment team(s); an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the secondary market for Nuveen closed-end funds (including, among other things an analysis of performance, distribution and valuation and capital raising trends in the broader closed-end fund market and in particular to Nuveen closed-end funds; a review of the leverage management actions taken on behalf of the Nuveen closed-end funds and the resulting impact on performance; and a description of the distribution management process and any capital management activities); a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular Nuveen fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the various sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Fund Advisers as a result of their relationships with the Nuveen funds. The Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements. The Board Members held an in-person meeting on April 10-11, 2018 (the “April Meeting”), in part, to review and discuss the performance of the Nuveen funds and the Adviser’s evaluation of the various sub-advisers to the Nuveen funds. Prior to the May Meeting, the Board Members also received and reviewed supplemental information provided in response to questions posed by the Board Members.
The information prepared specifically for the annual review of the Advisory Agreements supplemented the information provided to the Board and its committees throughout the year. The Board and its committees met regularly during the year and the information provided and topics discussed were relevant to the review of the Advisory Agreements. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Nuveen funds; strategic plans of the Adviser which may impact the services it provides to the Nuveen funds; the review of the Nuveen funds and applicable investment teams; the management of leveraging financing for the Nuveen closed-end funds; the secondary market trading of the Nuveen closed-end funds and any actions to address discounts; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers; valuation of securities; fund expenses; and overall market and regulatory developments. The Board further continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible. As a result, the Independent Board Members considered the review of the Advisory Agreements to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Fund Advisers in their review of the Advisory Agreements. Throughout the year and during the annual review of Advisory Agreements, the Independent Board Members met in executive sessions with independent legal counsel and had the benefit of counsel’s advice.
In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as determinative, but rather the decision reflected the comprehensive consideration of all the information provided, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.
A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund and the resulting performance of each Fund. With respect to the Adviser, the Board recognized the comprehensive set of management, oversight and administrative services the Adviser and its affiliates provided to manage and operate the Nuveen funds in a highly regulated industry. As illustrative, these services included, but were not limited to, product management; investment oversight, risk management and securities valuation services; fund accounting and administration services; board support and administration services; compliance and regulatory oversight services; legal support; and with respect to closed-end funds, leverage, capital and distribution management services.
In addition to the services necessary to operate and maintain the Nuveen funds, the Board recognized the Adviser’s continued program of improvements and innovations to make the Nuveen fund complex more relevant and attractive to existing and new investors and to accommodate the new and changing regulatory requirements in an increasingly complex regulatory environment. The Board noted that some of the initiatives the Adviser had taken over recent years to benefit the complex and particular Nuveen funds included, among other things:
•
Fund Rationalizations – continuing efforts to rationalize the product line through mergers, liquidations and repositionings in seeking to enhance shareholder value over the years through increased efficiency, reduced costs, improved performance and revised investment approaches more relevant to current shareholder needs;

•
Product Innovations – developing product innovations and launching new products that will help the Nuveen fund complex offer a variety of products that will attract new investors and retain existing investors, such as launching the target term funds, exchange-traded funds (“ETFs”) and multi-asset class funds;

•
Risk Management Enhancements – continuing efforts to enhance risk management, including enhancing reporting to increase the efficiency of risk monitoring, implementing programs to strengthen the ability to detect and mitigate operational risks, dedicating resources and staffing necessary to create standards to help ensure compliance with new liquidity requirements, and implementing a price verification system;

•
Additional Compliance Services – the continuing investment of significant resources, time and additional staffing to meet the various new regulatory requirements affecting the Nuveen funds over the past several years, the further implementation of unified compliance policies and processes, the development of additional compliance training modules, and the reorganization of the compliance team adding further depth to its senior leadership;

Annual Investment Management Agreement Approval Process (unaudited) (continued)
•
Expanded Dividend Management Services – as the Nuveen fund complex has grown, the additional services necessary to manage the distributions of the varied funds offered and investing in automated systems to assist in this process; and

•	with respect specifically to closed-end funds, such initiatives also included:
••
Leverage Management Services – continuing activities to expand financing relationships and develop new product structures to lower fund leverage expenses and to manage associated risks, particularly in an interest rate increasing environment;

••
Capital Management Services – continuing capital management activities through the share repurchase program and additional equity offerings in seeking to increase net asset value and/or improve fund performance for the respective Nuveen funds;

••	Data and Market Analytics – continuing development of databases that help with obtaining and analyzing ownership data of closed-end funds;
••
Enhanced Secondary Market Reporting – providing enhanced reporting and commentary on the secondary market trading of closed-end funds which permit more efficient analysis of the performance of the Nuveen funds compared to peers and of trends in the marketplace; and

••	Tender Option Bond Services – providing the additional support services necessary for Nuveen funds that seek to use tender option bonds to meet new regulatory requirements.
The Board also recognized the Adviser’s investor relations program which seeks to advance the Nuveen closed-end funds through, among other things, raising awareness and delivering education regarding closed-end funds to investors and financial advisors and promoting the Nuveen closed-end funds with such investors.
In addition to the services provided by the Adviser, the Board also noted the business related risks the Adviser incurred in managing the Nuveen funds, including entrepreneurial, legal and litigation risks.
The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and the investment and compliance oversight over the Sub-Adviser provided by the Adviser. The Board recognized that the Sub-Adviser generally provided the portfolio advisory services for the Funds. The Board reviewed the Adviser’s analysis of the Sub-Adviser which evaluated, among other things, the investment team, the members’ experience and any changes to the team during the year, the team’s assets under management, the stability and history of the organization, the team’s investment approach and the performance of the Funds over various periods. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.
B. The Investment Performance of the Funds and Fund Advisers
As part of its evaluation of the services provided by the Fund Advisers, the Board considered the investment performance of each Fund. In this regard, the Board reviewed fund performance over the quarter, one-, three- and five-year periods ending December 31, 2017 as well as performance data for the first quarter of 2018 ending March 31, 2018. The Independent Board Members noted that they reviewed and discussed fund performance over various time periods with management at their quarterly meetings throughout the year and their review and analysis of performance during the annual review of Advisory Agreements incorporated such discussions.
The Board reviewed performance on an absolute basis and in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). The Board considered the Adviser’s analysis of each Nuveen fund’s performance, including, in particular, an analysis of the Nuveen funds determined to be performance outliers and the factors contributing to their underperformance. In addition to the foregoing, in recognizing the importance of secondary market trading to shareholders of closed-end funds, the Board reviewed, among other things, the premium or discount to net asset value of the Nuveen closed-end funds as of a specified date as well as relative to the premiums or discounts of certain peers and the funds’ total return based on net asset value and market price over various periods. The Board considers the review of premiums and discounts of the closed-end funds to be a continuing priority and as such, the Board and/or its Closed-end Fund Committee also receives an update on the secondary closed-end fund market and evaluates the premiums and discounts of the Nuveen closed-end funds at each quarterly meeting, reviewing, among other things, the premium and discount trends in the broader closed-end fund market, by asset category and by closed-end fund; the historical total return performance data for the Nuveen closed-end funds based on net asset value and price over various periods; the volatility trends in the market; the distribution data of the Nuveen closed-end funds and as compared to peer averages; and a summary of the common share shelf offerings and share repurchase activity during the applicable quarter. As the Board’s Closed-end Fund Committee oversees matters particularly impacting the closed-end fund product line, the committee further engages in more in-depth discussions of the premiums and discounts of the Nuveen closed-end funds at each of its quarterly meetings.
In reviewing performance data, the Independent Board Members appreciated some of the inherent limitations of such data. In this regard, the Independent Board Members recognized that there may be limitations with the comparative data of certain peer groups or benchmarks as they may pursue objective(s), strategies or have other characteristics that are different from the respective Nuveen fund and therefore the performance results necessarily are different and limit the value of the comparisons. As an example, some funds may utilize leverage which may add to or detract from performance compared to an unlevered benchmark. The Independent Board Members also noted that management had ranked the relevancy of the peer group as low, medium or high to help the Board evaluate the value of the comparative peer performance data. The Board was aware that the performance data was measured as of a specific date and a different time period may reflect significantly different results and a period of underperformance can significantly impact long term performance figures. The Board further recognized that a shareholder’s experience in a Fund depends on his or her own holding period which may differ from that reviewed by the Independent Board Members.
In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers. The Independent Board Members noted that only a limited number of the Nuveen funds appeared to be underperforming performance outliers at the end of 2017 and considered the factors contributing to the respective fund’s performance and whether there were any performance concerns that needed to be addressed. The Board recognized that some periods of underperformance may only be temporary while other periods of underperformance may indicate a broader issue that may require a corrective action. Accordingly, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.
For Nuveen Quality Municipal Income Fund, the Board noted that the Fund ranked in the first quartile of its Performance Peer Group in the one-year period and second quartile in the three- and five-year periods. The Fund also outperformed its benchmark and blended benchmark for the one-, three- and five-year periods. The Board was satisfied with the Fund’s overall performance.
For Nuveen AMT-Free Quality Municipal Income Fund, the Board noted that the Fund ranked in the first quartile of its Performance Peer Group in the one- and three-year periods and the second quartile in the five-year period. In addition, the Fund outperformed its benchmark and blended benchmark for the one-, three- and five-year periods. The Board was satisfied with the Fund’s overall performance.

Annual Investment Management Agreement Approval Process (unaudited) (continued)
C. Fees, Expenses and Profitability
1. Fees and Expenses
In its annual review, the Board considered the fees paid to the Fund Advisers and the total operating expense ratio of each Fund. More specifically, the Independent Board Members reviewed, among other things, each Fund’s gross and net management fee rates and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and recognized that differences between the applicable fund and its respective Peer Universe may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund. In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio (excluding investment-related costs of leverage for closed-end funds) of six basis points or higher compared to that of its peer average (each an “Expense Outlier Fund”). The Board noted that the number of Nuveen funds classified as an Expense Outlier Fund pursuant to the foregoing criteria had decreased over the past few years with only a limited number of the Nuveen funds identified as Expense Outlier Funds in 2017. The Independent Board Members reviewed an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. In addition, although the Board reviewed a fund’s total net expenses both including and excluding investment-related expenses (i.e., leverage costs) and taxes for certain of the Nuveen closed-end funds, the Board recognized that leverage expenses will vary across funds and in comparison to peers because of differences in the forms and terms of leverage employed by the respective fund. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees (excluding leverage costs and leveraged assets for the closed-end funds) to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe.
In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, as applicable. The Board considered that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $47.4 million and fund-level breakpoints reduced fees by $54.6 million in 2017.
The Board considered the sub-advisory fees paid to the Sub-Adviser, including any breakpoint schedule, and as described below, comparative data of the fees the Sub-Adviser charges to other clients.
The Independent Board Members noted that the Funds had net management fees in line with their peer average and net expense ratios below their peer average.
Based on their review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.
2. Comparisons with the Fees of Other Clients
In determining the appropriateness of fees, the Board also reviewed information regarding the fee rates the respective Fund Advisers charged for certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or affiliated sub-advisers to the municipal funds, such other clients may include retail and institutional managed accounts, passively managed ETFs sub-advised by the Sub-Adviser but that are offered by another fund complex and municipal managed accounts offered by an unaffiliated adviser.
The Board recognized that each Fund had an affiliated sub-adviser and reviewed, among other things, the range of fees and average fee rates assessed for managed accounts. In addition to the comparative fee data, the Board also reviewed, among other things, a description of the different levels of services provided to other clients compared to the services provided to the Nuveen funds as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. In general, the Board noted that the higher fee levels reflect higher levels of services provided by Nuveen, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial risks incurred in sponsoring and advising a registered investment company.
3. Profitability of Fund Advisers
In conjunction with their review of fees, the Independent Board Members considered Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2017 and 2016. In considering profitability, the Independent Board Members reviewed the level of profitability realized by Nuveen including and excluding any distribution expenses incurred by Nuveen from its own resources. The Independent Board Members also reviewed a description of the expense allocation methodology employed to develop the financial information and a summary of the history of changes to the methodology over the years. For comparability purposes, the Board recognized that a prior year’s profitability would be restated to reflect any refinements to the methodology. The Independent Board Members were aware of the inherent limitations in calculating profitability as the use of different reasonable allocation methodologies may lead to significantly different results and in reviewing profitability margins over extended periods given the refinements to the methodology over time. The Board noted that two Independent Board Members, along with independent counsel, serve as the Board’s liaisons to review and discuss any proposed changes to the methodology prior to the full Board’s review.
In their review, the Independent Board Members evaluated, among other things, Nuveen’s adjusted operating margins, gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services for each of the last two calendar years. The Independent Board Members also reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2017 versus 2016. The Board noted that Nuveen recently launched its ETF product line in 2016 and reviewed the revenues, expenses and operating margin from this product line.
In addition to reviewing Nuveen’s profitability in absolute terms, the Independent Board Members also examined comparative profitability data reviewing, among other things, the revenues, expenses and adjusted total company margins of other advisory firms that had publicly available information and comparable assets under management (based on asset size and asset composition) for 2017 and as compared to their adjusted operating margins for 2016. The Independent Board Members, however, recognized the difficulty in comparing the profitability of various fund managers given the limited public information available and the subjective nature of calculating profitability which may be affected by numerous factors including the fund manager’s organizational structure, types of funds, other lines of business, methodology used to allocate expenses and cost of capital. Nevertheless, considering such limitations and based on the information provided, the Board noted that Nuveen’s adjusted operating margins appeared reasonable when compared to the adjusted margins of the peers.
Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2017 and 2016 calendar years to consider the financial strength of TIAA.
In reviewing profitability, the Independent Board Members also considered the profitability of the various sub-advisers from their relationships with the respective Nuveen fund(s). The Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2017. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin

Annual Investment Management Agreement Approval Process (unaudited) (continued)
(pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2017 and the pre- and post-tax revenue margin from 2017 and 2016.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
The Independent Board Members considered the extent to which economies of scale may be achieved as a Fund grows and whether these economies of scale have been shared with shareholders. Although the Board recognized that economies of scale are difficult to measure, the Independent Board Members noted that there are several methods that may be used in seeking to share economies of scale, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waivers and/or expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the Nuveen funds. With respect to breakpoint schedules, because the Board had previously recognized that economies of scale may occur not only when the assets of a particular fund grow but also when the assets in the complex grow, the Nuveen funds generally pay the Adviser a management fee comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. In general terms, the breakpoint schedule at the fund level reduces fees as assets in the particular fund pass certain thresholds and the breakpoint schedule at the complex level reduces fees on certain funds as the eligible assets in the complex pass certain thresholds. Subject to exceptions for certain Nuveen funds, the Independent Board Members reviewed the fund-level and complex-level fee schedules and any resulting savings in fees. In addition, with respect to closed-end funds, the Independent Board Members noted that, although such funds may from time-to-time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios. Further, the Independent Board Members recognized the Adviser’s continued reinvestment in its business through, among other things, improvements in technology, additional staffing, product innovations and other organizational changes designed to expand or enhance the services provided to the benefit of all of the Nuveen funds.
Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.
E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members reviewed the revenues that an affiliate of the Adviser received in 2017 as a result of serving as co-manager in the initial public offerings of new closed-end funds and as the underwriter on shelf offerings of existing closed-end funds.
In addition to the above, the Independent Board Members considered whether the Sub-Adviser uses commissions paid by the Funds on portfolio transactions to obtain research products and other services (“soft dollar transactions”). The Board recognized that the Sub-Adviser may benefit from research received from broker-dealers that execute Fund portfolio transactions. The Board, however, noted that the benefits for sub-advisers transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board noted that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Funds to the extent it enhances the ability of the Sub-Adviser to manage the Funds or is acquired through the commissions paid on portfolio transactions of other funds or clients.

Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Board Members & Officers (Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is set at eleven. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members:

■ TERENCE J. TOTH			Formerly, a Co-Founding Partner, Promus Capital (2008-2017);
1959			Director, Fulcrum IT Service LLC (since 2010) and Quality Control
333 W. Wacker Drive	Chairman and	2008	Corporation (since 2012); member: Catalyst Schools of Chicago Board	169
Chicago, IL 6o6o6	Board Member	Class II	(since 2008) and Mather Foundation Board (since 2012), and chair of its Investment Committee; formerly, Director, Legal & General Investment
Management America, Inc. (2008-2013); formerly, CEO and President,
Northern Trust Global Investments (2004-2007): Executive Vice President,
Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly,
Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust
Global Investments Board (2004-2007), Northern Trust Japan Board
(2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern
Trust Hong Kong Board (1997-2004).

■ JACK B. EVANS			President, The Hall-Perrine Foundation, a private philanthropic
1948			corporation (since 1996); Director and Chairman, United Fire
333 W. Wacker Drive	Board Member	1999	Group, a publicly held company; Director, Public Member, American	169
Chicago, IL 6o6o6		Class III	Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the
Board of Regents for the State of Iowa University System; formerly,
Director, Alliant Energy and The Gazette Company; formerly, Director,
Federal Reserve Bank of Chicago; formerly, President and Chief Operating
Officer, SCI Financial Group, Inc., a regional financial services firm.

■ WILLIAM C. HUNTER			Dean Emeritus, formerly, Dean, Tippie College of Business, University
1948			of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director
333 W. Wacker Drive	Board Member	2003	(2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc.,	169
Chicago, IL 6o6o6		Class I	The International Business Honor Society; formerly, Director (2004-2018)
of Xerox Corporation; Dean and Distinguished Professor of Finance, School
of Business at the University of Connecticut (2003-2006); previously, Senior
Vice President and Director of Research at the Federal Reserve Bank of
Chicago (1995-2003); formerly, Director (1997-2007), Credit Research
Center at Georgetown University.

■ ALBIN F. MOSCHNER			Founder and Chief Executive Officer, Northcroft Partners, LLC, a
1952			management consulting firm (since 2012); Director, USA Technologies, Inc.,
333 W. Wacker Drive	Board Member	2016	a provider of solutions and services to facilitate electronic payment	169
Chicago, IL 6o6o6		Class III	transactions (since 2012); formerly, Director, Wintrust Financial
Corporation (1996-2016); previously, held positions at Leap Wireless
International, Inc., including Consultant (2011-2012), Chief Operating
Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly,
President, Verizon Card Services division of Verizon Communications, Inc.
(2000-2003); formerly, President, One Point Services at One Point
Communications (1999-2000); formerly, Vice Chairman of the Board, Diba,
Incorporated (1996-1997); formerly, various executive positions with Zenith
Electronics Corporation (1991-1996).

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members (continued):

■ JOHN K. NELSON			Member of Board of Directors of Core12 LLC (since 2008), a private firm
1962			which develops branding, marketing and communications strategies
333 W. Wacker Drive	Board Member	2013	for clients; Director of The Curran Center for Catholic American Studies	169
Chicago, IL 6o6o6		Class II	(since 2009) and The President’s Council, Fordham University (since 2010);
formerly, senior external advisor to the financial services practice of Deloitte
Consulting LLP (2012-2014): formerly, Chairman of the Board of Trustees of
Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief
Executive Officer of ABN AMRO N.V. North America, and Global Head of
its Financial Markets Division (2007-2008); prior senior positions held at
ABN AMRO include Corporate Executive Vice President and Head of
Global Markets-the Americas (2006-2007), CEO of Wholesale Banking
North America and Global Head of Foreign Exchange and Futures Markets
(2001-2006), and Regional Commercial Treasurer and Senior Vice President
Trading-North America (1996-2001); formerly, Trustee at St. Edmund
Preparatory School in New York City.

■ WILLIAM J. SCHNEIDER(1)			Chairman of Miller-Valentine Partners, a real estate investment
1944			company; Board Member of WDPR Public Radio station; formerly,
333 W. Wacker Drive	Board Member	1996	Senior Partner and Chief Operating Officer (retired (2004) of	169
Chicago, IL 6o6o6		Class III	Miller-Valentine Group; formerly, Board member, Business Advisory
Council of the Cleveland Federal Reserve Bank and University of
Dayton Business School Advisory Council; past Chair and Director,
Dayton Development Coalition.

■ JUDITH M. STOCKDALE			Board Member, Land Trust Alliance (since 2013) and U.S. Endowment
1947			for Forestry and Communities (since 2013); formerly, Executive Director
333 W. Wacker Drive	Board Member	1997	(1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto,	169
Chicago, IL 6o6o6		Class I	Executive Director, Great Lakes Protection Fund (1990-1994).

■ CAROLE E. STONE			Former Director, Chicago Board Options Exchange, Inc. (2006-2017);
1947			and C2 Options Exchange, Incorporated (2009-2017); Director, CBOE
333 W. Wacker Drive	Board Member	2007	Global Markets, Inc., formerly, CBOE Holdings, Inc. (since 2010);	169
Chicago, IL 6o6o6		Class I	formerly, Commissioner, New York State Commission on Public
Authority Reform (2005-2010).

■ MARGARET L. WOLFF			Formerly, member of the Board of Directors (2013-2017) of Travelers
1955			Insurance Company of Canada and The Dominion of Canada General
333 W. Wacker Drive	Board Member	2016	Insurance Company (each, a part of Travelers Canada, the Canadian	169
Chicago, IL 6o6o6		Class I	operation of The Travelers Companies, Inc.); formerly, Of Counsel,
Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions
Group) (2005-2014); Member of the Board of Trustees of New York-
Presbyterian Hospital (since 2005); Member (since 2004) and Chair
(since 2015) of the Board of Trustees of The John A. Hartford Foundation
(a philanthropy dedicated to improving the care of older adults); formerly,
Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of
Mt. Holyoke College.

Board Members & Officers (Unaudited) (continued)

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members (continued):

■ ROBERT L. YOUNG(2)			Formerly, Chief Operating Officer and Director, J.P.Morgan Investment
1963			Management Inc. (2010-2016); formerly, President and Principal Executive
333 W. Wacker Drive	Board Member	2017	Officer (2013-2016), and Senior Vice President and Chief Operating Officer	167
Chicago, IL 6o6o6		Class II	(2005-2010), of J.P.Morgan Funds; formerly, Director and various officer positions for J.P.Morgan Investment Management Inc. (formerly, JPMorgan
Funds Management, Inc. and formerly, One Group Administrative Services)
and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer
Services, Inc.) (1999-2017).
Interested Board Member:

■ MARGO L. COOK(3)(4)			President (since 2017), formerly, Co-Chief Executive Officer and
1964			Co-President (2016-2017), formerly, Senior Executive Vice President of
333 W. Wacker Drive	Board Member	2016	Nuveen Investments, Inc.; President, Global Products and Solutions (since	169
Chicago, IL 6o6o6		Class III	2017), and, Co-Chief Executive Officer (since 2015), formerly, Executive
Vice President (2013-2015), of Nuveen Securities, LLC; Executive Vice
President (since 2017) of Nuveen, LLC; President (since August
2017), formerly Co-President (2016- 2017), formerly, Senior Executive
Vice President of Nuveen Fund Advisors, LLC (Executive Vice
President since 2011); President (since 2017), Nuveen Alternative
Investments, LLC; Chartered Financial Analyst.

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed(4)	During Past 5 Years	in Fund Complex
Overseen by
Officer

Officers of the Funds:

■ CEDRIC H. ANTOSIEWICZ			Senior Managing Director (since 2017), formerly, Managing Director
1962	Chief		(2004-2017) of Nuveen Securities, LLC; Senior Managing Director
333 W. Wacker Drive	Administrative	2007	(since 2017), formerly, Managing Director (2014-2017) of Nuveen	75
Chicago, IL 6o6o6	Officer		Fund Advisors, LLC.

■ STEPHEN D. FOY			Managing Director (since 2014), formerly, Senior Vice President (2013-
1954			2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC;
333 W. Wacker Drive	Vice President	1998	Managing Director (since 2016) of Nuveen Securities, LLC Managing	169
Chicago, IL 6o6o6	and Controller		Director (since 2016) of Nuveen Alternative Investments, LLC; Certified
Public Accountant.

■ NATHANIEL T. JONES			Managing Director (since 2017), formerly, Senior Vice President (2016-
1979			2017), formerly, Vice President (2011-2016) of Nuveen; Managing	169
333 W. Wacker Drive	Vice President	2016	Director of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Chicago, IL 6o6o6	and Treasurer

■ WALTER M. KELLY			Managing Director (since 2017), formerly, Senior Vice President
1970	Chief Compliance		(2008-2017) of Nuveen.	169
333 W. Wacker Drive	Officer and	2003
Chicago, IL 6o6o6	Vice President

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed(4)	During Past 5 Years	in Fund Complex
				Overseen by
				Officer

Officers of the Funds (continued):

■ DAVID J. LAMB			Managing Director (since 2017), formerly, Senior Vice President of
1963			Nuveen (since 2006), Vice President prior to 2006.	75
333 W. Wacker Drive	Vice President	2015
Chicago, IL 6o6o6

■ TINA M. LAZAR			Managing Director (since 2017), formerly, Senior Vice President
1961			(2014-2017) of Nuveen Securities, LLC.	169
333 W. Wacker Drive	Vice President	2002
Chicago, IL 6o6o6

■ KEVIN J. MCCARTHY			Senior Managing Director (since 2017) and Secretary and General Counsel
1966	Vice President		(since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President
333 W. Wacker Drive	and Assistant	2007	(2016-2017) and Managing Director and Assistant Secretary (2008-2016);	169
Chicago, IL 6o6o6	Secretary		Senior Managing Director (since 2017) and Assistant Secretary (since 2008)
			of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and
			Managing Director (2008-2016); Senior Managing Director (since 2017),
			Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund
			Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing
			Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing
			Director (since 2017), Secretary (since 2016) and Associate General Counsel
			(since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice
			President (2016-2017) and Managing Director and Assistant Secretary (2011-
			2016); Senior Managing Director (since 2017) and Secretary (since 2016) of
			Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-
			2017); Vice President (since 2007) and Secretary (since 2016), formerly,
			Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony
			Asset Management LLC, Santa Barbara Asset Management, LLC and Winslow
			Capital Management, LLC (since 2010). Senior Managing Director (since 2017)
			and Secretary (since 2016) of Nuveen Alternative Investments, LLC.

■ WILLIAM T. MEYERS			Senior Managing Director (since 2017), formerly, Managing Director
1966	Vice President		(2016-2017), Senior Vice President (2010-2016) of Nuveen Securities, LLC;
333 W. Wacker Drive		2018	and Nuveen Fund Advisors, LLC; Senior Managing Director (since 2017),	75
Chicago, IL 60606			formerly, Managing Director (2016-2017), Senior Vice President (2010-
			2016) of Nuveen, has held various positions with Nuveen since 1991.

■ MICHAEL A. PERRY			Executive Vice President (since 2017), previously Managing Director
1967			from 2016), of Nuveen Fund Advisors, LLC and Nuveen Alternative
333 W. Wacker Drive	Vice President	2017	Investments, LLC; Executive Vice President (since 2017), formerly,	75
Chicago, IL 6o6o6			Managing Director (2015-2017), of Nuveen Securities, LLC;
			formerly, Managing Director (2010-2015) of UBS Securities, LLC.

■ CHRISTOPHER M. ROHRBACHER			Managing Director (since 2017) and Assistant Secretary of Nuveen
1971	Vice President		Securities, LLC; Managing Director (since 2017), formerly, Senior
333 W. Wacker Drive	and Assistant	2008	Vice President (2016-2017) and Assistant Secretary (since 2016) of	169
Chicago, IL 6o6o6	Secretary		Nuveen Fund Advisors, LLC.

■ WILLIAM A. SIFFERMANN			Managing Director (since 2017), formerly Senior Vice President
1975			(2016-2017) and Vice President (2011-2016) of Nuveen.	169
333 W. Wacker Drive	Vice President	2017
Chicago, IL 6o6o6

■ JOEL T. SLAGER			Fund Tax Director for Nuveen Funds (since 2013); previously, Vice
1978	Vice President		President of Morgan Stanley Investment Management, Inc., Assistant
333 W. Wacker Drive	and Assistant	2013	Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	169
Chicago, IL 6o6o6	Secretary

Board Members & Officers (Unaudited) (continued)

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed(4)	During Past 5 Years	in Fund Complex
Overseen by
Officer

Officers of the Funds (continued):

■ MARK L. WINGET			Vice President and Assistant Secretary of Nuveen Securities, LLC
1968	Vice President		(since 2008); Vice President (since 2010) and Associate General	169
333 W. Wacker Drive	and Assistant	2008	Counsel (since 2008) of Nuveen.
Chicago, IL 60606	Secretary

■ GIFFORD R. ZIMMERMAN			Managing Director (since 2002), and Assistant Secretary of Nuveen
1956	Vice President		Securities, LLC; Managing Director (since 2004) and Assistant Secretary
333 W. Wacker Drive	Secretary	1988	(since 1994) of Nuveen Investments, Inc.; Managing Director (since	169
Chicago, IL 60606			2002), Assistant Secretary (since 1997) and Co-General Counsel (since
2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary
and Associate General Counsel of Nuveen Asset Management, LLC (since
2011); Vice President (since 2017), formerly, Managing Director (2003-2017)
and Assistant Secretary (since 2003) of Symphony Asset Management LLC;
Managing Director and Assistant Secretary (since 2002) of Nuveen Investments
Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment
Management Company, LLC (since 2002), Santa Barbara Asset Management,
LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010);
Chartered Financial Analyst.

(1)
The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex. Mr. Schneider will retire from the Board as of December 31, 2018.

(2)
On May 25, 2017, Mr. Young was appointed as a Board Member, effective July 1, 2017. He is a Board Member of each of the Nuveen Funds, except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.

(3)	“Interested person” as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)
Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Notes

Notes

Notes

Notes

Notes

Nuveen:
Serving Investors for Generations
Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
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EAN-B-1018D 690637-INV-Y-12/19

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans and William C. Hunter, who are “independent” for purposes of Item 3 of Form N-CSR.
Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen AMT-Free Quality Municipal Income Fund

The following tables show the amount of fees that KPMG LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with KPMG LLP the Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund [1]	Billed to Fund [2]	Billed to Fund [3]	Billed to Fund [4]
October 31, 2018	$24,610	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

October 31, 2017	$23,950	0	$0	$2,375

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

[1] “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2] “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3] “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

[4] “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
October 31, 2018	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
October 31, 2017	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non- audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
October 31, 2018	$ 0	$ 0	$ 0	$ 0
October 31, 2017	$ 2,375	$ 0	$ 0	$ 2,375

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of the end of the period covered by this report the members of the audit committee are Jack B. Evans, Chair, William C. Hunter, John K. Nelson, Carole E. Stone and Terence J. Toth.
ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (referred to herein as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

Item 8(a)(1). PORTFOLIO MANAGER BIOGRAPHIES

As of the date of filing this report, the following individuals had primary responsibility for the day-to-day implementation of the registrant’s investment strategies:

Christopher L. Drahn, CFA, manages several municipal funds and portfolios.  He began working in the financial industry when he joined FAF Advisors in 1980.  Chris became a portfolio manager in 1988.  He received a B.A. from Wartburg College and an M.B.A. in finance from the University of Minnesota.  Chris holds the Chartered Financial Analyst designation.

Item 8(a)(2). OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Christopher L. Drahn	Registered Investment Company	9	$7.01 billion
	Other Pooled Investment Vehicles	0	$ 0
	Other Accounts	4	$123 million
*	Assets are as of October 31, 2018. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3). FUND MANAGER COMPENSATION

As of the most recently completed fiscal year end, portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus.  The Fund’s portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s pre-tax investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management‘s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation.  Certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Item 8(a)(4). OWNERSHIP OF NEA SECURITIES AS OF OCTOBER 31, 2018

Name of Portfolio Manager	None	$1 - $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	Over $1,000,000
Christopher L. Drahn	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period*	(a)	(b)	(c)	(d)*
	TOTAL NUMBER OF	AVERAGE	TOTAL NUMBER OF SHARES	MAXIMUM NUMBER (OR
	SHARES (OR	PRICE	(OR UNITS) PURCHASED AS	APPROXIMATE DOLLAR VALUE) OF
	UNITS)	PAID PER	PART OF PUBLICLY	SHARES (OR UNITS) THAT MAY YET
	PURCHASED	SHARE (OR	ANNOUNCED PLANS OR	BE PURCHASED UNDER THE PLANS OR
		UNIT)	PROGRAMS	PROGRAMS

MAY 1-31, 2018	0		0	26,280,000

JUNE 1-30, 2018	0		0	26,280,000

JULY 1-31, 2018	0		0	26,280,000

AUGUST 1-31, 2018	0		0	26,280,000

SEPTEMBER 1-30, 2018	0		0	26,280,000

OCTOBER 1-31, 2018	55,700	12.10	0	26,224,300

TOTAL	55,700

* The registrant’s repurchase program, for the repurchase of 26,280,000 shares, was authorized August 1, 2017.  The program was reauthorized for a maximum repurchase amount of 26,280,000 shares on August 7, 2018.  Any repurchases made by the registrant pursuant to the program were made through open-market transactions.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4)    Change in the registrant’s independent public accountant. Not applicable.
(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen AMT-Free Quality Municipal Income Fund

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: January 7, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: January 7, 2019

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: January 7, 2019